UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2019

Date of reporting period: July 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon® FUNDS

2018 SEMI-ANNUAL REPORT

July 31, 2018

CRESCENT SHORT DURATION HIGH INCOME FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CRESCENT SHORT DURATION HIGH INCOME FUND

The Fund’s investments in high-yield securities, including loans, restricted securities and floating rate securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	July 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals:

Institutional wisdom + earned alpha = enduring value.

▶  We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶  We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶

We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

During periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Crescent Short Duration High Income FundSM

Performance Overview

July 31, 2018 (Unaudited)

The Investor Class of the American Beacon Crescent Short Duration High Income Fund (the “Fund”) returned 0.41% for the six-month period ended July 31, 2018, underperforming the Bank of America Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index (the “Index”) return of 1.59%. For additional comparison, the ICE Bank of America U.S. High Yield Index returned 0.55%, and the Credit Suisse Leveraged Loan Index returned 2.12% during the period.

Total Returns for the Period ended July 31, 2018
	Ticker	6 Months*	1 Year	3 Years	Since Inception 10/1/2014
Institutional Class (1,3)	ACHIX	0.49%	1.84%	4.15%	3.34%
Y Class (1,3)	ACHYX	0.55%	1.84%	4.10%	3.25%
Investor Class (1,3)	ACHPX	0.41%	1.56%	3.80%	2.99%
A without Sales Charge (1,3)	ACHAX	0.29%	1.43%	3.75%	2.91%
A with Sales Charge (1,3)	ACHAX	(2.26)%	(1.12)%	2.86%	2.22%
C without Sales Charge (1,3)	ACHCX	0.03%	0.78%	2.98%	2.17%
C with Sales Charge (1,3)	ACHCX	(0.97)%	(0.22)%	2.98%	2.17%

BofA Merrill Lynch U.S High Yield Cash Pay BB-B 1-5 Year Index (2)		1.59%	3.29%	4.82%	4.13%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index is an unmanaged index that generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.27%, 1.37%, 1.57%, 1.67% and 2.42%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s sub-advisor actively allocates among traditional high-yield, floating-rate bank-loan and private-debt sectors of the bond market to seek attractive risk-adjusted returns with lower volatility than that of the high-yield market overall. This flexibility allows for dynamic allocation across markets and provides opportunity to invest outside of the traditional indices. During the period, the sub-advisor progressively reduced its allocation to traditional high-yield and increased bank loans. Much of the increase, however, came after the rise in yields in February 2018 when the Fund had a longer duration than that of the Index. At period end, high yield represented approximately 71% of Fund assets while bank loans were 19%. Private debt exposure held steady at 9%, and the remaining 1% was in cash. By period end, the Fund’s duration was 2.2 years, which was slightly shorter than the Index duration of 2.5 years.

The sub-advisor increased its allocation to floating-rate bank loans due to their attractive risk-adjusted characteristics and ability to perform well in rising rate environments. Bank loans have floating-rate coupons that fluctuate based on the London Interbank Offered Rate (LIBOR). As the Federal Reserve System continued to raise interest rates throughout the period, LIBOR rose as well, which benefited bank loans by increasing their coupon.

The period was constructive for the credit markets as both high yield bonds and bank loans reported positive returns. High yield, however, underperformed bank loans due to rising yields. The Fund’s allocation to private-market holdings was accretive as these assets continued to contribute a premium level of income.

2

American Beacon Crescent Short Duration High Income FundSM

Performance Overview

July 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Sprint Corp., 7.250%, Due 9/15/2021		1.2
Navient Corp., 5.875%, Due 3/25/2021		1.1
Univision Communications, Inc., 5.125%, Due 5/15/2023		1.0
Hertz Corp., 5.875%, Due 10/15/2020		0.9
Freeport-McMoRan, Inc., 3.550%, Due 3/1/2022		0.9
DISH DBS Corp., 6.750%, Due 6/1/2021		0.8
Calpine Corp., 5.875%, Due 1/15/2024		0.8
Bausch Health Cos, Inc., 7.000%, Due 3/15/2024		0.8
Mclaren Finance PLC, 5.750%, Due 8/1/2022		0.8
EMC Corp., 2.650%, Due 6/1/2020		0.8

Total Fund Holdings	400

Sector Allocation (% Investments)
Communications		15.0
Consumer, Non-Cyclical		14.5
Energy		11.3
Financial		10.3
Technology		9.4
Consumer, Cyclical		7.6
Industrial		6.8
Basic Materials		6.7
Service		4.9
Consumer		4.1
Utilities		2.8
Manufacturing		2.4
Health Care		1.6
Telecommunications		1.4
Media		0.7
Defense		0.3
Transportation		0.2

3

American Beacon Crescent Short Duration High Income FundSM

Expense Examples

July 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from February 1, 2018 through July 31, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

4

American Beacon Crescent Short Duration High Income FundSM

Expense Examples

July 31, 2018 (Unaudited)

Crescent Short Duration High Income Fund
	Beginning Account Value 2/1/2018	Ending Account Value 7/31/2018	Expenses Paid During Period 2/1/2018-7/31/2018*
Institutional Class
Actual	$1,000.00	$1,004.90	$4.23
Hypothetical**	$1,000.00	$1,020.60	$4.26
Y Class
Actual	$1,000.00	$1,005.50	$4.72
Hypothetical**	$1,000.00	$1,020.10	$4.76
Investor Class
Actual	$1,000.00	$1,004.10	$6.11
Hypothetical**	$1,000.00	$1,018.70	$6.16
A Class
Actual	$1,000.00	$1,002.90	$6.21
Hypothetical**	$1,000.00	$1,018.60	$6.26
C Class
Actual	$1,000.00	$1,000.30	$9.92
Hypothetical**	$1,000.00	$1,014.90	$9.99

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.85%, 0.95%, 1.23%, 1.25%, and 2.00% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

5

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 0.00%
Energy - 0.00%
Oil, Gas & Consumable Fuels - 0.00%
Energy Exploration AssetA B	3	$-

Health Care - 0.00%
Pharmaceuticals - 0.00%
Millennium Health LLCA B	4,651	200

Total Common Stocks (Cost $26,255)		200

	Principal Amount

BANK LOAN OBLIGATIONSC - 23.19%
Basic Materials - 1.05%
Golden Nugget, Inc., 4.827%, Due 10/4/2023, 2017 Incremental Term Loan B, (1-mo. LIBOR + 2.750%)	$48,125	48,252
H.B. Fuller Co., 4.086%, Due 10/20/2024, 2017 Term Loan B, (1-mo. LIBOR + 2.000%)	112,606	112,558
Las Vegas Sands LLC, 3.827%, Due 3/27/2025, 2018 Term Loan B, (1-mo. LIBOR + 1.750%)	105,830	105,565
Loparex Holding B.V., 6.584%, Due 4/11/2025, 2018 Term Loan, (3-mo. LIBOR + 4.250%)	52,000	52,390
PQ Corp., 4.577%, Due 2/8/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.500%)	123,708	123,580
Prince Minerals, Inc., 5.899%, Due 3/20/2025, 2018 1st Lien Term Loan, (6-mo. LIBOR + 3.500%)	124,688	125,208
Pro Mach Group, Inc., 5.097%, Due 3/7/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.000%)	124,688	123,752
Solenis International LP,
6.179%, Due 12/18/2023, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	100,000	100,419
10.679%, Due 6/1/2026, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	60,000	59,050
Univar, Inc., 4.577%, Due 7/1/2024, 2017 USD Term Loan B, (1-mo. LIBOR + 2.500%)	88,630	88,837

		939,611

Consumer - 4.02%
Albertsons LLC, 4.827%, Due 8/25/2021, USD 2017 Term Loan B4, (1-mo. LIBOR + 2.750%)	38,902	38,734
Alphabet Holding Co., Inc., 5.577%, Due 9/26/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	124,063	116,256
AMCP Clean Acquisition Company LLC,
Due 6/16/2025, 2018 Delayed Draw Term LoanD E	5,226	5,226
6.334%, Due 6/16/2025, 2018 Term Loan, (3-mo. LIBOR + 4.250%)	21,774	21,774
CHG PPC Parent LLC, 4.827%, Due 3/31/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.750%)	114,000	113,858
Community Health Systems, Inc., 5.557%, Due 1/27/2021, Term Loan H, (3-mo. LIBOR + 3.250%)	23,429	22,996
Container Store, Inc. (The), 9.077%, Due 8/15/2021, 2017 Term Loan B, (1-mo. LIBOR + 7.000%)	109,435	109,709
Crown Finance US, Inc., 4.577%, Due 2/28/2025, 2018 USD Term Loan, (1-mo. LIBOR + 2.500%)	124,688	124,259
CSC Holdings LLC, 4.572%, Due 1/25/2026, 2018 Term Loan B, (1-mo. LIBOR + 2.500%)	124,688	124,479
CVS Holdings LP, 5.080%, Due 2/6/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	124,688	123,596
Dhanani Group, Inc., Due 6/27/2025, 2018 Term Loan BE	100,000	99,000
Endo Luxembourg Finance Co. I S.a.r.l., 6.375%, Due 4/29/2024, 2017 Term Loan B, (1-mo. LIBOR + 4.250%)	123,750	123,776
Global Appliance, Inc., 6.080%, Due 9/29/2024, Term Loan B, (1-mo. LIBOR + 4.000%)	124,063	124,373
GYP Holdings III Corp., 4.827%, Due 6/1/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.750%)	71,434	70,719
IRB Holding Corp., 5.347%, Due 2/5/2025, 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	124,688	125,414
Mohegan Tribal Gaming Authority, Due 10/13/2023, 2016 Term Loan BE	52,280	48,817
Next Level Apparel, Inc., Due 7/17/2024, 2018 Term LoanE	125,000	123,125
P.F. Chang’s China Bistro, Inc., 7.670%, Due 8/18/2022, 2017 Term Loan B, (6-mo. LIBOR + 5.000%)	124,063	123,907
Packers Holdings LLC, 5.347%, Due 12/4/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.250%)	124,375	124,220
Parexel International Corp., 4.827%, Due 9/27/2024, Term Loan B, (1-mo. LIBOR + 2.750%)	75,809	75,544
Rodan & Fields LLC, 6.072%, Due 6/6/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.000%)	100,000	100,625
RSC Acquisition, Inc., 6.750%, Due 11/30/2022, 2018 1st Lien Term Loan, (6-mo. LIBOR + 4.250%)	282,429	281,723
Scientific Games International, Inc., 4.903%, Due 8/14/2024, 2018 Term Loan B5, (1-mo. LIBOR + 2.750%)	166,376	166,399
Shutterfly, Inc., 4.830%, Due 8/17/2024, Term Loan B2, (1-mo. LIBOR + 2.750%)	125,000	125,469
SMG Holdings, Inc., 5.327%, Due 1/23/2025, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	124,688	124,843
SRS Distribution, Inc., 5.580%, Due 5/23/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	126,000	123,795
Staples, Inc., 6.358%, Due 9/12/2024, 2017 Term Loan B, (3-mo. LIBOR + 4.000%)	54,183	53,656
Strategic Partners, Inc., 5.827%, Due 6/30/2023, 2016 Term Loan, (1-mo. LIBOR + 3.750%)	118,505	118,653
Team Health Holdings, Inc., 4.827%, Due 2/6/2024, 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	21,889	21,260
TGP Holdings III LLC,
6.584%, Due 9/25/2024, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	194,196	194,681
10.834%, Due 9/25/2025, 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	50,000	50,500

See accompanying notes

6

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS[c] - 23.19% (continued)
Consumer - 4.02% (continued)
TMK Hawk Parent Corp., 5.580%, Due 8/28/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	$124,076	$124,037
Varsity Brands, Inc., 5.577%, Due 12/15/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	124,375	124,308
Wheel Pros LLC, 6.850%, Due 3/16/2025, 1st Lien Term Loan, (1-mo. LIBOR + 4.750%)	168,000	166,320

		3,616,051

Defense - 0.28%
Keyw Corp. (The), 6.597%, Due 5/2/2024, 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	89,000	90,001
TransDigm, Inc., 4.577%, Due 6/9/2023, 2018 Term Loan F, (1-mo. LIBOR + 2.500%)	165,638	165,659

		255,660

Energy - 0.58%
California Resources Corp.,
12.439%, Due 12/31/2021, Second Out Term Loan, (3-mo. LIBOR + 10.375%)	12,000	13,230
6.831%, Due 12/31/2022, 2017 1st Lien Term Loan, (1-mo. LIBOR + 4.750%)	13,000	13,206
Energy & Exploration Partners, Inc., 5.000%, Due 5/13/2022, 2016 2nd Lien PIK Term Loan, PIK (in-kind rate 5.000%)	6,830	69
Lucid Energy Group II LLC, 5.079%, Due 2/17/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	124,688	120,791
McDermott Technology Americas, Inc., 7.077%, Due 5/10/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	124,688	125,373
Medallion Midland Acquisition LLC, 5.327%, Due 10/30/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	124,375	122,237
PowerTeam Services LLC, 5.584%, Due 2/27/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	124,688	123,675

		518,581

Financial - 3.50%
1011778 B.C. Unlimited Liability Co., 4.327%, Due 2/16/2024, Term Loan B3, (1-mo. LIBOR + 2.250%)	186,620	186,426
Acrisure LLC, 6.592%, Due 11/22/2023, 2017 Term Loan B, (3-mo. LIBOR + 4.250%)	126,850	126,977
Alera Group Holdings, Inc., Due 7/25/2025, 2018 Term Loan BE	100,000	100,250
AssuredPartners, Inc., 5.327%, Due 10/22/2024, 2017 1st Lien Add-On Term Loan, (1-mo. LIBOR + 3.250%)	133,661	133,761
Asurion LLC,
5.077%, Due 11/3/2024, 2018 Term Loan B7, (1-mo. LIBOR + 3.000%)	100,273	100,111
8.577%, Due 8/4/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.500%)	101,436	102,852
Avolon TLB Borrower (US) LLC, 4.086%, Due 1/15/2025, Term Loan B3, (1-mo. LIBOR + 2.000%)	146,000	144,922
Capital Automotive LP, 8.080%, Due 3/24/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.000%)	116,900	118,654
Edelman Financial Center, LLC, 5.592%, Due 7/21/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	115,000	115,623
EIG Management Co. LLC, 6.079%, Due 2/22/2025, 2018 Term Loan B, (3-mo. LIBOR + 3.750%)	103,740	104,345
First Data Corp.,
4.069%, Due 7/8/2022, 2017 USD Term Loan, (1-mo. LIBOR + 2.000%)	143,345	143,328
Due 4/26/2024, 2024 USD Term LoanE	35,000	34,984
Focus Financial Partners LLC, 4.827%, Due 7/3/2024, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	124,063	123,956
Franklin Square Holdings, L.P., Due 7/25/2025, 2018 Term Loan BE	100,000	100,125
Genworth Financial, Inc., 6.578%, Due 3/7/2023, Term Loan, (1-mo. LIBOR + 4.500%)	124,688	126,948
GGP, Inc., Due 5/4/2025, 1st Lien Term Loan BE	38,000	37,667
Hub International Ltd., 5.335%, Due 4/25/2025, 2018 Term Loan B, (3-mo. LIBOR + 3.000%)	100,000	99,900
Iron Mountain, Inc., 3.827%, Due 1/2/2026, 2018 Term Loan B, (1-mo. LIBOR + 1.750%)	112,718	111,168
iStar, Inc., 4.842%, Due 6/28/2023, 2016 Term Loan B, (3-mo. LIBOR + 2.750%)	97,000	97,000
Jane Street Group LLC, 5.827%, Due 8/25/2022, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	82,179	82,898
Paradigm Acquisition Corp., 6.703%, Due 10/11/2024, 1st Lien Term Loan, (6-mo. LIBOR + 4.250%)	186,065	186,763
Prime Security Services Borrower LLC, 4.827%, Due 5/2/2022, 2016 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	72,816	72,890
PSAV Holdings LLC, 5.435%, Due 3/1/2025, 2018 1st Lien Term Loan, (2-mo. LIBOR + 3.250%)	142,021	140,868
SBA Senior Finance II LLC, 4.080%, Due 4/11/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.000%)	112,000	111,692
StepStone Group LP, 6.072%, Due 3/14/2025, Term Loan B, (1-mo. LIBOR + 4.000%)	143,640	144,358
Travelport Finance (Luxembourg) S.a.r.l., 4.830%, Due 3/17/2025, 2018 Term Loan B, (3-mo. LIBOR + 2.500%)	53,000	52,916
VFH Parent LLC, 5.586%, Due 12/30/2021, 2017 Refinanced Term Loan B, (3-mo. LIBOR + 3.250%)	52,492	52,788
VICI Properties LLC, 4.081%, Due 12/20/2024, Replacement Term Loan B, (1-mo. LIBOR + 2.000%)	115,000	115,090

See accompanying notes

7

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS[c] - 23.19% (continued)
Financial - 3.50% (continued)
WEX, Inc., 4.327%, Due 6/30/2023, 2017 Term Loan B2, (1-mo. LIBOR + 2.250%)	$76,072	$76,059

		3,145,319

Health Care - 1.57%
Affordable Care Holding Corp., 6.919%, Due 10/22/2022, 2015 1st Lien Term Loan, (2-mo. LIBOR + 4.750%)	48,750	48,872
Amneal Pharmaceuticals LLC, 5.625%, Due 5/4/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	124,971	125,831
Avantor, Inc., 6.077%, Due 11/21/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	150,310	151,437
Beaver-Visitec International, Inc., 6.169%, Due 8/21/2023, 2018 Term Loan B, (2-mo. LIBOR + 4.000%)	100,651	100,651
DentalCorp Perfect Smile ULC,
Due 6/6/2025, 1st Lien Delayed Draw Term LoanD E	22,200	22,274
5.827%, Due 6/6/2025, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	88,800	89,096
ExamWorks Group, Inc., 5.327%, Due 7/27/2023, 2017 Term Loan, (1-mo. LIBOR + 3.250%)	5,004	5,027
Gentiva Health Services, Inc., 6.125%, Due 7/2/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	97,738	98,471
Ivory Merger Sub, Inc., 5.840%, Due 3/7/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	101,745	101,428
Mallinckrodt International Finance S.A., 5.517%, Due 2/24/2025, 2018 Term Loan B, (6-mo. LIBOR + 3.000%)	124,688	123,649
MedPlast Holdings, Inc., 6.087%, Due 7/2/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	60,000	60,600
NVA Holdings, Inc., 4.827%, Due 2/2/2025, Term Loan B3, (1-mo. LIBOR + 2.750%)	124,688	124,064
Onex Carestream Finance LP, 6.077%, Due 6/7/2019, 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	61,938	61,849
Pearl Intermediate Parent LLC,
Due 2/14/2025, 2018 Delayed Draw Term LoanD E	18,182	17,795
4.829%, Due 2/14/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	61,664	60,353
Press Ganey Holdings, Inc., 4.827%, Due 10/23/2023, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	97,442	97,412
Prospect Medical Holdings, Inc., 7.625%, Due 2/22/2024, 2018 Term Loan B, (1-mo. LIBOR + 5.500%)	124,688	124,922

		1,413,731

Manufacturing - 2.44%
AECOM, 3.827%, Due 2/22/2025, Term Loan B, (1-mo. LIBOR + 1.750%)	114,271	114,378
American Bath Group LLC, 6.584%, Due 9/30/2023, 2018 Term Loan B, (3-mo. LIBOR + 4.250%)	246,250	248,097
Berlin Packaging LLC, 5.122%, Due 11/7/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.000%)	122,000	121,974
Berry Global, Inc., 4.086%, Due 1/19/2024, Term Loan R, (1-mo. LIBOR + 2.000%)	72,816	72,876
Brookfield WEC Holdings, Inc., Due 7/25/2025, 2018 1st Lien Term LoanE	100,000	100,641
BWAY Holding Co., 5.581%, Due 4/3/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.250%)	48,510	48,359
Consolidated Container Co. LLC, 4.827%, Due 5/22/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	114,089	114,113
CPG International, Inc., 6.251%, Due 5/3/2024, 2017 Term Loan, (6-mo. LIBOR + 3.750%)	121,913	121,964
DG Investment Intermediate Holdings, Inc.,
Due 2/3/2025, 2018 Delayed Draw Term LoanD E	12,097	11,968
5.077%, Due 2/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	112,621	111,425
Edward Don & Company LLC, Due 3/31/2022, 2018 Term LoanE	98,500	98,500
Emerald Performance Materials LLC, 5.577%, Due 8/1/2021, New 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	124,396	125,056
Flex Acquisition Co., Inc., 5.337%, Due 12/29/2023, 1st Lien Term Loan, (3-mo. LIBOR + 3.000%)	123,438	123,196
Netsmart Technologies, Inc., 5.827%, Due 4/19/2023, Term Loan D1, (1-mo. LIBOR + 3.750%)	75,815	76,004
Pisces Midco, Inc., 6.087%, Due 4/12/2025, 2018 Term Loan, (3-mo. LIBOR + 3.750%)	125,000	125,118
SHO Holding Corp., 7.342%, Due 10/27/2022, Term Loan, (3-mo. LIBOR + 5.000%)	243,750	224,250
Tank Holding Corp., 5.659%, Due 3/17/2022, 2018 Term Loan B, (3-mo. LIBOR + 3.500%)	83,043	83,009
Titan Acquisition Ltd., 5.077%, Due 3/28/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.000%)	124,688	122,523
U.S. Silica Company, 6.125%, Due 5/1/2025, 2018 Term Loan B, (1-mo. LIBOR + 4.000%)	149,625	149,508

		2,192,959

Media - 0.68%
ION Media Networks, Inc., 4.830%, Due 12/18/2020, 2017 Term Loan B3, (1-mo. LIBOR + 2.750%)	75,000	75,093
Meredith Corp., 5.077%, Due 1/31/2025, Term Loan B, (1-mo. LIBOR + 3.000%)	124,688	124,982

See accompanying notes

8

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS[c] - 23.19% (continued)
Media - 0.68% (continued)
Radiate Holdco LLC, 5.077%, Due 2/1/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	$137,928	$136,601
Standard Media Group LLC, Due 6/21/2025, 2018 1st Lien Term LoanE	100,000	99,688
Univision Communications, Inc., 4.827%, Due 3/15/2024, Term Loan C5, (1-mo. LIBOR + 2.750%)	17,547	17,021
UPC Financing Partnership, 4.572%, Due 1/15/2026, USD Term Loan AR, (1-mo. LIBOR + 2.500%)	75,000	74,644
Virgin Media Bristol LLC, Due 1/15/2026, Term Loan KE	81,000	80,890

		608,919

Service - 4.70%
Academy, Ltd., 6.092%, Due 7/1/2022, 2015 Term Loan B, (1-mo. LIBOR + 4.000%)	26,925	22,213
ADMI Corp., 5.327%, Due 4/30/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.250%)	140,000	140,000
Albany Molecular Research, Inc., 5.327%, Due 8/30/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	124,063	123,907
Allied Universal Holdco LLC, 5.827%, Due 7/28/2022, 2015 Term Loan, (1-mo. LIBOR + 3.750%)	60,935	59,996
American Airlines, Inc., 3.827%, Due 6/27/2025, 2018 Term Loan B, (1-mo. LIBOR + 1.750%)	55,525	54,554
ATI Holdings Acquisition, Inc., 5.578%, Due 5/10/2023, 2016 Term Loan, (1-mo. LIBOR + 3.500%)	98,881	99,375
BioClinica, Inc., 6.625%, Due 10/20/2023, 1st Lien Term Loan, (3-mo. LIBOR + 4.250%)	85,378	80,895
BJ’s Wholesale Club, Inc., Due 2/3/2024, 2017 1st Lien Term LoanE	81,603	81,705
Blackhawk Network Holdings, Inc., 5.072%, Due 6/15/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	68,000	68,114
Boing US Holdco, Inc., 5.613%, Due 10/3/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	124,376	124,842
Brand Energy & Infrastructure Services, Inc., 6.596%, Due 6/21/2024, 2017 Term Loan, (3-mo. LIBOR + 4.250%)	123,750	124,292
California Pizza Kitchen, Inc., 8.080%, Due 8/23/2022, 2016 Term Loan, (1-mo. LIBOR + 6.000%)	245,625	238,502
Camelot UK Holdco Ltd., 5.327%, Due 10/3/2023, 2017 Repriced Term Loan, (1-mo. LIBOR + 3.250%)	69,475	69,562
CareerBuilder LLC, 9.084%, Due 7/31/2023, Term Loan, (3-mo. LIBOR + 6.750%)	26,576	26,609
EAB Global, Inc., 6.252%, Due 11/15/2024, 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	124,688	123,597
Heartland Dental LLC,
Due 4/30/2025, 2018 Delayed Draw Term LoanD E	13,174	13,067
5.827%, Due 4/30/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	87,826	87,113
IG Investment Holdings LLC, 5.684%, Due 5/23/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	121,615	121,919
Institutional Shareholder Services, Inc.,
6.071%, Due 10/16/2024, 2017 Delayed Draw Term Loan, (3-mo. LIBOR + 3.750%)	8,313	8,316
6.087%, Due 10/16/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	91,208	91,247
10.087%, Due 10/16/2025, 2017 2nd Lien Term Loan, (3-mo. LIBOR + 7.750%)	25,000	25,250
Kingpin Intermediate Holdings LLC, 5.580%, Due 7/3/2024, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	123,750	124,059
Lakeland Tours LLC, 6.341%, Due 12/15/2024, 2017 1st Lien Term Loan B, (3-mo. LIBOR + 4.000%)	124,688	125,390
Learning Care Group, Inc., 5.335%, Due 3/13/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	124,688	124,999
Mister Car Wash Holdings, Inc., 5.703%, Due 8/20/2021, Term Loan B, (3-mo. LIBOR + 3.250%)	122,952	123,311
Neiman Marcus Group Ltd. LLC, 5.336%, Due 10/25/2020, 2020 Term Loan, (1-mo. LIBOR + 3.250%)	45,880	40,436
NMSC Holdings, Inc., 7.501%, Due 4/19/2023, 1st Lien Term Loan, (6-mo. LIBOR + 5.000%)	250,000	250,000
Playpower, Inc., 7.084%, Due 6/23/2021, 2015 1st Lien Term Loan, (3-mo. LIBOR + 4.750%)	243,719	243,109
Pre-Paid Legal Services, Inc., 5.342%, Due 5/1/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	95,000	95,119
Quidditch Acquisition, Inc., 9.079%, Due 3/14/2025, 2018 Term Loan B, (1-mo. LIBOR + 7.000%)	109,725	110,274
Realogy Group LLC, 4.317%, Due 2/8/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.250%)	74,089	74,135
Red Ventures LLC, 6.077%, Due 11/8/2024, 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	102,188	103,107
Rentpath, Inc., 6.830%, Due 12/17/2021, 2017 Term Loan, (1-mo. LIBOR + 4.750%)	118,788	106,217
Sabre GLBL, Inc., 4.077%, Due 2/22/2024, 2018 Term Loan B, (1-mo. LIBOR + 2.000%)	109,724	109,758
Spin Holdco, Inc., 5.589%, Due 11/14/2022, 2017 Term Loan B, (3-mo. LIBOR + 3.250%)	72,816	72,920
Syneos Health, Inc., 4.077%, Due 8/1/2024, 2018 Term Loan B, (1-mo. LIBOR + 2.000%)	37,327	37,292

See accompanying notes

9

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS[c] - 23.19% (continued)
Service - 4.70% (continued)
Tribune Media Co., 5.077%, Due 12/27/2020, Term Loan, (1-mo. LIBOR + 3.000%)	$4,219	$4,219
TruGreen LP, 6.078%, Due 4/13/2023, 2017 Term Loan, (1-mo. LIBOR + 4.000%)	47,198	47,434
USIC Holdings, Inc., 5.327%, Due 12/8/2023, 2017 Term Loan B, (1-mo. LIBOR + 3.250%)	10,694	10,680
Vestcom Parent Holdings, Inc., 6.077%, Due 12/19/2023, 2016 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	123,434	123,125
Vivid Seats Ltd., 5.577%, Due 6/30/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	123,750	123,364
William Morris Endeavor Entertainment LLC, 4.930%, Due 5/18/2025, 2018 1st Lien Term Loan, (2-mo. LIBOR + 2.750%)	142,000	141,350
World Triathlon Corp., 6.584%, Due 6/26/2021, Term Loan, (3-mo. LIBOR + 4.250%)	246,787	246,787

		4,222,160

Technology - 2.44%
Almonde, Inc.,
5.807%, Due 6/13/2024, USD 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	56,731	55,924
9.557%, Due 6/13/2025, USD 2nd Lien Term Loan, (3-mo. LIBOR + 7.250%)	124,825	120,189
AqGen Ascensus, Inc.,
Due 12/5/2022, 2018 Delayed Draw Term LoanD E	48,320	48,381
5.669%, Due 12/5/2022, 2018 Incremental Term Loan, (2-mo. LIBOR + 3.500%)	80,332	80,483
Capri Finance LLC, 5.592%, Due 11/1/2024, USD 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	124,375	123,753
Compuware Corp., 5.580%, Due 12/15/2021, Term Loan B3, (1-mo. LIBOR + 3.500%)	102,618	102,745
Dell International LLC, 4.080%, Due 9/7/2023, 2017 Term Loan B, (1-mo. LIBOR + 2.000%)	155,218	155,231
Epicor Software Corp., 5.330%, Due 6/1/2022, 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	124,041	123,753
GrafTech Finance, Inc., 5.590%, Due 2/12/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	123,801	123,647
MH Sub I LLC, 5.829%, Due 9/13/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	124,063	124,328
Microchip Technology, Inc., 4.080%, Due 5/29/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.000%)	100,000	100,200
Navicure, Inc., 5.827%, Due 11/1/2024, 1st Lien Term Loan B, (1-mo. LIBOR + 3.750%)	124,375	124,531
Omnitracs, Inc., 5.085%, Due 3/21/2025, 2018 Term Loan B, (3-mo. LIBOR + 2.750%)	125,000	124,141
P2 Upstream Acquisition Co., 6.370%, Due 10/30/2020, 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	222,118	219,897
Plantronics, Inc., 4.577%, Due 5/30/2025, 2018 Term Loan B, (1-mo. LIBOR + 2.500%)	100,000	99,854
PowerSchool, Due 5/30/2025, 2018 Term Loan BE	100,000	99,625
Riverbed Technology, Inc., 5.330%, Due 4/24/2022, 2016 Term Loan, (1-mo. LIBOR + 3.250%)	74,000	73,564
Sound Inpatient Physicians, 5.077%, Due 6/27/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	100,000	100,250
SS&C Technologies Holdings Europe S.a.r.l., 4.577%, Due 4/16/2025, 2018 Term Loan B4, (1-mo. LIBOR + 2.500%)	32,246	32,327
SS&C Technologies, Inc., 4.577%, Due 4/16/2025, 2018 Term Loan B3, (1-mo. LIBOR + 2.500%)	84,066	84,276
Triple Point Technology, Inc., 6.327%, Due 7/10/2020, 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	83,268	73,692

		2,190,791

Telecommunications - 1.37%
Altice Financing S.A., 4.822%, Due 1/31/2026, USD 2017 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	74,624	72,385
Altice France S.A., Due 7/13/2026, 2018 Term Loan B13E	100,000	97,734
Avaya, Inc., 6.322%, Due 12/15/2024, 2018 Term Loan B, (1-mo. LIBOR + 4.250%)	124,375	124,911
Charter Communications Operating LLC, 4.080%, Due 4/30/2025, 2017 Term Loan B, (1-mo. LIBOR + 2.000%)	124,375	124,404
Flexential Intermediate Corp., 5.834%, Due 8/1/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	124,063	123,494
GTT Communications, Inc., 4.830%, Due 5/31/2025, 2018 USD Term Loan B, (1-mo. LIBOR + 2.750%)	31,000	30,669
Intelsat Jackson Holdings S.A., 5.827%, Due 11/27/2023, 2017 Term Loan B3, (1-mo. LIBOR + 3.750%)	42,000	42,112
Marketo, Inc., 5.613%, Due 2/7/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.250%)	125,000	123,789
Merrill Communications LLC, 7.592%, Due 6/1/2022, 2015 Term Loan, (3-mo. LIBOR + 5.250%)	79,727	80,524
NeuStar, Inc., 5.572%, Due 8/8/2024, 2018 Term Loan B4, (1-mo. LIBOR + 3.500%)	124,063	124,489
Speedcast International Ltd., 5.001%, Due 5/2/2025, Term Loan B, (3-mo. LIBOR + 2.500%)	126,000	126,315

See accompanying notes

10

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS[c] - 23.19% (continued)
Telecommunications - 1.37% (continued)
Sprint Communications, Inc., 4.625%, Due 2/2/2024, 1st Lien Term Loan B, (1-mo. LIBOR + 2.500%)	$31,839	$31,831
Syniverse Holdings, Inc., 7.078%, Due 3/9/2023, 2018 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	124,688	124,704

		1,227,361

Transportation - 0.24%
American Tire Distributors Holdings, Inc., 6.327%, Due 9/1/2021, 2015 Term Loan, (1-mo. LIBOR + 4.250%)	127,395	90,769
XPO Logistics, Inc., 4.064%, Due 2/24/2025, 2018 Term Loan B, (3-mo. LIBOR + 2.000%)	125,000	125,215

		215,984

Utilities - 0.32%
Calpine Corp., 4.840%, Due 1/15/2024, Term Loan B5, (3-mo. LIBOR + 2.500%)	111,712	111,777
Eastern Power LLC, 5.827%, Due 10/2/2023, Term Loan B, (1-mo. LIBOR + 3.750%)	71,349	71,639
Helix Gen Funding LLC, 5.827%, Due 6/2/2024, Term Loan B, (1-mo. LIBOR + 3.750%)	104,460	105,199

		288,615

Total Bank Loan Obligations (Cost $20,895,548)		20,835,742

CORPORATE OBLIGATIONS - 57.66%
Basic Materials - 3.64%
AK Steel Corp.,
7.625%, Due 10/1/2021	300,000	305,250
6.375%, Due 10/15/2025	125,000	115,313
CF Industries, Inc.,
3.450%, Due 6/1/2023	200,000	191,500
5.150%, Due 3/15/2034	250,000	231,250
Chemours Co.,
6.625%, Due 5/15/2023	200,000	209,500
7.000%, Due 5/15/2025	400,000	428,000
Cornerstone Chemical Co., 6.750%, Due 8/15/2024F	250,000	245,000
Freeport-McMoRan, Inc., 3.550%, Due 3/1/2022	850,000	823,437
Hi-Crush Partners LP, 9.500%, Due 8/1/2026F	100,000	99,250
Huntsman International LLC, 5.125%, Due 11/15/2022	250,000	257,500
PQ Corp., 6.750%, Due 11/15/2022F	350,000	367,500

		3,273,500

Communications - 11.53%
Block Communications, Inc., 6.875%, Due 2/15/2025F	300,000	298,500
Cablevision Systems Corp., 5.875%, Due 9/15/2022	700,000	701,750
CCO Holdings LLC / CCO Holdings Capital Corp.,
5.250%, Due 9/30/2022	500,000	505,000
5.125%, Due 2/15/2023	50,000	49,750
CenturyLink, Inc.,
5.800%, Due 3/15/2022, Series T	200,000	199,750
7.500%, Due 4/1/2024, Series Y	325,000	339,628
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, Due 12/15/2021F	250,000	249,375
Clear Channel Worldwide Holdings, Inc., 6.500%, Due 11/15/2022, Series B	450,000	460,125
DISH DBS Corp.,
5.125%, Due 5/1/2020	75,000	74,438
6.750%, Due 6/1/2021	750,000	753,975
5.000%, Due 3/15/2023	350,000	302,750
5.875%, Due 11/15/2024	200,000	166,000
EIG Investors Corp., 10.875%, Due 2/1/2024	350,000	380,625
Frontier Communications Corp.,
7.125%, Due 3/15/2019	250,000	251,250
10.500%, Due 9/15/2022	250,000	226,875
8.500%, Due 4/1/2026F	225,000	216,000
Level 3 Financing, Inc., 5.375%, Due 1/15/2024	400,000	396,000
Plantronics, Inc., 5.500%, Due 5/31/2023F	500,000	496,250
Qwest Corp., 6.750%, Due 12/1/2021	25,000	26,576

See accompanying notes

11

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 57.66% (continued)
Communications - 11.53% (continued)
Salem Media Group, Inc., 6.750%, Due 6/1/2024F	$175,000	$158,375
Sinclair Television Group, Inc.,
5.375%, Due 4/1/2021	250,000	251,562
6.125%, Due 10/1/2022	150,000	152,625
Sirius XM Radio, Inc., 3.875%, Due 8/1/2022F	650,000	631,312
Sprint Communications, Inc., 6.000%, Due 11/15/2022	675,000	682,384
Sprint Corp., 7.250%, Due 9/15/2021	1,000,000	1,051,250
T-Mobile USA, Inc., 6.500%, Due 1/15/2024	175,000	182,438
Townsquare Media, Inc., 6.500%, Due 4/1/2023F	175,000	160,563
Univision Communications, Inc., 5.125%, Due 5/15/2023F	900,000	859,500
Windstream Services LLC, 7.750%, Due 10/15/2020	150,000	135,000

		10,359,626

Consumer, Cyclical - 5.00%
AV Homes, Inc., 6.625%, Due 5/15/2022	300,000	309,000
CEC Entertainment, Inc., 8.000%, Due 2/15/2022	250,000	221,250
EMI Music Publishing Group North America Holdings, Inc., 7.625%, Due 6/15/2024F	225,000	242,156
Golden Nugget, Inc., 6.750%, Due 10/15/2024F	350,000	349,125
MDC Holdings, Inc., 5.500%, Due 1/15/2024	500,000	495,000
MGM Resorts International, 6.625%, Due 12/15/2021	500,000	532,835
Navistar International Corp., 6.625%, Due 11/1/2025F	375,000	391,519
Neiman Marcus Group Ltd. LLC, 8.000%, Due 10/15/2021F	200,000	126,000
PF Chang’s China Bistro, Inc., 10.250%, Due 6/30/2020F	350,000	329,000
Scientific Games International, Inc., 10.000%, Due 12/1/2022	500,000	533,750
Tempur Sealy International, Inc., 5.625%, Due 10/15/2023	475,000	469,656
United Continental Holdings, Inc., 4.250%, Due 10/1/2022	500,000	488,750

		4,488,041

Consumer, Non-Cyclical - 11.91%
APX Group, Inc., 7.875%, Due 12/1/2022	175,000	176,313
Cardtronics, Inc., 5.125%, Due 8/1/2022	750,000	710,625
CHS/Community Health Systems, Inc.,
8.000%, Due 11/15/2019	350,000	343,000
6.250%, Due 3/31/2023	100,000	93,000
Cott Holdings, Inc., 5.500%, Due 4/1/2025F	175,000	168,438
DaVita, Inc.,
5.750%, Due 8/15/2022	100,000	101,750
5.125%, Due 7/15/2024	500,000	486,562
Dean Foods Co., 6.500%, Due 3/15/2023F	600,000	586,500
Encompass Health Corp., 5.750%, Due 11/1/2024	300,000	304,341
First Quality Finance Co., Inc., 4.625%, Due 5/15/2021F	700,000	680,750
HCA, Inc.,
6.500%, Due 2/15/2020	675,000	702,540
5.875%, Due 5/1/2023	500,000	523,125
Herc Rentals, Inc., 7.500%, Due 6/1/2022F	366,000	386,130
Hertz Corp., 5.875%, Due 10/15/2020	850,000	840,310
Horizon Pharma, Inc., 6.625%, Due 5/1/2023	90,000	90,675
Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.750%, Due 11/1/2024F	75,000	79,688
Kronos Acquisition Holdings, Inc., 9.000%, Due 8/15/2023F	175,000	152,250
LifePoint Health, Inc., 5.875%, Due 12/1/2023	525,000	548,730
MEDNAX, Inc., 5.250%, Due 12/1/2023F	225,000	223,313
Monitronics International, Inc., 9.125%, Due 4/1/2020	250,000	185,000
Nielsen Finance LLC / Nielsen Finance Co., 5.000%, Due 4/15/2022F	350,000	340,156
NVA Holdings, Inc., 6.875%, Due 4/1/2026F	250,000	248,750
Prime Security Services Borrower, LLC / Prime Finance, Inc., 9.250%, Due 5/15/2023F	350,000	374,937
Tenet Healthcare Corp.,
4.750%, Due 6/1/2020	200,000	202,500
4.375%, Due 10/1/2021	200,000	199,250
7.500%, Due 1/1/2022F	100,000	104,750
8.125%, Due 4/1/2022	100,000	106,500
6.750%, Due 6/15/2023	200,000	203,040
United Rentals North America, Inc., 5.750%, Due 11/15/2024	150,000	153,375
Universal Health Services, Inc., 4.750%, Due 8/1/2022F	350,000	352,625

See accompanying notes

12

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 57.66% (continued)
Consumer, Non-Cyclical - 11.91% (continued)
Universal Hospital Services, Inc., 7.625%, Due 8/15/2020	$550,000	$550,775
Vector Group Ltd., 6.125%, Due 2/1/2025F	500,000	483,750

		10,703,448

Energy - 7.74%
Antero Resources Corp., 5.125%, Due 12/1/2022	300,000	300,750
Archrock Partners LP / Archrock Partners Finance Corp., 6.000%, Due 4/1/2021	250,000	247,500
Calfrac Holdings LP, 8.500%, Due 6/15/2026F	300,000	289,875
California Resources Corp., 8.000%, Due 12/15/2022F	175,000	156,625
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.500%, Due 4/15/2021	450,000	445,500
Carrizo Oil & Gas, Inc., 7.500%, Due 9/15/2020	54,000	54,068
Chesapeake Energy Corp.,
8.000%, Due 12/15/2022F	24,000	25,320
8.000%, Due 1/15/2025	100,000	102,500
8.000%, Due 6/15/2027	275,000	281,187
Citgo Holding, Inc., 10.750%, Due 2/15/2020F	400,000	425,620
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.250%, Due 4/1/2023	200,000	204,000
Denbury Resources, Inc., 9.000%, Due 5/15/2021F	250,000	265,938
Diamond Offshore Drilling, Inc., 4.875%, Due 11/1/2043	200,000	144,000
EP Energy LLC / Everest Acquisition Finance, Inc., 8.000%, Due 11/29/2024F	175,000	176,750
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp., 5.625%, Due 2/15/2026F	500,000	502,500
Hilcorp Energy I LP / Hilcorp Finance Co., 5.000%, Due 12/1/2024F	300,000	288,375
Jones Energy Holdings LLC / Jones Energy Finance Corp., 6.750%, Due 4/1/2022	350,000	210,000
Nabors Industries, Inc., 5.500%, Due 1/15/2023	425,000	409,585
Oceaneering International, Inc., 4.650%, Due 11/15/2024	500,000	477,219
Parker Drilling Co., 6.750%, Due 7/15/2022	250,000	203,750
Peabody Energy Corp., 6.000%, Due 3/31/2022F	75,000	77,250
SESI LLC, 7.125%, Due 12/15/2021	500,000	510,000
SM Energy Co., 5.625%, Due 6/1/2025	175,000	170,406
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, Due 8/15/2022	500,000	495,000
Sunoco LP / Sunoco Finance Corp., 4.875%, Due 1/15/2023F	500,000	491,360

		6,955,078

Financial - 5.63%
Ally Financial, Inc.,
4.125%, Due 2/13/2022	150,000	148,500
5.125%, Due 9/30/2024	300,000	306,375
Credit Acceptance Corp.,
6.125%, Due 2/15/2021	575,000	581,469
7.375%, Due 3/15/2023	100,000	105,000
Equinix, Inc., 5.375%, Due 1/1/2022	250,000	258,438
Greystar Real Estate Partners LLC, 5.750%, Due 12/1/2025F	50,000	48,500
Icahn Enterprises LP / Icahn Enterprises Finance Corp.,
6.000%, Due 8/1/2020	300,000	305,002
6.250%, Due 2/1/2022	400,000	407,748
iStar, Inc., 4.625%, Due 9/15/2020	300,000	297,375
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, Due 4/1/2020F	150,000	152,625
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.875%, Due 8/1/2021F	90,000	90,900
Navient Corp., 5.875%, Due 3/25/2021	1,000,000	1,015,000
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, Due 12/15/2022F	175,000	177,625
SBA Communications Corp., 4.875%, Due 7/15/2022	400,000	398,500
Springleaf Finance Corp.,
5.250%, Due 12/15/2019	500,000	508,125
6.125%, Due 5/15/2022	150,000	153,375
5.625%, Due 3/15/2023	100,000	100,261

		5,054,818

Industrial - 4.21%
BBA US Holdings, Inc., 5.375%, Due 5/1/2026F	50,000	50,374
CEMEX Finance, LLC, 6.000%, Due 4/1/2024F	250,000	258,550
Engility Corp., 8.875%, Due 9/1/2024	300,000	321,750
Gibraltar Industries, Inc., 6.250%, Due 2/1/2021	250,000	251,250
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.375%, Due 12/15/2023F	575,000	598,000
Ingram Micro, Inc.,
5.000%, Due 8/10/2022	275,000	272,217
5.450%, Due 12/15/2024	350,000	344,735

See accompanying notes

13

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 57.66% (continued)
Industrial - 4.21% (continued)
Manitowoc Co., Inc., 12.750%, Due 8/15/2021F	$300,000	$331,500
New Enterprise Stone & Lime Co., Inc., 6.250%, Due 3/15/2026F	200,000	202,688
Standard Industries, Inc., 5.375%, Due 11/15/2024F	350,000	346,605
TransDigm, Inc., 6.000%, Due 7/15/2022	550,000	559,735
Tutor Perini Corp., 6.875%, Due 5/1/2025F	250,000	248,125

		3,785,529

Technology - 5.60%
Advanced Micro Devices, Inc., 7.000%, Due 7/1/2024	500,000	528,750
BMC Software Finance, Inc., 8.125%, Due 7/15/2021F	500,000	511,875
EMC Corp., 2.650%, Due 6/1/2020	750,000	731,202
First Data Corp.,
7.000%, Due 12/1/2023F	425,000	444,656
5.750%, Due 1/15/2024F	300,000	306,810
Harland Clarke Holdings Corp., 8.375%, Due 8/15/2022F	150,000	143,430
Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, Due 5/1/2021, Cash (7.125%) or PIK (in-kind rate 7.875%)F	650,000	656,500
Infor US, Inc., 5.750%, Due 8/15/2020F	100,000	101,375
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.000%, Due 7/15/2025F	300,000	303,750
NCR Corp., 5.000%, Due 7/15/2022	500,000	493,125
Rackspace Hosting, Inc., 8.625%, Due 11/15/2024F	250,000	252,500
Solera LLC / Solera Finance, Inc., 10.500%, Due 3/1/2024F	500,000	552,879

		5,026,852

Utilities - 2.40%
Calpine Corp., 5.875%, Due 1/15/2024F	750,000	753,750
NRG Energy, Inc., 6.250%, Due 7/15/2022	100,000	103,125
Talen Energy Supply LLC, 9.500%, Due 7/15/2022F	650,000	624,000
Vistra Energy Corp., 7.375%, Due 11/1/2022	650,000	678,437

		2,159,312

Total Corporate Obligations (Cost $52,483,233)		51,806,204

FOREIGN CORPORATE OBLIGATIONS - 16.40%
Basic Materials - 1.80%
Alcoa Nederland Holding B.V., 6.750%, Due 9/30/2024F	350,000	372,312
INEOS Group Holdings S.A., 5.625%, Due 8/1/2024F	250,000	247,500
New Gold, Inc., 6.250%, Due 11/15/2022F	700,000	659,750
NOVA Chemicals Corp., 4.875%, Due 6/1/2024F	125,000	120,744
Perstorp Holding AB, 8.500%, Due 6/30/2021F	204,000	213,221

		1,613,527

Communications - 3.08%
Altice Financing S.A., 6.625%, Due 2/15/2023F	250,000	252,813
Altice Luxembourg S.A., 7.750%, Due 5/15/2022F	600,000	597,000
Nokia OYJ, 5.375%, Due 5/15/2019	375,000	379,687
Sable International Finance Ltd., 6.875%, Due 8/1/2022F	450,000	470,250
Virgin Media Finance PLC, 6.375%, Due 4/15/2023F	500,000	513,750
Virgin Media Secured Finance PLC, 5.250%, Due 1/15/2021	250,000	255,000
VTR Finance B.V., 6.875%, Due 1/15/2024F	290,000	299,758

		2,768,258

Consumer, Cyclical - 2.35%
Aston Martin Capital Holdings Ltd., 6.500%, Due 4/15/2022F	400,000	407,132
International Game Technology PLC, 6.500%, Due 2/15/2025F	375,000	396,116
Mclaren Finance PLC, 5.750%, Due 8/1/2022F	750,000	738,900
Silversea Cruise Finance Ltd., 7.250%, Due 2/1/2025F	250,000	270,625
Viking Cruises Ltd., 6.250%, Due 5/15/2025F	300,000	301,125

		2,113,898

Consumer, Non-Cyclical - 2.20%
Bausch Health Cos, Inc.,
5.500%, Due 3/1/2023F	625,000	592,187
7.000%, Due 3/15/2024F	700,000	742,175

See accompanying notes

14

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 16.40% (continued)
Consumer, Non-Cyclical - 2.20% (continued)
Clearwater Seafoods, Inc., 6.875%, Due 5/1/2025F	$100,000	$96,000
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC,
4.875%, Due 4/15/2020F	250,000	246,875
5.625%, Due 10/15/2023F	350,000	301,438

		1,978,675

Energy - 2.67%
Ensco PLC,
8.000%, Due 1/31/2024	175,000	176,750
5.750%, Due 10/1/2044	225,000	163,688
MEG Energy Corp., 6.375%, Due 1/30/2023F	300,000	270,750
Noble Holding International Ltd., 7.750%, Due 1/15/2024	183,000	177,510
Transocean, Inc., 8.375%, Due 12/15/2021	250,000	267,500
Weatherford International Ltd.,
5.125%, Due 9/15/2020	500,000	505,000
4.500%, Due 4/15/2022	250,000	231,250
Welltec A/S, 9.500%, Due 12/1/2022F	600,000	603,000

		2,395,448

Financial - 0.87%
goeasy Ltd., 7.875%, Due 11/1/2022F	500,000	525,055
Travelport Corporate Finance PLC, 6.000%, Due 3/15/2026F	250,000	254,375

		779,430

Industrial - 2.42%
Ardagh Packaging Finance PLC , 7.250%, Due 5/15/2024F	550,000	573,375
Bombardier, Inc., 6.000%, Due 10/15/2022F	550,000	554,125
Cemex S.A.B. de C.V., 7.750%, Due 4/16/2026F	500,000	550,380
Park Aerospace Holdings Ltd., 5.250%, Due 8/15/2022F	500,000	500,000

		2,177,880

Technology - 1.01%
Open Text Corp., 5.875%, Due 6/1/2026F	400,000	410,000
Seagate HDD Cayman, 4.750%, Due 6/1/2023	500,000	500,924

		910,924

Total Foreign Corporate Obligations (Cost $14,817,414)		14,738,040

	Shares

SHORT-TERM INVESTMENTS - 1.95% (Cost $1,749,762)
Investment Companies - 1.95%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%G H	1,749,762	1,749,762

TOTAL INVESTMENTS - 99.20% (Cost $89,972,212)		89,129,948
OTHER ASSETS, NET OF LIABILITIES - 0.80%		714,705

TOTAL NET ASSETS - 100.00%		$89,844,653

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Value was determined using significant unobservable inputs.

C Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

D Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $109,477 or 0.12% of net assets. Of this amount, $5,226 relate to AMCP Clean Acquisition Company LLC, $48,320 relates to AqGen Ascensus, Inc., $20,939 relates to DentalCorp Perfect Smile ULC, $8,669 relates to DG Investment Intermediate Holdings, Inc., $13,174 relates to Heartland Dental LLC, and $13,149 relates to Pearl Intermediate Parent LLC.

E Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of July 31, 2018.

F Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $31,338,823 or 34.88% of net assets. The Fund has no right to demand registration of these securities.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

See accompanying notes

15

American Beacon Crescent Short Duration High Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LLLP - Limited Liability Limited Partnership.

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2018, the investments were classified as described below:

Crescent Short Duration High Income Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$-	$-	$200	$200
Bank Loan Obligations(1)	-	20,835,742	-	20,835,742
Corporate Obligations	-	51,806,204	-	51,806,204
Foreign Corporate Obligations	-	14,738,040	-	14,738,040
Short-Term Investments	1,749,762	-	-	1,749,762

Total Investments in Securities - Assets	$1,749,762	$87,379,986	$200	$89,129,948

(1)	Unfunded loan commitments represent $109,477 at period end.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended July 31, 2018, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 1/31/2018	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 7/31/2018		Change in Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$507	$-	$-	$-	$-	$(307)	$-	$-	$200	(1)	$(26,055)

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

The common stocks classified as Level 3 were fair valued using private valuation reports provided to the Fund’s Sub-Advisor from a pricing vendor.

See accompanying notes

16

American Beacon Crescent Short Duration High Income FundSM

Statement of Assets and Liabilities

July 31, 2018 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†	$87,380,186
Investments in affiliated securities, at fair value‡	1,749,762
Cash	36,116
Dividends and interest receivable	1,243,893
Receivable for investments sold	2,210,890
Receivable for fund shares sold	31
Receivable for tax reclaims	2,377
Receivable for expense reimbursement (Note 2)	11,771
Prepaid expenses	25,912

Total assets	92,660,938

Liabilities:
Payable for investments purchased	2,557,783
Payable for fund shares redeemed	31,477
Dividends payable	2,458
Unfunded loan commitments	109,477
Management and sub-advisory fees payable (Note 2)	57,136
Service fees payable (Note 2)	1,016
Transfer agent fees payable (Note 2)	1,258
Custody and fund accounting fees payable	7,864
Professional fees payable	43,113
Payable for prospectus and shareholder reports	4,178
Other liabilities	525

Total liabilities	2,816,285

Net assets	$89,844,653

Analysis of net assets:
Paid-in-capital	$93,587,100
Undistributed net investment income	32,522
Accumulated net realized (loss)	(2,932,705)
Unrealized (depreciation) of investments in unaffiliated securitiesA	(842,264)

Net assets	$89,844,653

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	8,779,842

Y Class	509,272

Investor Class	82,439

A Class	131,442

C Class	53,303

Net assets:
Institutional Class	$82,548,879

Y Class	$4,784,740

Investor Class	$775,498

A Class	$1,234,698

C Class	$500,838

Net asset value, offering and redemption price per share:
Institutional Class	$9.40

Y Class	$9.40

Investor Class	$9.41

A Class	$9.39

A Class (offering price)	$9.63

C Class	$9.40

† Cost of investments in unaffiliated securities	$88,222,450
‡ Cost of investments in affiliated securities	$1,749,762

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

17

American Beacon Crescent Short Duration High Income FundSM

Statement of Operations

For the period ended July 31, 2018 (Unaudited)

Investment income:
Dividend income from affiliated securities (Note 7)	$37,370
Interest income	2,569,564

Total investment income	2,606,934

Expenses:
Management and sub-advisory fees (Note 2)	333,386
Transfer agent fees:
Institutional Class (Note 2)	4,670
Y Class (Note 2)	2,194
Investor Class	691
A Class	45
C Class	5
Custody and fund accounting fees	29,590
Professional fees	37,192
Registration fees and expenses	34,268
Service fees (Note 2):
Investor Class	1,031
A Class	371
C Class	177
Distribution fees (Note 2):
A Class	1,801
C Class	2,531
Prospectus and shareholder report expenses	8,099
Trustee fees (Note 2)	2,526
Other expenses	3,495

Total expenses	462,072

Net fees waived and expenses (reimbursed) (Note 2)	(75,459)

Net expenses	386,613

Net investment income	2,220,321

Realized and unrealized gain (loss) from investments:
Net realized (loss) from:
Investments in unaffiliated securitiesA	(463,738)
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesB	(1,271,227)

Net (loss) from investments	(1,734,965)

Net increase in net assets resulting from operations	$485,356

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

18

American Beacon Crescent Short Duration High Income FundSM

Statement of Changes in Net Assets

	Six Months Ended July 31, 2018	Year Ended January 31, 2018
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$2,220,321	$3,897,464
Net realized gain (loss) from investments in unaffiliated securities	(463,738)	323,728
Change in net unrealized (depreciation) of investments in unaffiliated securities	(1,271,227)	(801,438)

Net increase in net assets resulting from operations	485,356	3,419,754

Distributions to shareholders:
Net investment income:
Institutional Class	(2,026,937)	(3,407,440)
Y Class	(129,265)	(295,367)
Investor Class	(19,110)	(86,903)
A Class	(33,231)	(72,041)
C Class	(9,808)	(21,430)

Net distributions to shareholders	(2,218,351)	(3,883,181)

Capital share transactions (Note 9):
Proceeds from sales of shares	5,799,783	32,726,092
Reinvestment of dividends and distributions	2,206,264	3,843,806
Cost of shares redeemed	(4,384,191)	(10,553,290)

Net increase in net assets from capital share transactions	3,621,856	26,016,608

Net increase in net assets	1,888,861	25,553,181

Net assets:
Beginning of period	87,955,792	62,402,611

End of period*	$89,844,653	$87,955,792

*Includes undistributed net investment income	$32,522	$30,552

See accompanying notes

19

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of July 31, 2018, the Trust consists of thirty-three active series, one of which is presented in this filing: American Beacon Crescent Short Duration High Income Fund (the “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

20

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally monthly and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of July 31, 2018, based on management’s evaluation of the shareholder account base, two accounts in the Crescent Short Duration High Income Fund have been identified as representing an unaffiliated significant ownership of approximately 42% of the Fund’s outstanding shares.

21

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

2. Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Crescent Capital Group LP (the "Sub-Advisor") Sub-Advisor pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $250 million	0.40%
Next $750 million	0.35%
Over $1 billion	0.30%

The Management and Sub-Advisory Fees paid by the Fund during the period ended July 31, 2018 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$155,081
Sub-Advisor Fees	0.40%	178,305

Total	0.75%	$333,386

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

22

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Board’s approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional Class and Y Class on an annual basis. During the period ended July 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Crescent Short Duration High Income	$5,396

As of July 31, 2018, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Crescent Short Duration High Income	$670

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended July 31, 2018, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Crescent Short Duration High Income	$2,408

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended July 31, 2018, the Fund did not utilize the credit facility.

23

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the period ended July 31, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	2/1/2018 - 7/31/2018	Reimbursed Expenses	(Recouped) Expenses
Crescent Short Duration High Income	Institutional	0.85%	$70,120	$-	2021
Crescent Short Duration High Income	Y	0.95%	3,802	-	2021
Crescent Short Duration High Income	Investor	1.23%	820	-	2021
Crescent Short Duration High Income	A	1.25%	506	-	2021
Crescent Short Duration High Income	C	2.00%	211	-	2021

Of these amounts, $11,771 was disclosed as a receivable from the Manager to the Crescent Short Duration High Income Fund on the Statement of Assets and Liabilities at July 31, 2018.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Fund did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Crescent Short Duration High Income	$-	$180,253	$-	2019
Crescent Short Duration High Income	-	201,928	-	2020
Crescent Short Duration High Income	-	175,701	-	2021

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Fund’s distributor and principal underwriter of the Fund’s shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Fund’s shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the

24

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Fund’s Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended July 31, 2018, there were no sales commissions collected by Foreside and RID for Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended July 31, 2018, there were no CDSC fees collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended July 31, 2018, there were no CDSC fees collected by Foreside and RID for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Enhanced Income Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each

25

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE‘‘ or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and exchanged-traded funds (“ETFs”), are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

26

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

27

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Bank Loans and Senior Loans

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates.

28

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

The Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. A Fund may acquire bank and senior loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

The Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statement of Assets and Liabilities and Statement of Operations.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and

29

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Trust’s Board, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Floating Rate Loan Interest

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, London Interbank Offered Rate ("LIBOR") or a Treasury bill rate. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, frontier and emerging markets are markets that have risks that are different and higher than those in more developed markets.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

30

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended July 31, 2018 are disclosed in the Fund’s Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

Payment-in-kind securities (“PIKs”) are debt securities that do not make regular cash interest payments. PIKs pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires a holder of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on those securities (i.e., the additional securities issued as interest thereon) accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and avoid federal excise tax, a Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities (which may occur in periods of adverse market prices) in order to generate cash to meet these distribution requirements. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statement of Assets and Liabilities.

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its

31

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since a Fund can invest significantly in high yield investments considered speculative in nature, this risk will be substantial.

Floating Rate Securities Risk

The coupon on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is a generally based on an interest rate, such as a money-market index, London Interbank Offered Rate (“LIBOR”) or a Treasury bill rate. Floating rate securities are subject to interest rate and credit risk. As short-term interest rates decline, coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, coupons on floating rate securities typically increase. Changes in coupons on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

High-Yield Securities Risk

Investing in high-yield securities (commonly referred to as ‘‘junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment-grade securities, high-yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high-yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed-income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

32

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a Fund’s fixed-income investments typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise significantly and/or rapidly, potentially resulting insubstantial losses to a Fund. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Liquidity Risk

When there is little or no active trading market for specific types of securities, such as derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in a Fund at such times may have a significant adverse effect on a Fund’s NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. A Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Loan Interests Risk

In making investments in loans that are made by banks or other financial intermediaries to borrowers, a Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to a Fund once it receives payment on the

33

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

underlying loan or to pursue appropriate remedies against a borrower in the event that the borrower defaults, which may expose a Fund to the credit risk of both the financial institution that made the loan and the underlying borrower. The market for bank loans may not be highly liquid, and a Fund may have difficulty selling them. Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. When a Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit a Fund’s pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain

34

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the "EU’), commonly referred to as "Brexit," are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a Fund’s investments in the United Kingdom and Europe.

Other Investment Companies Risk

A Fund may invest in shares of other registered investment companies, including money market funds. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, a Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Unrated Securities Risk

Because a Fund may purchase securities that are not rated by any rating organization, a sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the sub-advisor may

35

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

not accurately evaluate the security’s comparative credit rating. To the extent that a Fund invests in unrated securities, a Fund’s success in achieving its investment objective may depend more heavily on the sub-advisor’s credit analysis than if a Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended January 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of July 31, 2018 the tax cost for the Fund and the respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Crescent Short Duration High Income	$89,978,068	$629,268	$(1,477,388)	$(848,120)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year January 31, 2018, the Fund had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Crescent Short Duration High Income	$1,116,531	$1,346,373

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended July 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Crescent Short Duration High Income	$38,390,699	$–	$30,678,490	$–

36

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

A summary of the Fund’s transactions in the USG Select Fund for the period ended July 31, 2018 were as follows:

Fund	Type of Transaction	January 31, 2018 Share/Fair Value	Purchases	Sales	July 31, 2018 Share/Fair Value	Dividend Income
Crescent Short Duration High Income	Direct	$2,182,064	$25,815,180	$26,247,482	$1,749,762	$37,370

8.  Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the period ended July 31, 2018, the Fund did not utilize this facility.

9.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	547,609	$5,190,315	3,035,175	$29,281,462
Reinvestment of dividends	215,581	2,026,743	353,215	3,406,053
Shares redeemed	(214,292)	(2,020,604)	(536,404)	(5,189,606)

Net increase in shares outstanding	548,898	$5,196,454	2,851,986	$27,497,909

	Y Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	61,456	$582,201	216,234	$2,083,182
Reinvestment of dividends	12,970	121,901	29,095	280,460
Shares redeemed	(179,277)	(1,691,859)	(283,003)	(2,725,395)

Net (decrease) in shares outstanding	(104,851)	$(987,757)	(37,674)	$(361,753)

37

American Beacon Crescent Short Duration High Income FundSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

	Investor Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	11	$101	28,126	$271,672
Reinvestment of dividends	2,030	19,109	7,617	73,541
Shares redeemed	(21,725)	(205,095)	(211,566)	(2,043,360)

Net (decrease) in shares outstanding	(19,684)	$(185,885)	(175,823)	$(1,698,147)

	A Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	266	$2,500	83,232	$802,939
Reinvestment of dividends	3,144	29,543	6,732	64,862
Shares redeemed	(43,423)	(408,127)	(41,404)	(399,151)

Net increase (decrease) in shares outstanding	(40,013)	$(376,084)	48,560	$468,650

	C Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Crescent Short Duration High Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,630	$24,666	29,843	$286,837
Reinvestment of dividends	954	8,968	1,959	18,890
Shares redeemed	(6,205)	(58,506)	(20,299)	(195,778)

Net increase (decrease) in shares outstanding	(2,621)	$(24,872)	11,503	$109,949

10.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended July 31, 2018		Year Ended January 31,			October 1, 2014A to January 31, 2015
			2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$9.59		$9.64	$9.01	$9.68	$10.00

Income (loss) from investment operations:
Net investment income	0.23		0.47	0.46	0.47	0.16
Net gains (losses) on investments (both realized and unrealized)	(0.19)		(0.05)	0.63	(0.67)	(0.32)

Total income (loss) from investment operations	0.04		0.42	1.09	(0.20)	(0.16)

Less distributions:
Dividends from net investment income	(0.23)		(0.47)	(0.46)	(0.47)	(0.16)
Distributions from net realized gains	-		-	-	-	-

Total distributions	(0.23)		(0.47)	(0.46)	(0.47)	(0.16)

Net asset value, end of period	$9.40		$9.59	$9.64	$9.01	$9.68

Total returnB	0.49	%C	4.45%	12.38%	(2.23)%	(1.65	)%C

Ratios and supplemental data:
Net assets, end of period	$82,548,879		$78,914,147	$51,834,666	$36,971,459	$33,903,138
Ratios to average net assets:
Expenses, before reimbursements	1.02	%D	1.07%	1.26%	1.27%	2.24	%D
Expenses, net of reimbursements	0.85	%D	0.85%	0.85%	0.85%	0.85	%D
Net investment income, before expense reimbursements	4.86	%D	4.66%	4.51%	4.41%	3.37	%D
Net investment income, net of reimbursements	5.03	%D	4.89%	4.93%	4.83%	4.76	%D
Portfolio turnover rate	41	%C	75%	95%	72%	31	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

39

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended July 31, 2018		Year Ended January 31,			October 1, 2014A to January 31, 2015
			2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$9.58		$9.63	$9.00	$9.68	$10.00

Income (loss) from investment operations:
Net investment income	0.23		0.46	0.45	0.46	0.15
Net gains (losses) on investments (both realized and unrealized)	(0.18)		(0.05)	0.63	(0.68)	(0.32)

Total income (loss) from investment operations	0.05		0.41	1.08	(0.22)	(0.17)

Less distributions:
Dividends from net investment income	(0.23)		(0.46)	(0.45)	(0.46)	(0.15)
Distributions from net realized gains	-		-	-	-	-

Total distributions	(0.23)		(0.46)	(0.45)	(0.46)	(0.15)

Net asset value, end of period	$9.40		$9.58	$9.63	$9.00	$9.68

Total returnB	0.55	%C	4.33%	12.27%	(2.39)%	(1.68	)%C

Ratios and supplemental data:
Net assets, end of period	$4,784,740		$5,883,759	$6,277,416	$8,481,991	$98,343
Ratios to average net assets:
Expenses, before reimbursements	1.09	%D	1.14%	1.36%	1.29%	7.71	%D
Expenses, net of reimbursements	0.95	%D	0.95%	0.95%	0.95%	0.95	%D
Net investment income (loss), before expense reimbursements	4.78	%D	4.59%	4.42%	4.80%	(2.11	)%D
Net investment income, net of reimbursements	4.92	%D	4.78%	4.83%	5.14%	4.64	%D
Portfolio turnover rate	41	%C	75%	95%	72%	31	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

40

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended July 31, 2018		Year Ended January 31,			October 1, 2014A to January 31, 2015
			2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$9.59		$9.64	$9.01	$9.69	$10.00

Income (loss) from investment operations:
Net investment income	0.22		0.44	0.43	0.44	0.14
Net gains (losses) on investments (both realized and unrealized)	(0.18)		(0.06)	0.63	(0.68)	(0.31)

Total income (loss) from investment operations	0.04		0.38	1.06	(0.24)	(0.17)

Less distributions:
Dividends from net investment income	(0.22)		(0.43)	(0.43)	(0.44)	(0.14)
Distributions from net realized gains	-		-	-	-	-

Total distributions	(0.22)		(0.43)	(0.43)	(0.44)	(0.14)

Net asset value, end of period	$9.41		$9.59	$9.64	$9.01	$9.69

Total returnB	0.41	%C	4.04%	11.96%	(2.67)%	(1.67	)%C

Ratios and supplemental data:
Net assets, end of period	$775,498		$979,646	$2,679,338	$3,560,159	$189,898
Ratios to average net assets:
Expenses, before reimbursements	1.43	%D	1.39%	1.56%	1.46%	6.21	%D
Expenses, net of reimbursements	1.23	%D	1.23%	1.23%	1.23%	1.23	%D
Net investment income (loss), before expense reimbursements	4.44	%D	4.33%	4.22%	4.44%	(0.41	)%D
Net investment income, net of reimbursements	4.64	%D	4.49%	4.55%	4.68%	4.57	%D
Portfolio turnover rate	41	%C	75%	95%	72%	31	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

41

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended July 31, 2018		Year Ended January 31,			October 1, 2014A to January 31, 2015
			2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$9.58		$9.63	$9.00	$9.68	$10.00

Income (loss) from investment operations:
Net investment income	0.22		0.43	0.43	0.43	0.14
Net gains (losses) on investments (both realized and unrealized)	(0.19)		(0.05)	0.63	(0.68)	(0.32)

Total income (loss) from investment operations	0.03		0.38	1.06	(0.25)	(0.18)

Less distributions:
Dividends from net investment income	(0.22)		(0.43)	(0.43)	(0.43)	(0.14)
Distributions from net realized gains	-		-	-	-	-

Total distributions	(0.22)		(0.43)	(0.43)	(0.43)	(0.14)

Net asset value, end of period	$9.39		$9.58	$9.63	$9.00	$9.68

Total returnB	0.29	%C	4.02%	11.94%	(2.71)%	(1.78	)%C

Ratios and supplemental data:
Net assets, end of period	$1,234,698		$1,642,414	$1,183,362	$1,033,329	$98,255
Ratios to average net assets:
Expenses, before reimbursements	1.32	%D	1.46%	1.66%	1.55%	7.97	%D
Expenses, net of reimbursements	1.25	%D	1.25%	1.25%	1.25%	1.25	%D
Net investment income (loss), before expense reimbursements	4.55	%D	4.26%	4.13%	4.28%	(2.37	)%D
Net investment income, net of reimbursements	4.62	%D	4.47%	4.54%	4.59%	4.36	%D
Portfolio turnover rate	41	%C	75%	95%	72%	31	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

42

American Beacon Crescent Short Duration High Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31, 2018		Year Ended January 31,			October 1, 2014A to January 31, 2015
			2018	2017	2016

	(unaudited)
Net asset value, beginning of period	$9.58		$9.63	$9.00	$9.68	$10.00

Income (loss) from investment operations:
Net investment income	0.18		0.36	0.35	0.36	0.12
Net gains (losses) on investments (both realized and unrealized)	(0.18)		(0.05)	0.63	(0.68)	(0.32)

Total income (loss) from investment operations	-		0.31	0.98	(0.32)	(0.20)

Less distributions:
Dividends from net investment income	(0.18)		(0.36)	(0.35)	(0.36)	(0.12)
Distributions from net realized gains	-		-	-	-	-

Total distributions	(0.18)		(0.36)	(0.35)	(0.36)	(0.12)

Net asset value, end of period	$9.40		$9.58	$9.63	$9.00	$9.68

Total returnB	0.03	%C	3.24%	11.10%	(3.40)%	(2.03	)%C

Ratios and supplemental data:
Net assets, end of period	$500,838		$535,826	$427,829	$456,828	$97,911
Ratios to average net assets:
Expenses, before reimbursements	2.08	%D	2.21%	2.41%	2.36%	8.70	%D
Expenses, net of reimbursements	2.00	%D	2.00%	2.00%	2.00%	2.00	%D
Net investment income (loss), before expense reimbursements	3.80	%D	3.51%	3.37%	3.76%	(3.12	)%D
Net investment income, net of reimbursements	3.88	%D	3.71%	3.78%	4.12%	3.59	%D
Portfolio turnover rate	41	%C	75%	95%	72%	31	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

43

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Crescent Short Duration High Income Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, Crescent Capital Group LP (the “subadvisor”), and the Trust, on behalf of the Fund.

The Management Agreement and the Investment Advisory Agreement are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or the subadvisor.

•

comparisons of the performance of an appropriate share class of the Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of the Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for the Fund during the past year, and any proposed changes to the expense limitation arrangements;

•	the Manager’s profitability with respect to the services that it provided to the Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to the Fund and whether the current fee rates charged or to be charged to the Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

•	information regarding administrative, accounting-related and cash management services that the Manager provides to the Fund and the fees that the Manager receives for such services; and

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Fund, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Fund, and the Manager’s disaster recovery plans.

44

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to renew the Agreements, the Trustees considered the best interests of the Fund. While the Management Agreement and the Investment Advisory Agreement for the Fund were considered at the Meetings, the Board considered the Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Fund by the subadvisor, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its

45

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the Fund relative to the performance of the Fund’s benchmark index and appropriate composites of similar accounts. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor regarding the subadvisory fee rate schedule for a comparable client account. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

46

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Trustees.

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with the subadvisor for the Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking – Institutional Class	High Expense Ratio

47

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

The Trustees also considered: (1) the higher expenses associated with the Fund’s investments in bank loans and private debt than high yield (below investment grade securities), in which the funds in its Broadridge expense group, expense universe and Morningstar category primarily invest in; (2) the favorable performance of high yield in the past three years and the fact that the Fund does not invest in these securities to the same extent as many of the funds in its Broadridge performance universe and Morningstar category; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management Agreement and Investment Advisory Agreement are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

48

Delivery of Documents

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www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Crescent Short Duration High Income Fund are service marks of American Beacon Advisors, Inc.

SAR 7/18

American Beacon®
FUNDS

2018 SEMI-ANNUAL REPORT

July 31, 2018

ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND

SGA GLOBAL GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

ACADIAN EMERGING MARKETS MANAGED VOLATILITY FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in lower volatility securities may produce more modest gains than other stock funds as a trade-off for the potentially lower downside risk. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

SGA GLOBAL GROWTH FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	July 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals:

Institutional wisdom + earned alpha = enduring value.

▶  We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶  We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶

We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

During periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

July 31, 2018 (Unaudited)

The Investor Class of the American Beacon Acadian Emerging Markets Managed Volatility Fund (the “Fund”) returned -7.72% for the six months ended July 31, 2018. The Fund outperformed the MSCI Emerging Markets Index (the “Index”) return of -11.94% for the period.

Total Returns for the Period ended July 31, 2018
	Ticker	6 Months*	1 Year	3 Year	Since Inception 9/27/2013
Institutional Class (1,3)	ACDIX	(7.56)%	6.64%	4.28%	3.04%
Y Class (1,3)	ACDYX	(7.59)%	6.46%	4.15%	2.94%
Investor Class (1,3)	ACDPX	(7.72)%	6.20%	3.87%	2.66%
A without Sales Charge (1,3)	ACDAX	(7.78)%	6.19%	3.82%	2.61%
A with Sales Charge (1,3)	ACDAX	(13.06)%	0.10%	1.79%	1.36%
C without Sales Charge (1,3)	ACDCX	(8.05)%	5.35%	3.05%	1.84%
C with Sales Charge (1,3)	ACDCX	(9.05)%	4.35%	3.05%	1.84%

Lipper Emerging Markets Funds Index (2)		(11.56)%	3.38%	8.83%	4.13%
MSCI Emerging Markets Index (2)		(11.94)%	4.36%	8.94%	4.17%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. One cannot directly invest in an index. The Lipper Emerging Markets Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Markets Funds category. Lipper is an independent mutual fund research and ranking service.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.48%, 1.56%, 1.78%, 1.91% and 2.68%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index over the six-month period due to stock selection and country allocation.

Stock selections in China, Malaysia, and Hong Kong contributed positively to the Fund’s relative performance for the period. Stock selections in Thailand offset some of the impact, detracting from the Fund’s relative return. In China, contributors included China Petroleum + Chemical (up 17.8%), and China Railway Group, Ltd. H (up 52.1%). Within Malaysia, Nestle (Malaysia) Berhad (up 27.0%) and Public Bank Berhad (up 6.3%) contributed to the Fund’s relative returns. In Hong Kong, a primary contributor was CNOOC Ltd. (up 9.8%). In Thailand, Advanced Information Tech F (down 25.6%) detracted from relative performance.

Relative contribution from country allocation was positive for the six-month period, primarily due to overweighting Egypt (up 0.9%) and India (down 4.5%). Underweighting Mexico (down 2.0%) detracted from the Fund’s relative performance during the period.

The Fund’s basic philosophy remains focused on investing in a well-diversified portfolio of low volatility stocks that aims to maximize risk-adjusted returns.

2

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Performance Overview

July 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Manila Electric Co.		1.6
Hindustan Unilever Ltd.		1.5
CEZ A/S		1.5
Public Bank Bhd		1.4
Tata Consultancy Services Ltd.		1.4
Alicorp S.A.A.		1.4
Shanghai Commercial & Savings Bank Ltd.		1.4
CITIC Ltd.		1.4
PetroChina Co., Ltd., Class H		1.4
China Petroleum & Chemical Corp., Class H		1.4

Total Fund Holdings	239

Sector Allocation (% Equities)
Financials		21.3
Consumer Staples		21.0
Telecommunication Services		13.0
Utilities		9.5
Information Technology		9.0
Industrials		6.9
Consumer Discretionary		6.2
Energy		5.5
Health Care		4.0
Materials		3.6

Country Allocation (% Equities)
China		27.3
India		12.5
Republic of Korea		10.6
Taiwan		8.4
Malaysia		5.3
Thailand		4.8
South Africa		3.7
Philippines		3.5
Brazil		3.4
Indonesia		3.2
Chile		2.9
Egypt		2.5
Czech Republic		2.3
Peru		2.0
Hungary		2.0
Greece		2.0
Russia		1.2
Turkey		0.7
Mexico		0.7
Poland		0.6
Hong Kong		0.3
Cayman Islands		0.1

3

American Beacon SGA Global Growth FundSM

Performance Overview

July 31, 2018 (Unaudited)

The Investor Class of the American Beacon SGA Global Growth Fund (the “Fund”) returned 0.56% for the six months ended July 31, 2018. The Fund outperformed the MSCI All Country World Index (the “Index”) return of -2.91% for the period.

Total Returns for the Period ended July 31, 2018
	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (12/31/2010)
Institutional Class (1,7)	SGAGX	0.75%	17.12%	14.12%	12.63%	11.98%
Y Class (1,2,7)	SGAYX	0.70%	16.96%	14.00%	12.51%	11.91%
Investor Class (1,3,7)	SGAPX	0.56%	16.70%	13.66%	12.21%	11.71%
A without Sales Charge (1,4,7)	SGAAX	0.56%	16.66%	13.66%	12.18%	11.69%
A with Sales Charge (1,4,7)	SGAAX	(5.21)%	9.97%	11.44%	10.86%	10.82%
C without Sales Charge (1,5,7)	SGACX	0.16%	15.74%	12.79%	11.36%	11.15%
C with Sales Charge (1,5,7)	SGACX	(0.84)%	14.74%	12.79%	11.36%	11.15%

MSCI All Country World Index (6)		(2.91)%	10.97%	8.95%	9.04%	8.40%
MSCI All Country World Growth Index (6)		(1.03)%	15.34%	10.43%	11.04%	9.69%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/10.

3.

Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/10.

4.

Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/10. The maximum sales charge for A Class is 5.75%.

5.

Fund performance for the five-year and since inception periods represent the total returns achieved by the Institutional Class from 12/31/10 up to 10/4/13, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/10. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

The MSCI All Country World Index (“ACWI”) is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Growth Index is designed to measure equity market performance of companies with higher growth values in developed and emerging markets. One cannot directly invest in an index.

7.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares were 2.04%, 1.89%, 2.06%, 2.34% and 3.09%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index over the six-month period due to stock selection. This was slightly offset by country allocation.

4

American Beacon SGA Global Growth FundSM

Performance Overview

July 31, 2018 (Unaudited)

Stock selections in the United States were the leading contributor to the Fund’s relative outperformance over the six-month period, including Salesforce.com, Inc. (up 23.1%), TJX Companies, Inc. (up 22.1%), and Amazon.com, Inc. (up 24.4%). Stock selections in Germany also added value to the Fund’s relative performance, led by SAP SE Sponsored ADR (up 4.0%). Conversely, stock selections in Australia, including MYOB Group, Ltd. (down 14.1%) detracted from relative performance.

From a country allocation perspective, overweighting Hong Kong (down 11.5%) and China (down 14.3%) detracted from relative performance. Overweighting the United States (up 0.6%) contributed positively for the period.

The Fund’s basic philosophy remains focused on investing in high-quality companies that offer sustainable earnings and cash flow growth over the long term.

Top Ten Holdings (% Net Assets)
AIA Group Ltd.		3.9
Schlumberger Ltd.		3.9
Visa, Inc., Class A		3.9
SAP SE, Sponsored ADR		3.8
Autodesk, Inc.		3.3
Regeneron Pharmaceuticals, Inc.		3.2
Alphabet, Inc., Class C		3.1
Danone S.A.		3.0
TJX Co., Inc.		3.0
Mondelez International, Inc., Class A		3.0

Total Fund Holdings	34

Sector Allocation (% Equities)
Information Technology		33.9
Consumer Discretionary		22.3
Consumer Staples		15.2
Financials		9.5
Health Care		6.5
Energy		4.2
Industrials		3.2
Real Estate		3.1
Materials		2.1

Country Allocation (% Equities)
United States		53.7
China		8.2
India		6.1
South Africa		4.4
Hong Kong		4.2
Germany		4.1
France		3.2
Denmark		3.1
Switzerland		2.7
Japan		2.4
Argentina		2.4
Mexico		2.2
Republic of Korea		1.8
Australia		1.5

5

American Beacon FundsSM

Expense Examples

July 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from February 1, 2018 through July 31, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon FundsSM

Expense Examples

July 31, 2018 (Unaudited)

Acadian Emerging Markets Managed Volatility Fund
	Beginning Account Value 2/1/2018	Ending Account Value 7/31/2018	Expenses Paid During Period 2/1/2018-7/31/2018*
Institutional Class
Actual	$1,000.00	$924.40	$6.44
Hypothetical**	$1,000.00	$1,018.10	$6.76
Y Class
Actual	$1,000.00	$924.10	$6.92
Hypothetical**	$1,000.00	$1,017.60	$7.25
Investor Class
Actual	$1,000.00	$922.80	$8.25
Hypothetical**	$1,000.00	$1,016.20	$8.65
A Class
Actual	$1,000.00	$922.20	$8.34
Hypothetical**	$1,000.00	$1,016.10	$8.75
C Class
Actual	$1,000.00	$919.50	$11.90
Hypothetical**	$1,000.00	$1,012.40	$12.47

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.35%, 1.45%, 1.73%, 1.75%, and 2.50% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

SGA Global Growth Fund
	Beginning Account Value 2/1/2018	Ending Account Value 7/31/2018	Expenses Paid During Period 2/1/2018-7/31/2018*
Institutional Class
Actual	$1,000.00	$1,007.50	$4.88
Hypothetical**	$1,000.00	$1,019.90	$4.91
Y Class
Actual	$1,000.00	$1,007.00	$5.37
Hypothetical**	$1,000.00	$1,019.40	$5.41
Investor Class
Actual	$1,000.00	$1,005.60	$6.76
Hypothetical**	$1,000.00	$1,018.10	$6.81
A Class
Actual	$1,000.00	$1,005.60	$6.86
Hypothetical**	$1,000.00	$1,018.00	$6.90
C Class
Actual	$1,000.00	$1,001.60	$10.57
Hypothetical**	$1,000.00	$1,014.20	$10.64

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.38%, and 2.13% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

Brazil - 3.29%
Common Stocks - 2.86%
Ambev S.A.	33,800	$174,795
Atacadao Distribuicao Comercio e Industria LtdaA	1,600	6,667
Camil Alimentos S.A.A	63,100	106,419
Construtora Tenda S.A.A	4,900	34,714
CPFL Energia S.A.	20,300	117,636
Engie Brasil Energia S.A.	1,600	15,939
Grendene S.A.	28,200	58,529
Hypera S.A.A	17,200	127,168
IRB Brasil Resseguros S/AA	22,400	318,696
SLC Agricola S.A.	1,100	15,504

Total Common Stocks		976,067

Preferred Stocks - 0.43%
Centrais Eletricas Santa CatarinaB	900	7,074
Telefonica Brasil S.A.A B	12,800	140,028

Total Preferred Stocks		147,102

Total Brazil (Cost $1,092,293)		1,123,169

Chile - 2.77%
Common Stocks - 2.77%
AntarChile S.A.	2,356	40,600
Banco de Chile	4,736	740
Blumar S.A.	29,423	9,227
Cia Cervecerias Unidas S.A., Sponsored ADR	6,967	189,712
Embotelladora Andina S.A., Class B, ADR	3,952	98,523
Enel Chile S.A., ADR	3,961	20,795
Enel Chile S.A.	2,043,335	216,526
Inversiones Aguas Metropolitanas S.A.	6,607	10,418
Sigdo Koppers S.A.	16,183	25,502
SMU S.A.A	281,595	83,894
Sociedad Punta del Cobre S.A., Class A	1,894	11,283
Vina Concha y Toro S.A.	111,423	239,708

Total Common Stocks		946,928

Total Chile (Cost $790,461)		946,928

China - 27.10%
Common Stocks - 27.10%
Agricultural Bank of China Ltd., Class HC	860,000	416,217
Bank of China Ltd., Class HC	919,000	430,758
Bank of Communications Co., Ltd., Class HC	613,000	441,930
Beijing Chunlizhengda Medical Instruments Co., Ltd., Class HC	36,600	102,417
Beijing Jingkelong Co., Ltd., Class H	69,000	16,527
Changshouhua Food Co., Ltd.C	19,000	8,749
China CITIC Bank Corp. Ltd., Class HC	109,000	69,829
China Construction Bank Corp., Class HC	467,000	422,881
China Greenfresh Group Co., Ltd.A C	339,000	51,517
China Lilang Ltd.C	9,000	10,988
China Merchants Bank Co., Ltd., Class HC	78,000	304,432
China Mobile Ltd.C	42,500	384,371
China Petroleum & Chemical Corp., Class HC	482,000	462,902
China Railway Group Ltd., Class HC	431,000	373,853
China Shenhua Energy Co., Ltd., Class HC	108,000	243,458
China Shineway Pharmaceutical Group Ltd.A C	73,000	92,125
China Telecom Corp. Ltd., Class HC	970,000	457,455
China Unicom Hong Kong Ltd.C	250,000	308,836
China Yangtze Power Co., Ltd., Class AC	133,400	329,656

See accompanying notes

8

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

China - 27.10% (continued)
Common Stocks - 27.10% (continued)
CITIC Ltd.C	330,000	$466,781
CNOOC Ltd.C	235,000	393,886
COSCO SHIPPING International Hong Kong Co., Ltd.C	240,000	90,005
Daqin Railway Co., Ltd., Class AC	109,894	144,464
Fuguiniao Co., Ltd., Class HA C D	28,000	357
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class HC	36,000	153,788
Hengan International Group Co., Ltd.C	20,500	182,382
Huadian Power International Corp. Ltd., Class HC	424,000	199,154
Huishang Bank Corp. Ltd., Class HC	397,100	171,999
Industrial & Commercial Bank of China Ltd., Class HC	579,000	428,440
Jiangsu Expressway Co., Ltd., Class HC	4,000	4,861
NVC Lighting Holding Ltd.C	1,780,000	154,327
PetroChina Co., Ltd., Class HC	614,000	465,834
Ping An Insurance Group Co. of China Ltd., Class HC	40,000	370,898
Shanghai Pharmaceuticals Holding Co., Ltd., Class HC	29,200	77,605
Sinopec Shanghai Petrochemical Co., Ltd., Class HC	48,000	29,070
Sinopharm Group Co., Ltd., Class HC	22,000	93,391
Tencent Holdings Ltd.C	8,700	395,533
Tsingtao Brewery Co., Ltd., Class HC	16,000	85,635
Wanhua Chemical Group Co., Ltd., Class A	4,800	35,846
Want Want China Holdings Ltd.C	47,000	38,851
Yuexiu Transport Infrastructure Ltd.C	214,000	155,307
Yum China Holdings, Inc.	5,168	186,462

Total Common Stocks		9,253,777

Total China (Cost $8,353,972)		9,253,777

Czech Republic - 2.22%
Common Stocks - 2.22%
CEZ A/SC	19,149	502,418
Komercni banka A/SC	3,272	142,027
Philip Morris CR A/SC	163	112,545

Total Common Stocks		756,990

Total Czech Republic (Cost $540,831)		756,990

Egypt - 2.42%
Common Stocks - 2.42%
Commercial International Bank Egypt SAEC	38,247	181,834
Credit Agricole Egypt SAEC	8,236	20,164
Eastern TobaccoC	43,194	398,783
ElSewedy Electric Co.C	3,695	38,736
Faisal Islamic Bank of EgyptC	40,070	38,018
Global Telecom Holding SAEA C	19,187	4,495
MM Group for Industry & International Trade SAEA C	57	40
Telecom Egypt Co.C	184,372	142,977

Total Common Stocks		825,047

Total Egypt (Cost $515,591)		825,047

Greece - 1.90%
Common Stocks - 1.90%
Aegean Airlines S.A.C	14,980	142,836
Hellenic Telecommunications Organization S.A.C	29,732	385,924
Sarantis S.A.C	13,652	111,887
Thessaloniki Water Supply & Sewage Co. S.A.C	1,610	8,679

Total Common Stocks		649,326

Total Greece (Cost $507,645)		649,326

See accompanying notes

9

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

Hong Kong - 0.26%
Common Stocks - 0.26%
Goldlion Holdings Ltd.C	46,000	$19,067
Organic Tea Cosmetics Holdings Co., Ltd.C	29,118	69,701

Total Common Stocks		88,768

Total Hong Kong (Cost $109,352)		88,768

Hungary - 1.92%
Common Stocks - 1.92%
Magyar Telekom Telecommunications PLCC	275,493	397,779
MOL Hungarian Oil & Gas PLCC	2,320	22,779
OTP Bank NyrtC	282	10,616
Richter Gedeon NyrtC	12,160	219,985
Waberer’s International NyrtA C	290	3,555
Zwack Unicum RtC	7	426

Total Common Stocks		655,140

Total Hungary (Cost $661,812)		655,140

India - 12.10%
Common Stocks - 12.10%
Abbott India Ltd.C	440	49,126
Colgate-Palmolive India Ltd.C	1,861	31,079
Gillette India Ltd.C	1,887	184,542
GlaxoSmithKline Consumer Healthcare Ltd.C	2,006	190,104
Hawkins Cookers Ltd.C	381	15,161
HCL Technologies Ltd.C	25,858	363,858
Hinduja Global Solutions Ltd.C	4,072	47,682
Hindustan Unilever Ltd.C	20,611	521,262
Infosys Ltd.C	9,703	193,251
Infosys Ltd., Sponsored ADR	13,317	268,737
Maruti Suzuki India Ltd.C	900	125,164
Nestle India Ltd.C	2,968	458,344
Oil & Natural Gas Corp. Ltd.C	5,268	12,747
Oracle Financial Services Software Ltd.A C	5,183	293,330
Pfizer Ltd.C	6,263	244,578
Procter & Gamble Hygiene & Health Care Ltd.C	1,222	183,680
Sanofi India Ltd.C	217	18,955
Tata Consultancy Services Ltd.C	17,092	486,008
Wipro Ltd.C	87,362	352,953
Wipro Ltd., ADRE	17,962	90,888

Total Common Stocks		4,131,449

Total India (Cost $3,309,392)		4,131,449

Indonesia - 3.12%
Common Stocks - 3.12%
Astra Graphia Tbk PTC	167,100	19,005
Bank Central Asia Tbk PTC	216,600	349,594
Bank Rakyat Indonesia Persero Tbk PTC	48,000	10,210
Gudang Garam Tbk PTC	3,300	17,223
Indofood CBP Sukses Makmur Tbk PTC	224,900	136,129
Indofood Sukses Makmur Tbk PTC	359,100	158,487
Multipolar Technology Tbk PTC	558,900	34,716
Telekomunikasi Indonesia Persero Tbk PTC	75,300	18,601
Unilever Indonesia Tbk PTC	107,000	321,605

Total Common Stocks		1,065,570

Total Indonesia (Cost $1,147,400)		1,065,570

See accompanying notes

10

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

Malaysia - 5.09%
Common Stocks - 5.09%
Batu Kawan BhdC	2,800	$12,022
Fraser & Neave Holdings BhdC	34,900	321,397
Kim Loong Resources BhdC	26,100	8,937
Kuala Lumpur Kepong BhdC	43,800	267,253
Nestle Malaysia BhdC	4,200	152,712
Public Bank BhdC	83,500	494,356
Sime Darby Plantation BhdC	54,100	69,893
Tenaga Nasional BhdC	106,700	412,527

Total Common Stocks		1,739,097

Total Malaysia (Cost $1,368,004)		1,739,097

Mexico - 0.66%
Common Stocks - 0.66%
Industrias Bachoco S.A.B. de C.V., Series B	17,308	85,436
Megacable Holdings S.A.B. de C.V.F	29,282	140,505

Total Common Stocks		225,941

Total Mexico (Cost $177,996)		225,941

Peru - 1.98%
Common Stocks - 1.98%
Alicorp S.A.A.	133,443	478,840
Southern Copper Corp.	3,566	176,018
Union de Cervecerias Peruanas Backus y Johnston S.A.A., Class I	3,546	22,760

Total Common Stocks		677,618

Total Peru (Cost $545,443)		677,618

Philippines - 3.39%
Common Stocks - 3.39%
Aboitiz Power Corp.C	228,600	160,261
Asia United Bank Corp.C	19,880	22,410
Bank of the Philippine IslandsC	6,810	12,574
Cebu Air, Inc.C	44,203	58,593
China Banking Corp.C	51,412	32,100
Cosco Capital, Inc.C	261,300	30,021
Globe Telecom, Inc.C	345	11,863
Jollibee Foods Corp.C	3,360	17,075
Manila Electric Co.C	74,060	530,879
Pepsi-Cola Products Philippines, Inc.C	40,900	1,733
Philippine National BankA C	24,020	21,124
Pilipinas Shell Petroleum Corp.C	5,480	5,805
RFM Corp.C	132,000	11,446
San Miguel Corp.C	50,960	133,924
San Miguel Food and Beverage, Inc.C	45,900	60,030
Top Frontier Investment Holdings, Inc.A C	1,480	7,210
Union Bank of the PhilippinesC	25,780	41,082

Total Common Stocks		1,158,130

Total Philippines (Cost $1,110,428)		1,158,130

Poland - 0.27%
Common Stocks - 0.27%
Boryszew S.A.A C	2,086	3,856
Dom Development S.A.C	1,350	27,087
Netia S.A.C	10,180	13,813
Neuca S.A.C	175	12,233

See accompanying notes

11

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

Poland - 0.27% (continued)
Common Stocks - 0.27% (continued)
Stalexport Autostrady S.A.C	29,864	$27,950
Zespol Elektrocieplowni Wroclawskich Kogeneracja S.A.C	433	7,839

Total Common Stocks		92,778

Total Poland (Cost $105,108)		92,778

Republic of Korea - 10.27%
Common Stocks - 10.27%
Binggrae Co., Ltd.C	1,466	79,004
Busan City Gas Co., Ltd.C	989	32,215
Daeduck Electronics Co.C	101	769
Daehan Synthetic Fiber Co., Ltd.C	89	10,272
Daekyo Co., Ltd.C	11,206	74,357
Daesung Energy Co., Ltd.C	8,294	43,686
Dong-Il Corp.C	4,311	215,434
E-MART, Inc.C	45	8,797
ESTec Corp.C	5,543	49,179
Fursys, Inc.C	639	17,188
Incheon City Gas Co., Ltd.C	1,386	37,185
Industrial Bank of KoreaC	3,180	44,502
Jinro Distillers Co., Ltd.C	1,536	42,013
JLS Co., Ltd.C	16,085	103,416
KEC Holdings Co., Ltd.C	10,238	7,622
Kia Motors Corp.C	11,831	335,790
KT Corp.C	16,598	422,986
KT&G Corp.C	228	22,527
LF Corp.C	4,821	118,492
LG Electronics, Inc.C	4,893	327,476
LG Uplus Corp.C	19,119	263,336
Namyang Dairy Products Co., Ltd.C	191	109,548
RedcapTour Co., Ltd.C	842	13,538
S-1 Corp.C	499	38,660
Saeron Automotive Corp.C	2,901	13,485
Samsung C&T Corp.C	58	6,418
Samsung Electronics Co., Ltd.C	8,000	331,890
Samwonsteel Co., Ltd.C	5,383	13,833
Samyang Tongsang Co., Ltd.C	868	32,415
SAVEZONE I&C Corp.C	6,608	24,569
SK Hynix, Inc.C	927	71,505
SK Telecom Co., Ltd.C	1,981	442,930
TS Corp.C	1,139	23,948
YESCO Co., Ltd.C	2,705	95,125
Youngone Holdings Co., Ltd.C	671	32,222

Total Common Stocks		3,506,332

Total Republic of Korea (Cost $3,224,376)		3,506,332

Russia - 1.18%
Common Stocks - 1.18%
Gazprom Neft PJSC, Sponsored ADRC	8,178	212,330
Rostelecom PJSC, Sponsored ADRC	28,013	191,246

Total Common Stocks		403,576

Total Russia (Cost $350,829)		403,576

South Africa - 2.50%
Common Stocks - 2.33%
AECI Ltd.C	11,530	92,853
Aspen Pharmacare Holdings Ltd.C	1,686	32,791

See accompanying notes

12

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

South Africa - 2.50% (continued)
Common Stocks - 2.33% (continued)
Bid Corp. Ltd.C	9,144	$183,122
Clover Industries Ltd.C	54,461	67,581
Combined Motor Holdings Ltd.C	3,475	7,072
Distell Group Holdings Ltd.A C	10,956	106,891
Netcare Ltd.C	45,727	93,901
Vodacom Group Ltd.C	19,690	209,884

Total Common Stocks		794,095

Preferred Stocks - 0.17%
Absa Bank Ltd.B C	1,084	57,629

Total South Africa (Cost $902,095)		851,724

Taiwan - 8.17%
Common Stocks - 8.17%
104 Corp.C	4,000	22,170
Chang Hwa Commercial Bank Ltd.C	83,000	49,133
Chunghwa Telecom Co., Ltd.C	132,000	457,430
E-LIFE MALL Corp.C	12,000	25,343
ECOVE Environment Corp.C	4,000	22,685
Far Eastern International BankC	880,204	297,659
First Financial Holding Co., Ltd.C	52,000	35,774
Great Taipei Gas Co., Ltd.C	74,000	65,252
Lian HWA Food Corp.C	3,080	3,855
Shanghai Commercial & Savings Bank Ltd.C	404,809	476,877
Taichung Commercial Bank Co., Ltd.C	1,222,116	405,328
Taiwan Business BankC	364,759	120,454
Taiwan Cooperative Financial Holding Co., Ltd.C	99,842	61,020
Taiwan Secom Co., Ltd.C	71,105	206,106
Taiwan Semiconductor Manufacturing Co., Ltd.C	1,000	7,984
Taiwan Shin Kong Security Co., Ltd.C	179,170	216,610
Ttet Union Corp.C	23,000	70,808
Uni-President Enterprises Corp.C	39,000	103,173
Union Bank Of TaiwanC	308,000	104,161
Ve Wong Corp.C	44,000	37,032

Total Common Stocks		2,788,854

Total Taiwan (Cost $2,451,262)		2,788,854

Thailand - 4.62%
Common Stocks - 4.62%
Advanced Information Technology PCL	60,500	42,916
Amata B.Grimm Power Plant Infrasture FundC F	48,400	12,438
Bangkok Bank PCLC	15,400	95,482
Bangkok Bank PCL, NVDRC	21,200	131,442
Bangkok Insurance PCL, NVDRC	1,900	19,929
Digital Telecommunications Infrastructure FundC F	112,100	49,828
Kang Yong Electric PCL	2,100	27,015
Kang Yong Electric PCL, NVDRC	100	1,286
Krung Thai Bank PCL, NVDRC	571,200	326,430
PTT PCL, NVDRC	7,000	10,782
Ratchaburi Electricity Generating Holding PCL	103,400	160,057
Ratchaburi Electricity Generating Holding PCL, NVDRC	103,000	159,410
Siam Cement PCL, NVDRC	32,000	431,680
Siam Commercial Bank PCL, NVDRC	18,900	79,523
Siam Makro PCL, NVDRC	11,000	12,239

See accompanying notes

13

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

Thailand - 4.62% (continued)
Common Stocks - 4.62% (continued)
Thai Stanley Electric PCL, NVDRC	1,800	$14,716
Thai Vegetable Oil PCL, NVDRC	1,000	879

Total Common Stocks		1,576,052

Total Thailand (Cost $1,538,043)		1,576,052

Turkey - 0.66% (Cost $231,175)
Common Stocks - 0.66%
BIM Birlesik Magazalar A/SC	15,761	226,955

United Kingdom - 1.09% (Cost $323,015)
Common Stocks - 1.09%
Mondi Ltd.C	13,511	371,321

SHORT-TERM INVESTMENTS - 1.78% (Cost $609,588)
Investment Companies - 1.78%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%G H	609,588	609,588

SECURITIES LENDING COLLATERAL - 0.26% (Cost $89,581)
Investment Companies - 0.26%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%G H	89,581	89,581

TOTAL INVESTMENTS - 99.02% (Cost $30,055,692)		33,813,711
OTHER ASSETS, NET OF LIABILITIES - 0.98%		334,154

TOTAL NET ASSETS - 100.00%		$34,147,865

Percentages are stated as a percent of net assets.

A Non-income producing security.

B A type of Preferred Stock that has no maturity date.

C Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $29,312,438 or 85.84% of net assets.

D Value was determined using significant unobservable inputs.

E All or a portion of this security is on loan at July 31, 2018.

F Unit - Usually consists of one common stock and/or rights and warrants.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

ADR - American Depositary Receipt.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PJSC - Private Joint Stock Company.

PLC - Public Limited Company.

Futures Contracts Open on July 31, 2018:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets Index Futures	15	September 2018	$802,577	$822,225	$19,648

			$802,577	$822,225	$19,648

Index Abbreviations:
MSCI	Morgan Stanley Capital International

See accompanying notes

14

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2018, the investments were classified as described below:

Acadian Emerging Markets Managed Volatility Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Brazil	$976,067	$-	$-	$976,067
Chile	946,928	-	-	946,928
China	238,835	9,014,585	357	9,253,777
Czech Republic	-	756,990	-	756,990
Egypt	-	825,047	-	825,047
Greece	-	649,326	-	649,326
Hong Kong	-	88,768	-	88,768
Hungary	-	655,140	-	655,140
India	359,625	3,771,824	-	4,131,449
Indonesia	-	1,065,570	-	1,065,570
Malaysia	-	1,739,097	-	1,739,097
Mexico	225,941	-	-	225,941
Peru	677,618	-	-	677,618
Philippines	-	1,158,130	-	1,158,130
Poland	-	92,778	-	92,778
Republic of Korea	-	3,506,332	-	3,506,332
Russia	-	403,576	-	403,576
South Africa	-	794,095	-	794,095
Taiwan	-	2,788,854	-	2,788,854
Thailand	-	1,576,052	-	1,576,052
Turkey	-	226,955	-	226,955
United Kingdom	-	371,321	-	371,321
Foreign Preferred Stocks
Brazil	147,102	-	-	147,102
South Africa	-	57,629	-	57,629
Short-Term Investments	609,588	-	-	609,588
Securities Lending Collateral	89,581	-	-	89,581

Total Investments in Securities - Assets	$4,271,285	$29,542,069	$357	$33,813,711

Financial Derivative Instruments - Assets
Futures Contracts	$19,648	$-	$-	$19,648

Total Financial Derivative Instruments - Assets	$19,648	$-	$-	$19,648

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended July 31, 2018, there were transfers from level 1 to level 2, with a fair value of $25,912,247.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 1/31/2018	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 7/31/2018	Change in Unrealized Appreciation (Depreciation) at Period end**
Foreign Common Stocks	$358	$-	$ -	$-	$-	$(1)	$-	$-	$357	$(13,004)

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The foreign common stock classified as Level 3 was fair valued at a nominal value of 0.10 Hong Kong Dollar (HKD) due to lack of observable inputs.

See accompanying notes

15

American Beacon SGA Global Growth FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

Argentina - 2.22% (Cost $988,594)
Common Stocks - 2.22%
MercadoLibre, Inc.	3,642	$1,248,878

Australia - 1.38% (Cost $913,872)
Common Stocks - 1.38%
MYOB Group Ltd.D	332,670	773,281

China - 7.72%
Common Stocks - 7.72%
Ctrip.com International Ltd., ADRA	32,383	1,332,560
New Oriental Education & Technology Group, Inc., Sponsored ADR	16,947	1,458,120
Tencent Holdings Ltd.D	33,935	1,542,807

Total Common Stocks		4,333,487

Total China (Cost $4,001,045)		4,333,487

Denmark - 2.94% (Cost $1,399,435)
Common Stocks - 2.94%
Novo Nordisk A/S, Class BD	33,152	1,649,718

France - 3.04% (Cost $1,591,893)
Common Stocks - 3.04%
Danone S.A.D	21,729	1,707,188

Germany - 3.81% (Cost $1,693,111)
Common Stocks - 3.81%
SAP SE, Sponsored ADR	18,417	2,137,109

Hong Kong - 3.93% (Cost $1,696,293)
Common Stocks - 3.93%
AIA Group Ltd.D	251,926	2,205,575

India - 5.69%
Common Stocks - 5.69%
HDFC Bank Ltd., ADR	14,948	1,544,727
Infosys Ltd., Sponsored ADR	81,807	1,650,865

Total Common Stocks		3,195,592

Total India (Cost $2,498,931)		3,195,592

Japan - 2.31% (Cost $1,053,083)
Common Stocks - 2.31%
Fast Retailing Co., Ltd.D	2,956	1,295,904

Mexico - 2.07% (Cost $1,034,724)
Common Stocks - 2.07%
Fomento Economico Mexicano S.A.B. de C.V., Series B, Sponsored ADR	11,812	1,159,230

Republic of Korea - 1.72% (Cost $1,124,458)
Common Stocks - 1.72%
Amorepacific Corp.D	4,026	963,438

South Africa - 4.14%
Common Stocks - 4.14%
Sanlam Ltd.D	215,224	1,248,598
Shoprite Holdings Ltd.D	64,908	1,074,284

Total Common Stocks		2,322,882

Total South Africa (Cost $2,112,457)		2,322,882

See accompanying notes

16

American Beacon SGA Global Growth FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

Switzerland - 2.53% (Cost $1,388,504)
Common Stocks - 2.53%
Nestle S.A.D	17,403	$1,418,119

United States - 50.37%
Common Stocks - 50.37%
Alphabet, Inc., Class CA	1,412	1,718,771
Amazon.com, Inc.A	924	1,642,355
Autodesk, Inc.A	14,259	1,831,426
Booking Holdings, Inc.A	534	1,083,336
Equinix, Inc., REIT	3,730	1,638,514
FleetCor Technologies, Inc.A	7,440	1,614,480
IHS Markit Ltd.A	31,246	1,656,975
Mondelez International, Inc., Class A	38,616	1,675,162
NIKE, Inc., Class B	21,169	1,628,108
Praxair, Inc.	6,694	1,121,245
Red Hat, Inc.A	11,676	1,649,002
Regeneron Pharmaceuticals, Inc.A	4,811	1,770,496
salesforce.com, Inc.A	11,289	1,548,286
Schlumberger Ltd.	32,524	2,196,021
TJX Co., Inc.	17,299	1,682,501
Visa, Inc., Class A	15,843	2,166,372
Yum! Brands, Inc.	20,786	1,648,122

Total Common Stocks		28,271,172

Total United States (Cost $22,260,152)		28,271,172

SHORT-TERM INVESTMENTS - 5.77% (Cost $3,238,650)
Investment Companies - 5.77%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%B C	3,238,650	3,238,650

TOTAL INVESTMENTS - 99.64% (Cost $46,995,202)		55,920,223
OTHER ASSETS, NET OF LIABILITIES - 0.36%		204,263

TOTAL NET ASSETS - 100.00%		$56,124,486

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

D Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $13,878,912 or 24.73% of net assets.

ADR - American Depositary Receipt.

REIT - Real Estate Investment Trust.

Futures Contracts Open on July 31, 2018:

Long Futures

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	12	September 2018	$1,200,291	$1,202,580	$2,289
Mini MSCI Emerging Markets Index Futures	6	September 2018	326,638	328,890	2,252
S&P 500 E-Mini Index Futures	11	September 2018	$1,550,485	$1,549,405	$(1,080)

			$3,077,414	$3,080,875	$3,461

See accompanying notes

17

American Beacon SGA Global Growth FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Index Abbreviations:
MSCI	Morgan Stanley Capital International
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2018, the investments were classified as described below:

SGA Global Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Common Stocks
Argentina	$1,248,878	$-	$-	$1,248,878
Australia	-	773,281	-	773,281
China	2,790,680	1,542,807	-	4,333,487
Denmark	-	1,649,718	-	1,649,718
France	-	1,707,188	-	1,707,188
Germany	2,137,109	-	-	2,137,109
Hong Kong	-	2,205,575	-	2,205,575
India	3,195,592	-	-	3,195,592
Japan	-	1,295,904	-	1,295,904
Mexico	1,159,230	-	-	1,159,230
Republic of Korea	-	963,438	-	963,438
South Africa	-	2,322,882	-	2,322,882
Switzerland	-	1,418,119	-	1,418,119
Common Stocks
United States	28,271,172	-	-	28,271,172
Short-Term Investments	3,238,650	-	-	3,238,650

Total Investments in Securities - Assets	$42,041,311	$13,878,912	$-	$55,920,223

Financial Derivative Instruments - Assets
Futures Contracts	$4,541	$-	$-	$4,541

Total Financial Derivative Instruments - Assets	$4,541	$-	$-	$4,541

Financial Derivative Instruments - Liabilities
Futures Contracts	$(1,080)	$-	$-	$(1,080)

Total Financial Derivative Instruments - Liabilities	$(1,080)	$-	$-	$(1,080)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended July 31, 2018, there were transfers from level 1 to level 2, with a fair value of $12,460,793.

See accompanying notes

18

American Beacon FundsSM

Statements of Assets and Liabilities

July 31, 2018 (Unaudited)

	Acadian Emerging Markets Managed Volatility Fund	SGA Global Growth Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$33,114,542	$52,681,573
Investments in affiliated securities, at fair value‡	699,169	3,238,650
Foreign currency, at fair value^	232,131	-
Deposit with brokers for futures contracts	20,393	112,237
Dividends and interest receivable	225,281	4,685
Receivable for investments sold	1,670	-
Receivable for fund shares sold	62,390	167,436
Receivable for tax reclaims	-	15,935
Receivable for expense reimbursement (Note 2)	5,234	2,340
Receivable for variation margin on open futures contracts (Note 5)	19,701	3,545
Prepaid expenses	30,146	40,278

Total assets	34,410,657	56,266,679

Liabilities:
Payable for fund shares redeemed	-	48,946
Management and sub-advisory fees payable (Note 2)	39,420	38,958
Service fees payable (Note 2)	1,153	6,457
Transfer agent fees payable (Note 2)	2,858	1,565
Payable upon return of securities loaned (Note 9)§	89,581	-
Custody and fund accounting fees payable	60,755	7,477
Professional fees payable	62,280	38,624
Trustee fees payable (Note 2)	217	-
Payable for prospectus and shareholder reports	6,425	-
Other liabilities	103	166

Total liabilities	262,792	142,193

Net assets	$34,147,865	$56,124,486

Analysis of net assets:
Paid-in-capital	$28,700,106	$45,098,362
Undistributed net investment income	434,468	24,067
Accumulated net realized gain	1,236,443	2,073,546
Unrealized appreciation of investments in unaffiliated securitiesA	3,758,019	8,925,021
Unrealized appreciation (depreciation) of foreign currency transactions	(819)	29
Unrealized appreciation of futures contracts	19,648	3,461

Net assets	$34,147,865	$56,124,486

See accompanying notes

19

American Beacon FundsSM

Statements of Assets and Liabilities

July 31, 2018 (Unaudited)

	Acadian Emerging Markets Managed Volatility Fund	SGA Global Growth Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	472,300	1,132,530

Y Class	2,336,753	777,682

Investor Class	263,774	560,659

A Class	41,554	215,595

C Class	37,175	110,349

Net assets:
Institutional Class	$5,141,938	$22,942,659

Y Class	$25,325,491	$15,669,876

Investor Class	$2,837,791	$11,131,939

A Class	$447,999	$4,275,541

C Class	$394,646	$2,104,471

Net asset value, offering and redemption price per share:
Institutional Class	$10.89	$20.26

Y Class	$10.84	$20.15

Investor Class	$10.76	$19.86

A Class	$10.78	$19.83

A Class (offering price)	$11.44	$21.04

C Class	$10.62	$19.07

† Cost of investments in unaffiliated securities	$29,356,523	$43,756,552
‡ Cost of investments in affiliated securities	$699,169	$3,238,650
§ Fair value of securities on loan	$86,339	$-
^ Cost of foreign currency	$232,388	$-

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

20

American Beacon FundsSM

Statements of Operations

For the period ended July 31, 2018 (Unaudited)

	Acadian Emerging Markets Managed Volatility Fund	SGA Global Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)† A	$731,003	$293,339
Dividend income from affiliated securities (Note 8)	6,418	19,470
Income derived from securities lending (Note 9)	346	5,711

Total investment income	737,767	318,520

Expenses:
Management and sub-advisory fees (Note 2)	168,957	190,003
Transfer agent fees:
Institutional Class (Note 2)	1,534	2,645
Y Class (Note 2)	13,240	4,215
Investor Class	803	932
A Class	37	98
C Class	50	68
Custody and fund accounting fees	29,626	12,291
Professional fees	38,155	23,739
Registration fees and expenses	33,315	34,975
Service fees (Note 2):
Investor Class	3,565	22,054
A Class	434	1,707
C Class	220	627
Distribution fees (Note 2):
A Class	771	4,930
C Class	2,216	9,497
Prospectus and shareholder report expenses	9,265	4,938
Trustee fees (Note 2)	1,322	1,131
Other expenses	2,957	3,054

Total expenses	306,467	316,904

Net fees waived and expenses (reimbursed) (Note 2)	(51,001)	(21,439)

Net expenses	255,466	295,465

Net investment income	482,301	23,055

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	641,342	1,064,455
Commission recapture (Note 1)	192	-
Foreign currency transactions	(23,582)	(16,855)
Futures contracts	(115,748)	(78,830)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	(3,851,047)	(515,645)
Foreign currency transactions	(1,248)	33
Futures contracts	6,262	(12,492)

Net gain (loss) from investments	(3,343,829)	440,666

Net increase (decrease) in net assets resulting from operations	$(2,861,528)	$463,721

† Foreign taxes	$99,144	$23,142

A Includes non-recurring dividends of $30,732 for the SGA Global Growth Fund.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

21

American Beacon FundsSM

Statements of Changes in Net Assets

	Acadian Emerging Markets Managed Volatility Fund		SGA Global Growth Fund
	Six Months Ended July 31, 2018	Year Ended January 31, 2018	Six Months Ended July 31, 2018	Year Ended January 31, 2018
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$482,301	$603,982	$23,055	$(59,857)
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, and futures contracts	502,204	5,754,585	968,770	2,578,017
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	(3,846,033)	5,835,412	(528,104)	8,263,609

Net increase (decrease) in net assets resulting from operations	(2,861,528)	12,193,979	463,721	10,781,769

Distributions to shareholders:
Net investment income:
Institutional Class	-	(100,822)	-	-
Y Class	-	(480,371)	-	-
Investor Class	-	(69,880)	-	-
A Class	-	(14,170)	-	-
C Class	-	(5,253)	-	-
Net realized gain from investments:
Institutional Class	-	-	-	(465,632)
Y Class	-	-	-	(142,594)
Investor Class	-	-	-	(592,350)
A Class	-	-	-	(116,358)
C Class	-	-	-	(54,664)

Net distributions to shareholders	-	(670,496)	-	(1,371,598)

Capital share transactions (Note 11):
Proceeds from sales of shares	5,295,461	9,494,062	21,441,646	18,350,384
Reinvestment of dividends and distributions	-	655,131	-	1,357,278
Issued in reorganization	-	-	-	(4,938,231)
Cost of shares redeemed	(6,196,410)	(73,592,119)	(12,796,566)	-
Redemption fees	15,654	1,444	-	-

Net increase (decrease) in net assets from capital share transactions	(885,295)	(63,441,482)	8,645,080	14,769,431

Net increase (decrease) in net assets	(3,746,823)	(51,917,999)	9,108,801	24,179,602

Net assets:
Beginning of period	37,894,688	89,812,687	47,015,685	22,836,083

End of period *	$34,147,865	$37,894,688	$56,124,486	$47,015,685

*Includes undistributed (overdistribution of) net investment income	$434,468	$(47,833)	$24,067	$1,012

See accompanying notes

22

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of July 31, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

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American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

24

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Redemption Fees

All Classes of the Acadian Emerging Markets Managed Volatility Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of July 31, 2018, based on management’s evaluation of the shareholder account base, one account in the SGA Global Growth Fund has been identified as representing an unaffiliated significant ownership of approximately 7% of the Fund’s outstanding shares.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Acadian Asset Management LLC and Sustainable Growth Advisers, LP (“SGA”) (the “Sub-Advisors”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

Acadian Asset Management LLC

First $500 million	0.65%
Over $500 million	0.60%

Sustainable Growth Advisers, LP

First $100 million	0.45%
Next $900 million	0.40%
Over $1 billion	0.35%

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American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

The Management and Sub-Advisory Fees paid by the Funds for the period ended July 31, 2018 were as follows:

Acadian Emerging Markets Managed Volatility Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$60,605
Sub-Advisor Fees	0.63%	108,352

Total	0.98%	$168,957

SGA Global Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$85,849
Sub-Advisor Fees	0.43%	104,154

Total	0.78%	$190,003

As compensation for services provided by the Manager in connection with securities lending activities of each Fund of a Trust, a lending Fund shall pay to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers as well as related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the period ended July 31, 2018, the Manager received securities lending fees of $38 and $618 for the securities lending activities of the American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to

26

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended July 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Acadian Emerging Markets Managed Volatility	$14,003
SGA Global Growth	6,183

As of July 31, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Acadian Emerging Markets Managed Volatility	$2,408
SGA Global Growth	1,276

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended July 31, 2018, the Manager earned fees on the Funds’ direct and indirect investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Acadian Emerging Markets Managed Volatility	$408	$84	$492
SGA Global Growth	1,214	218	1,432

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended July 31, 2018, the Acadian Emerging Markets Managed Volatility Fund borrowed on average $30,034 for 2

27

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

days at an average interest rate of 2.02% with interest charges earned of $3 and the SGA Global Growth borrowed $1,420,765 for 1 day at an interest rate of 2.52% with interest charges earned of $98. This amount is included in “Interest income” on the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended July 31, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	2/1/2018 - 7/31/2018	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Acadian Emerging Markets Managed Volatility	Institutional	1.35%	$9,433	$-	2021
Acadian Emerging Markets Managed Volatility	Y	1.45%	37,022	-	2021
Acadian Emerging Markets Managed Volatility	Investor	1.73%	3,065	-	2021
Acadian Emerging Markets Managed Volatility	A	1.75%	903	-	2021
Acadian Emerging Markets Managed Volatility	C	2.50%	578	-	2021
SGA Global Growth	Institutional	0.98%	13,684	-	2021
SGA Global Growth	Y	1.08%	5,396	-	2021
SGA Global Growth	Investor	1.36%	552	-	2021
SGA Global Growth	A	1.38%	1,341	-	2021
SGA Global Growth	C	2.13%	466	-	2021

Of these amounts, $5,234 and $2,340 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at July 31, 2018 for the Acadian Emerging Markets Managed Volatility Fund and SGA Global Growth Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Acadian Emerging Markets Managed Volatility	$-	$120,326	$-	2019
Acadian Emerging Markets Managed Volatility	-	93,050	-	2020
Acadian Emerging Markets Managed Volatility	-	207,848	-	2021
SGA Global Growth	-	118,368	-	2019
SGA Global Growth	-	123,518	-	2020
SGA Global Growth	-	96,126	-	2021

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Funds’ distributor and principal underwriter of the Funds’ shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution

28

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Funds’ Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended February 28, 2018, Foreside collected $54 in sales commissions for SGA Global Growth Fund from the sale of Class A Shares. During the period March 1, 2018 through July 31, 2018, RID collected $4,848 for SGA Global Growth Fund from the sale of Class A Shares. There were no sales commissions collected for the Acadian Emerging Emerging Markets Managed Volatility Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended July 31, 2018, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended February 28, 2018, CDSC fees of $41 were collected for Class C Shares of the SGA Global Growth Fund. During the period March 1, 2018 through July 31, 2018, RID collected CDSC fees of $1,150 for Class C Shares of SGA Global Growth Fund. There were no CDSC fees collected for the Acadian Emerging Emerging Markets Managed Volatility Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Enhanced Income Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee

29

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE‘‘ or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and exchanged-traded funds (“ETFs”), are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

30

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

31

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

American Depositary Receipts and Non-Voting Depositary Receipts

American Depositary Receipts (“ADRs”) are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

32

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or Over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The Funds did not hold any illiquid securities as of the period ended July 31, 2018. Restricted securities outstanding during the period ended July 31, 2018 are disclosed in the Fund’s Notes to the Schedules of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The

33

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts, including interest rate futures contracts and futures contracts on U.S. Treasury securities, obligate the purchaser to take delivery of, or cash settle, a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

34

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Subsequent “variation margin” payments (sometimes referred to as “maintenance margin” payments) are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases or sells a futures contract, it is subject to daily, or even intraday, variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. A Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

During the period ended July 31, 2018, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required meeting strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended July 31, 2018
Acadian Emerging Markets Managed Volatility	16
SGA Global Growth	18

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Acadian Emerging Markets Managed Volatility Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of July 31, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$19,648	$19,648

The effect of financial derivative instruments on the Statements of Operations as of July 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(115,748)	$(115,748)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$6,262	$6,262

35

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

SGA Global Growth Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of July 31, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$4,541	$4,541

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(1,080)	$(1,080)

The effect of financial derivative instruments on the Statements of Operations as of July 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(78,830)	$(78,830)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(12,492)	$(12,492)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, July 31, 2018.

Acadian Emerging Markets Managed Volatility Fund

Offsetting of Financial and Derivative Assets as of July 31, 2018:
	Assets	Liabilities
Futures Contracts	$19,648	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$19,648	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(19,648)	$-

	Remaining Contractual Maturity of the Agreements As of July 31, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$89,581	$-	$-	$-	$89,581

Total Borrowings	$89,581	$-	$-	$-	$89,581

Gross amount of recognized liabilities for securities lending transactions					$89,581

36

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

SGA Global Growth Fund

Offsetting of Financial and Derivative Assets as of July 31, 2018:
	Assets	Liabilities
Futures Contracts	$4,541	$1,080

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,541	$1,080

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(4,541)	$(1,080)

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies, in securities denominated in non-U.S. currencies or by purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that traded in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of a Fund. Currency futures, forwards or options may not always work as intended, and in specific cases a Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase transaction costs. Derivatives also are subject to counterparty and credit risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by counterparty. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies.

37

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Equity Investment Risk

Equity securities are subject to investment and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

The Funds are susceptible to the risk that certain investments held by the Funds, such as structured notes and other derivative instruments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Funds could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the

38

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations

39

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a Fund’s investments in the United Kingdom and Europe.

Market Timing Risk

A Fund that invests in foreign securities is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund’s NAV, (ii) an increase in a Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high yield and foreign securities. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. If a Fund trades foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to a Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund’s shares. While the Manager monitors trading in a Fund, there is no guarantee that it can detect all market timing activities.

Other Investment Companies Risk

A Fund may invest in shares of other registered investment companies, including money market funds. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. , a Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not qualify for treatment as “qualified dividend income”.

40

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended January 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

As of July 31, 2018, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Acadian Emerging Markets Managed Volatility	$30,294,166	$4,884,989	$(1,366,263)	$3,518,726
SGA Global Growth	47,024,837	9,553,009	(657,594)	8,895,415

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

During the year January 31, 2018 the Funds did not have any capital loss carryforwards.

41

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended July 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Acadian Emerging Markets Managed Volatility	$5,168,468	$-	$5,605,488	$-
SGA Global Growth	14,567,778	-	6,849,428	-

A summary of the Funds’ transactions in the USG Select Fund for the period ended July 31, 2018 was as follows:

Fund	Type of Transaction	January 31, 2018 Shares/Fair Value	Purchases	Sales	July 31, 2018 Shares/Fair Value	Dividend Income
Acadian Emerging Markets Managed Volatility	Direct	$594,472	$7,315,814	$7,300,698	$609,588	$6,418
Acadian Emerging Markets Managed Volatility	Securities Lending	98,112	1,830,530	1,839,061	89,581	N/A
SGA Global Growth	Direct	2,508,026	23,112,262	22,381,638	3,238,650	19,470
SGA Global Growth	Securities Lending	868,249	3,810,472	4,678,721	-	N/A

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and

42

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of July 31, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Acadian Emerging Markets Managed Volatility	$86,339	$89,581	$-	$89,581

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the period ended July 31, 2018, the Funds did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	65,355	$732,333	118,476	$1,192,443
Reinvestment of dividends	-	-	9,318	100,822
Shares redeemed	(77,583)	(848,756)	(5,369,441)	(52,389,780)
Redemption fees	-	2,590	-	607

Net (decrease) in shares outstanding	(12,228)	$(113,833)	(5,241,647)	$(51,095,908)

43

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

	Y Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	389,977	$4,314,826	661,605	$6,777,368
Reinvestment of dividends	-	-	43,146	465,116
Shares redeemed	(424,962)	(4,745,957)	(1,880,829)	(18,422,329)
Redemption fees	-	11,368	-	(310)

Net (decrease) in shares outstanding	(34,985)	$(419,763)	(1,176,078)	$(11,180,155)

	Investor Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	19,008	$209,787	104,015	$1,045,237
Reinvestment of dividends	-	-	6,508	69,770
Shares redeemed	(13,910)	(154,712)	(229,184)	(2,397,931)
Redemption fees	-	1,235	-	126

Net increase (decrease) in shares outstanding	5,098	$56,310	(118,661)	$(1,282,798)

	A Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	3,486	$38,515	24,494	$259,607
Reinvestment of dividends	-	-	1,319	14,170
Shares redeemed	(34,578)	(378,743)	(8,724)	(88,067)
Redemption fees	-	258	-	1,001

Net increase (decrease) in shares outstanding	(31,092)	$(339,970)	17,089	$186,711

	C Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Acadian Emerging Markets Managed Volatility Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	22,464	$219,407
Reinvestment of dividends	-	-	495	5,253
Shares redeemed	(6,380)	(68,242)	(29,030)	(294,012)
Redemption fees	-	203	-	20

Net (decrease) in shares outstanding	(6,380)	$(68,039)	(6,071)	$(69,332)

	Institutional Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	361,261	$7,172,407	297,426	$5,174,249
Reinvestment of dividends	-	-	24,913	465,632
Shares redeemed	(20,036)	(392,938)	(40,518)	(727,410)

Net increase in shares outstanding	341,225	$6,779,469	281,821	$4,912,471

	Y Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	517,769	$10,365,339	202,621	$3,631,956
Reinvestment of dividends	–	–	7,121	132,444
Shares redeemed	(26,534)	(518,090)	(36,662)	(660,523)

Net increase in shares outstanding	491,235	$9,847,249	173,080	$3,103,877

44

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

	Investor Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	105,947	$2,040,074	338,281	$5,871,708
Reinvestment of dividends	–	–	32,263	592,350
Shares redeemed	(531,377)	(10,482,499)	(150,290)	(2,633,764)

Net increase (decrease) in shares outstanding	(425,430)	$(8,442,425)	220,254	$3,830,294

	A Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	61,798	$1,195,598	164,780	$2,822,687
Reinvestment of dividends	–	–	6,125	112,333
Shares redeemed	(40,630)	(786,631)	(45,538)	(748,714)

Net increase in shares outstanding	21,168	$408,967	125,367	$2,186,306

	C Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
SGA Global Growth Fund	Shares	Amount	Shares	Amount
Shares sold	35,318	$668,228	47,361	$849,784
Reinvestment of dividends	–	–	3,077	54,519
Shares redeemed	(33,257)	(616,408)	(10,356)	(167,820)

Net increase in shares outstanding	2,061	$51,820	40,082	$736,483

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

45

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended July 31,		Year Ended January 31,						September 27, 2013A to January 31, 2014

	2018		2018		2017	2016		2015

	(unaudited)
Net asset value, beginning of period	$11.78		$9.22		$8.36	$10.24		$9.59	$10.00

Income (loss) from investment operations:
Net investment income	0.16		0.12	B	0.13	0.04		0.13	0.02
Net gains (losses) on investments (both realized and unrealized)	(1.05)		2.65		0.90	(1.84)		0.64	(0.42)

Total income (loss) from investment operations	(0.89)		2.77		1.03	(1.80)		0.77	(0.40)

Less distributions:
Dividends from net investment income	–		(0.21)		(0.17)	(0.08)		(0.12)	(0.01)
Distributions from net realized gains	–		–		–	–		–	–
Tax return of capitalH	–		–		–	(0.00	)C	–	–

Total distributions	–		(0.21)		(0.17)	(0.08)		(0.12)	(0.01)

Redemption fees added to beneficial interestsC	0.00		0.00		0.00	0.00		0.00	0.00

Net asset value, end of period	$10.89		$11.78		$9.22	$8.36		$10.24	$9.59

Total returnD	(7.56	)%E	30.24%		12.37%	(17.58)%		8.04%	(4.05	)%E

Ratios and supplemental data:
Net assets, end of period	$5,141,938		$5,706,260		$52,787,468	$40,335,580		$13,079,558	$9,968,951
Ratios to average net assets:
Expenses, before reimbursements	1.70	%F	1.85%		1.47%	1.68%		2.26%	4.20	%F
Expenses, net of reimbursements	1.35	%F	1.35%		1.35%	1.35%		1.35%	1.35	%F
Net investment income (loss), before expense reimbursements	2.65	%F	0.74%		1.18%	1.16%		0.44%	(2.30	)%F
Net investment income, net of reimbursements	2.99	%F	1.23%		1.31%	1.49%		1.35%	0.55	%F
Portfolio turnover rate	15	%E	34%		32%	35%		22%	9	%G

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.
H	Tax return of capital is calculated based on shares outstanding at the time of distribution.

See accompanying notes

46

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended July 31,		Year Ended January 31,					September 27, 2013A to January 31, 2014

	2018		2018	2017	2016		2015

	(unaudited)
Net asset value, beginning of period	$11.73		$9.19	$8.34	$10.22		$9.59	$10.00

Income (loss) from investment operations:
Net investment income	0.15		0.13	0.11	0.14		0.04	0.01
Net gains (losses) on investments (both realized and unrealized)	(1.04)		2.62	0.91	(1.94)		0.71	(0.41)

Total income (loss) from investment operations	(0.89)		2.75	1.02	(1.80)		0.75	(0.40)

Less distributions:
Dividends from net investment income	–		(0.21)	(0.17)	(0.08)		(0.12)	(0.01)
Distributions from net realized gains	–		–	–	–		–	–
Tax return of capitalG	–		–	–	(0.00	)B	–	–

Total distributions	–		(0.21)	(0.17)	(0.08)		(0.12)	(0.01)

Redemption fees added to beneficial interestsB	0.00		0.00	0.00	0.00		0.00	0.00

Net asset value, end of period	$10.84		$11.73	$9.19	$8.34		$10.22	$9.59

Total returnC	(7.59	)%D	30.12%	12.28%	(17.64)%		7.83%	(4.05	)%D

Ratios and supplemental data:
Net assets, end of period	$25,325,491		$27,820,209	$32,606,568	$25,098,823		$4,603,907	$488,729
Ratios to average net assets:
Expenses, before reimbursements	1.74	%E	1.93%	1.55%	1.77%		2.12%	6.19	%E
Expenses, net of reimbursements	1.45	%E	1.45%	1.45%	1.45%		1.45%	1.45	%E
Net investment income (loss), before expense reimbursements	2.51	%E	1.04%	1.15%	1.23%		0.01%	(4.30	)%E
Net investment income, net of reimbursements	2.80	%E	1.52%	1.25%	1.55%		0.68%	0.44	%E
Portfolio turnover rate	15	%D	34%	32%	35%		22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.
G	Tax return of capital is calculated based on shares outstanding at the time of distribution.

See accompanying notes

47

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended July 31,		Year Ended January 31,					September 27, 2013A to January 31, 2014

	2018		2018	2017	2016		2015

	(unaudited)
Net asset value, beginning of period	$11.66		$9.16	$8.32	$10.19		$9.58	$10.00

Income (loss) from investment operations:
Net investment income	0.14		0.11	0.11	0.16		0.07	0.00	B
Net gains (losses) on investments (both realized and unrealized)	(1.04)		2.60	0.87	(1.98)		0.66	(0.41)

Total income (loss) from investment operations	(0.90)		2.71	0.98	(1.82)		0.73	(0.41)

Less distributions:
Dividends from net investment income	-		(0.21)	(0.14)	(0.05)		(0.12)	(0.01)
Distributions from net realized gains	-		-	-	-		-	-
Tax return of capitalG	-		-	-	(0.00	)B	-	-

Total distributions	-		(0.21)	(0.14)	(0.05)		(0.12)	(0.01)

Redemption fees added to beneficial interestsB	0.00		0.00	0.00	0.00		0.00	0.00

Net asset value, end of period	$10.76		$11.66	$9.16	$8.32		$10.19	$9.58

Total returnC	(7.72	)%D	29.78%	11.89%	(17.86)%		7.63%	(4.15	)%D

Ratios and supplemental data:
Net assets, end of period	$2,837,791		$3,016,153	$3,457,789	$3,933,437		$4,612,098	$1,326,164
Ratios to average net assets:
Expenses, before reimbursements	1.95	%E	2.12%	1.77%	1.98%		2.42%	5.46	%E
Expenses, net of reimbursements	1.73	%E	1.73%	1.73%	1.73%		1.73%	1.73	%E
Net investment income (loss), before expense reimbursements	2.34	%E	0.82%	0.94%	1.30%		0.12%	(3.60	)%E
Net investment income, net of reimbursements	2.55	%E	1.21%	0.98%	1.55%		0.81%	0.13	%E
Portfolio turnover rate	15	%D	34%	32%	35%		22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.
G	Tax return of capital is calculated based on shares outstanding at the time of distribution.

See accompanying notes

48

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended July 31,		Year Ended January 31,					September 27, 2013A to January 31, 2014

	2018		2018	2017	2016		2015

	(unaudited)
Net asset value, beginning of period	$11.69		$9.18	$8.34	$10.18		$9.58	$10.00

Income (loss) from investment operations:
Net investment income	0.10		0.10	0.13	0.12		0.06	0.00	B
Net gains (losses) on investments (both realized and unrealized)	(1.01)		2.62	0.85	(1.94)		0.66	(0.41)

Total income (loss) from investment operations	(0.91)		2.72	0.98	(1.82)		0.72	(0.41)

Less distributions:
Dividends from net investment income	-		(0.21)	(0.14)	(0.02)		(0.12)	(0.01)
Distributions from net realized gains	-		-	-	-		-	-
Tax return of capitalG	-		-	-	(0.00	)B	-	-

Total distributions	-		(0.21)	(0.14)	(0.02)		(0.12)	(0.01)

Redemption fees added to beneficial interestsB	0.00		0.00	0.00	0.00		0.00	0.00

Net asset value, end of period	$10.78		$11.69	$9.18	$8.34		$10.18	$9.58

Total returnC	(7.78	)%D	29.83%	11.84%	(17.90)%		7.53%	(4.15	)%D

Ratios and supplemental data:
Net assets, end of period	$447,999		$849,017	$510,236	$740,272		$3,214,591	$554,182
Ratios to average net assets:
Expenses, before reimbursements	2.04	%E	2.24%	1.90%	2.10%		2.49%	7.71	%E
Expenses, net of reimbursements	1.75	%E	1.75%	1.75%	1.75%		1.77%	1.85	%E
Net investment income (loss), before expense reimbursements	1.94	%E	0.61%	0.86%	1.08%		0.09%	(5.92	)%E
Net investment income (loss), net of reimbursements	2.23	%E	1.10%	1.01%	1.43%		0.81%	(0.07	)%E
Portfolio turnover rate	15	%D	34%	32%	35%		22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.
G	Tax return of capital is calculated based on shares outstanding at the time of distribution.

See accompanying notes

49

American Beacon Acadian Emerging Markets Managed Volatility FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31,		Year Ended January 31,					September 27, 2013A to January 31, 2014

	2018		2018	2017	2016		2015

	(unaudited)
Net asset value, beginning of period	$11.55		$9.08	$8.23	$10.10		$9.55	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.06	0.02	0.10		0.02	(0.01)
Net gains (losses) on investments (both realized and unrealized)	(1.01)		2.54	0.89	(1.97)		0.62	(0.43)

Total income (loss) from investment operations	(0.93)		2.60	0.91	(1.87)		0.64	(0.44)

Less distributions:
Dividends from net investment income	-		(0.13)	(0.06)	(0.00	)B	(0.09)	(0.01)
Distributions from net realized gains	-		-	-	-		-	-
Tax return of capitalG	-		-	-	(0.00	)B	-	-

Total distributions	-		(0.13)	(0.06)	(0.00	)B	(0.09)	(0.01)

Redemption fees added to beneficial interestsB	0.00		0.00	0.00	0.00		0.00	0.00

Net asset value, end of period	$10.62		$11.55	$9.08	$8.23		$10.10	$9.55

Total returnC	(8.05	)%D	28.71%	11.11%	(18.50)%		6.66%	(4.45	)%D

Ratios and supplemental data:
Net assets, end of period	$394,646		$503,049	$450,626	$644,705		$623,506	$148,736
Ratios to average net assets:
Expenses, before reimbursements	2.76	%E	3.00%	2.67%	2.87%		3.26%	10.04	%E
Expenses, net of reimbursements	2.50	%E	2.50%	2.50%	2.50%		2.52%	2.60	%E
Net investment income (loss), before expense reimbursements	1.41	%E	(0.01)%	0.11%	0.40%		(0.90)%	(8.13	)%E
Net investment income (loss), net of reimbursements	1.67	%E	0.49%	0.28%	0.77%		(0.16)%	(0.68	)%E
Portfolio turnover rate	15	%D	34%	32%	35%		22%	9	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from September 27, 2013 through January 31, 2014 and is not annualized.
G	Tax return of capital is calculated based on shares outstanding at the time of distribution.

See accompanying notes

50

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended July 31,		Year Ended January 31,				Four Months Ended January 31,		Year Ended September 30,

	2018		2018	2017	2016	2015	2014		2013

	(unaudited)
Net asset value, beginning of period	$20.11		$15.11	$13.79	$13.43	$13.05	$13.15		$12.04

Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.01)	0.03	0.03	0.06	0.01		(0.04	)A
Net gains on investments (both realized and unrealized)	0.14		5.65	1.84	0.56	0.72	0.15		1.36

Total income from investment operations	0.15		5.64	1.87	0.59	0.78	0.16		1.32

Less distributions:
Dividends from net investment income	-		-	-	(0.02)	(0.03)	-		-
Distributions from net realized gains	-		(0.64)	(0.55)	(0.21)	(0.37)	(0.26)		(0.21)

Total distributions	-		(0.64)	(0.55)	(0.23)	(0.40)	(0.26)		(0.21)

Net asset value, end of period	$20.26		$20.11	$15.11	$13.79	$13.43	$13.05		$13.15

Total returnB	0.75	%C	37.64%	13.66%	4.26%	5.98%	1.13	%C	11.21	%D

Ratios and supplemental data:
Net assets, end of period	$22,942,659		$15,912,971	$7,698,159	$6,219,477	$5,106,079	$4,738,199		$4,351,023
Ratios to average net assets:
Expenses, before reimbursements	1.14	%E	1.34%	2.03%	2.62%	3.82%	5.28	%E	8.00%
Expenses, net of reimbursements	0.98	%E	0.98%	0.98%	0.98%	0.98%	1.00	%E	1.75%
Net investment income (loss), before expense reimbursements	0.15	%E	(0.28)%	(0.83)%	(1.37)%	(2.41)%	(4.12	)%E	(6.56)%
Net investment income (loss), net of reimbursements	0.31	%E	0.08%	0.21%	0.27%	0.42%	0.16	%E	(0.31)%
Portfolio turnover rate	15	%C	31%	32%	39%	38%	15	%F	39%

A	The Predecessor Fund calculated the change in undistributed net investment income based on average shares outstanding during the period.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D

Total returns would have been lower had expenses not been waived or absorbed by the Predecessor Fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

E	Annualized.
F	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

51

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended July 31,		Year Ended January 31,					October 4, 2013A to January 31, 2014

	2018		2018		2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$20.01		$15.05		$13.75	$13.41	$13.05	$13.25

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.00	B	(0.03)	0.02	0.04	0.00	B
Net gains on investments (both realized and unrealized)	0.13		5.60		1.88	0.55	0.72	0.06

Total income from investment operations	0.14		5.60		1.85	0.57	0.76	0.06

Less distributions:
Dividends from net investment income	-		-		-	(0.02)	(0.03)	-
Distributions from net realized gains	-		(0.64)		(0.55)	(0.21)	(0.37)	(0.26)

Total distributions	-		(0.64)		(0.55)	(0.23)	(0.40)	(0.26)

Net asset value, end of period	$20.15		$20.01		$15.05	$13.75	$13.41	$13.05

Total returnC	0.70	%D	37.52%		13.55%	4.12%	5.83%	0.37	%D

Ratios and supplemental data:
Net assets, end of period	$15,669,876		$5,732,352		$1,706,678	$127,585	$119,680	$105,161
Ratios to average net assets:
Expenses, before reimbursements	1.22	%E	1.40%		1.88%	2.72%	3.84%	10.23	%E
Expenses, net of reimbursements	1.08	%E	1.08%		1.07%	1.08%	1.08%	1.08	%E
Net investment income (loss), before expense reimbursements	0.05	%E	(0.37)%		(0.96)%	(1.51)%	(2.44)%	(9.09	)%E
Net investment income (loss), net of reimbursements	0.19	%E	(0.04)%		(0.15)%	0.13%	0.32%	0.06	%E
Portfolio turnover rate	15	%D	31%		32%	39%	38%	15	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

52

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended July 31,		Year Ended January 31,				October 4, 2013A to January 31, 2014

	2018		2018	2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$19.75		$14.90	$13.66	$13.36	$13.03	$13.25

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.04)	0.06	(0.04)	0.01	(0.01)
Net gains on investments (both realized and unrealized)	0.17		5.53	1.73	0.57	0.72	0.05

Total income from investment operations	0.11		5.49	1.79	0.53	0.73	0.04

Less distributions:
Dividends from net investment income	-		-	-	(0.02)	(0.03)	-
Distributions from net realized gains	-		(0.64)	(0.55)	(0.21)	(0.37)	(0.26)

Total distributions	-		(0.64)	(0.55)	(0.23)	(0.40)	(0.26)

Net asset value, end of period	$19.86		$19.75	$14.90	$13.66	$13.36	$13.03

Total returnB	0.56	%C	37.16%	13.20%	3.84%	5.60%	0.22	%C

Ratios and supplemental data:
Net assets, end of period	$11,131,939		$19,473,640	$11,414,261	$421,630	$108,458	$106,990
Ratios to average net assets:
Expenses, before reimbursements	1.37	%D	1.57%	2.05%	3.08%	5.28%	10.37	%D
Expenses, net of reimbursements	1.36	%D	1.36%	1.34%	1.36%	1.36%	1.36	%D
Net investment (loss), before expense reimbursements	(0.03	)%D	(0.50)%	(1.14)%	(2.04)%	(3.88)%	(9.22	)%D
Net investment income (loss), net of reimbursements	(0.02	)%D	(0.29)%	(0.43)%	(0.32)%	0.05%	(0.22	)%D
Portfolio turnover rate	15	%C	31%	32%	39%	38%	15	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

53

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended July 31,		Year Ended January 31,					October 4, 2013A to January 31, 2014

	2018		2018	2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$19.72		$14.89	$13.65	$13.35	$13.03		$13.25

Income (loss) from investment operations:
Net investment income (loss)	0.00	B	(0.02)	0.03	(0.03)	0.00	B	0.00	B
Net gains on investments (both realized and unrealized)	0.11		5.49	1.76	0.56	0.72		0.04

Total income from investment operations	0.11		5.47	1.79	0.53	0.72		0.04

Less distributions:
Dividends from net investment income	-		-	-	(0.02)	(0.03)		-
Distributions from net realized gains	-		(0.64)	(0.55)	(0.21)	(0.37)		(0.26)

Total distributions	-		(0.64)	(0.55)	(0.23)	(0.40)		(0.26)

Net asset value, end of period	$19.83		$19.72	$14.89	$13.65	$13.35		$13.03

Total returnC	0.56	%D	37.05%	13.21%	3.84%	5.53%		0.22	%D

Ratios and supplemental data:
Net assets, end of period	$4,275,541		$3,835,023	$1,028,223	$345,107	$434,636		$362,595
Ratios to average net assets:
Expenses, before reimbursements	1.45	%E	1.72%	2.33%	3.05%	4.19%		8.22	%E
Expenses, net of reimbursements	1.38	%E	1.38%	1.38%	1.38%	1.42%		1.48	%E
Net investment (loss), before expense reimbursements	(0.14	)%E	(0.77)%	(1.22)%	(1.90)%	(2.78)%		(6.91	)%E
Net investment (loss), net of reimbursements	(0.07	)%E	(0.43)%	(0.27)%	(0.22)%	(0.01)%		(0.17	)%E
Portfolio turnover rate	15	%D	31%	32%	39%	38%		15	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

54

American Beacon SGA Global Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31,		Year Ended January 31,				October 4, 2013A to January 31, 2014

	2018		2018	2017	2016	2015

	(unaudited)
Net asset value, beginning of period	$19.04		$14.50	$13.40	$13.21	$13.00	$13.25

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.04)	0.05	(0.12)	(0.05)	(0.04)
Net gains on investments (both realized and unrealized)	0.10		5.22	1.60	0.54	0.66	0.05

Total income from investment operations	0.03		5.18	1.65	0.42	0.61	0.01

Less distributions:
Dividends from net investment income	-		-	-	(0.02)	(0.03)	-
Distributions from net realized gains	-		(0.64)	(0.55)	(0.21)	(0.37)	(0.26)

Total distributions	-		(0.64)	(0.55)	(0.23)	(0.40)	(0.26)

Net asset value, end of period	$19.07		$19.04	$14.50	$13.40	$13.21	$13.00

Total returnB	0.16	%C	36.04%	12.41%	3.04%	4.69%	(0.01	)%C

Ratios and supplemental data:
Net assets, end of period	$2,104,471		$2,061,699	$988,762	$410,331	$393,478	$109,489
Ratios to average net assets:
Expenses, before reimbursements	2.18	%D	2.47%	3.08%	3.76%	4.77%	11.36	%D
Expenses, net of reimbursements	2.13	%D	2.13%	2.12%	2.13%	2.16%	2.23	%D
Net investment (loss), before expense reimbursements	(0.87	)%D	(1.42)%	(1.95)%	(2.51)%	(3.41)%	(10.22	)%D
Net investment (loss), net of reimbursements	(0.82	)%D	(1.08)%	(1.00)%	(0.89)%	(0.80)%	(1.09	)%D
Portfolio turnover rate	15	%C	31%	32%	39%	38%	15	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from October 1, 2013 through January 31, 2014 and is not annualized.

See accompanying notes

55

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Acadian Emerging Markets Managed Volatility Fund (“Acadian Fund”) and the American Beacon SGA Global Growth Fund (“SGA Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, Acadian Asset Management LLC (“Acadian”), and the Trust, on behalf of the Acadian Fund; and

(3) the Investment Advisory Agreement among the Manager, Sustainable Growth Advisers, LP (“SGA”), and the Trust, on behalf of the SGA Fund.

Acadian and SGA are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•

comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense limitation arrangements;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Funds as a result of their relationship, if any;

•

information regarding administrative, accounting-related, cash management and securities lending services that the Manager provides to the Funds and the fees that the Manager receives for such services; and

56

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationships with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

57

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

With respect to the renewal of each Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of the relevant Fund relative to the performance of a composite of similar accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Funds that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by each subadvisor that the fee rate negotiated by the Manager is favorable relative to the fee rates that the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

58

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints with respect to each Fund’s subadvisory fee rate.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that SGA benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of manager skill.

The expense comparisons below were made in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered each Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

59

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Acadian Emerging Markets Managed Volatility Fund

In considering the renewal of the Management Agreement and Investment Advisory Agreement with Acadian for the Acadian Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	5th Quintile
Compared to Morningstar Category	5th Quintile

The Trustees also considered: (1) management’s explanation that Acadian’s defensive investment process is designed to construct a portfolio of securities that exhibit less volatility than is typical of emerging markets, and that the Fund is likely to underperform when emerging markets are less volatile; (2) management’s representation regarding the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance as none of the funds in the Fund’s Broadridge expense group, expense universe or performance universe or Morningstar category pursue a comparable investment strategy; (3) information provided by Acadian regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the Fund; and (4) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management Agreement and Investment Advisory Agreement are fair and reasonable; and (2) determined that the Acadian Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

Additional Considerations and Conclusions with Respect to the American Beacon SGA Global Growth Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with SGA for the SGA Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

The Trustees also considered: (1) information provided by SGA regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the Fund; (2) that the Fund acquired all of the assets of the SGA Global Growth Fund (the “Acquired Fund”), a series of the Investment Managers Series Trust, on October 7, 2013, and that the Fund’s performance prior to that date is that of the Acquired Fund; and (3) the Manager’s recommendation to continue to retain the subadvisor.

60

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management Agreement and Investment Advisory Agreement are fair and reasonable; and (2) determined that the SGA Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

Approval of New Investment Advisory Agreement for American Beacon SGA Global Growth Fund

At its June 5-6, 2018 meetings, the Board considered the approval of a new investment advisory agreement among the Manager, SGA, and the Trust, on behalf of the SGA Fund (“New Agreement”). The Board was advised that SGA was expected to undergo a change of control on or about June 30, 2018, and that the change in control would result in an assignment and the automatic termination of the existing Investment Advisory Agreement among the Manager, SGA and the Trust, on behalf of the SGA Fund (“Existing Agreement”).

Prior to the June 5-6, 2018 meetings, information was provided to the Board by SGA and the Manager regarding the change of control and the New Agreement. In addition, information was provided to the Board by SGA and the Manger prior to the Board’s May 18, 2018 and June 5-6, 2018 meetings in connection with the Board’s review of the Existing Agreement. In connection with its consideration of the New Agreement, the Board considered that the New Agreement would contain the same terms and conditions as the Existing Agreement and that the services provided by SGA to the SGA Fund and the fee rate paid by the SGA Fund to SGA would remain unchanged. The Board also considered that the individuals who currently provide portfolio management services to the SGA Fund would remain the same after the change in control. Therefore, the Board considered certain information provided in connection with its review of the Existing Agreement in determining whether to approve the New Agreement.

Based on the foregoing considerations, the Board, including a majority of Trustees who are not “interested persons” of the SGA Fund, the Manager or SGA, as that term is defined in the Investment Company Act of 1940, as amended, concluded that the approval of the New Agreement was in the best interests of the SGA Fund and approved the New Agreement.

61

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the American Beacon Acadian Emerging Markets Managed Volatility Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter. A complete schedule of the American Beacon SGA Global Growth Fund’s portfolio holdings is also available on the website approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Acadian Emerging Markets Managed Volatility Fund and American Beacon SGA Global Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 7/18

American Beacon®
FUNDS

2018 SEMI-ANNUAL REPORT

July 31, 2018

GROSVENOR LONG/SHORT FUND

NUMERIC INTEGRATED ALPHA FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

GROSVENOR LONG/SHORT FUND

Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks and in some cases the addition of financial leverage, which can magnify these risks. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale.

NUMERIC INTEGRATED ALPHA FUND

Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale. Investing in derivative instruments involves liquidity, credit, interest rate and market risks and in some cases the addition of financial leverage, which can magnify these risks. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Investing in small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of the Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	July 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals:

Institutional wisdom + earned alpha = enduring value.

▶  We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶  We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶

We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

During periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

American Beacon Grosvenor Long/Short FundSM

Performance Overview

July 31, 2018 (Unaudited)

The Investor Class of the American Beacon Grosvenor Long/Short Fund (the “Fund”) returned -3.58% for the six-month period ending July 31, 2018. The Fund underperformed the MSCI World Index (the “Index”) return of -1.63% for the same period.

Total Returns for the Period ended July 31, 2018
	Ticker	6 Months*	1 Year	Since Inception 10/1/2015
Institutional Class (1,4)	GVRIX	(3.37)%	5.77%	6.70%
Y Class (1,4)	GVRYX	(3.38)%	5.68%	6.61%
Investor Class (1,4)	GVRPX	(3.58)%	5.34%	6.28%
A without Sales Charge (1,4)	GSVAX	(3.50)%	5.34%	6.28%
A with Sales Charge (1,4)	GSVAX	(9.04)%	(0.68)%	4.08%
C without Sales Charge (1,4)	GVRCX	(3.93)%	4.45%	5.46%
C with Sales Charge (1,4)	GVRCX	(4.93)%	3.45%	5.46%
Ultra Class (1,2,4)	GVRUX	(3.28)%	5.86%	6.74%

MSCI World Index (3)		(1.63)%	11.88%	13.52%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

Fund performance for the periods represent the returns achieved by the Institutional Class from 10/1/15 through 11/14/17, the inception date of the Ultra Class, and the returns of the Ultra Class since its inception. Expenses of the Ultra Class are lower than the Institutional Class. As a result, total returns shown may be lower than they would have been had the Ultra Class been in existence since 10/1/15. A portion of the fees charged to the Ultra Class of the Fund has been waived since class inception. Performance prior to waiving fees was lower than actual returns shown.

3.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C and Ultra Class shares were 4.29%, 4.76%, 5.02%, 5.06%, 5.80%, and 4.33%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the period, three out of five sub-advisers in the Fund generated negative performance. Losses were driven by long positions in the portfolio during the period, with short positions and hedges mitigating losses.

A source of detraction included exposure to the consumer, industrials and energy sectors. The Fund also experienced losses during the steep equity market sell-off early in the period that occurred in conjunction with inflation fears and historically high valuation levels. Additionally, idiosyncratic developments in residential real estate companies and consumer home positions resulted in some negative performance.

The Fund’s lead sub-advisor, Grosvenor Capital Management, continues to implement its thorough due-diligence process that addresses Investment Strategy & Research, Risk Management, and Operational Effectiveness among the Fund’s sub-advisors. These efforts, and the Fund’s investment process, have remained consistent since its inception.

American Beacon Grosvenor Long/Short FundSM

Performance Overview

July 31, 2018 (Unaudited)

Top 10 Long Exposures (% Net Assets)
LKQ Corp.	1.5
FirstEnergy Corp.	1.5
Fortune Brands Home & Security, Inc.	1.4
Teck Resources Ltd.	1.3
Exelon Corp.	1.2
Marriott International, Inc.	1.2
Restaurant Brands International, Inc.	1.2
Alphabet, Inc.	1.2
SS&C Technologies Holdings, Inc.	1.2
Masco Corp.	1.2

Top 10 Short Exposures (% Net Assets)
Utilities Select Sector SPDR Fund	(1.2)
Consumer Discretionary Select Sector SPDR Fund	(1.0)
Vanguard Total International Bond ETF	(1.0)
Health Care Select Sector SPDR Fund	(0.7)
Technology Select Sector SPDR Fund	(0.6)
SPDR S&P Retail ETF	(0.5)
Consumer Staples Select Sector SPDR Fund	(0.5)
SPDR S&P 500 ETF Trust	(0.5)
iShares Russell 2000 ETF	(0.5)
Public Service Enterprise Group, Inc.	(0.5)

Net Sector Exposures (% Investments)
Consumer Discretionary	29.3
Financials	22.7
Information Technology	20.1
Industrials	15.4
Utilities	9.7
Materials	8.0
Energy	4.1
Consumer Staples	2.3
Health Care	1.7
Investment Companies	1.6
Real Estate	1.4
Telecommunication Services	1.2
Exchange-Traded Instruments	(17.5)

Fund Level Exposure (% Net Assets)	Fund
Net Exposure	56.3
Gross Exposure	108.3
Long Exposure	82.3
Short Exposure	26.0

American Beacon Numeric Integrated Alpha FundSM

Performance Overview

July 31, 2018 (Unaudited)

The Investor Class of the American Beacon Numeric Integrated Alpha Fund (the “Fund”) returned -2.71% for the six months ended July 31, 2018. The Fund underperformed the ICE BofA/ML 3-Month Treasury Bill Index (the “Index”) return of 0.85% for the period.

Total Returns for the Period ended July 31, 2018
	Ticker	6 Months*	1 Year	Since Inception 11/1/2016
Institutional Class (1,3)	NIAIX	(2.59)%	(1.90)%	(0.47)%
Y Class (1,3)	NIAYX	(2.60)%	(1.93)%	(0.49)%
Investor Class (1,3)	NIAPX	(2.71)%	(2.21)%	(0.76)%
Ultra Class (1,3)	NIAUX	(2.50)%	(1.71)%	(0.25)%

ICE BofAML 3-Month Treasury Bill Index (2)		0.85%	1.43%	1.08%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.

The ICE BofAML 3-Month Treasury Bill Index is designed to measure the total return on cash, including price and interest income, based on short-term government Treasury bills of about 90-day maturity. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, and Ultra Class shares were 6.17%, 6.27%, 6.55%, and 6.07%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Within the Fund, the Core Market Neutral strategy was the largest detractor from returns during the period. This strategy develops a market-neutral, long-short equity portfolio that seeks to identify mispriced securities caused by valuation discrepancies, investor sentiment, seasonal trends and other events that cause equity prices to fluctuate around fundamental valuations. Industry-specific models are also employed within various regions and sectors; thus, the primary detractors over the period were the U.S. region and Consumer Discretionary components. Conversely, the UK region contributed positively, as did the Energy and Consumer Staples sectors which added slightly to performance.

The Fund’s Dynamic Beta component also detracted from returns during the period. This strategy uses global equity index and U.S. Treasury futures to add long exposure to the Fund when the models identify opportunity. During this period, exposure to EAFE and Emerging Market equities hurt performance.

The Country Timing component was negative for the period. This is a market-neutral strategy utilizing Country ETFs to combine traditional value and momentum signals with top-down fundamentals. The Fund seeks to benefit when prices revert back to more appropriate levels.

Looking forward, the Fund’s sub-advisor will continue to implement its systematic investment process utilizing a fundamental approach that combines a diversified set of uncorrelated quantitative strategies. This investment process has remained consistent since the Fund’s inception.

American Beacon Numeric Integrated Alpha FundSM

Performance Overview

July 31, 2018 (Unaudited)

Top Ten Long Exposures (% Net Assets)
Health Care Select Sector SPDR Fund		2.0
Technology Select Sector SPDR Fund		1.9
Forest City Realty Trust, Inc., Class A		1.4
Assured Guaranty Ltd.		1.4
Atkore International Group, Inc.		1.3
QTS Realty Trust, Inc., Class A		1.3
Equinix, Inc., REIT		1.3
Simon Property Group, Inc.		1.3
Citrix Systems, Inc.		1.2
Equity LifeStyle Properties, Inc.		1.2

Total Fund Holdings	270

Top Ten Short Exposures (% Net Assets)
Industrial Select Sector SPDR Fund		(2.0)
Duke Realty Corp.		(1.3)
Tesla, Inc.		(1.3)
Adient PLC		(1.3)
Baker Hughes a GE Co.		(1.3)
Sabra Health Care REIT, Inc.		(1.2)
Southern Co.		(1.2)
Utilities Select Sector SPDR Fund		(1.2)
Seritage Growth Properties		(1.2)
Omega Healthcare Investors, Inc.		(1.2)

Total Fund Holdings	161

Sector Exposure (% Equities)	Portfolio Long	Portfolio Short
Real Estate	13.2	(14.6)
Consumer Discretionary	12.2	(13.5)
Exchange-Traded Instruments	8.0	(8.3)
Information Technology	7.7	(5.3)
Industrials	6.5	(3.4)
Financials	3.6	(2.4)
Health Care	3.5	(1.7)
Consumer Staples	2.5	(0.9)
Utilities	2.2	(2.4)
Materials	2.1	(0.5)
Energy	2.0	(2.9)
Telecommunication Services	0.7	(0.1)

American Beacon FundsSM

Expense Example

July 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from February 1, 2018 through July 31, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

July 31, 2018 (Unaudited)

Grosvenor Long/Short Fund
	Beginning Account Value 2/1/2018	Ending Account Value 7/31/2018	Expenses Paid During Period 2/1/2018-7/31/2018*
Institutional Class
Actual	$1,000.00	$966.30	$18.04
Hypothetical**	$1,000.00	$1,006.40	$18.41
Y Class
Actual	$1,000.00	$967.10	$18.53
Hypothetical**	$1,000.00	$1,006.00	$18.90
Investor Class
Actual	$1,000.00	$965.00	$20.07
Hypothetical**	$1,000.00	$1,004.40	$20.48
A Class
Actual	$1,000.00	$965.00	$19.98
Hypothetical**	$1,000.00	$1,004.50	$20.38
C Class
Actual	$1,000.00	$960.70	$23.58
Hypothetical**	$1,000.00	$1,000.70	$24.06
Ultra Class
Actual	$1,000.00	$967.20	$17.51
Hypothetical**	$1,000.00	$1,007.00	$17.86

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 3.70%, 3.80%, 4.12%, 4.10%, 4.85%, and 3.59% for the Institutional, Y, Investor, A, C, and Ultra Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Numeric Integrated Alpha Fund
	Beginning Account Value 2/1/2018	Ending Account Value 7/31/2018	Expenses Paid During Period 2/1/2018-7/31/2018*
Institutional Class
Actual	$1,000.00	$974.10	$23.74
Hypothetical**	$1,000.00	$1,000.70	$24.06
Y Class
Actual	$1,000.00	$974.00	$24.23
Hypothetical**	$1,000.00	$1,000.20	$24.55
Investor Class
Actual	$1,000.00	$972.90	$25.58
Hypothetical**	$1,000.00	$998.90	$25.92
Ultra Class
Actual	$1,000.00	$975.00	$23.36
Hypothetical**	$1,000.00	$1,001.10	$23.67

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 4.85%, 4.95%, 5.23%, and 4.77% for the Institutional, Y, Investor, and Ultra Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

SECURITIES HELD LONG
COMMON STOCKS - 80.68%
Consumer Discretionary - 18.75%
Auto Components - 0.17%
Mountain Commerce Bancorp, Inc.A	1,722	$33,699

Automobiles - 0.20%
Harley-Davidson, Inc.	202	8,664
Thor Industries, Inc.	321	30,447

		39,111

Distributors - 1.53%
LKQ Corp.A	8,929	299,300

Hotels, Restaurants & Leisure - 8.01%
Caesars Entertainment Corp.A	17,542	198,225
Carnival Corp.	2,014	119,309
Jack in the Box, Inc.	245	20,639
Marriott International, Inc., Class A	1,886	241,106
Melco Resorts & Entertainment Ltd., ADR	4,334	112,077
Norwegian Cruise Line Holdings Ltd.A	764	38,223
Red Robin Gourmet Burgers, Inc.A	147	6,953
Restaurant Brands International, Inc.	3,756	237,116
Royal Caribbean Cruises Ltd.	782	88,178
SeaWorld Entertainment, Inc.A	3,904	83,155
Starbucks Corp.	283	14,826
Wyndham Destinations, Inc.	1,150	53,038
Wyndham Hotels & Resorts, Inc.	3,849	223,242
Yum China Holdings, Inc.	406	14,649
Yum! Brands, Inc.	1,422	112,751

		1,563,487

Household Durables - 1.61%
Century Communities, Inc.A	968	29,524
DR Horton, Inc.	102	4,457
Lennar Corp., Class A	572	29,898
M/I Homes, Inc.A	1,318	34,083
Mohawk Industries, Inc.A	1,007	189,679
Taylor Morrison Home Corp., Class AA	1,418	27,694

		315,335

Internet & Direct Marketing Retail - 1.08%
Amazon.com, Inc.A	93	165,302
Booking Holdings, Inc.A	14	28,402
JD.com, Inc., ADRA	478	17,141

		210,845

Leisure Products - 0.91%
Brunswick Corp.	2,779	178,690

Media - 2.67%
CBS Corp., Class B, NVDR	3,897	205,255
Liberty Media Corp–Liberty SiriusXM, Tracking Stock, Class AA B	3,886	183,186
Liberty Media Corp–Liberty SiriusXM, Tracking Stock, Class CA B	908	42,885
Tribune Media Co., Class A	1,989	67,328
Viacom, Inc., Class B	782	22,717

		521,371

Multiline Retail - 0.85%
Dollar Tree, Inc.A	484	44,180

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 80.68% (continued)
Consumer Discretionary - 18.75% (continued)
Multiline Retail - 0.85% (continued)
JC Penney Co., Inc.A	5,281	$12,938
Macy’s, Inc.	1,591	63,210
Nordstrom, Inc.	444	23,270
Target Corp.	266	21,461

		165,059

Specialty Retail - 1.07%
At Home Group, Inc.A	401	14,544
Camping World Holdings, Inc., Class A	336	7,449
Gap, Inc.	1,315	39,674
Hudson Ltd., Class AA	1,915	32,364
Industria de Diseno Textil S.A.C	324	10,620
MarineMax, Inc.A	3,934	73,762
Ulta Salon Cosmetics & Fragrance, Inc.A	121	29,571

		207,984

Textiles, Apparel & Luxury Goods - 0.65%
Lululemon Athletica, Inc.A	102	12,235
Moncler SpAC	182	8,024
Puma SEC	170	85,255
Swatch Group AGC	49	22,011

		127,525

Total Consumer Discretionary		3,662,406

Consumer Staples - 1.90%
Beverages - 0.68%
Anheuser-Busch InBev S.A., Sponsored ADR	291	29,601
Coca-Cola Co.	637	29,703
Constellation Brands, Inc., Class A	351	73,791

		133,095

Food & Staples Retailing - 0.18%
Koninklijke Ahold Delhaize N.V.C	800	20,328
Kroger Co.	502	14,558

		34,886

Food Products - 0.47%
Mondelez International, Inc., Class A	2,119	91,922

Household Products - 0.57%
Procter & Gamble Co.	1,379	111,533

Total Consumer Staples		371,436

Energy - 2.31%
Oil, Gas & Consumable Fuels - 2.31%
China Petroleum & Chemical Corp., Class HC	59,167	56,823
Hess Corp.	2,037	133,688
Kinder Morgan, Inc.	2,162	38,440
Kunlun Energy Co., Ltd.C	92,488	80,074
Newfield Exploration Co.A	1,325	38,054
PetroChina Co., Ltd., Class HC	40,950	31,068
Tellurian, Inc.A	4,361	34,060
YPF S.A., Sponsored ADR	2,296	38,114

		450,321

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 80.68% (continued)
Financials - 18.14%
Banks - 10.37%
1st Capital BankA	2,265	$41,336
American Business BankA	2,775	111,000
American River Bankshares	2,042	31,957
American Riviera BankA	2,244	42,636
Bank Leumi Le-Israel BMC	2,607	16,334
Bank of Commerce Holdings	1,923	24,037
Bank of Ireland Group PLCC	6,269	53,773
Bank of the James Financial Group, Inc.	3,536	57,460
Bridge Bancorp, Inc.	3,696	132,317
Carter Bank & TrustA	848	15,306
Chemung Financial Corp.	422	18,973
Citigroup, Inc.	765	54,996
Citizens Financial Group, Inc.	818	32,540
Codorus Valley Bancorp, Inc.	1,123	35,071
Commerce West Bank	1,605	41,730
Community Financial Corp.	293	10,188
CYBG PLCC	12,750	57,816
Delmarva Bancshares, Inc.A	1,704	13,973
DNB Financial Corp.	922	31,071
Eagle Financial Services, Inc.	259	9,531
Embassy Bancorp, Inc.	496	8,482
ENB Financial Corp.	98	3,533
Esquire Financial Holdings, Inc.A	517	13,204
Exchange Bank	145	27,115
Farmers & Merchants Bank of Long Beach	7	58,100
First Northern Community BancorpA	2,518	34,622
Highlands Bankshares, Inc.A	1,314	9,632
Hilltop Holdings, Inc.	3,465	72,072
IBERIABANK Corp.	561	46,619
Israel Discount Bank Ltd., Class AC	6,137	19,408
Live Oak Bancshares, Inc.	2,540	72,263
Meridian BankA	2,438	42,446
Metro Bank PLCA C	2,614	109,871
Metropolitan Bank Holding Corp.A	348	17,101
MidSouth Bancorp, Inc.	3,901	55,199
MidWestOne Financial Group, Inc.	275	8,844
Pacific City Financial Corp.	2,148	38,664
Parke Bancorp, Inc.	658	15,529
Peapack Gladstone Financial Corp.	977	32,124
Pinnacle Financial Partners, Inc.	839	52,437
Premier Financial Bancorp, Inc.	556	10,570
Private Bancorp of America, Inc.A	417	10,759
Royal Bank of Scotland Group PLCC	5,294	17,724
Santa Cruz County Bank	11	578
Seacoast Commerce Banc Holdings	1,185	24,008
Shore Bancshares, Inc.	1,316	25,425
Signature Bank	603	66,155
SouthCrest Financial Group, Inc.	950	10,355
State Bank Corp.	341	5,149
Stewardship Financial Corp.	2,051	22,151
Tri City Bankshares Corp.	1,542	33,770
UniCredit SpAC	7,260	128,347
Virginia National Bankshares Corp.	93	4,213
WTB Financial Corp., Class B	206	79,413
Zions Bancorp	317	16,389

		2,024,316

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 80.68% (continued)
Financials - 18.14% (continued)
Capital Markets - 1.91%
Amundi S.A.C D	1,206	$83,219
CBOE Global Markets, Inc.	1,764	171,337
S&P Global, Inc.	591	118,460

		373,016

Consumer Finance - 2.51%
Ally Financial, Inc.	6,680	178,757
OneMain Holdings, Inc.A	5,594	186,000
Regional Management Corp.A	3,762	124,786

		489,543

Insurance - 0.54%
Progressive Corp.	1,758	105,497

Thrifts & Mortgage Finance - 2.81%
Charter Court Financial Services Group PLCA C D	10,662	47,423
Equitable Group, Inc.	1,108	53,660
Flagstar Bancorp, Inc.A	2,162	73,616
Home Capital Group, Inc.A	6,089	71,616
Luther Burbank Corp.	5,763	62,702
OneSavings Bank PLCC	7,887	44,985
OP BancorpA	3,122	39,431
PennyMac Financial Services, Inc., Class AA	4,129	79,070
Sterling Bancorp, Inc.	6,014	77,100

		549,603

Total Financials		3,541,975

Health Care - 1.03%
Health Care Providers & Services - 0.67%
Cigna Corp.	398	71,409
Universal Health Services, Inc., Class B	491	59,951

		131,360

Pharmaceuticals - 0.36%
Pfizer, Inc.	1,770	70,676

Total Health Care		202,036

Industrials - 10.77%
Aerospace & Defense - 1.32%
Boeing Co.	172	61,284
Meggitt PLCC	7,080	52,945
TransDigm Group, Inc.	385	144,583

		258,812

Airlines - 0.72%
Deutsche Lufthansa AGC	128	3,591
Southwest Airlines Co.	1,760	102,362
United Continental Holdings, Inc.A	433	34,813

		140,766

Building Products - 2.65%
Builders FirstSource, Inc.A	866	15,527
Fortune Brands Home & Security, Inc.	4,688	271,904
Masco Corp.	5,715	230,486

		517,917

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 80.68% (continued)
Industrials - 10.77% (continued)
Commercial Services & Supplies - 0.67%
Advanced Disposal Services, Inc.A	3,159	$77,712
Waste Connections, Inc.	684	53,085

		130,797

Construction & Engineering - 0.12%
Beijing Urban Construction Design & Development Group Co., Ltd., Class HC D	51,610	23,407

Electrical Equipment - 1.02%
Bloom Energy Corp., Class AA	1,653	38,101
Enphase Energy, Inc.A	9,159	54,496
Melrose Industries PLCC	37,313	105,791

		198,388

Industrial Conglomerates - 0.44%
Siemens AGC	612	86,402

Machinery - 2.12%
Chart Industries, Inc.A	798	62,316
China Conch Venture Holdings Ltd.C	17,915	67,501
CIMC Enric Holdings Ltd.C	7,890	7,209
Middleby Corp.A	1,391	142,550
Navistar International Corp.A	2,419	104,186
Stanley Black & Decker, Inc.	207	30,940

		414,702

Marine - 0.12%
AP Moller – Maersk A/S, Class BC	11	15,813
Star Bulk Carriers Corp.A	523	7,003

		22,816

Road & Rail - 0.59%
Norfolk Southern Corp.	280	47,320
Union Pacific Corp.	449	67,301

		114,621

Trading Companies & Distributors - 1.00%
AerCap Holdings N.V.A	1,342	75,326
Air Lease Corp.	1,980	87,041
BOC Aviation Ltd.C D	5,147	32,391

		194,758

Total Industrials		2,103,386

Information Technology - 11.97%
Communications Equipment - 0.62%
Palo Alto Networks, Inc.A	611	121,137

		121,137

Electronic Equipment, Instruments & Components - 0.24%
Landis+Gyr Group AGA C	736	47,003

Internet Software & Services - 3.42%
Alibaba Group Holding Ltd., Sponsored ADRA	20	3,745
Alphabet, Inc., Class AA	193	236,853
Five9, Inc.A	1,883	60,068
GrubHub, Inc.A	92	11,214

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 80.68% (continued)
Information Technology - 11.97% (continued)
Internet Software & Services - 3.42% (continued)
Hortonworks, Inc.A	3,881	$67,607
Spotify Technology S.A.A	874	159,793
Twitter, Inc.A	4,014	127,926

		667,206

IT Services - 3.59%
Mastercard, Inc., Class A	481	95,238
Pagseguro Digital Ltd., Class AA	2,037	54,836
PayPal Holdings, Inc.A	2,761	226,789
Visa, Inc., Class A	818	111,853
Worldpay, Inc., Class AA	2,597	213,447

		702,163

Software - 3.71%
CDK Global, Inc.	2,431	151,816
LINE Corp., Sponsored ADRA	2,946	128,210
Microsoft Corp.	847	89,850
Red Hat, Inc.A	616	86,998
ServiceNow, Inc.A	175	30,793
SS&C Technologies Holdings, Inc.	4,461	236,745

		724,412

Technology Hardware, Storage & Peripherals - 0.39%
Apple, Inc.	248	47,192
NetApp, Inc.	374	28,992

		76,184

Total Information Technology		2,338,105

Materials - 5.02%
Chemicals - 1.19%
Mosaic Co.	877	26,406
Sherwin-Williams Co.	467	205,821

		232,227

Construction Materials - 0.40%
Buzzi Unicem SpAC	582	12,822
Forterra, Inc.A	4,857	43,956
Loma Negra Cia Industrial Argentina S.A., Sponsored ADRA	1,925	21,637

		78,415

Containers & Packaging - 0.11%
Ball Corp.	577	22,486

Metals & Mining - 2.99%
China Molybdenum Co., Ltd., Class HC	27,546	14,029
First Quantum Minerals Ltd.	9,280	144,745
Southern Copper Corp.	1,043	51,482
Teck Resources Ltd., Class B	9,511	247,571
thyssenkrupp AGC	1,998	53,265
Warrior Met Coal, Inc.	2,802	72,488

		583,580

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 80.68% (continued)
Materials - 5.02% (continued)
Paper & Forest Products - 0.33%
Canfor Corp.A	2,171	$47,597
West Fraser Timber Co., Ltd.	268	16,647

		64,244

Total Materials		980,952

Real Estate - 0.97%
Real Estate Management & Development - 0.97%
Realogy Holdings Corp.	8,688	190,007

Total Real Estate		190,007

Telecommunication Services - 0.68%
Diversified Telecommunication Services - 0.14%
China Unicom Hong Kong Ltd.C	21,416	26,456

Wireless Telecommunication Services - 0.54%
TIM Participacoes S.A., ADRA	3,148	51,690
XL Axiata Tbk PTA C	282,937	54,034

		105,724

Total Telecommunication Services		132,180

Utilities - 9.14%
Electric Utilities - 6.45%
Alliant Energy Corp.	1,162	49,931
Avangrid, Inc.	3,580	179,215
Edison International	2,066	137,658
El Paso Electric Co.	445	27,723
Exelon Corp.	5,720	243,100
FirstEnergy Corp.	8,157	289,003
Pampa Energia S.A., Sponsored ADRA	669	28,198
PG&E Corp.	2,084	89,779
Portland General Electric Co.	1,192	54,069
PPL Corp.	5,595	160,968

		1,259,644

Gas Utilities - 0.64%
Beijing Enterprises Holdings Ltd.C	4,890	23,809
China Resources Gas Group Ltd.C	11,260	53,434
ENN Energy Holdings Ltd.C	4,663	47,508

		124,751

Independent Power & Renewable Electricity Producers - 1.00%
AES Corp.	9,728	129,966
NRG Energy, Inc.	731	23,151
Vistra Energy Corp.A	1,827	41,290

		194,407

Multi-Utilities - 0.63%
RWE AGC	4,727	124,022

		124,022

Water Utilities - 0.42%
Beijing Enterprises Water Group Ltd.A C	99,976	54,675
Guangdong Investment Ltd.C	16,417	28,276

		82,951

Total Utilities		1,785,775

Total Common Stocks (Cost $14,933,622)		15,758,579

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

INVESTMENT COMPANIES - 0.92% (Cost $149,273)
Closed-End Funds - 0.92%
Altaba, Inc.A	2,435	$178,851

EXCHANGE-TRADED INSTRUMENTS - 0.69% (Cost $130,728)
Exchange-Traded Funds - 0.69%
iShares China Large-Cap ETF	3,083	134,480

SHORT-TERM INVESTMENTS - 5.52% (Cost $1,079,034)
Investment Companies - 5.52%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%E F	1,079,034	1,079,034

TOTAL SECURITIES HELD LONG (Cost $16,292,657)		17,150,944

SECURITIES HELD SHORT
COMMON STOCKS - (15.49%)
Consumer Discretionary - (2.29%)
Auto Components - (0.01%)
BorgWarner, Inc.	(19)	(875)
Delphi Technologies PLC	(19)	(858)
Faurecia S.A.C	(11)	(747)

		(2,480)

Automobiles - (0.42%)
Ferrari N.V.	(186)	(24,667)
Ford Motor Co.	(1,455)	(14,608)
Tesla, Inc.A	(140)	(41,740)

		(81,015)

Diversified Consumer Services - (0.04%)
Sotheby’sA	(125)	(6,639)

Hotels, Restaurants & Leisure - (0.19%)
Hilton Hotels Corp.	(92)	(7,112)
Hilton Worldwide Holdings, Inc.	(80)	(6,293)
MGM Resorts International	(468)	(14,681)
Wynn Macau Ltd.C	(794)	(2,348)
Wynn Resorts Ltd.	(44)	(7,338)

		(37,772)

Household Durables - (0.44%)
DR Horton, Inc.	(246)	(10,750)
Leggett & Platt, Inc.	(14)	(610)
LGI Homes, Inc.A	(300)	(15,507)
NVR, Inc.A	(3)	(8,278)
PulteGroup, Inc.	(839)	(23,903)
TopBuild Corp.A	(198)	(14,708)
TRI Pointe Group, Inc.A	(896)	(12,696)

		(86,452)

Media - (0.52%)
Altice USA, Inc., Class AA	(1,092)	(18,706)
Entercom Communications Corp., Class A	(2,200)	(16,610)
Live Nation Entertainment, Inc.A	(62)	(3,055)
ProSiebenSat.1 Media SEC	(913)	(24,696)
RTL Group S.A.C	(311)	(23,182)
Walt Disney Co.	(138)	(15,671)

		(101,920)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (15.49%) (continued)
Consumer Discretionary - (2.29%) (continued)
Multiline Retail - (0.07%)
Dollarama, Inc.	(161)	$(5,817)
Next PLCC	(89)	(6,930)
Nordstrom, Inc.	(29)	(1,520)

		(14,267)

Specialty Retail - (0.45%)
AutoNation, Inc.A	(261)	(12,666)
Best Buy Co., Inc.	(66)	(4,952)
CarMax, Inc.A	(360)	(26,885)
Floor & Decor Holdings, Inc., Class AA	(91)	(4,345)
Hennes & Mauritz AB, Class BC	(1,094)	(17,029)
Home Depot, Inc.	(15)	(2,963)
Lumber Liquidators Holdings, Inc.A	(297)	(5,744)
Monro, Inc.	(97)	(6,543)
Tiffany & Co.	(53)	(7,291)

		(88,418)

Textiles, Apparel & Luxury Goods - (0.15%)
Canada Goose Holdings, Inc.A	(56)	(3,214)
Gildan Activewear, Inc.	(211)	(5,435)
Hanesbrands, Inc.	(45)	(1,002)
HUGO BOSS AGC	(41)	(3,695)
Pandora A/SC	(208)	(14,797)

		(28,143)

Total Consumer Discretionary		(447,106)

Consumer Staples - (0.61%)
Beverages - (0.13%)
Boston Beer Co., Inc., Class AA	(23)	(6,324)
Davide Campari-Milano SpAC	(596)	(5,024)
Molson Coors Brewing Co., Class B	(220)	(14,740)

		(26,088)

Food & Staples Retailing - (0.27%)
Colruyt S.A.C	(120)	(7,170)
Costco Wholesale Corp.	(17)	(3,718)
ICA Gruppen ABC	(177)	(5,871)
Koninklijke Ahold Delhaize N.V.C	(629)	(15,983)
Loblaw Cos Ltd.	(108)	(5,710)
Metro, Inc.	(104)	(3,507)
Wm Morrison Supermarkets PLCC	(2,903)	(9,949)

		(51,908)

Food Products - (0.02%)
Danone S.A.C	(50)	(3,928)

Household Products - (0.19%)
Colgate-Palmolive Co.	(78)	(5,227)
Kimberly-Clark Corp.	(276)	(31,425)

		(36,652)

Total Consumer Staples		(118,576)

Financials - (5.38%)
Banks - (3.90%)
1st Source Corp.	(612)	(34,615)
Blue Hills Bancorp, Inc.	(542)	(11,870)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (15.49%) (continued)
Financials - (5.38%) (continued)
Banks - (3.90%) (continued)
Canadian Imperial Bank of Commerce	(253)	$(23,090)
Canadian Western Bank	(1,483)	(41,599)
City Holding Co.	(427)	(34,365)
Commerce Bancshares, Inc.	(765)	(51,102)
Community Bank System, Inc.	(277)	(17,520)
First Financial Bankshares, Inc.	(1,031)	(58,355)
German American Bancorp, Inc.	(465)	(17,038)
Glacier Bancorp, Inc.	(1,264)	(53,973)
Heritage Financial Corp.	(923)	(32,351)
Independent Bank Corp.	(551)	(48,708)
JPMorgan Chase & Co.	(237)	(27,243)
Lakeland Financial Corp.	(509)	(24,681)
Laurentian Bank of Canada	(1,201)	(43,042)
Lloyds Banking Group PLCC	(51,971)	(42,518)
Royal Bank of Canada	(286)	(22,326)
S&T Bancorp, Inc.	(410)	(18,352)
ServisFirst Bancshares, Inc.	(1,186)	(50,109)
Valley National Bancorp	(566)	(6,594)
Webster Financial Corp.	(776)	(50,075)
WesBanco, Inc.	(392)	(19,157)
Westamerica Bancorp	(560)	(33,611)

		(762,294)

Capital Markets - (0.34%)
Close Brothers Group PLCC	(3,189)	(66,397)

Consumer Finance - (0.24%)
Discover Financial Services	(234)	(16,710)
World Acceptance Corp.A	(292)	(29,173)

		(45,883)

Insurance - (0.06%)
First American Financial Corp.	(220)	(12,320)

Thrifts & Mortgage Finance - (0.84%)
Beneficial Bancorp, Inc.	(1,893)	(30,761)
Kearny Financial Corp.	(4,785)	(68,665)
Oritani Financial Corp.	(526)	(8,464)
PCSB Financial Corp.	(1,519)	(29,894)
WSFS Financial Corp.	(477)	(27,046)

		(164,830)

Total Financials		(1,051,724)

Health Care - (0.06%)
Biotechnology - (0.06%)
AbbVie, Inc.	(62)	(5,719)
Amgen, Inc.	(13)	(2,555)
Celgene Corp.A	(36)	(3,243)

		(11,517)

Total Health Care		(11,517)

Industrials - (2.09%)
Aerospace & Defense - (0.01%)
Cobham PLCA C	(607)	(996)
Senior PLCC	(231)	(961)

		(1,957)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (15.49%) (continued)
Industrials - (2.09%) (continued)
Air Freight & Logistics - (0.34%)
FedEx Corp.	(156)	$(38,356)
United Parcel Service, Inc., Class B	(239)	(28,653)

		(67,009)

Airlines - (0.01%)
Norwegian Air Shuttle ASAA C	(28)	(823)

Building Products - (0.17%)
AO Smith Corp.	(360)	(21,431)
Johnson Controls International PLC	(26)	(975)
Simpson Manufacturing Co., Inc.	(135)	(9,849)

		(32,255)

Commercial Services & Supplies - (0.19%)
Cintas Corp.	(29)	(5,930)
Waste Management, Inc.	(354)	(31,860)

		(37,790)

Electrical Equipment - (0.38%)
Eaton Corp. PLC	(130)	(10,812)
Emerson Electric Co.	(103)	(7,445)
Generac Holdings, Inc.A	(1,048)	(56,330)

		(74,587)

Machinery - (0.41%)
Kone OYJ, Class BC	(189)	(10,336)
SKF AB, Class BC	(1,317)	(27,048)
Terex Corp.	(740)	(32,649)
Xylem, Inc.	(133)	(9,314)

		(79,347)

Marine - (0.16%)
Kirby Corp.A	(295)	(24,618)
Kuehne + Nagel International AGC	(46)	(7,353)

		(31,971)

Road & Rail - (0.09%)
Canadian National Railway Co.	(112)	(9,985)
Schneider National, Inc., Class B	(308)	(8,051)

		(18,036)

Trading Companies & Distributors - (0.07%)
Air Lease Corp.	(75)	(3,297)
WW Grainger, Inc.	(29)	(10,050)

		(13,347)

Transportation Infrastructure - (0.26%)
Atlantia SpAC	(1,516)	(44,954)
Fraport AG Frankfurt Airport Services WorldwideC	(53)	(5,290)

		(50,244)

Total Industrials		(407,366)

Information Technology - (0.66%)
Communications Equipment - (0.02%)
Cisco Systems, Inc.	(106)	(4,483)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (15.49%) (continued)
Information Technology - (0.66%) (continued)
Internet Software & Services - (0.26%)
Dropbox, Inc., Class AA	(32)	$(857)
iQIYI, Inc., ADRA	(416)	(13,320)
Pandora Media, Inc.A	(1,981)	(13,352)
Zillow Group, Inc., Class CA	(405)	(22,558)

		(50,087)

IT Services - (0.05%)
Accenture PLC, Class A	(69)	(10,994)

Semiconductors & Semiconductor Equipment - (0.14%)
SolarEdge Technologies, Inc.A	(510)	(27,158)

Software - (0.17%)
Adobe Systems, Inc.A	(21)	(5,138)
Atlassian Corp. PLC, Class AA	(4)	(290)
Check Point Software Technologies Ltd.A	(88)	(9,915)
Fortinet, Inc.A	(49)	(3,083)
Ultimate Software Group, Inc.A	(33)	(9,137)
Workday, Inc., Class AA	(35)	(4,341)
Zscaler, Inc.A	(34)	(1,200)

		(33,104)

Technology Hardware, Storage & Peripherals - (0.02%)
Logitech International S.A.C	(76)	(3,346)

Total Information Technology		(129,172)

Materials - (0.51%)
Chemicals - (0.20%)
Eastman Chemical Co.	(170)	(17,615)
LyondellBasell Industries N.V., Class A	(198)	(21,937)

		(39,552)

Construction Materials - (0.06%)
Vulcan Materials Co.	(109)	(12,208)

Paper & Forest Products - (0.25%)
Domtar Corp.	(438)	(21,121)
Louisiana-Pacific Corp.	(1,021)	(27,485)

		(48,606)

Total Materials		(100,366)

Real Estate - (0.21%)
Equity Real Estate Investment Trusts (REITs) - (0.21%)
Camden Property Trust	(241)	(22,314)
Empire State Realty Trust, Inc., Class A	(210)	(3,501)
Federal Realty Investment Trust	(22)	(2,761)
Realty Income Corp.	(49)	(2,733)
Regency Centers Corp.	(72)	(4,581)
UDR, Inc.	(117)	(4,502)

		(40,392)

Total Real Estate		(40,392)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (15.49%) (continued)
Utilities - (3.68%)
Electric Utilities - (1.83%)
American Electric Power Co., Inc.	(771)	$(54,849)
Duke Energy Corp.	(641)	(52,318)
Hawaiian Electric Industries, Inc.	(584)	(20,539)
Innogy SEA C	(935)	(40,283)
Southern Co.	(967)	(46,996)
Terna Rete Elettrica Nazionale SpAC	(11,395)	(63,713)
Xcel Energy, Inc.	(1,702)	(79,756)

		(358,454)

Multi-Utilities - (1.40%)
Avista Corp.	(1,493)	(75,516)
Consolidated Edison, Inc.	(351)	(27,704)
DTE Energy Co.	(503)	(54,596)
Public Service Enterprise Group, Inc.	(1,706)	(87,961)
WEC Energy Group, Inc.	(428)	(28,406)

		(274,183)

Water Utilities - (0.45%)
American Water Works Co., Inc.	(652)	(57,539)
AquaVenture Holdings Ltd.A	(1,783)	(29,491)

		(87,030)

Total Utilities		(719,667)

TOTAL COMMON STOCKS (Proceeds $(2,894,022))		(3,025,886)

EXCHANGE-TRADED INSTRUMENTS - (10.55%)
Exchange-Traded Funds - (10.55%)
Consumer Discretionary Select Sector SPDR Fund	(1,762)	(196,058)
Consumer Staples Select Sector SPDR Fund	(1,882)	(100,819)
Energy Select Sector SPDR Fund	(120)	(9,254)
Health Care Select Sector SPDR Fund	(1,525)	(135,618)
Industrial Select Sector SPDR Fund	(681)	(52,382)
Invesco QQQ Trust, Series 1	(378)	(66,698)
iShares 20+ Year Treasury Bond ETF	(685)	(81,994)
iShares 3-7 Year Treasury Bond ETF	(674)	(80,523)
iShares 7-10 Year Treasury Bond ETF, Class B	(825)	(83,968)
iShares MSCI Brazil ETF	(708)	(25,559)
iShares MSCI Emerging Markets ETF	(360)	(16,150)
iShares MSCI India ETF	(254)	(9,050)
iShares Nasdaq Biotechnology ETF	(94)	(10,950)
iShares Russell 2000 ETF	(580)	(96,205)
iShares STOXX Europe 600 UCITS ETFC	(1,036)	(47,165)
Materials Select Sector SPDR Fund	(260)	(15,530)
Real Estate Select Sector SPDR Fund	(753)	(24,887)
SPDR S&P 500 ETF Trust	(345)	(97,090)
SPDR S&P Biotech ETF	(112)	(10,672)
SPDR S&P Homebuilders ETF	(474)	(18,780)
SPDR S&P MidCap 400 ETF Trust	(94)	(33,941)
SPDR S&P Oil & Gas Exploration & Production ETF	(421)	(18,111)
SPDR S&P Pharmaceuticals ETF	(1,207)	(56,065)
SPDR S&P Regional Banking ETF	(251)	(15,439)
SPDR S&P Retail ETF	(2,158)	(107,101)
SPDR S&P Telecom ETF	(471)	(33,558)
Technology Select Sector SPDR Fund	(1,678)	(119,004)
Utilities Select Sector SPDR Fund	(4,273)	(225,572)
VanEck Vectors Pharmaceutical ETF	(890)	(55,046)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

EXCHANGE-TRADED INSTRUMENTS - (10.55%) (continued)
Exchange-Traded Funds - (10.55%) (continued)
VanEck Vectors Russia ETF	(1,284)	$(28,017)
Vanguard Total International Bond ETF	(3,442)	(188,415)

Total Exchange-Traded Funds		(2,059,621)

TOTAL EXCHANGE-TRADED INSTRUMENTS (Proceeds $(1,865,130))		(2,059,621)

TOTAL SECURITITES SOLD SHORT (Proceeds $(4,759,152))		(5,085,507)

TOTAL INVESTMENTS IN SECURITIES (EXCLUDES SECURITIES SOLD SHORT) - 87.81% (Cost $16,292,657)		17,150,944
TOTAL PURCHASED OPTIONS - 0.08% (Premiums Paid $22,143)		15,007
TOTAL WRITTEN OPTIONS - (0.01%) (Premiums Received $(3,233))		(990)
TOTAL SECURITIES SOLD SHORT - (26.04%) (Proceeds $(4,759,152))		(5,085,507)
OTHER ASSETS, NET OF LIABILITIES - 38.16%		7,451,415

NET ASSETS - 100.00%		$19,530,869

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Tracking Stock - A form of common stock that is issued by a parent company and tracks the performance of a specific division of that parent company. It allows investors the chance to invest in an individual sector of a company while the parent company maintains overall control.

C Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $1,324,954 or 6.78% of net assets. Value was determined using significant unobservable inputs.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $186,440 or 0.95% of net assets. The Fund has no right to demand registration of these securities.

E The Fund is affiliated by having the same investment advisor.

F 7-day yield.

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund.

MSCI - Morgan Stanley Capital International.

NASDAQ - National Association of Securities Dealers Automated Quotations.

NVDR - Non Voting Depositary Receipt.

PLC - Public Limited Company.

S&P - Standard & Poor’s.

S&P 500 - Standard & Poor’s U.S. Equity Large-Cap Index.

SPDR - Standard & Poor’s Depositary Receipt.

UCITS - Undertaking for Collective Investments in Transferable Securities.

Long Futures Contracts Open on July 31, 2018:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
ICE ECX Futures	3	December 2018	$ 53,931	$61,327	$7,396

			$ 53,931	$61,327	$7,396

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

OTC Swap Agreements Outstanding on July 31, 2018:

OTC Swap Agreement Contracts for Difference - Equity
Reference Entity	Counter- party	Long/Short	Currency	Financing Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Acciona S.A.	MSC	Long	EUR	0.505%	01/15/2020	410	$30,974	$1,112
ACS Actividades de Construccion y Servicios S.A.	MSC	Long	EUR	0.142%	01/15/2020	1,241	52,131	988
Cellnex Telecom S.A.	MSC	Long	EUR	0.142%	01/15/2020	2,764	69,900	3,544
EDP - Energias de Portugal S.A.	MSC	Long	EUR	0.142%	01/15/2020	32,937	120,160	14,299
Electricite de France S.A.	MSC	Long	EUR	0.142%	01/15/2020	6,617	84,965	14,136
Gas Natural SDG S.A.	MSC	Long	EUR	0.139%	01/15/2020	5,567	127,903	27,098
RWE AG	MSC	Long	EUR	0.142%	01/15/2020	1,902	39,526	10,413
Suez	MSC	Long	EUR	0.142%	01/15/2020	18,342	253,899	5,887
Centrica PLC	MSC	Long	GBP	0.952%	05/20/2020	25,288	51,313	(1,970)
EDP - Energias do Brasil S.A.	MSC	Long	USD	2.910%	02/13/2020	7,038	28,544	(2,971)
Federal Grid Co Unified Energy System PJSC	MSC	Long	USD	3.410%	02/12/2020	8,060,000	23,374	(1,499)
GAIL India Ltd.	MSC	Long	USD	5.910%	03/31/2020	14,985	75,425	6,616
Inter RAO UES PJSC	MSC	Long	USD	3.410%	02/12/2020	344,000	22,424	557
ROSSETI PJSC	MSC	Long	USD	3.410%	02/12/2020	2,000,000	30,786	(6,145)
RusHydro PJSC	MSC	Long	USD	3.410%	02/12/2020	1,517,000	19,402	(2,881)
Enagas S.A.	MSC	Short	EUR	(0.858%)	01/15/2020	(2,029)	54,432	(2,355)
Endesa S.A.	MSC	Short	EUR	(0.858%)	01/15/2020	(3,804)	80,231	(7,807)
Engie S.A.	MSC	Short	EUR	(0.758%)	01/15/2020	(5,642)	89,216	(1,983)
ESTX 50 PR Index	MSC	Short	EUR	0.000%	07/30/2118	(13)	54,343	718
Red Electrica Corp S.A.	MSC	Short	EUR	(0.858%)	01/15/2020	(2,926)	59,235	(2,868)
Stoxx Europe 600 Utilities	MSC	Short	EUR	(0.808%)	02/03/2020	(18)	6,140	(67)
STXE 600 IG&S PR Index	MSC	Short	EUR	(0.808%)	06/02/2020	(81)	51,590	(868)
CGN Power Co Ltd.	MSC	Short	HKD	(0.274%)	02/04/2020	(59,000)	16,744	1,105
China Mobile Ltd.	MSC	Short	HKD	(0.274%)	02/04/2020	(2,019)	17,691	(525)
CLP Holdings Ltd.	MSC	Short	HKD	(0.274%)	02/04/2020	(6,452)	65,178	(8,533)
HK Electric Investments & HK Electric Investments Ltd.	MSC	Short	HKD	(0.649%)	02/04/2020	(48,000)	44,164	(4,832)
Hong Kong & China Gas Co Ltd.	MSC	Short	HKD	(0.274%)	02/04/2020	(18,425)	34,504	(3,111)
Shanghai Electric Group Co Ltd.	MSC	Short	HKD	(2.024%)	02/04/2020	(47,580)	17,586	1,640

							$1,573,578	$39,698

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Expiration Date	Reference Quantity	Notional Amount*	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Month USD-FEDEF	Alphabet, Inc.	MSC	2.410%	10/2/2018	84	68,344	$-	$34,742
Pay	1-Month USD-FEDEF	Caterpillar, Inc.	MSC	2.410%	10/2/2018	788	100,390	-	12,925
Pay	1-Month USD-FEDEF	Delta Air Lines, Inc.	MSC	2.410%	10/2/2018	2,295	120,851	-	4,043
Pay	1-Day USD-FEDEF	Knight-Swift Transportation Holdings, Inc.	MSC	2.410%	10/2/2018	1,139	36,356	(6)	724
Pay	1-Month USD-FEDEF	Monster Beverage Corp.	MSC	2.410%	10/2/2018	1,506	75,362	-	15,028
Pay	1-Day USD-FEDEF	NVR, Inc.	MSC	2.410%	10/2/2018	51	92,584	(2)	48,149
Pay	1-Day USD-FEDEF	Rio Tinto PLC	MSC	2.410%	10/2/2018	2,690	114,014	-	35,280
Pay	1-Day USD-FEDEF	Take-Two Interactive Software, Inc.	MSC	2.410%	10/2/2018	991	76,820	-	35,183
Pay	1-Month EUR-EURIBOR	Cie Plastic Omnium S.A.	MSC	0.130%	10/5/2018	1,130	33,710	-	7,978
Pay	1-Month GBP-LIBOR	Rio Tinto PLC	MSC	1.000%	10/5/2018	967	34,869	-	7,496
Receive	1-Day EUR-EONIA	Accor S.A.	MSC	0.400%	10/5/2018	564	24,794	-	-
Receive	1-Day GBP-SONIA	Puma SE	MSC	1.000%	10/9/2018	488	10,431	-	1,211

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Expiration Date	Reference Quantity	Notional Amount*	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	1-Day AUD-BBSW	Qantas Airways Limited	MSC	1.000%	1/16/2019	3,884	25,405	$-	$(517)
Receive	6-Month AUD-BBR-BBSW	Woolworths Group Ltd	MSC	1.000%	4/5/2019	341	9,125	-	(844)
Pay	1-Month HKD-HONIA	Tencent Holdings Ltd.	MSC	1.180%	7/10/2019	975	387,293	(22)	(5,198)
Pay	1-Month HKD-HONIA	Air China Limited	MSC	1.180%	7/15/2019	15,561	115,976	-	(462)
Receive	1-Day EUR-EONIA	Hermes International	MSC	0.400%	7/15/2019	10	5,461	-	52
Receive	1-Day USD-FEDEF	Consumer Discretionary Select Sector Index	MSC	1.910%	11/6/2019	12	33,443	31	(7,273)
Receive	1-Day USD-FEDEF	Consumer Staples Select Sector Index	MSC	1.760%	11/6/2019	15	33,660	-	(708)
Receive	1-Day USD-FEDEF	S&P 500 Total Return Index	MSC	2.110%	11/12/2019	22	111,668	-	(10,431)
Pay	1-Month EUR-EURIBOR	Accor S.A.	MSC	0.550%	1/17/2020	2,210	83,987	(7)	15,711
Pay	1-Day EUR-EONIA	FinecoBank Banca Fineco SpA	MSC	0.550%	1/17/2020	1,085	9,043	-	2,177
Receive	1-Day EUR-EONIA	Eutelsat Communications S.A.	MSC	0.400%	1/17/2020	944	17,271	-	(27)
Receive	1-Day GBP-SONIA	Ted Baker PLC	MSC	0.350%	1/17/2020	46	1,361	-	455
Receive	1-Day TWD-FEDEF	China Steel Corp.	MSC	1.410%	1/21/2020	4,020	81,547	-	(619)
Receive	1-Day BRL-FEDEF	Raia Drogasil S.A.	MSC	25.840%	1/21/2020	41	2,826	-	(59)
Receive	1-Day BRL-FEDEF	Telefonica Brasil S.A.	MSC	0.910%	1/21/2020	270	12,404	-	351
Receive	1-Day USD-FEDEF	Tremblant	MSC	1.560%	6/8/2020	58	5,803	-	153

								$(6)	$195,520

*	Notional amounts are denominated in local currency

Purchased Options Contracts Open on July 31, 2018:

Equity Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - Apple, Inc.	CCP	175.00	8/3/2018	USD	6	600	$310	$310	$-
Call - JD.com, Inc.	CCP	39.00	8/17/2018	USD	5	500	699	165	(534)
Call - ServiceNow, Inc.	CCP	200.00	8/17/2018	USD	12	1,200	2,477	180	(2,297)
Call - Starbucks Corp.	CCP	52.50	8/17/2018	USD	8	800	710	480	(230)
Put - Sprouts Farmers Market, Inc.	CCP	22.50	8/17/2018	USD	5	500	663	700	37
Put - Check Point Software Technology Ltd.	CCP	105.00	8/17/2018	USD	3	300	673	105	(568)
Put - Realogy Holdings Corp.	CCP	20.00	8/17/2018	USD	70	7,000	2,128	2,100	(28)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - Procter & Gamble Co.	CCP	78.50	8/17/2018	USD	15	1,500	$950	$420	$(530)
Call - Red Hat, Inc.	CCP	165.00	9/21/2018	USD	20	2,000	4,940	1,300	(3,640)
Call - Palo Alto Networks, Inc.	CCP	220.00	9/21/2018	USD	2	200	861	861	-
Call - Koninklijke Ahold N.V.	MSC	22.03	12/21/2018	EUR	6	600	1,130	477	(653)
Put - Apple, Inc.	CCP	170.00	1/18/2019	USD	1	100	447	410	(37)
Put - Apple, Inc.	CCP	180.00	1/18/2019	USD	1	100	623	680	57
Call - Realogy Holdings Corp.	CCP	30.00	3/15/2019	USD	46	4,600	1,654	920	(734)
Call - Procter & Gamble Co.	CCP	82.50	6/21/2019	USD	9	900	1,202	3,510	2,308

							$19,467	$12,618	$(6,849)

Exchange-Traded Fund Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - iShares Russell 2000 ETF	CCP	150.00	8/17/2018	USD	2	200	$312	$24	$(288)
Put - VanEck Vectors Semiconductor ETF	CCP	102.00	8/17/2018	USD	9	900	635	635	-
Put - Invesco QQQ Trust Series 1	CCP	168.00	8/17/2018	USD	23	2,300	1,729	1,730	1

							$2,676	$2,389	$(287)

Written Options Contracts Open on July 31, 2018:

Equity Options
Description	Counter- party	Exercise Price	Expiration Date	Currency	Number of Contracts	Notional Amount	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - Red Hat, Inc.	CCP	170.00	9/21/2018	USD	22	2,200	$(3,233)	$(990)	$2,243

							$(3,233)	$(990)	$2,243

Forward Foreign Currency Contracts Open on July 31, 2018:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CNH	121,208	USD	124,000	8/6/2018	MSC	$-	$(2,792)	$(2,792)
CNH	125,870	USD	125,242	8/6/2018	MSC	628	-	628
USD	126,170	CNH	124,347	8/6/2018	MSC	1,823	-	1,823
USD	124,000	CNH	122,731	8/6/2018	MSC	1,269	-	1,269
KRW	25,275	USD	26,500	8/10/2018	MSC	-	(1,225)	(1,225)
USD	24,335	BRL	23,493	8/10/2018	MSC	842	-	842
USD	15,797	KRW	15,226	8/10/2018	MSC	571	-	571
USD	8,436	KRW	8,128	8/10/2018	MSC	308	-	308
USD	1,998	KRW	1,921	8/10/2018	MSC	77	-	77
GBP	4,263	USD	4,317	8/31/2018	MSC	-	(54)	(54)
CAD	5,268	USD	5,226	8/31/2018	MSC	42	-	42
GBP	5,702	USD	5,771	8/31/2018	MSC	-	(69)	(69)
CAD	5,839	USD	5,734	8/31/2018	MSC	105	-	105
EUR	5,916	USD	5,917	8/31/2018	MSC	-	(1)	(1)
TRY	6,950	USD	7,068	8/31/2018	MSC	-	(118)	(118)
SEK	7,058	USD	7,007	8/31/2018	MSC	51	-	51
TRY	7,142	USD	7,301	8/31/2018	MSC	-	(159)	(159)
TRY	7,258	USD	7,508	8/31/2018	MSC	-	(250)	(250)

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CAD	7,485	USD	7,336	8/31/2018	MSC	$149	$-	$149
EUR	8,403	USD	8,365	8/31/2018	MSC	38	-	38
CAD	8,459	USD	8,372	8/31/2018	MSC	87	-	87
KRW	12,001	USD	11,925	8/31/2018	MSC	76	-	76
CAD	12,273	USD	11,971	8/31/2018	MSC	302	-	302
EUR	12,626	USD	12,596	8/31/2018	MSC	30	-	30
SEK	13,771	USD	13,662	8/31/2018	MSC	109	-	109
SEK	13,861	USD	13,827	8/31/2018	MSC	34	-	34
CAD	15,598	USD	15,316	8/31/2018	MSC	282	-	282
CAD	17,237	USD	16,880	8/31/2018	MSC	357	-	357
JPY	17,451	USD	17,777	8/31/2018	MSC	-	(326)	(326)
EUR	17,562	USD	17,445	8/31/2018	MSC	117	-	117
EUR	17,996	USD	17,964	8/31/2018	MSC	32	-	32
TRY	18,495	USD	18,971	8/31/2018	MSC	-	(476)	(476)
CAD	21,141	USD	21,070	8/31/2018	MSC	71	-	71
CAD	21,357	USD	21,332	8/31/2018	MSC	25	-	25
CAD	27,148	USD	26,769	8/31/2018	MSC	379	-	379
JPY	29,436	USD	30,152	8/31/2018	MSC	-	(716)	(716)
USD	280,265	CAD	286,283	8/31/2018	MSC	-	(6,018)	(6,018)
USD	34,920	EUR	35,044	8/31/2018	MSC	-	(124)	(124)
USD	27,390	SEK	27,533	8/31/2018	MSC	-	(143)	(143)
USD	23,907	JPY	24,122	8/31/2018	MSC	-	(215)	(215)
USD	22,595	JPY	22,766	8/31/2018	MSC	-	(171)	(171)
USD	18,036	GBP	17,840	8/31/2018	MSC	196	-	196
USD	16,621	CHF	16,588	8/31/2018	MSC	33	-	33
USD	14,245	DKK	14,300	8/31/2018	MSC	-	(55)	(55)
USD	14,018	CAD	14,142	8/31/2018	MSC	-	(124)	(124)
USD	11,979	CAD	12,097	8/31/2018	MSC	-	(118)	(118)
USD	12,078	KRW	12,001	8/31/2018	MSC	77	-	77
USD	12,666	TRY	11,887	8/31/2018	MSC	779	-	779
USD	11,170	CAD	11,186	8/31/2018	MSC	-	(16)	(16)
USD	8,810	TRY	8,768	8/31/2018	MSC	42	-	42
USD	7,655	TRY	7,537	8/31/2018	MSC	118	-	118
USD	6,758	TRY	6,607	8/31/2018	MSC	151	-	151
USD	6,017	CAD	6,090	8/31/2018	MSC	-	(73)	(73)
USD	5,210	CAD	5,329	8/31/2018	MSC	-	(119)	(119)
USD	5,062	TRY	5,045	8/31/2018	MSC	17	-	17
USD	4,862	EUR	4,836	8/31/2018	MSC	26	-	26
USD	4,330	CAD	4,355	8/31/2018	MSC	-	(25)	(25)
USD	4,079	CAD	4,139	8/31/2018	MSC	-	(60)	(60)
USD	3,905	CAD	3,953	8/31/2018	MSC	-	(48)	(48)
USD	61,158	INR	60,237	9/10/2018	MSC	921	-	921
USD	25,862	INR	25,884	9/10/2018	MSC	-	(22)	(22)
USD	7,950	INR	7,830	9/10/2018	MSC	120	-	120
USD	125,194	CNH	125,832	9/12/2018	MSC	-	(638)	(638)
THB	12,428	USD	12,540	9/14/2018	MSC	-	(112)	(112)
USD	12,925	THB	12,428	9/14/2018	MSC	497	-	497
DKK	14,482	USD	14,452	10/18/2018	MSC	30	-	30
SEK	21,666	USD	21,589	10/18/2018	MSC	77	-	77
USD	248,951	EUR	249,487	10/18/2018	MSC	-	(536)	(536)
USD	141,664	GBP	141,677	10/18/2018	MSC	-	(13)	(13)
USD	132,931	JPY	134,069	10/18/2018	MSC	-	(1,138)	(1,138)
USD	25,686	BRL	26,345	10/18/2018	MSC	-	(659)	(659)
USD	19,232	EUR	19,175	10/18/2018	MSC	57	-	57
CAD	2,740	USD	2,752	12/3/2018	MSC	-	(12)	(12)
CAD	21,799	USD	21,896	12/3/2018	MSC	-	(97)	(97)
USD	34,875	ILS	33,618	12/3/2018	MSC	1,257	-	1,257
USD	8,118	CAD	8,297	12/3/2018	MSC	-	(179)	(179)
USD	5,968	CAD	6,089	12/3/2018	MSC	-	(121)	(121)
USD	4,820	CAD	4,882	12/3/2018	MSC	-	(62)	(62)
USD	1,273	ILS	1,269	12/3/2018	MSC	4	-	4

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	1,199	CAD	1,205	12/3/2018	MSC	$-	$(6)	$(6)
USD	1,010	ILS	1,003	12/3/2018	MSC	7	-	7
GBP	1,292	USD	1,283	12/4/2018	MSC	9	-	9
EUR	3,593	USD	3,593	12/4/2018	MSC	-	-	-
USD	151,284	GBP	149,036	12/4/2018	MSC	2,248	-	2,248
USD	28,178	EUR	27,787	12/4/2018	MSC	391	-	391
USD	21,278	EUR	21,354	12/4/2018	MSC	-	(76)	(76)
USD	14,433	GBP	14,081	12/4/2018	MSC	352	-	352
USD	9,828	GBP	9,768	12/4/2018	MSC	60	-	60
USD	4,913	EUR	4,895	12/4/2018	MSC	18	-	18
USD	3,885	GBP	3,892	12/4/2018	MSC	-	(7)	(7)
USD	2,952	EUR	2,943	12/4/2018	MSC	9	-	9
USD	2,169	GBP	2,142	12/4/2018	MSC	27	-	27

						$15,327	$(17,173)	$(1,846)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar

Exchange Abbreviations:
ICE	Intercontinental Exchange

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

Other Abbreviations:
BBR	Bank of England Base Rate
BBSW	Bank Bill Swap Rate
CCP	Central Counterparty Clearing House
EONIA	Euro Overnight Index Average
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FEDEF	Effective Federal Funds Rate
HONIA	Hong Kong Dollar Overnight Index Average
LIBOR	London Interbank Offered Rate
PJSC	Private Joint Stock Company
PLC	Public Limited Company
SONIA	Sterling Overnight Index Average

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2018, the investments were classified as described below:

Grosvenor Long/Short Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$13,931,093	$1,827,486	$-	$15,758,579
Investment Companies	178,851	-	-	178,851
Exchange-Traded Instruments	134,480	-	-	134,480
Short-Term Investments	1,079,034	-	-	1,079,034

Total Investments in Securities - Assets	$15,323,458	$1,827,486	$-	$17,150,944

Liabilities
Common Stocks (Sold Short)	$(2,712,971)	$(312,915)	$-	$(3,025,886)
Exchange-Traded Instruments (Sold Short)	(2,012,456)	(47,165)	-	(2,059,621)

Total Investments in Securities - Liabilities	(4,725,427)	(360,080)	-	(5,085,507)

Total Investments in Securities	$10,598,031	$1,467,406	$-	$12,065,437

Financial Derivative Instruments - Assets
Futures Contracts	$7,396	$-	$-	$7,396
OTC Swap Agreement Contracts for Difference - Equity	-	88,113	-	88,113
Swap Contract Agreements	-	221,658	-	221,658
Purchased Options	15,007	-	-	15,007
Forward Foreign Currency Contracts	-	15,327	-	15,327

Total Financial Derivative Instruments - Assets	$22,403	$325,098	$-	$347,501

Financial Derivative Instruments - Liabilities
OTC Swap Agreement Contracts for Difference - Equity	$-	$(48,415)	$-	$(48,415)
Swap Contract Agreements	-	(26,138)	-	(26,138)
Written Options	(990)	-	-	(990)
Forward Foreign Currency Contracts	-	(17,173)	-	(17,173)

Total Financial Derivative Instruments - Liabilities	$(990)	$(91,726)	$-	$(92,716)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended July 31, 2018, there were transfers from level 1 to level 2, with a fair value of $756,952.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 1/31/2018	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 7/31/2018	Change in Unrealized Appreciation (Depreciation) at Period end**
Rights	$-(1)	$-	$-(1)	$-	$-	$-	$-	$-	$-	$-

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations

(1)	Investment held in the Fund’s portfolio with $0 fair value.

The rights classified as Level 3 were fair valued using private valuation reports provided to the Fund’s Sub-Advisor from a pricing vendor.

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

SECURITIES HELD LONG
COMMON STOCKS - 56.32%
Consumer Discretionary - 12.15%
Diversified Consumer Services - 0.19%
H&R Block, Inc.	3,200	$80,512
K12, Inc.A	17,000	278,120

		358,632

Hotels, Restaurants & Leisure - 2.53%
BBX Capital Corp.	2,533	22,088
Bloomin’ Brands, Inc.	79,500	1,537,530
Carnival Corp.	1,300	77,012
Carrols Restaurant Group, Inc.A	114,000	1,653,000
Darden Restaurants, Inc.	1,600	171,104
Dave & Buster’s Entertainment, Inc.A	2,500	122,875
Del Frisco’s Restaurant Group, Inc.A	5,700	48,735
Del Taco Restaurants, Inc.A	41,000	530,540
Domino’s Pizza, Inc.	2,190	575,225
McDonald’s Corp.	600	94,524

		4,832,633

Household Durables - 0.15%
Whirlpool Corp.	2,100	275,310

Internet & Direct Marketing Retail - 1.20%
Expedia Group, Inc.	3,700	495,208
Groupon, Inc.A	293,400	1,373,112
Nutrisystem, Inc.	2,500	100,000
Shutterfly, Inc.A	4,000	329,040

		2,297,360

Leisure Products - 0.04%
Vista Outdoor, Inc.A	4,900	79,576

Media - 0.17%
Omnicom Group, Inc.	2,100	144,543
Walt Disney Co.	1,500	170,340

		314,883

Multiline Retail - 0.07%
Dollar General Corp.	1,400	137,410

Specialty Retail - 5.47%
Abercrombie & Fitch Co., Class A	50,000	1,184,500
American Eagle Outfitters, Inc.	20,400	513,672
Bed Bath & Beyond, Inc.	66,102	1,238,090
Best Buy Co., Inc.	19,800	1,485,594
Cato Corp., Class A	41,400	1,030,860
Citi Trends, Inc.	500	14,205
DSW, Inc., Class A	3,100	85,064
Foot Locker, Inc.	27,800	1,356,918
Hibbett Sports, Inc.A	11,900	273,105
Hudson Ltd., Class AA	853	14,416
Signet Jewelers Ltd.	600	34,644
Tailored Brands, Inc.	19,400	391,104
Tiffany & Co.	500	68,780
TJX Co., Inc.	2,000	194,520
Ulta Salon Cosmetics & Fragrance, Inc.A	7,280	1,779,159
Urban Outfitters, Inc.A	4,600	204,240

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 56.32% (continued)
Consumer Discretionary - 12.15% (continued)
Specialty Retail - 5.47% (continued)
Williams-Sonoma, Inc.	6,400	$374,336
Zumiez, Inc.A	8,800	199,320

		10,442,527

Textiles, Apparel & Luxury Goods - 2.33%
Carter’s, Inc.	1,400	146,762
Deckers Outdoor Corp.A	19,400	2,188,902
Lululemon Athletica, Inc.A	15,700	1,883,215
Rocky Brands, Inc.	9,100	235,235

		4,454,114

Total Consumer Discretionary		23,192,445

Consumer Staples - 2.53%
Beverages - 0.18%
Coca-Cola Bottling Co. Consolidated	500	72,560
Coca-Cola Co.	3,100	144,553
PepsiCo, Inc.	1,100	126,500

		343,613

Food & Staples Retailing - 0.77%
Costco Wholesale Corp.	200	43,742
Performance Food Group Co.A	15,300	548,505
Sysco Corp.	1,300	87,373
US Foods Holding Corp.A	19,200	649,152
Walmart, Inc.	1,600	142,768

		1,471,540

Food Products - 0.89%
Archer-Daniels-Midland Co.	1,500	72,390
Bunge Ltd.	1,000	69,130
Campbell Soup Co.	10,500	429,450
Flowers Foods, Inc.	6,200	126,480
Hershey Co.	700	68,747
Ingredion, Inc.	2,200	222,860
JM Smucker Co.	700	77,784
Lamb Weston Holdings, Inc.	2,700	189,729
McCormick & Co., Inc.	700	82,278
Sanderson Farms, Inc.	1,900	191,577
TreeHouse Foods, Inc.A	1,200	56,988
Tyson Foods, Inc., Class A	1,800	103,770

		1,691,183

Household Products - 0.07%
Procter & Gamble Co.	1,600	129,408

Personal Products - 0.30%
Medifast, Inc.	1,200	206,016
Natural Health Trends Corp.	6,600	157,542
USANA Health Sciences, Inc.A	1,600	211,600

		575,158

Tobacco - 0.32%
Philip Morris International, Inc.	7,200	621,360

Total Consumer Staples		4,832,262

Energy - 2.00%
Energy Equipment & Services - 0.22%
SEACOR Holdings, Inc.A	7,800	411,606

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 56.32% (continued)
Energy - 2.00% (continued)
Oil, Gas & Consumable Fuels - 1.78%
Arch Coal, Inc., Class A	2,600	$219,934
Bonanza Creek Energy, Inc.A	8,800	327,360
Chevron Corp.	1,300	164,151
ConocoPhillips	1,700	122,689
EOG Resources, Inc.	1,300	167,622
EQT Corp.	1,100	54,648
Exxon Mobil Corp.	1,900	154,869
Halcon Resources Corp.A	107,100	418,761
Oasis Petroleum, Inc.A	14,200	173,524
Occidental Petroleum Corp.	1,800	151,074
Overseas Shipholding Group, Inc., Class AA	29,000	104,400
PBF Energy, Inc., Class A	4,600	214,820
Peabody Energy Corp.	4,400	186,956
SandRidge Energy, Inc.A	55,100	899,232
SilverBow Resources, Inc.A	1,300	39,611

		3,399,651

Total Energy		3,811,257

Financials - 3.61%
Banks - 0.51%
BB&T Corp.	3,200	162,592
Cullen/Frost Bankers, Inc.	1,600	176,784
Independent Bank Corp.	900	22,050
M&T Bank Corp.	900	156,015
People’s United Financial, Inc.	7,700	140,371
PNC Financial Services Group, Inc.	1,100	159,313
US Bancorp	2,800	148,428

		965,553

Capital Markets - 0.31%
CME Group, Inc.	1,100	175,032
Intercontinental Exchange, Inc.	2,300	169,993
Oppenheimer Holdings, Inc., Class A	8,500	251,175

		596,200

Consumer Finance - 0.38%
Navient Corp.	8,100	107,001
Nelnet, Inc., Class A	900	52,902
Santander Consumer USA Holdings, Inc.	29,900	575,276

		735,179

Diversified Financial Services - 0.05%
Berkshire Hathaway, Inc., Class BA	500	98,935

Insurance - 2.27%
Allstate Corp.	1,600	152,192
Ambac Financial Group, Inc.A	7,600	155,192
Assured Guaranty Ltd.	66,400	2,584,288
Axis Capital Holdings Ltd.	2,200	124,432
Everest Re Group Ltd.	600	131,010
RenaissanceRe Holdings Ltd.	1,000	131,850
Third Point Reinsurance Ltd.A	83,417	1,051,054

		4,330,018

Thrifts & Mortgage Finance - 0.09%
Essent Group Ltd.A	2,000	76,800

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 56.32% (continued)
Financials - 3.61% (continued)
Thrifts & Mortgage Finance - 0.09% (continued)
Radian Group, Inc.	4,500	$86,175

		162,975

Total Financials		6,888,860

Health Care - 3.53%
Biotechnology - 0.90%
Amgen, Inc.	600	117,930
Applied Genetic Technologies Corp.A	34,100	136,400
BioMarin Pharmaceutical, Inc.A	1,000	100,560
Celgene Corp.A	1,600	144,144
Concert Pharmaceuticals, Inc.A	1,600	25,584
Emergent BioSolutions, Inc.A	19,000	1,032,650
Gilead Sciences, Inc.	2,000	155,660

		1,712,928

Health Care Equipment & Supplies - 0.92%
Boston Scientific Corp.A	11,200	376,432
Cantel Medical Corp.	1,800	166,878
FONAR Corp.A	3,296	86,026
Integer Holdings Corp.A	900	64,305
Intuitive Surgical, Inc.A	100	50,819
LivaNova PLCA	1,400	154,182
NuVasive, Inc.A	5,800	336,690
Varex Imaging Corp.A	4,600	175,904
Varian Medical Systems, Inc.A	900	103,905
Zimmer Biomet Holdings, Inc.	1,900	238,488

		1,753,629

Health Care Providers & Services - 0.84%
Aetna, Inc.	700	131,873
Anthem, Inc.	500	126,500
Cigna Corp.	800	143,536
Express Scripts Holding Co.A	900	71,514
HCA Healthcare, Inc.A	600	74,538
Humana, Inc.	470	147,664
Owens & Minor, Inc.	16,300	307,581
Patterson Cos., Inc.	12,900	316,308
Premier, Inc., Class AA	2,200	82,280
UnitedHealth Group, Inc.	240	60,773
Universal Health Services, Inc., Class B	1,100	134,310

		1,596,877

Life Sciences Tools & Services - 0.36%
Agilent Technologies, Inc.	5,500	363,220
Charles River Laboratories International, Inc.A	700	87,010
Medpace Holdings, Inc.A	3,900	239,343

		689,573

Pharmaceuticals - 0.51%
Bristol-Myers Squibb Co.	8,500	499,375
Eli Lilly & Co.	1,900	187,739
Merck & Co., Inc.	1,800	118,566
Pfizer, Inc.	4,400	175,692

		981,372

Total Health Care		6,734,379

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 56.32% (continued)
Industrials - 6.53%
Aerospace & Defense - 0.64%
Huntington Ingalls Industries, Inc.	900	$209,745
Northrop Grumman Corp.	280	84,137
Raytheon Co.	600	118,818
Vectrus, Inc.A	25,556	802,714

		1,215,414

Air Freight & Logistics - 0.01%
CH Robinson Worldwide, Inc.	300	27,669

Building Products - 0.16%
Masco Corp.	3,200	129,056
Owens Corning	2,900	180,438

		309,494

Commercial Services & Supplies - 0.13%
Pitney Bowes, Inc.	7,300	63,729
Waste Connections, Inc.	2,300	178,503

		242,232

Construction & Engineering - 0.04%
Argan, Inc.	1,900	72,960

Electrical Equipment - 1.65%
Allied Motion Technologies, Inc.	1,100	50,468
Atkore International Group, Inc.A	107,700	2,548,182
nVent Electric PLCA	20,000	548,000

		3,146,650

Machinery - 0.23%
Cummins, Inc.	1,000	142,810
Hurco Cos, Inc.	3,700	163,910
Woodward, Inc.	1,600	133,136

		439,856

Professional Services - 1.53%
Barrett Business Services, Inc.	14,400	1,323,072
CRA International, Inc.	4,400	238,128
Heidrick & Struggles International, Inc.	3,800	155,420
Insperity, Inc.	10,900	1,036,590
ManpowerGroup, Inc.	1,800	167,868

		2,921,078

Road & Rail - 0.79%
ArcBest Corp.	28,400	1,322,020
Landstar System, Inc.	600	66,690
Ryder System, Inc.	1,500	117,450

		1,506,160

Trading Companies & Distributors - 1.35%
AerCap Holdings N.V.A	27,600	1,549,188
GMS, Inc.A	795	20,861
HD Supply Holdings, Inc.A	13,900	611,322
MSC Industrial Direct Co., Inc., Class A	1,700	143,871
United Rentals, Inc.A	1,000	148,800
WW Grainger, Inc.	330	114,365

		2,588,407

Total Industrials		12,469,920

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 56.32% (continued)
Information Technology - 7.74%
Aerospace & Defense - 0.10%
Harris Corp.	1,200	$197,940

Capital Markets - 0.05%
Blucora, Inc.A	2,549	88,578

Communications Equipment - 0.58%
Cisco Systems, Inc.	4,200	177,618
CommScope Holding Co., Inc.A	4,900	157,339
F5 Networks, Inc.A	1,200	205,656
InterDigital, Inc.	1,500	123,675
Juniper Networks, Inc.	5,100	134,334
Motorola Solutions, Inc.	1,700	206,210
Palo Alto Networks, Inc.A	500	99,130

		1,103,962

Electronic Equipment, Instruments & Components - 0.44%
Amphenol Corp., Class A	1,800	168,318
PCM, Inc.A	3,418	75,538
SYNNEX Corp.	4,000	385,880
TE Connectivity Ltd.	700	65,499
Tech Data Corp.A	1,000	83,410
Vishay Intertechnology, Inc.	2,400	60,000

		838,645

Internet Software & Services - 2.88%
Care.com, Inc.A	21,400	385,628
eBay, Inc.A	55,800	1,866,510
eGain Corp.A	9,600	124,800
Facebook, Inc., Class AA	2,100	362,418
LogMeIn, Inc.	2,800	226,940
TechTarget, Inc.A	20,700	588,294
VeriSign, Inc.A	1,000	145,230
XO Group, Inc.A	19,600	552,328
Yelp, Inc.A	33,800	1,246,544

		5,498,692

IT Services - 0.40%
Amdocs Ltd.	2,400	162,192
Automatic Data Processing, Inc.	500	67,495
Cardtronics PLC, Class AA	4,100	103,812
CoreLogic, Inc.A	1,200	58,440
Genpact Ltd.	10,000	303,800
Worldpay, Inc., Class AA	900	73,971

		769,710

Semiconductors & Semiconductor Equipment - 0.11%
Maxim Integrated Products, Inc.	1,000	61,140
QUALCOMM, Inc.	800	51,272
Xilinx, Inc.	1,400	100,898

		213,310

Software - 3.15%
Atlassian Corp. PLC, Class AA	1,200	86,892
Avaya Holdings Corp.A	12,400	255,192
Cadence Design Systems, Inc.A	7,500	330,675
Check Point Software Technologies Ltd.A	4,800	540,816
Citrix Systems, Inc.A	21,000	2,309,370
CommVault Systems, Inc.A	1,200	77,880

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 56.32% (continued)
Information Technology - 7.74% (continued)
Software - 3.15% (continued)
MicroStrategy, Inc., Class AA	2,500	$325,375
Nuance Communications, Inc.A	4,400	64,988
Oracle Corp.	10,000	476,800
Progress Software Corp.	42,200	1,552,538

		6,020,526

Technology Hardware, Storage & Peripherals - 0.03%
Xerox Corp.	1,800	46,746

Total Information Technology		14,778,109

Materials - 2.12%
Chemicals - 0.20%
Ecolab, Inc.	1,000	140,700
Praxair, Inc.	700	117,250
Sherwin-Williams Co.	270	118,997

		376,947

Containers & Packaging - 0.19%
Berry Global Group, Inc.A	5,900	288,215
Greif, Inc., Class A	1,400	76,230

		364,445

Metals & Mining - 0.08%
Newmont Mining Corp.	4,100	150,388

Paper & Forest Products - 1.65%
Louisiana-Pacific Corp.	46,200	1,243,704
Verso Corp., Class AA	91,216	1,903,678

		3,147,382

Total Materials		4,039,162

Real Estate - 13.15%
Equity Real Estate Investment Trusts (REITs) - 13.15%
American Assets Trust, Inc.	30,300	1,164,429
American Homes 4 Rent, Class A	38,700	856,818
Americold Realty Trust	105,700	2,273,607
Brixmor Property Group, Inc.	20,900	369,721
CareTrust REIT, Inc.	5,305	89,707
CBL & Associates Properties, Inc.	73,800	402,210
Cedar Realty Trust, Inc.	23,600	112,336
CoreSite Realty Corp.	800	89,680
Empire State Realty Trust, Inc., Class A	27,900	465,093
Equinix, Inc.	5,650	2,481,932
Equity LifeStyle Properties, Inc.	25,300	2,302,047
Essex Property Trust, Inc.	2,200	528,990
Forest City Realty Trust, Inc., Class A	107,900	2,694,263
Global Net Lease, Inc.	40,100	848,516
Healthcare Trust of America, Inc., Class A	37,800	1,032,696
Host Hotels & Resorts, Inc.	30,400	636,576
Innovative Industrial Properties, Inc.	12,026	389,402
Kite Realty Group Trust	7,500	126,525
PS Business Parks, Inc.	7,100	907,167
QTS Realty Trust, Inc., Class A	58,600	2,505,150
Retail Properties of America, Inc., Class A	10,100	126,755
Ryman Hospitality Properties, Inc.	2,700	229,527

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 56.32% (continued)
Real Estate - 13.15% (continued)
Equity Real Estate Investment Trusts (REITs) - 13.15% (continued)
Senior Housing Properties Trust	38,100	$679,704
Simon Property Group, Inc.	13,600	2,396,456
Xenia Hotels & Resorts, Inc.	57,489	1,402,157

		25,111,464

Total Real Estate		25,111,464

Telecommunication Services - 0.74%
Diversified Telecommunication Services - 0.27%
AT&T, Inc.	6,742	215,542
Cogent Communications Holdings, Inc.	1,700	88,315
Verizon Communications, Inc.	1,900	98,116
Zayo Group Holdings, Inc.A	3,000	111,270

		513,243

Wireless Telecommunication Services - 0.47%
Telephone & Data Systems, Inc.	35,800	903,950

Total Telecommunication Services		1,417,193

Utilities - 2.22%
Electric Utilities - 0.16%
American Electric Power Co., Inc.	2,200	156,508
NextEra Energy, Inc.	900	150,786

		307,294

Gas Utilities - 0.27%
UGI Corp.	9,500	504,830

Independent Power & Renewable Electricity Producers - 1.07%
Atlantica Yield PLC	99,800	2,050,890

Multi-Utilities - 0.72%
CenterPoint Energy, Inc.	39,500	1,124,960
Consolidated Edison, Inc.	2,000	157,860
DTE Energy Co.	900	97,686

		1,380,506

Total Utilities		4,243,520

Total Common Stocks (Cost $104,940,664)		107,518,571

EXCHANGE-TRADED INSTRUMENTS - 7.99%
Exchange-Traded Funds - 7.99%
Health Care Select Sector SPDR Fund	43,000	3,823,990
iShares MSCI Australia ETF	59,900	1,372,908
iShares MSCI Austria ETF	28,700	683,060
iShares MSCI Hong Kong ETF	77,700	1,923,852
iShares MSCI New Zealand ETF	15,800	762,666
iShares MSCI Turkey ETF	8,900	251,069
Technology Select Sector SPDR Fund	51,900	3,680,748
VanEck Vectors Russia ETF	88,900	1,939,798
VanEck Vectors Vietnam ETF	49,700	818,062

Total Exchange-Traded Funds		15,256,153

Total Exchange-Traded Instruments (Cost $14,912,947)		15,256,153

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 12.47% (Cost $23,815,895)
Investment Companies - 12.47%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%B C	23,815,895	$23,815,895

TOTAL SECURITIES HELD LONG (Cost $143,669,506)		146,590,619

SECURITIES HELD SHORT
COMMON STOCKS - (47.64%)
Consumer Discretionary - (13.55%)
Auto Components - (1.28%)
Adient PLC	(51,400)	(2,448,182)

Automobiles - (1.29%)
Tesla, Inc.A	(8,240)	(2,456,674)

Hotels, Restaurants & Leisure - (0.93%)
Dunkin’ Brands Group, Inc.	(900)	(62,667)
MGM Resorts International	(4,200)	(131,754)
Papa John’s International, Inc.	(31,700)	(1,330,132)
Scientific Games Corp., Class AA	(1,400)	(67,270)
Shake Shack, Inc., Class AA	(900)	(56,097)
Sonic Corp.	(1,800)	(63,270)
Wynn Resorts Ltd.	(400)	(66,712)

		(1,777,902)

Household Durables - (2.71%)
Leggett & Platt, Inc.	(48,800)	(2,126,216)
Mohawk Industries, Inc.A	(3,500)	(659,260)
Newell Brands, Inc.	(66,800)	(1,749,492)
Tempur Sealy International, Inc.A	(13,000)	(635,310)

		(5,170,278)

Internet & Direct Marketing Retail - (0.22%)
Amazon.com, Inc.A	(82)	(145,750)
Netflix, Inc.A	(470)	(158,601)
TripAdvisor, Inc.A	(900)	(52,191)
Wayfair, Inc., Class AA	(700)	(76,174)

		(432,716)

Leisure Products - (0.57%)
Mattel, Inc.	(68,600)	(1,088,682)

Media - (0.74%)
Charter Communications, Inc., Class AA	(550)	(167,519)
Discovery, Inc., Class AA	(2,300)	(61,134)
DISH Network Corp., Class AA	(3,800)	(119,928)
Liberty Media Corp-Liberty Formula One, Tracking Stock, Class CA D	(30,100)	(1,061,025)

		(1,409,606)

Multiline Retail - (0.19%)
Ollie’s Bargain Outlet Holdings, Inc.A	(5,400)	(375,300)

Specialty Retail - (5.52%)
At Home Group, Inc.A	(1,700)	(61,659)
CarMax, Inc.A	(31,000)	(2,315,080)
Carvana Co.A	(16,000)	(688,000)
Children’s Place, Inc.	(5,800)	(712,820)
Conn’s, Inc.A	(40,800)	(1,383,120)
Five Below, Inc.A	(7,600)	(738,416)
Francesca’s Holdings Corp.A	(30,300)	(246,642)
Lithia Motors, Inc., Class A	(16,200)	(1,442,610)
Lowe’s Co., Inc.	(1,700)	(168,878)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (47.64%) (continued)
Consumer Discretionary - (13.55%) (continued)
Specialty Retail - (5.52%) (continued)
Monro, Inc.	(900)	$(60,705)
Murphy USA, Inc.A	(6,300)	(499,212)
National Vision Holdings, Inc.A	(33,400)	(1,358,044)
Restoration HardwareA	(4,200)	(570,612)
Ross Stores, Inc.	(3,300)	(288,519)

		(10,534,317)

Textiles, Apparel & Luxury Goods - (0.10%)
Under Armour, Inc., Class AA	(4,900)	(97,853)
Under Armour, Inc., Class CA	(4,700)	(88,078)

		(185,931)

Total Consumer Discretionary		(25,879,588)

Consumer Staples - (0.89%)
Beverages - (0.03%)
Molson Coors Brewing Co., Class B	(1,000)	(67,000)

Food & Staples Retailing - (0.22%)
Casey’s General Stores, Inc.	(2,400)	(262,512)
PriceSmart, Inc.	(1,900)	(155,325)

		(417,837)

Food Products - (0.55%)
Kraft Heinz Co.	(17,400)	(1,048,350)

Personal Products - (0.09%)
Herbalife Nutrition Ltd.A	(3,200)	(165,216)

Total Consumer Staples		(1,698,403)

Energy - (2.93%)
Energy Equipment & Services - (1.30%)
Baker Hughes a GE Co.	(69,600)	(2,406,768)
Weatherford International PLCA	(19,400)	(65,766)

		(2,472,534)

Oil, Gas & Consumable Fuels - (1.63%)
Cheniere Energy, Inc.A	(2,300)	(146,050)
Delek US Holdings, Inc.	(1,200)	(63,984)
Golar LNG Ltd.	(69,600)	(1,810,296)
Hess Corp.	(1,300)	(85,319)
Marathon Petroleum Corp.	(900)	(72,747)
SemGroup Corp., Class A	(33,200)	(834,980)
Whiting Petroleum Corp.A	(2,000)	(99,300)

		(3,112,676)

Total Energy		(5,585,210)

Financials - (2.43%)
Capital Markets - (0.30%)
Affiliated Managers Group, Inc.	(300)	(48,003)
BlackRock, Inc.	(300)	(150,828)
Franklin Resources, Inc.	(1,600)	(54,912)
Moody’s Corp.	(1,100)	(188,232)
S&P Global, Inc.	(300)	(60,132)
WisdomTree Investments, Inc.	(7,500)	(65,550)

		(567,657)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (47.64%) (continued)
Financials - (2.43%) (continued)
Consumer Finance - (0.03%)
Capital One Financial Corp.	(600)	$(56,592)

Insurance - (1.44%)
Marsh & McLennan Co., Inc.	(22,100)	(1,842,256)
Trupanion, Inc.A	(21,800)	(906,880)

		(2,749,136)

Thrifts & Mortgage Finance - (0.66%)
Ditech Holding Corp.A	(1)	(1)
LendingTree, Inc.A	(4,800)	(1,146,240)
TFS Financial Corp.	(8,200)	(124,804)

		(1,271,045)

Total Financials		(4,644,430)

Health Care - (1.67%)
Biotechnology - (0.02%)
PolarityTE, Inc.A	(1,900)	(43,301)

Health Care Equipment & Supplies - (0.10%)
Align Technology, Inc.A	(540)	(192,591)

Health Care Providers & Services - (0.10%)
PetIQ, Inc.A	(6,700)	(183,580)

Health Care Technology - (0.11%)
Teladoc, Inc.A	(3,553)	(212,647)

Life Sciences Tools & Services - (0.05%)
Illumina, Inc.A	(300)	(97,308)

Pharmaceuticals - (1.29%)
Akorn, Inc.A	(100,900)	(1,868,668)
Allergan PLC	(900)	(165,681)
Mylan N.V.A	(2,000)	(74,620)
Pacira Pharmaceuticals, Inc.A	(1,600)	(64,320)
Teva Pharmaceutical Industries Ltd., Sponsored ADR	(11,875)	(284,288)

		(2,457,577)

Total Health Care		(3,187,004)

Industrials - (3.40%)
Aerospace & Defense - (0.13%)
Arconic, Inc.	(9,000)	(195,210)
Boeing Co.	(170)	(60,571)

		(255,781)

Air Freight & Logistics - (0.26%)
FedEx Corp.	(600)	(147,522)
United Parcel Service, Inc., Class B	(2,400)	(287,736)
XPO Logistics, Inc.A	(600)	(59,832)

		(495,090)

Airlines - (0.03%)
American Airlines Group, Inc.	(1,300)	(51,402)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (47.64%) (continued)
Industrials - (3.40%) (continued)
Building Products - (1.13%)
AAON, Inc.	(1,800)	$(67,950)
Johnson Controls International PLC	(55,900)	(2,096,809)

		(2,164,759)

Commercial Services & Supplies - (0.35%)
Multi-Color Corp.	(8,100)	(537,435)
Team, Inc.A	(5,500)	(119,900)

		(657,335)

Industrial Conglomerates - (0.07%)
General Electric Co.	(10,100)	(137,663)

Machinery - (1.24%)
Caterpillar, Inc.	(1,000)	(143,800)
Deere & Co.	(400)	(57,916)
Wabtec Corp.	(19,700)	(2,173,304)

		(2,375,020)

Road & Rail - (0.19%)
Avis Budget Group, Inc.A	(1,600)	(55,760)
Hertz Global Holdings, Inc.A	(19,600)	(298,508)

		(354,268)

Total Industrials		(6,491,318)

Information Technology - (5.28%)
Communications Equipment - (1.19%)
Acacia Communications, Inc.A	(3,500)	(112,490)
ViaSat, Inc.A	(30,600)	(2,152,404)

		(2,264,894)

Electronic Equipment, Instruments & Components - (0.02%)
II-VI, Inc.A	(800)	(31,360)

Internet Software & Services - (0.14%)
Alphabet, Inc., Class AA	(60)	(73,633)
Alphabet, Inc., Class CA	(59)	(71,819)
Spotify Technology S.A.A	(400)	(73,132)
Twitter, Inc.A	(1,400)	(44,618)

		(263,202)

IT Services - (0.36%)
First Data Corp., Class AA	(4,200)	(97,692)
PayPal Holdings, Inc.A	(1,900)	(156,066)
Square, Inc., Class AA	(1,300)	(84,045)
Switch, Inc., Class A	(27,100)	(352,842)

		(690,645)

Semiconductors & Semiconductor Equipment - (1.78%)
Advanced Micro Devices, Inc.A	(4,900)	(89,817)
Cree, Inc.A	(1,300)	(61,295)
Impinj, Inc.A	(79,000)	(1,683,490)
MACOM Technology Solutions Holdings, Inc.A	(34,900)	(726,967)
NVIDIA Corp.	(400)	(97,944)
PDF Solutions, Inc.A	(21,700)	(227,850)
Universal Display Corp.	(1,000)	(96,300)
Veeco Instruments, Inc.A	(28,300)	(414,595)

		(3,398,258)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (47.64%) (continued)
Information Technology - (5.28%) (continued)
Software - (1.41%)
Activision Blizzard, Inc.	(2,200)	$(161,524)
Autodesk, Inc.A	(1,300)	(166,972)
Snap, Inc., Class AA	(170,099)	(2,126,237)
Splunk, Inc.A	(1,300)	(124,930)
Workday, Inc., Class AA	(1,000)	(124,020)

		(2,703,683)

Technology Hardware, Storage & Peripherals - (0.38%)
3D Systems Corp.A	(60,191)	(732,524)

Total Information Technology		(10,084,566)

Materials - (0.45%)
Chemicals - (0.42%)
Albemarle Corp.	(6,200)	(584,040)
CF Industries Holdings, Inc.	(1,300)	(57,746)
NewMarket Corp.	(380)	(155,587)

		(797,373)

Metals & Mining - (0.03%)
United States Steel Corp.	(1,700)	(61,931)

Total Materials		(859,304)

Real Estate - (14.60%)
Equity Real Estate Investment Trusts (REITs) - (14.60%)
American Tower Corp.	(3,500)	(518,840)
Chesapeake Lodging Trust	(14,100)	(451,482)
Community Healthcare Trust, Inc.	(35,081)	(1,052,430)
Crown Castle International Corp.	(8,700)	(964,221)
DDR Corp.	(76,600)	(1,049,420)
Duke Realty Corp.	(85,300)	(2,483,936)
Easterly Government Properties, Inc.	(35,600)	(674,620)
Education Realty Trust, Inc.	(49,400)	(2,043,184)
EPR Properties	(2,800)	(186,172)
Government Properties Income Trust	(94,600)	(1,425,622)
Gramercy Property Trust	(11,700)	(320,463)
Hersha Hospitality Trust	(102,900)	(2,221,611)
Iron Mountain, Inc.	(65,500)	(2,299,705)
LaSalle Hotel Properties	(14,500)	(502,715)
Life Storage, Inc.	(19,400)	(1,861,624)
Omega Healthcare Investors, Inc.	(78,900)	(2,342,541)
Prologis, Inc.	(100)	(6,562)
Public Storage	(2,500)	(544,575)
Sabra Health Care REIT, Inc.	(110,200)	(2,381,422)
SBA Communications Corp.A	(900)	(142,425)
Seritage Growth Properties	(55,900)	(2,365,129)
Weingarten Realty Investors	(16,900)	(510,718)
Weyerhaeuser Co.	(3,900)	(133,302)
WP Carey, Inc.	(21,300)	(1,392,594)

		(27,875,313)

Total Real Estate		(27,875,313)

Telecommunication Services - (0.04%)
Diversified Telecommunication Services - (0.04%)
CenturyLink, Inc.	(3,800)	(71,326)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (47.64%) (continued)
Utilities - (2.40%)
Electric Utilities - (1.25%)
Dominion Energy, Inc.	(14,300)	$(1,025,453)
Sempra Energy	(10,100)	(1,167,459)

		(2,192,912)

Multi-Utilities – (1.15%)
Duke Energy Corp.	(200)	(16,324)
Southern Co.	(49,000)	(2,381,400)

		(2,397,724)

Total Utilities		(4,590,636)

TOTAL COMMON STOCKS (Proceeds $(87,465,507))		(90,967,098)

EXCHANGE-TRADED INSTRUMENTS - (8.31%)
Exchange-Traded Funds - (8.31%)
Consumer Discretionary Select Sector SPDR Fund	(8,400)	(934,668)
Global X MSCI Argentina ETF	(36,902)	(1,093,406)
Industrial Select Sector SPDR Fund	(49,400)	(3,799,848)
iShares China Large-Cap ETF	(20,200)	(881,124)
iShares MSCI Germany ETF	(33,600)	(1,052,016)
iShares MSCI Netherlands ETF	(7,100)	(225,212)
iShares MSCI Philippines ETF	(49,891)	(1,633,930)
iShares MSCI Poland ETF	(17,600)	(428,560)
iShares MSCI South Africa ETF	(27,100)	(1,658,249)
Materials Select Sector SPDR Fund	(11,700)	(698,841)
SPDR S&P 500 ETF Trust	(3,820)	(1,074,681)
Utilities Select Sector SPDR Fund	(45,100)	(2,380,829)

Total Exchange-Traded Funds		(15,861,364)

TOTAL EXCHANGE-TRADED INSTRUMENTS (Proceeds $(15,270,249))		(15,861,364)

TOTAL SECURITITES SOLD SHORT (Proceeds $(102,735,756))		(106,828,462)

TOTAL INVESTMENTS IN SECURITIES (EXCLUDES SECURITIES SOLD SHORT) - 76.78% (Cost $143,669,506)		146,590,619
TOTAL SECURITIES SOLD SHORT - (55.95%) (Proceeds $(102,735,756))		(106,828,462)
OTHER ASSETS, NET OF LIABILITIES - 79.17%		151,160,857

NET ASSETS - 100.00%		$190,923,014

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

D Tracking Stock - A form of common stock that is issued by a parent company and tracks the performance of a specific division of that parent company. It allows investors the chance to invest in an individual sector of a company while the parent company maintains overall control.

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund.

MSCI - Morgan Stanley Capital International.

PLC - Public Limited Company.

S&P - Standard & Poor’s.

S&P 500 - Standard & Poor’s U.S. Equity Large-Cap Index.

SPDR - Standard & Poor’s Depositary Receipt.

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Long Futures Contracts Open on July 31, 2018:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	105	September 2018	$10,502,229	$10,522,575	$20,346
Mini MSCI Emerging Markets Index Futures	7	September 2018	366,540	383,705	17,165

			$10,868,769	$10,906,280	$37,511

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note Futures	6	September 2018	$ 717,697	$716,531	$(1,166)

			$ 717,697	$716,531	$(1,166)

Short Futures Contracts Open on July 31, 2018:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	31	September 2018	$(4,272,172)	$(4,366,505)	$(94,333)
S&P/TSX 60 Index Futures	1	September 2018	(146,960)	(150,998)	(4,038)

			$(4,419,132)	$(4,517,503)	$(98,371)

OTC Swap Agreements Outstanding on July 31, 2018:

OTC Swap Agreement Contracts for Difference-Equity

Reference Entity	Counter- party	Long/Short	Currency	Financing Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Geberit AG	MSC	Long	CHF	(0.476%)	10/22/2018	332	$146,918	$1,207
Givaudan S.A.	MSC	Long	CHF	(0.476%)	10/22/2018	78	181,764	1,261
Kuehne + Nagel International AG	MSC	Long	CHF	(0.476%)	10/22/2018	505	78,224	2,551
Nestle S.A.	MSC	Long	CHF	(0.476%)	10/22/2018	1,870	152,924	(491)
Partners Group Holding AG	MSC	Long	CHF	(0.476%)	10/22/2018	227	173,345	(803)
Roche Holding AG	MSC	Long	CHF	(0.476%)	10/22/2018	247	58,382	2,258
Siegfried Holding AG	MSC	Long	CHF	(0.423%)	10/22/2018	3,825	1,645,909	5,795
Sika AG	MSC	Long	CHF	(0.476%)	10/22/2018	1,200	171,030	(242)
Sonova Holding AG	MSC	Long	CHF	(0.476%)	10/22/2018	916	172,097	(2,961)
Swatch Group AG	MSC	Long	CHF	(0.476%)	10/22/2018	1,430	121,558	(3,619)
Swiss Prime Site AG	MSC	Long	CHF	(0.476%)	10/22/2018	570	52,048	259
Swiss Re AG	MSC	Long	CHF	(0.476%)	10/22/2018	710	63,298	1,807
Swisscom AG	MSC	Long	CHF	(0.476%)	10/22/2018	313	142,304	4,806
Coloplast A/S	MSC	Long	DKK	(0.068%)	10/22/2018	1,170	125,650	2,058
Danske Bank A/S	MSC	Long	DKK	(0.068%)	10/22/2018	4,790	135,976	3,385
GN Store Nord A/S	MSC	Long	DKK	(0.068%)	10/22/2018	16,382	779,575	2,573
H Lundbeck A/S	MSC	Long	DKK	(0.068%)	10/22/2018	3,530	258,905	(3,160)
Orsted A/S	MSC	Long	DKK	(0.068%)	10/22/2018	2,080	132,139	(3,757)
Vestas Wind Systems A/S	MSC	Long	DKK	(0.068%)	10/22/2018	1,020	67,122	(1,266)
William Demant Holding A/S	MSC	Long	DKK	(0.068%)	10/22/2018	1,980	94,036	684
Aalberts Industries NV	MSC	Long	EUR	(0.069%)	10/22/2018	8,150	382,824	(12,831)
Ageas	MSC	Long	EUR	(0.069%)	10/22/2018	1,710	85,934	5,802
Amadeus IT Group S.A.	MSC	Long	EUR	(0.069%)	10/22/2018	2,230	193,030	(2,557)
ANDRITZ AG	MSC	Long	EUR	(0.069%)	03/20/2019	1,290	72,600	634
Arkema S.A.	MSC	Long	EUR	(0.119%)	10/22/2018	2,329	282,042	10,219
ASTM SpA	MSC	Long	EUR	(0.069%)	10/22/2018	5,554	135,168	16,246

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Reference Entity	Counter- party	Long/Short	Currency	Financing Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
AURELIUS Equity Opportunities SE & Co. KGaA	MSC	Long	EUR	(7.857%)	10/22/2018	26,716	$1,586,398	$64,081
Bauer AG	MSC	Long	EUR	(0.119%)	10/22/2018	11,220	243,655	4,989
Bayer AG	MSC	Long	EUR	(0.119%)	10/22/2018	7,530	822,717	16,569
Beneteau S.A.	MSC	Long	EUR	(0.119%)	03/20/2019	40,695	627,568	41,901
C&C Group PLC	MSC	Long	EUR	(0.069%)	03/20/2019	44,500	178,591	521
Cewe Stiftung & Co. KGAA	MSC	Long	EUR	(0.119%)	10/22/2018	570	51,820	400
Christian Dior SE	MSC	Long	EUR	(0.119%)	03/20/2019	5,537	2,377,635	(17,492)
Colruyt S.A.	MSC	Long	EUR	(0.069%)	10/22/2018	2,880	169,229	3,033
Covestro AG	MSC	Long	EUR	(0.119%)	10/22/2018	26,717	2,507,696	58,769
CTS Eventim AG & Co. KGaA	MSC	Long	EUR	(0.119%)	10/22/2018	8,410	404,232	(7,478)
Deutsche Lufthansa AG	MSC	Long	EUR	0.619%	10/22/2018	9,504	-	8,896
Deutz AG	MSC	Long	EUR	(0.119%)	10/22/2018	142,172	1,181,905	111,453
Eiffage S.A.	MSC	Long	EUR	(0.119%)	10/22/2018	5,013	554,521	6,921
El.En. SpA	MSC	Long	EUR	(0.069%)	10/22/2018	9,560	324,385	(8,277)
Elisa OYJ	MSC	Long	EUR	(0.069%)	10/22/2018	1,180	50,297	1,022
Enel SpA	MSC	Long	EUR	(0.069%)	10/22/2018	36,300	202,787	(191)
Fiat Chrysler Automobiles N.V.	MSC	Long	EUR	(0.069%)	10/22/2018	61,410	1,130,576	(81,668)
ForFarmers N.V.	MSC	Long	EUR	(0.069%)	10/22/2018	21,010	257,627	(18,683)
Galp Energia SGPS S.A.	MSC	Long	EUR	(0.069%)	03/20/2019	4,200	83,345	3,096
Groupe Bruxelles Lambert S.A.	MSC	Long	EUR	(0.069%)	10/22/2018	750	79,365	386
Hermes International	MSC	Long	EUR	(0.119%)	10/22/2018	107	68,181	(376)
HOCHTIEF AG	MSC	Long	EUR	(0.119%)	10/22/2018	12,882	2,370,918	(54,261)
Iberdrola S.A.	MSC	Long	EUR	(0.069%)	10/22/2018	7,600	59,526	(391)
Intertrust N.V.	MSC	Long	EUR	(0.069%)	10/22/2018	6,200	112,079	(3,990)
Jacquet Metal Service	MSC	Long	EUR	(0.119%)	10/22/2018	13,325	393,671	(780)
KBC Ancora	MSC	Long	EUR	(0.069%)	10/22/2018	4,690	252,207	5,488
KBC Group N.V.	MSC	Long	EUR	(0.069%)	10/22/2018	1,650	123,982	2,973
Kerry Group PLC	MSC	Long	EUR	(0.069%)	03/20/2019	1,080	118,531	(3,917)
Kesko OYJ	MSC	Long	EUR	(0.069%)	10/22/2018	1,120	73,779	(10,798)
Kingspan Group PLC	MSC	Long	EUR	(0.069%)	03/20/2019	1,690	80,480	(1,938)
Maisons du Monde S.A.	MSC	Long	EUR	(0.119%)	03/20/2019	29,165	1,070,145	(177,448)
MAN SE	MSC	Long	EUR	(0.119%)	10/22/2018	1,510	169,345	177
Masmovil Ibercom S.A.	MSC	Long	EUR	(0.069%)	10/22/2018	3,619	399,305	10,163
Mediaset Espana Comunicacion S.A.	MSC	Long	EUR	(0.069%)	10/22/2018	247,696	2,000,895	(48,689)
Mersen S.A.	MSC	Long	EUR	(0.119%)	10/22/2018	1,484	58,428	3,039
Nemetschek SE	MSC	Long	EUR	(0.119%)	10/22/2018	5,701	774,440	18,010
Neste OYJ	MSC	Long	EUR	(0.069%)	10/22/2018	1,017	79,988	4,046
NH Hotel Group S.A.	MSC	Long	EUR	(0.069%)	10/22/2018	229,813	1,706,125	(16,134)
OMV AG	MSC	Long	EUR	(0.069%)	03/20/2019	16,470	896,089	35,844
Paddy Power Betfair PLC	MSC	Long	EUR	(0.069%)	03/20/2019	780	85,012	91
Peugeot S.A.	MSC	Long	EUR	(0.119%)	10/22/2018	89,181	2,168,462	399,500
Pharming Group N.V.	MSC	Long	EUR	(0.069%)	10/22/2018	195,682	322,638	(25,908)
Proximus SADP	MSC	Long	EUR	(0.069%)	10/22/2018	2,530	61,188	770
Royal Dutch Shell PLC	MSC	Long	EUR	(0.069%)	10/22/2018	1,270	44,215	(617)
SBM Offshore N.V.	MSC	Long	EUR	(0.069%)	10/22/2018	34,150	452,915	77,917
Scout24 AG	MSC	Long	EUR	(0.119%)	10/22/2018	1,140	61,304	(1,947)
Siltronic AG	MSC	Long	EUR	(0.119%)	10/22/2018	14,651	2,302,226	254,565
Snam SpA	MSC	Long	EUR	(0.069%)	10/22/2018	11,900	51,406	(237)
Thales S.A.	MSC	Long	EUR	(0.119%)	03/20/2019	600	79,645	(702)
Trigano S.A.	MSC	Long	EUR	(0.119%)	03/20/2019	4,439	619,627	19,217
UCB S.A.	MSC	Long	EUR	(0.069%)	10/22/2018	1,330	109,897	4,420
Wacker Neuson SE	MSC	Long	EUR	(0.119%)	10/22/2018	19,536	478,192	26,515
3i Group PLC	MSC	Long	GBP	0.875%	10/22/2018	171,430	2,093,686	37,214

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Reference Entity	Counter- party	Long/Short	Currency	Financing Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Admiral Group PLC	MSC	Long	GBP	0.875%	10/22/2018	3,690	$94,774	$1,113
Ashtead Group PLC	MSC	Long	GBP	0.875%	10/22/2018	31,240	947,846	11,474
Auto Trader Group PLC	MSC	Long	GBP	0.875%	10/22/2018	30,300	174,485	(5,445)
BAE Systems PLC	MSC	Long	GBP	0.875%	10/22/2018	9,400	83,255	(2,713)
Bovis Homes Group PLC	MSC	Long	GBP	0.875%	10/22/2018	4,360	65,886	86
Burberry Group PLC	MSC	Long	GBP	0.875%	10/22/2018	41,359	1,166,045	(22,941)
Carnival PLC	MSC	Long	GBP	0.875%	10/22/2018	1,030	59,678	108
Conviviality PLC	MSC	Long	GBP	0.875%	10/22/2018	105,604	1,385	138,803
Countryside Properties PLC	MSC	Long	GBP	0.875%	10/22/2018	57,100	251,517	(749)
Direct Line Insurance Group PLC	MSC	Long	GBP	0.875%	10/22/2018	21,549	95,627	1,583
Drax Group PLC	MSC	Long	GBP	0.875%	10/22/2018	139,104	652,194	11,631
Gulf Keystone Petroleum Ltd.	MSC	Long	GBP	0.875%	10/22/2018	424,387	1,466,878	(36,185)
HSBC Holdings PLC	MSC	Long	GBP	0.875%	10/22/2018	8,200	78,654	(79)
Jackpotjoy PLC	MSC	Long	GBP	0.875%	10/22/2018	24,327	312,408	5,106
Just Eat PLC	MSC	Long	GBP	0.875%	10/22/2018	8,100	91,695	(7,438)
Kingfisher PLC	MSC	Long	GBP	0.875%	10/22/2018	34,600	143,921	(9,259)
Marks & Spencer Group PLC	MSC	Long	GBP	0.875%	10/22/2018	20,300	82,868	(852)
Moneysupermarket.com Group PLC	MSC	Long	GBP	0.875%	10/22/2018	29,200	118,490	1,820
Next PLC	MSC	Long	GBP	0.875%	10/22/2018	1,040	82,535	(1,555)
Paragon Banking Group PLC	MSC	Long	GBP	0.875%	10/22/2018	36,700	242,228	(2,484)
Persimmon PLC	MSC	Long	GBP	0.875%	10/22/2018	20,200	659,522	(1,857)
Plus500 Ltd.	MSC	Long	GBP	0.875%	10/22/2018	105,831	2,422,477	154,095
Polymetal International PLC	MSC	Long	GBP	0.875%	10/22/2018	10,600	93,522	(1,140)
Rightmove PLC	MSC	Long	GBP	0.875%	10/22/2018	950	64,825	(4,125)
Royal Dutch Shell PLC	MSC	Long	GBP	0.875%	10/22/2018	1,430	51,116	(1,004)
Royal Mail PLC	MSC	Long	GBP	0.875%	10/22/2018	21,300	129,922	1,090
SSE PLC	MSC	Long	GBP	0.875%	10/22/2018	3,670	65,641	(5,464)
SSP Group PLC	MSC	Long	GBP	0.875%	10/22/2018	64,400	582,805	(7,012)
Stock Spirits Group PLC	MSC	Long	GBP	0.875%	10/22/2018	34,650	104,767	(6,591)
Thomas Cook Group PLC	MSC	Long	GBP	0.875%	10/22/2018	1,332,253	1,665,447	10,486
William Hill PLC	MSC	Long	GBP	0.875%	10/22/2018	20,900	81,424	137
Wm Morrison Supermarkets PLC	MSC	Long	GBP	0.875%	10/22/2018	23,400	78,548	1,658
Azrieli Group Ltd.	MSC	Long	ILS	0.960%	02/27/2019	2,960	139,517	2,096
Bank Hapoalim BM	MSC	Long	ILS	0.960%	02/27/2019	22,900	157,198	4,614
Bank Leumi Le-Israel BM	MSC	Long	ILS	0.960%	02/27/2019	27,700	166,690	6,788
Bezeq The Israeli Telecommunication Corp. Ltd.	MSC	Long	ILS	0.960%	02/27/2019	93,700	99,300	(77)
Elbit Systems Ltd.	MSC	Long	ILS	0.960%	02/27/2019	758	89,784	1,032
Frutarom Industries Ltd.	MSC	Long	ILS	0.960%	02/27/2019	1,400	138,952	2,364
Israel Chemicals Ltd.	MSC	Long	ILS	0.960%	02/27/2019	36,100	167,795	4,718
Israel Discount Bank Ltd.	MSC	Long	ILS	0.960%	02/27/2019	51,000	154,979	6,110
Mizrahi Tefahot Bank Ltd.	MSC	Long	ILS	0.960%	02/27/2019	8,820	166,241	5,067
Nice Ltd.	MSC	Long	ILS	0.960%	02/27/2019	1,720	187,573	(94)
Aker BP ASA	MSC	Long	NOK	1.120%	10/22/2018	12,710	439,615	15,288
Austevoll Seafood ASA	MSC	Long	NOK	1.120%	10/22/2018	30,780	415,573	33,246
DNB ASA	MSC	Long	NOK	1.120%	10/22/2018	8,470	165,038	6,030
DNO ASA	MSC	Long	NOK	1.120%	10/22/2018	268,100	513,236	55,226
Entra ASA	MSC	Long	NOK	1.120%	10/22/2018	8,870	129,774	(218)
Marine Harvest ASA	MSC	Long	NOK	1.120%	10/22/2018	4,520	95,368	3,578
Odfjell Drilling Ltd.	MSC	Long	NOK	1.120%	10/22/2018	39,803	153,891	(733)
SpareBank 1 Nord Norge	MSC	Long	NOK	0.034%	10/22/2018	24,366	183,927	1,495
Spectrum ASA	MSC	Long	NOK	1.120%	10/22/2018	37,751	262,259	7,414
Telenor ASA	MSC	Long	NOK	1.120%	10/22/2018	51,698	1,009,556	2,538

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Reference Entity	Counter- party	Long/Short	Currency	Financing Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
TGS NOPEC Geophysical Co. ASA	MSC	Long	NOK	1.120%	10/22/2018	14,354	$553,209	$(5,285)
BioGaia AB	MSC	Long	SEK	(0.163%)	10/22/2018	4,391	203,644	11,994
Biotage AB	MSC	Long	SEK	0.300%	10/22/2018	9,660	120,055	1,539
Concentric AB	MSC	Long	SEK	(0.163%)	10/22/2018	2,199	37,841	200
Dustin Group AB	MSC	Long	SEK	(0.163%)	10/22/2018	47,334	484,925	2,608
G5 Entertainment AB	MSC	Long	SEK	(0.163%)	10/22/2018	27,967	1,395,961	(92,868)
Loomis AB	MSC	Long	SEK	(0.163%)	10/22/2018	11,685	400,905	(34,125)
Lundin Petroleum AB	MSC	Long	SEK	(0.163%)	10/22/2018	7,400	230,846	13,475
Nobina AB	MSC	Long	SEK	(0.163%)	10/22/2018	112,264	767,886	11,499
Nolato AB	MSC	Long	SEK	(0.163%)	10/22/2018	12,967	1,112,854	50,059
SSAB AB	MSC	Long	SEK	(0.163%)	10/22/2018	283,125	1,053,999	69,601
SSAB AB	MSC	Long	SEK	(0.163%)	10/22/2018	175,600	818,789	47,565
Swedish Match AB	MSC	Long	SEK	(0.163%)	10/22/2018	44,990	2,501,791	(39,939)
Swedish Orphan Biovitrum AB	MSC	Long	SEK	(0.163%)	10/22/2018	15,430	426,043	(8,445)
ams AG	MSC	Short	CHF	(1.076%)	10/22/2018	(10,730)	778,846	4,335
COSMO Pharmaceuticals N.V.	MSC	Short	CHF	(5.776%)	10/22/2018	(5,068)	631,708	(24,572)
Credit Suisse Group AG	MSC	Short	CHF	(1.076%)	10/22/2018	(4,440)	68,237	(3,386)
LafargeHolcim Ltd.	MSC	Short	CHF	(1.076%)	10/22/2018	(35,230)	1,684,279	(117,789)
ALK-Abello A/S	MSC	Short	DKK	(0.668%)	10/22/2018	(9,143)	1,691,539	(8,616)
Aegon N.V.	MSC	Short	EUR	(0.669%)	10/22/2018	(14,200)	87,859	(5,882)
Airbus SE	MSC	Short	EUR	(0.619%)	10/22/2018	(1,340)	165,818	(376)
ALD S.A.	MSC	Short	EUR	(1.272%)	03/20/2019	(52,217)	929,889	(3,666)
Allianz SE	MSC	Short	EUR	(0.619%)	10/22/2018	(360)	76,367	(3,302)
ASML Holding N.V.	MSC	Short	EUR	(0.669%)	10/22/2018	(422)	93,049	2,444
AXA S.A.	MSC	Short	EUR	(0.619%)	03/20/2019	(2,440)	59,240	(2,427)
Banco BPM SpA	MSC	Short	EUR	(1.369%)	10/22/2018	(744,500)	2,270,964	(98,435)
Banco Comercial Portugues S.A.	MSC	Short	EUR	(0.669%)	03/20/2019	(477,300)	148,606	(1,286)
Banco Santander S.A.	MSC	Short	EUR	(0.669%)	10/22/2018	(13,500)	73,387	(2,741)
Bayerische Motoren Werke AG	MSC	Short	EUR	(0.619%)	10/22/2018	(12,220)	1,151,797	(30,506)
Boskalis Westminster	MSC	Short	EUR	(3.369%)	10/22/2018	(8,440)	251,621	(7,505)
Carrefour S.A.	MSC	Short	EUR	(0.619%)	10/22/2018	(16,840)	301,443	(1,205)
Credito Valtellinese SpA	MSC	Short	EUR	(7.869%)	10/22/2018	(17,524,272)	1,845,385	(332,169)
Daimler AG	MSC	Short	EUR	(0.619%)	10/22/2018	(35,480)	2,377,057	(78,460)
De’ Longhi SpA	MSC	Short	EUR	(0.669%)	10/22/2018	(1,830)	51,903	(1,970)
Delivery Hero AG	MSC	Short	EUR	(0.619%)	10/22/2018	(21,300)	1,249,842	39,128
Deutsche Bank AG	MSC	Short	EUR	(0.619%)	10/22/2018	(116,900)	1,403,293	(126,989)
Deutsche Telekom AG	MSC	Short	EUR	(0.619%)	10/22/2018	(3,270)	52,589	(1,550)
E.ON SE	MSC	Short	EUR	(0.619%)	10/22/2018	(9,300)	104,473	(468)
Electricite de France S.A.	MSC	Short	EUR	(0.619%)	10/22/2018	(11,870)	169,926	(7,847)
Ferrovial S.A.	MSC	Short	EUR	(0.669%)	10/22/2018	(58,630)	875,421	(3,566)
Fresenius SE & Co. KGaA	MSC	Short	EUR	(0.619%)	10/22/2018	(840)	68,268	3,381
GEA Group AG	MSC	Short	EUR	(0.869%)	10/22/2018	(36,050)	1,324,462	(84,361)
GRENKE AG	MSC	Short	EUR	(0.994%)	10/22/2018	(800)	92,013	3,510
Huhtamaki OYJ	MSC	Short	EUR	(0.669%)	10/22/2018	(47,780)	1,610,082	(108,998)
ING Groep N.V.	MSC	Short	EUR	(0.669%)	10/22/2018	(7,420)	107,897	(5,852)
Ingenico Group S.A.	MSC	Short	EUR	(0.619%)	10/22/2018	(8,150)	735,219	58,551
Innate Pharma S.A.	MSC	Short	EUR	(11.994%)	03/20/2019	(19,521)	103,856	(7,697)
Ion Beam Applications	MSC	Short	EUR	(8.119%)	10/22/2018	(13,172)	350,158	5,548
Kone OYJ	MSC	Short	EUR	(0.669%)	10/22/2018	(13,120)	728,571	10,295
Leonardo SpA	MSC	Short	EUR	(0.669%)	10/22/2018	(8,000)	84,805	(11,139)
Mithra Pharmaceuticals S.A.	MSC	Short	EUR	(1.744%)	10/22/2018	(8,540)	367,714	31,975
Neinor Homes S.A.	MSC	Short	EUR	(0.669%)	10/22/2018	(93,738)	1,750,464	(26,323)
Nokian Renkaat OYJ	MSC	Short	EUR	(0.669%)	10/22/2018	(5,280)	217,461	(11,676)
Obrascon Huarte Lain S.A.	MSC	Short	EUR	(7.369%)	10/22/2018	(62,800)	194,352	(27,040)
OCI N.V.	MSC	Short	EUR	(1.494%)	10/22/2018	(64,780)	1,875,948	(84,133)
Orpea	MSC	Short	EUR	(0.619%)	03/20/2019	(1,366)	193,886	5,848
Promotora de Informaciones S.A.	MSC	Short	EUR	(7.494%)	10/22/2018	(91,500)	173,865	(20,984)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Reference Entity	Counter- party	Long/Short	Currency	Financing Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Rallye S.A.	MSC	Short	EUR	(1.811%)	03/20/2019	(8,509)	$102,746	$2,389
Randstad Holding N.V.	MSC	Short	EUR	(0.669%)	10/22/2018	(2,430)	143,128	(11,145)
Rocket Internet SE	MSC	Short	EUR	(1.119%)	10/22/2018	(32,130)	1,124,804	7,519
RWE AG	MSC	Short	EUR	(0.619%)	10/22/2018	(3,640)	94,379	(1,193)
SES S.A.	MSC	Short	EUR	(0.869%)	03/20/2019	(112,510)	2,088,506	(161,920)
Siemens AG	MSC	Short	EUR	(0.619%)	10/22/2018	(514)	70,244	(2,382)
Siemens Gamesa Renewable Energy S.A.	MSC	Short	EUR	(2.369%)	10/22/2018	(71,830)	1,011,478	(4,202)
Sodexo S.A.	MSC	Short	EUR	(0.619%)	10/22/2018	(12,080)	1,292,331	(45,896)
SRP Groupe S.A.	MSC	Short	EUR	(10.244%)	10/22/2018	(31,353)	232,213	(5,870)
Stora Enso OYJ	MSC	Short	EUR	(0.669%)	10/22/2018	(5,290)	87,149	(340)
Takeaway.com N.V.	MSC	Short	EUR	(0.669%)	10/22/2018	(2,050)	135,041	(1,919)
Tenaris S.A.	MSC	Short	EUR	(0.669%)	10/22/2018	(33,690)	625,580	9,461
Tikkurila OYJ	MSC	Short	EUR	(0.747%)	10/22/2018	(7,089)	127,072	(3,318)
UniCredit SpA	MSC	Short	EUR	(0.669%)	10/22/2018	(3,810)	62,232	(5,367)
Unilever N.V.	MSC	Short	EUR	(0.669%)	10/22/2018	(2,620)	151,652	705
Unione di Banche Italiane SpA	MSC	Short	EUR	(1.167%)	10/22/2018	(49,000)	196,958	(6,114)
Vallourec S.A.	MSC	Short	EUR	(6.744%)	10/22/2018	(107,400)	653,198	(40,464)
Volkswagen AG	MSC	Short	EUR	(0.619%)	10/22/2018	(822)	139,131	(7,271)
Wartsila OYJ Abp	MSC	Short	EUR	(0.669%)	10/22/2018	(20,900)	444,654	(7,501)
Wirecard AG	MSC	Short	EUR	(0.619%)	10/22/2018	(417)	75,919	(2,025)
YIT OYJ	MSC	Short	EUR	(1.556%)	10/22/2018	(69,234)	405,846	(64,806)
AA PLC	MSC	Short	GBP	0.375%	10/22/2018	(98,375)	146,206	1,678
British American Tobacco PLC	MSC	Short	GBP	0.375%	10/22/2018	(48,090)	2,498,051	(152,028)
Capita PLC	MSC	Short	GBP	0.375%	10/22/2018	(173,150)	374,537	6,587
CYBG PLC	MSC	Short	GBP	(2.466%)	10/22/2018	(53,400)	233,258	(8,826)
Dixons Carphone PLC	MSC	Short	GBP	0.375%	10/22/2018	(249,900)	589,232	9,342
Fresnillo PLC	MSC	Short	GBP	0.375%	10/22/2018	(26,540)	390,960	29,244
Hurricane Energy PLC	MSC	Short	GBP	(7.131%)	10/22/2018	(597,616)	394,474	1,728
Inmarsat PLC	MSC	Short	GBP	0.375%	10/22/2018	(161,098)	1,171,138	(32,543)
IQE PLC	MSC	Short	GBP	(7.000%)	10/22/2018	(294,500)	399,572	17,511
John Wood Group PLC	MSC	Short	GBP	0.375%	10/22/2018	(179,100)	1,446,727	(79,878)
Merlin Entertainments PLC	MSC	Short	GBP	0.375%	10/22/2018	(280,800)	1,489,197	38,676
Metro Bank PLC	MSC	Short	GBP	(0.615%)	10/22/2018	(2,660)	115,564	3,908
Micro Focus International PLC	MSC	Short	GBP	0.375%	10/22/2018	(39,040)	659,925	19,791
Ocado Group PLC	MSC	Short	GBP	(0.625%)	10/22/2018	(4,040)	59,202	590
Petra Diamonds Ltd.	MSC	Short	GBP	(1.125%)	10/22/2018	(138,229)	90,661	7,072
Provident Financial PLC	MSC	Short	GBP	(2.625%)	10/22/2018	(250,211)	2,019,175	(179,862)
Prudential PLC	MSC	Short	GBP	0.375%	10/22/2018	(6,130)	143,934	(1,206)
Purplebricks Group PLC	MSC	Short	GBP	(20.875%)	10/22/2018	(177,797)	690,813	35,917
Randgold Resources Ltd.	MSC	Short	GBP	0.375%	10/22/2018	(2,920)	213,502	(3,677)
Sanne Group PLC	MSC	Short	GBP	0.375%	10/22/2018	(18,846)	177,993	3,461
Sirius Minerals PLC	MSC	Short	GBP	(7.625%)	10/22/2018	(818,114)	361,655	(28,761)
Smart Metering Systems PLC	MSC	Short	GBP	0.375%	10/22/2018	(55,886)	505,829	45,451
Travis Perkins PLC	MSC	Short	GBP	0.375%	10/22/2018	(118,130)	2,122,912	269,625
Asetek A/S	MSC	Short	NOK	(3.555%)	10/22/2018	(7,903)	84,294	(3,395)
Borr Drilling Ltd.	MSC	Short	NOK	0.070%	10/22/2018	(60,530)	276,376	(10,401)
Norwegian Air Shuttle ASA	MSC	Short	NOK	(9.037%)	10/22/2018	(25,594)	750,797	1,571
Yara International ASA	MSC	Short	NOK	0.520%	10/22/2018	(16,030)	675,241	(32,870)
Atlas Copco AB	MSC	Short	SEK	(0.763%)	10/22/2018	(1,620)	45,070	(1,355)
BillerudKorsnas AB	MSC	Short	SEK	(0.300%)	10/22/2018	(5,290)	60,236	(2,890)
Eltel AB	MSC	Short	SEK	(3.213%)	10/22/2018	(40,151)	105,466	(2,833)
Epiroc AB	MSC	Short	SEK	(0.763%)	10/22/2018	(15,170)	176,190	(5,577)
Hennes & Mauritz AB	MSC	Short	SEK	(2.485%)	10/22/2018	(151,230)	2,386,798	32,260
Oncopeptides AB	MSC	Short	SEK	(3.500%)	10/22/2018	(7,790)	141,853	(5,142)
Skanska AB	MSC	Short	SEK	(0.763%)	10/22/2018	(44,280)	796,244	(38,300)
Svenska Handelsbanken AB	MSC	Short	SEK	(0.763%)	10/22/2018	(30,060)	350,838	(20,869)

							$125,609,691	$(348,982)

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Glossary:

Counterparty Abbreviations:
MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
ILS	Israeli New Sheqel
NOK	Norwegian Krone
SEK	Swedish Krona

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
MSCI	Morgan Stanley Capital International
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index
S&P/TSX	Canadian Equity Market Index

Other Abbreviations:
ETF	Exchange-Traded Fund
PLC	Public Limited Company

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2018, the investments were classified as described below:

Numeric Integrated Alpha Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$107,518,571	$-	$-	$107,518,571
Exchange-Traded Instruments	15,256,153	-	-	15,256,153
Short-Term Investments	23,815,895	-	-	23,815,895

Total Investments in Securities - Assets	$146,590,619	$-	$-	$146,590,619

Liabilities
Common Stocks (Sold Short)	$(90,967,098)	$-	$-	$(90,967,098)
Exchange-Traded Instruments (Sold Short)	(15,861,364)	-	-	(15,861,364)

Total Investments in Securities - Liabilities	(106,828,462)	-	-	(106,828,462)

Total Investments in Securities	$39,762,157	$-	$-	$39,762,157

Financial Derivative Instruments - Assets
Futures Contracts	$37,511	$-	$-	$37,511
OTC Swap Agreement Contracts for Difference - Equity	-	2,698,366	-	2,698,366

Total Financial Derivative Instruments - Assets	$37,511	$2,698,366	$-	$2,735,877

Financial Derivative Instruments - Liabilities
Futures Contracts	$(99,537)	$-	$-	$(99,537)
OTC Swap Agreement Contracts for Difference - Equity	-	(3,047,348)	-	(3,047,348)

Total Financial Derivative Instruments - Liabilities	$(99,537)	$(3,047,348)	$-	$(3,146,885)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended July 31, 2018, there were no transfers between levels.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

July 31, 2018 (Unaudited)

	Grosvenor Long/Short Fund	Numeric Integrated Alpha Fund
Assets:
Investments in unaffiliated securities, at fair value†	$16,071,910	$122,774,724
Investments in affiliated securities, at fair value‡	1,079,034	23,815,895
Foreign currency, at fair value^	78,749	100,031
Foreign currency with brokers, at fair value[1]	374,629	-
Purchased options contracts outstanding (premiums paid $22,143)	15,007	-
Foreign currency deposits with brokers for futures contracts, at fair value¤	11,378	740,919
Swap premium paid	31	-
Cash with brokers	4,190,025	104,529,084
Deposit with brokers for futures contracts	-	790,889
Cash collateral held at custodian for the benefit of the broker	2,429,048	46,775,000
Dividends and interest receivable	48,239	84,383
Receivable for investments sold	419,714	2,751,333
Receivable for fund shares sold	-	470,313
Receivable for tax reclaims	1,462	-
Receivable for expense reimbursement (Note 2)	16,929	12,744
Unrealized appreciation from forward foreign currency contracts	15,327	-
Receivable for variation margin on open futures contracts (Note 5)	7,421	-
Unrealized appreciation from swap agreements	309,771	2,698,366
Prepaid expenses	45,181	58,463

Total assets	25,113,855	305,602,144

Liabilities:
Payable for investments purchased	277,525	4,047,900
Payable for fund shares redeemed	-	100,509
Foreign currency deposits with brokers for futures contracts, at fair value¤	-	9,885
Swap premium received	37	-
Securities sold short, at fair value±	5,085,507	106,828,462
Cash due to broker for futures contracts	11,689	-
Cash due to custodian	6,370	79,695
Written options and swaptions contracts, at fair value (premiums received $3,233)	990	-
Swap income payable	4,024	12,136
Dividends and interest expense payable	21,915	144,565
Management and sub-advisory fees payable (Note 2)	34,262	285,180
Service fees payable (Note 2)	302	-
Transfer agent fees payable (Note 2)	2,844	24,249
Custody and fund accounting fees payable	5,179	10,718
Professional fees payable	38,433	24,551
Unrealized depreciation from forward foreign currency contracts	17,173	-
Payable for prospectus and shareholder reports	2,163	-
Payable for variation margin from open futures contracts (Note 5)	-	61,281
Unrealized depreciation from swap agreements	74,553	3,047,348
Other liabilities	20	2,651

Total liabilities	5,582,986	114,679,130

Net assets	$19,530,869	$190,923,014

Analysis of net assets:
Paid-in-capital	$18,156,626	$198,392,482
(Overdistribution) of net investment income	(628,710)	(1,573,921)
Accumulated net realized gain (loss)	1,234,957	(4,311,956)
Unrealized appreciation of investments in unaffiliated securitiesA	858,287	2,921,113
Unrealized appreciation (depreciation) of purchased options contracts	(7,136)	-
Unrealized appreciation (depreciation) of foreign currency transactions	189	(990)
Unrealized appreciation (depreciation) of forward foreign currency contracts	(1,846)	-
Unrealized appreciation (depreciation) of futures contracts	7,396	(62,026)
Unrealized appreciation (depreciation) of swap agreements	235,218	(348,982)
Unrealized appreciation of written options contracts	2,243	-
Unrealized (depreciation) of short sales	(326,355)	(4,092,706)

Net assets	$19,530,869	$190,923,014

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

July 31, 2018 (Unaudited)

	Grosvenor Long/Short Fund	Numeric Integrated Alpha Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	1,662,131	12,247

Y Class	37,063	10,169

Investor Class	50,929	10,162

A Class	18,977	N/A

C Class	16,593	N/A

Ultra Class	9,574	19,518,876

Net assets:
Institutional Class	$18,097,386	$119,544

Y Class	$402,387	$99,114

Investor Class	$548,116	$98,631

A Class	$204,164	N/A

C Class	$174,465	N/A

Ultra Class	$104,351	$190,605,725

Net asset value, offering and redemption price per share:
Institutional Class	$10.89	$9.76

Y Class	$10.86	$9.75

Investor Class	$10.76	$9.71

A Class	$10.76	N/A

A Class (offering price)	$11.42	N/A

C Class	$10.51	N/A

Ultra Class	$10.90	$9.77

† Cost of investments in unaffiliated securities	$15,213,623	$119,853,611
‡ Cost of investments in affiliated securities	$1,079,034	$23,815,895
¤ Cost of foreign currency deposits with broker for futures contracts	$11,413	$731,891
^ Cost of foreign currency	$77,152	$100,065
[1] Cost of foreign currency with broker	$375,558	$-
± Proceeds of securities sold short	$4,759,152	$102,735,756

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended July 31, 2018 (Unaudited)

	Grosvenor Long/Short Fund	Numeric Integrated Alpha Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$126,994	$1,262,684
Dividend income from affiliated securities (Note 8)	18,112	163,139
Interest income	92,877	995,426

Total investment income	237,983	2,421,249

Expenses:
Management and sub-advisory fees (Note 2)	182,251	1,625,798
Transfer agent fees:
Institutional Class (Note 2)	953	4
Y Class (Note 2)	61	28
Investor Class	624	605
Ultra Class	1,761	55,515
Custody and fund accounting fees	51,728	25,154
Professional fees	30,536	26,795
Registration fees and expenses	33,062	39,707
Service fees (Note 2):
Investor Class	950	44
Distribution fees (Note 2):
A Class	255	-
C Class	874	-
Prospectus and shareholder report expenses	6,203	6,810
Trustee fees (Note 2)	575	4,098
Prime broker fees	98,547	791,182
Dividends and interest on securities sold short	58,382	1,862,295
Other expenses	2,162	3,075

Total expenses	468,924	4,441,310

Net fees waived and expenses (reimbursed) (Note 2)	(102,116)	(104,115)

Net expenses	366,808	4,337,195

Net investment (loss)	(128,825)	(1,915,946)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	840,971	960,343
Purchased options contracts	(25,196)	-
Commission recapture (Note 1)	-	(75)
Foreign currency transactions	(17,470)	(62,000)
Forward foreign currency contracts	49,418	(126)
Futures contracts	11,385	(892,906)
Swap agreements	261,353	978,755
Written options contracts	783	-
Short sales	(80,554)	(2,640,626)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(1,367,875)	4,011
Purchased options contracts	(3,171)	-
Foreign currency transactions	5,003	(5,862)
Forward foreign currency contracts	32,446	-
Futures contracts	7,396	(251,651)
Swap agreements	(352,054)	17,926
Written options contracts	2,243	-
Short sales	86,315	(908,564)

Net (loss) from investments	(549,007)	(2,800,775)

Net (decrease) in net assets resulting from operations	$(677,832)	$(4,716,721)

† Foreign taxes	$4,273	$97

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Grosvenor Long/Short Fund		Numeric Integrated Alpha Fund
	Six Months Ended July 31, 2018	Year Ended January 31, 2018	Six Months Ended July 31, 2018	Year Ended January 31, 2018
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(128,825)	$(329,883)	$(1,915,946)	$(4,058,282)
Net realized gain (loss) from investments in unaffiliated securities, purchased options contracts, commission recapture, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, written options contracts, and short sales	1,040,690	1,556,635	(1,656,635)	5,061,846
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, purchased options contracts, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, written options contracts, and short sales	(1,589,697)	1,287,735	(1,144,140)	(1,069,466)

Net increase (decrease) in net assets resulting from operations	(677,832)	2,514,487	(4,716,721)	(65,902)

Distributions to shareholders:
Net investment income:
Institutional Class	-	(88,769)	-	-
Y Class	-	(2,015)	-	(71)
Investor Class	-	(3,387)	-	-
A Class	-	(1,022)	-	-
C Class	-	(1,017)	-	-
Ultra ClassA	-	(516)	(163)	(505,474)
Net realized gain from investments:
Institutional Class	-	(1,261,803)	-	(1,928)
Y Class	-	(28,648)	-	(1,600)
Investor Class	-	(48,133)	-	(1,600)
A Class	-	(14,525)	-	-
C Class	-	(14,710)	-	-
Ultra ClassA	-	(7,334)	-	(2,768,627)

Net distributions to shareholders	-	(1,471,879)	(163)	(3,279,300)

Capital share transactions (Note 10):
Proceeds from sales of shares	53,503	1,122,598	51,985,846	156,192,646
Reinvestment of dividends and distributions	-	1,471,879	163	1,498,078
Cost of shares redeemed	(345,319)	(303,320)	(33,086,532)	(35,313,498)

Net increase (decrease) in net assets from capital share transactions	(291,816)	2,291,157	18,899,477	122,377,226

Net increase (decrease) in net assets	(969,648)	3,333,765	14,182,593	119,032,024

Net Assets:
Beginning of period	20,500,517	17,166,752	176,740,421	57,708,397

End of period*	$19,530,869	$20,500,517	$190,923,014	$176,740,421

*Includes undistributed (overdistribution of) net investment income	$(628,710)	$(499,885)	$(1,573,921)	$342,188

A Class commenced operations November 14, 2017 for the Grosvenor Long/Short Fund (Note 1).

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as non-diversified, open-end management investment companies. As of July 31, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Grosvenor Long/Short Fund and American Beacon Numeric Integrated Alpha Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges, which may include CDSC.	$1,000
Ultra	Large institutional investors - sold directly or through intermediary channels.	$350,000,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Grosvenor Long/Short Fund operates in a manager of managers structure. The Manager has engaged Grosvenor Capital Management, L.P., an unaffiliated alternative investment advisory firm, to serve as the Fund’s lead Sub-Advisor (“Lead Sub-Advisor”). The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace Sub-Advisors (but not the Lead Sub-Advisor) that are unaffiliated with the Manager without approval of shareholders. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee the Lead Sub-Advisor and Sub-Advisors and recommend their hiring, termination and replacement. The order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated, and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor. The Fund’s Sub-Advisors are set forth below.

•	Basswood Capital Management, LLC

•	Electron Capital Partners, LLC

•	Impala Asset Management LLC

•	Incline Global Management, LLC

•	Tremblant Capital LP

The Grosvenor Long/Short Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with management, administrative, and supervisory services. The Manager is paid a management fee as compensation that is calculated and accrued daily equal to 1.85% of the Fund’s average daily net assets. As part of the fee, the Manager receives an annualized management fee equal to 0.35%. The remain portion of the fee is used by the Manager to compensate the Lead Sub-Advisor pursuant to a Lead Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Manager. The fee is calculated and accrued daily equal to 1.50% of the Funds average daily assets. The Lead Sub-Advisor pays the fees of each Sub-Advisor.

The Numeric Integrated Alpha Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $1 billion	0.425%
Next $4 billion	0.40%
Next $5 billion	0.375%
Over $10 billion	0.35%

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

The Trust, on behalf of the Numeric Integrated Alpha Fund, and the Manager have entered into an Investment Advisory Agreement with Numeric Investors LLC (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $800 million	1.35%
Over $800 million	1.30%

The Management and Sub-Advisory Fees paid by the Funds for the period ended July 31, 2018 were as follows:

Grosvenor Long/Short Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$34,480
Sub-Advisor Fees	1.50%	147,771

Total	1.85%	$182,251

Numeric Integrated Alpha Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.43%	$386,709
Sub-Advisor Fees	1.35%	1,239,089

Total	1.78%	$1,625,798

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Grosvenor Long/Short Fund and the Investor Class of the Numeric Integrated Alpha Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Grosvenor Long/Short Fund and the Institutional and Y Classes of the Numeric Integrated Alpha Fund and has agreed to compensate the intermediaries for providing these

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional Class and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional Class and Y Classes on an annual basis. During the period ended July 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Grosvenor Long/Short	$718
Numeric Integrated Alpha	18

As of July 31, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Grosvenor Long/Short	$92
Numeric Integrated Alpha	-

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund.

Fund	Direct Investments in USG Select Fund
Grosvenor Long/Short	$1,163
Numeric Integrated Alpha	10,235

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended July 31, 2018, the Funds did not utilize the credit facility.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended July 31, 2018, the Manager waived and/or reimbursed expenses as follows:

Fund	Class	Expense Cap	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
		2/1/2018 - 7/31/2018
Grosvenor Long/Short	Institutional	2.10%	$92,280	$-	2021
Grosvenor Long/Short	Y	2.20%	1,893	-	2021
Grosvenor Long/Short	Investor	2.48%	3,967	-	2021
Grosvenor Long/Short	A	2.50%	880	-	2021
Grosvenor Long/Short	C	3.25%	752	-	2021
Grosvenor Long/Short	Ultra	1.99%	2,344	-	2021
Numeric Integrated Alpha	Institutional	1.95%	-	(24)	2021
Numeric Integrated Alpha	Y	2.05%	-	(46)	2021
Numeric Integrated Alpha	Investor	2.33%	435	-	2021
Numeric Integrated Alpha	Ultra	1.85%	103,750	-	2021

Of these amounts, $16,929 and $12,744 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at July 31, 2018 for the Grosvenor Long/Short Fund and Numeric Integrated Alpha Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Grosvenor Long/Short	$-	$426,070	$-	2019
Grosvenor Long/Short	-	281,244	-	2020
Grosvenor Long/Short	-	279,922	-	2021
Numeric Integrated Alpha	-	189,564	-	2020
Numeric Integrated Alpha	-	282,447	-	2021

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Funds’ distributor and principal underwriter of the Funds’ shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Funds’ Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended July 31, 2018, there were no fees collected by Foreside for the sale of Class A Shares of the Funds.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended July 31, 2018, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended July 31, 2018, there were no CDSC fees collected for Class C Shares of the Funds.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Enhanced Income Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of July 31, 2018, based on management’s evaluation of the shareholder account base, one account in the Grosvenor Long/Short Fund has been identified as representing an affiliated significant ownership of approximately 60% and one unaffiliated account of approximately 31% of the Fund’s outstanding shares.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.
The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE‘‘ or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and exchanged-traded funds (“ETFs”), are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

American Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended July 31, 2018 are disclosed in the Funds’ Notes to the Schedules of Investments.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Numeric Integrated Alpha Fund may gain exposure to the real estate sector by investing in real estate investment trusts (“REITs”). Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of the Fund’s portfolio. The Fund will indirectly bear a proportionate share of a REIT’s ongoing operating fees and expense. In addition, tax-qualified REITs are subject to the possibility of failing to (a) qualify for tax-free pass-through of distributed net income and net realized gains under the Internal Revenue Code, and (b) maintain exemption eligibility from Investment Company Act registration requirements.

Short Sales

The Funds may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of July 31, 2018, short positions were held by the Funds and are disclosed in the Schedules of Investments.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Contracts for Difference

A Contract for Difference (“CFD”) is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable the Numeric Integrated Alpha Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, the fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Fund would have to pay the difference in value of the contract to the seller of the CFD. The Fund’s use of swaps is intended to generate profits, adjust leverage, hedge exposures, and manager volatility.

The CFDs outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of these contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Contracts for Difference Notional Amounts Outstanding
Fund	Period Ended July 31, 2018
Grosvenor Long/Short	$6,165,084
Numeric Integrated Alpha	17,289,051

Forward Foreign Currency Contracts

The Grosvenor Long/Short Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the period ended July 31, 2018, the Grosvenor Long/Short Fund entered into forward foreign currency contracts primarily for speculative purposes.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended July 31, 2018
Fund	Purchased Contracts	Sold Contracts
Grosvenor Long/Short	$363,025	$1,462,902

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended July 31, 2018
Grosvenor Long/Short	2
Numeric Integrated Alpha	263

Options Contracts

The Grosvenor Long/Short Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Funds writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Funds, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Grosvenor Long/Short Fund may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Funds’ exposure to unfavorable movements of the underlying instrument. The Funds pay a premium which is included on the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

During the period ended July 31, 2018, the Grosvenor Long/Short Fund purchased/sold options primarily for return enhancement and hedging.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

The Fund’s option contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by the notional value of contracts outstanding at each quarter end.

Average Option Notional Amounts Outstanding Period Ended July 31, 2018
Fund	Purchased	Sold
Grosvenor Long/Short	$38,175	$975

Total Return Swap Agreements

The Grosvenor Long/Short Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end:

Average Total Return Swap Notional Amounts Outstanding
Fund	Period Ended July 31, 2018
Grosvenor Long/Short	$54,964,449

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Grosvenor Long/Short Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of July 31, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options outstanding	$-	$-	$-	$-	$15,007	$15,007
Unrealized appreciation of forward foreign currency contracts	-	15,327	-	-	-	15,327
Receivable for variation margin from open futures contracts(2)	-	-	7,396	-	-	7,396
Unrealized appreciation from swap agreements	-	-	-	-	309,771	309,771

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Written options contracts outstanding	$-	$-	$-	$-	$(990)	$(990)
Unrealized depreciation of forward foreign currency contracts	-	(17,173)	-	-	-	(17,173)
Unrealized depreciation from swap agreements	-	-	-	-	(74,553)	(74,553)

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

The effect of financial derivative instruments on the Statements of Operations as of July 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts	$-	$-	$-	$-	$(25,196)	$(25,196)
Forward foreign currency contracts	-	49,418	-	-	-	49,418
Futures contracts	-	-	5,031	-	6,354	11,385
Swap agreements	-	-	-	-	261,353	261,353
Written options contracts	-	-	-	-	783	783

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts	$-	$-	$-	$-	$(3,171)	$(3,171)
Forward foreign currency contracts	-	32,446	-	-	-	32,446
Futures contracts	-	-	7,396	-	-	7,396
Swap agreements	-	-	-	-	(352,054)	(352,054)
Written options contracts	-	-	-	-	2,243	2,243

Numeric Integrated Alpha Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of July 31, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$37,511	$37,511
Unrealized appreciation from swap agreements	-	-	-	-	2,698,366	2,698,366

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$(1,166)	$(98,371)	$(99,537)
Unrealized depreciation from swap agreements	-	-	-	-	(3,047,348)	(3,047,348)

The effect of financial derivative instruments on the Statements of Operations as of July 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(126)	$-	$-	$-	$(126)
Futures contracts	-	-	-	(161,365)	(731,541)	(892,906)
Swap agreements	-	-	-	-	978,755	978,755

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$(1,166)	$(250,485)	$(251,651)
Swap agreements	-	-	-	-	17,926	17,926

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedules of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, July 31, 2018.

Grosvenor Long/Short Fund

Offsetting of Financial and Derivative Assets as of July 31, 2018:
	Assets	Liabilities
Futures Contracts	$7,396	$-
Swap Agreement - OTC	309,771	74,553
Purchased Options Contracts	15,007	-
Written Options Contracts	-	990
Forward Foreign Currency Contracts	15,327	17,173

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$347,501	$92,716

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(21,926)	$(990)

Total derivative assets and liabilities subject to an MNA	$325,575	$91,726

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of July 31, 2018:
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Morgan Stanley & Co. Inc.	$325,575	$(91,726)	$-	$-	$233,849

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
Counterparty			Non-Cash Collateral Received	Cash Collateral Received
Morgan Stanley & Co. Inc.	$91,726	$(91,726)	$-	$-	$-

Numeric Integrated Alpha Fund

Offsetting of Financial and Derivative Assets as of July 31, 2018:
	Assets	Liabilities
Futures Contracts	$37,511	$99,537
Swap Agreement - OTC	2,698,366	3,047,348

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,735,877	$3,146,885

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(37,511)	$(99,537)

Total derivative assets and liabilities subject to an MNA	$2,698,366	$3,047,348

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of July 31, 2018:
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
Counterparty			Non-Cash Collateral Pledged	Cash Collateral Pledged
Morgan Stanley & Co. Inc.	$2,698,366	$(2,698,366)	$-	$-	$-

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
Counterparty			Non-Cash Collateral Received	Cash Collateral Received
Morgan Stanley & Co. Inc.	$3,047,348	$(2,698,366)	$-	$-	$348,982

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies or by purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies, including both non-deliverable forwards (“NDFs”) and deliverable forwards, non-U.S. currency futures contracts, options (including non-deliverable (“NDOs”) on non-U.S. currencies and non-U.S. currency futures), and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase transaction costs. Derivatives also are subject to counterparty and credit risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty. Ongoing changes in regulation of the derivatives market and potential changes in the regulation of funds using derivative instruments could limit the Funds ability to pursue its investment strategy.

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. High portfolio turnover could increase the Funds’ transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Funds have a lower portfolio turnover rate. Frequent trading by the Fund could also result in increased realized net capital gains, distributions to shareholders of which are taxable to the Funds’ shareholders. When shares are held in a taxable account (including short-term gain distributions, which are taxable to them as ordinary income).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

The Funds may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging the Funds because the Funds may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Funds’ investments in derivatives is increasing, this could be offset by declining values of the Funds’ other investments. Conversely, it is possible that the rise in the value of the Funds’ non-derivative investments could be offset by a decline in the value of the Funds’ investments in derivatives. In either scenario, the Funds may experience losses. In a market where the value of the Funds’ investments in derivatives is declining and the value of its other investments is declining, the Funds may experience substantial losses. The use of leverage may cause the Funds to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that the Funds pays to engage in these practices are additional costs borne by the Funds and could reduce or eliminate any net investment profits.

Liquidity Risk

When there is little or no active trading market for specific types of securities, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Funds, such as CFDs and total return swaps, may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Funds may have to lower the price on certain securities that they are trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Funds management or performance. Redemptions by a few large investors in the Funds at such times may have a significant adverse effect on the Funds’ NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Funds’ ability to buy or sell debt securities and increase the related volatility and trading costs. The Funds may lose money if they are forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory, and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Multi-Manager Risk

The Grosvenor Long/Short Fund’s performance depends on, among other things, the Lead Sub-Advisor’s success in monitoring and allocating the Fund’s assets among the Sub-Advisors. The Sub-Advisors investment styles may not always be complementary. The Sub-Advisors make investment decisions independently of one another, and may make conflicting investment decisions. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Sub-Advisors may underperform the market generally or underperform other investment managers that could have been selected for the Fund. The Lead Sub-Advisor and the Sub-Advisors also may use proprietary or licensed strategies that are based on considerations and factors that are not fully disclosed to the Board, the Manager or the Lead Sub-Advisor. The success of a particular Sub-Advisor in implementing its investment strategy is dependent on the expertise of its portfolio managers, and certain Sub-Advisors may have a limited number of investment management professionals. The loss of one or more of a Sub-Advisor’s key investment professionals could have a materially adverse effect on the performance of the Fund. A Sub-Advisor may have little or no experience managing the assets of a registered investment company which, unlike the other accounts a Sub-Advisor may manage, is subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers. Since the Funds are non-diversified, the NAV and total return may also fluctuate more and be subject to decline in weaker markets than a diversified fund.

Options Risk

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have been realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Funds will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Funds sell a put option, there is a risk that the Funds may be required to buy the underlying asset at a disadvantageous price. If the Funds sell a call option, there is a risk that the Funds may be required to sell the underlying asset at a disadvantageous price. If the Funds sell a call option on an underlying asset that the Funds own and the underlying asset has increased in value when the call option is exercised, the Funds will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. Money market funds are subject to interest rate risk, credit risk, and market risk. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Short Position Risk

The Funds’ short positions are subject to special risks. A short sale is effected by selling a security that the Funds do not own, or selling a security that the Funds own but that it does not deliver upon consummation of the sale. In order to make delivery to the buyer of a security sold short, the Funds must borrow the security. In so doing, it incurs the obligation to replace that security, whatever its price may be, at the time it is required to deliver it to the lender. The Funds must also pay to the lender of the security any dividends or interest payable on the security during the borrowing period and may have to pay a premium to borrow the security. This obligation must, unless the Funds then own or have the right to obtain, without payment, securities identical to those sold short, be collateralized by a deposit of cash or marketable securities with the lender. Short selling is subject to a theoretically unlimited risk of loss because there is no limit on how much the price of a security may appreciate before the short position is closed out. There can be no assurance that the securities necessary to cover the short position will be available for purchase by the Funds. In addition, purchasing securities to close out the short position can itself cause the price of the relevant securities to rise further, thereby increasing any loss incurred by the Funds. Furthermore, the Funds may be forced to closeout a short position prematurely if a counterparty from which the Funds borrowed securities demand their return, resulting in a loss on what might otherwise have been a profitable position. The Funds may also enter into a short position through a forward commitment or via an option, futures contract or swap agreement. If the price of the security or derivative has increased during the time the Funds hold the short position, then the Funds will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to the third party. Therefore, short positions involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The Funds’ losses are potentially unlimited in a short position because the price appreciation of the security that the Funds are required to purchase is unlimited. In addition, because the Funds may invest the proceeds of a short sale, the Funds may be subject to the effect of leverage, in that it amplifies changes in the Funds’ NAV since it increases the exposure of the Funds to the market. If such instruments are traded OTC, the Funds are subject to the risk that the counterparty may fail to honor its contract terms, causing a loss to the Funds.

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. For the Grosvenor Long/Short Fund, each of the tax years in the 3 year period ended January 31, 2018 and for the Numeric Integrated Alpha Fund, each of the tax years in the 2 year period ended January 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

As of July 31, 2018 the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Grosvenor Long/Short	$16,582,210	$1,035,809	$(1,146,717)	$(110,908)
Numeric Integrated Alpha	146,901,667	8,980,132	(13,366,950)	(4,386,818)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year ended January 31, 2018, the Funds did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended July 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Grosvenor Long/Short	$137,763,374	$-	$18,980,896	$-
Numeric Integrated Alpha	391,768,023	-	393,671,192	-

A summary of the Funds’ transactions in the USG Select Fund for the period ended July 31, 2018 are as follows:

Fund	Type of Transaction	January 31, 2018 Share/Fair Value	Purchases	Sales	July 31, 2018 Share/Fair Value	Dividend Income
Grosvenor Long/Short	Direct	$3,966,444	$7,555,451	$10,442,861	$1,079,034	$18,112
Numeric Integrated Alpha	Direct	26,525,936	98,181,510	100,891,551	23,815,895	163,139

9.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”)

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the period ended July 31, 2018, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	1,381	$15,000	24,792	$275,000
Reinvestment of dividends	-	-	124,822	1,350,573
Shares redeemed	-	-	(1,252)	(13,588)

Net increase in shares outstanding	1,381	$15,000	148,362	$1,611,985

	Y Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	20,612	$225,000
Reinvestment of dividends	-	-	2,839	30,664
Shares redeemed	-	-	(12,642)	(140,173)

Net increase in shares outstanding	-	$-	10,809	$115,491

	Investor Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	3,622	$38,503	47,906	$522,598
Reinvestment of dividends	-	-	4,806	51,520
Shares redeemed	(31,713)	(345,319)	(7,889)	(87,672)

Net increase (decrease) in shares outstanding	(28,091)	$(306,816)	44,823	$486,446

	A Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Reinvestment of dividends	-	$-	1,450	$15,547

Net increase in shares outstanding	-	$-	1,450	$15,547

	C Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Reinvestment of dividends	-	$-	1,495	$15,726
Shares redeemed	-	-	(5,799)	(61,887)

Net increase (decrease) in shares outstanding	-	$-	(4,304)	$(46,161)

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

	Ultra Class
	Six Months Ended July 31, 2018		November 15, 2017A to January 31, 2018
	(unaudited)
Grosvenor Long/Short Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	8,849	$100,000
Reinvestment of dividends	-	-	725	7,849

Net increase in shares outstanding	-	$-	9,574	$107,849

	Institutional Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Numeric Integrated Alpha Fund	Shares	Amount	Shares	Amount
Reinvestment of dividends	-	$-	195	$1,928

Net increase in shares outstanding	-	$-	195	$1,928

	Y Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Numeric Integrated Alpha Fund	Shares	Amount	Shares	Amount
Reinvestment of dividends	-	$-	169	$1,671

Net increase in shares outstanding	-	$-	169	$1,671

	Investor Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Numeric Integrated Alpha Fund	Shares	Amount	Shares	Amount
Reinvestment of dividends	-	$-	162	$1,600

Net increase in shares outstanding	-	$-	162	$1,600

	Ultra Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Numeric Integrated Alpha Fund	Shares	Amount	Shares	Amount
Shares sold	5,253,876	$51,985,846	15,360,264	$156,192,646
Reinvestment of dividends	16	163	150,491	1,492,879
Shares redeemed	(3,343,058)	(33,086,532)	(3,491,355)	(35,313,498)

Net increase in shares outstanding	1,910,834	$18,899,477	12,019,400	$122,372,027

A	Commencement of operations.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended July 31, 2018		Year Ended January 31,			October 1, 2015A to January 31, 2016
			2018		2017

	(unaudited)
Net asset value, beginning of period	$11.26		$10.66		$9.79	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.07)		(0.16	)B	(0.14)	(0.02)
Net gains (losses) on investments (both realized and unrealized)	(0.30)		1.65		1.22	(0.19)

Total income (loss) from investment operations	(0.37)		1.49		1.08	(0.21)

Less distributions:
Dividends from net investment income	-		(0.06)		-	-
Distributions from net realized gains	-		(0.83)		(0.21)	-

Total distributions	-		(0.89)		(0.21)	-

Net asset value, end of period	$10.89		$11.26		$10.66	$9.79

Total returnC	(3.37	)%D	14.29%		11.06%	(2.10	)%D

Ratios and supplemental data:
Net assets, end of period	$18,097,386		$18,701,925		$16,119,517	$15,098,172
Ratios to average net assets:
Expenses, before reimbursements	4.71	%E	5.67%		6.13%	11.84	%E
Expenses, net of reimbursementsF	3.69	%E	4.14%		4.41%	3.95	%E
Net investment (loss), before expense reimbursements	(2.30	)%E	(3.30)%		(3.10)%	(10.23	)%E
Net investment (loss), net of reimbursements	(1.28	)%E	(1.77)%		(1.37)%	(2.34	)%E
Portfolio turnover rate	86	%D	186%		250%	77	%D

A	Commencement of operations.
B	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.18) for Institutional Class.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Includes non-operating expenses consisting of dividend expense from securities sold short and broker fees and other charges from securities sold short, including interest expense. The Expenses, net of reimbursements, excluding non-operating expenses is 2.10% for the period ended July 31, 2018.

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended July 31, 2018		Year Ended January 31,			October 1, 2015A to January 31, 2016
			2018		2017

	(unaudited)
Net asset value, beginning of period	$11.23		$10.65		$9.79	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.07)		(0.15	)B	(0.10)	(0.01)
Net gains (losses) on investments (both realized and unrealized)	(0.30)		1.62		1.17	(0.20)

Total income (loss) from investment operations	(0.37)		1.47		1.07	(0.21)

Less distributions:
Dividends from net investment income	-		(0.06)		-	-
Distributions from net realized gains	-		(0.83)		(0.21)	-

Total distributions	-		(0.89)		(0.21)	-

Net asset value, end of period	$10.86		$11.23		$10.65	$9.79

Total returnC	(3.29	)%D	14.11%		10.96%	(2.10	)%D

Ratios and supplemental data:
Net assets, end of period	$402,387		$416,381		$279,480	$166,300
Ratios to average net assets:
Expenses, before reimbursements	4.73	%E	5.75%		6.58%	14.92	%E
Expenses, net of reimbursementsF	3.79	%E	4.27%		4.49%	4.03	%E
Net investment (loss), before expense reimbursements	(2.32	)%E	(3.36)%		(3.57)%	(13.32	)%E
Net investment (loss), net of reimbursements	(1.38	)%E	(1.88)%		(1.48)%	(2.43	)%E
Portfolio turnover rate	86	%D	186%		250%	77	%D

A	Commencement of operations.
B	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.17) for Y Class.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Includes non-operating expenses consisting of dividend expense from securities sold short and broker fees and other charges from securities sold short, including interest expense. The Expenses, net of reimbursements, excluding non-operating expenses is 2.20% for the period ended July 31, 2018.

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended July 31, 2018		Year Ended January 31,			October 1, 2015A to January 31, 2016
			2018		2017

	(unaudited)
Net asset value, beginning of period	$11.15		$10.60		$9.78	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.29)		(0.02	)B	(0.21)	(0.01)
Net gains (losses) on investments (both realized and unrealized)	(0.10)		1.46		1.24	(0.21)

Total income (loss) from investment operations	(0.39)		1.44		1.03	(0.22)

Less distributions:
Dividends from net investment income	-		(0.06)		-	-
Distributions from net realized gains	-		(0.83)		(0.21)	-

Total distributions	-		(0.89)		(0.21)	-

Net asset value, end of period	$10.76		$11.15		$10.60	$9.78

Total returnC	(3.50	)%D	13.89%		10.56%	(2.20	)%D

Ratios and supplemental data:
Net assets, end of period	$548,116		$881,290		$362,643	$477,097
Ratios to average net assets:
Expenses, before reimbursements	5.16	%E	6.04%		6.89%	15.21	%E
Expenses, net of reimbursementsF	4.12	%E	4.51%		4.82%	4.37	%E
Net investment (loss), before expense reimbursements	(2.64	)%E	(3.66)%		(3.80)%	(13.54	)%E
Net investment (loss), net of reimbursements	(1.60	)%E	(2.13)%		(1.73)%	(2.69	)%E
Portfolio turnover rate	86	%D	186%		250%	77	%D

A	Commencement of operations.
B	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.03) for Investor Class.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Includes non-operating expenses consisting of dividend expense from securities sold short and broker fees and other charges from securities sold short, including interest expense. The Expenses, net of reimbursements, excluding non-operating expenses is 2.48% for the period ended July 31, 2018.

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended July 31, 2018		Year Ended January 31,			October 1, 2015A to January 31, 2016
			2018		2017

	(unaudited)
Net asset value, beginning of period	$11.15		$10.60		$9.78	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.09)		(0.20	)B	(0.23)	(0.02)
Net gains (losses) on investments (both realized and unrealized)	(0.30)		1.64		1.26	(0.20)

Total income (loss) from investment operations	(0.39)		1.44		1.03	(0.22)

Less distributions:
Dividends from net investment income	-		(0.06)		-	-
Distributions from net realized gains	-		(0.83)		(0.21)	-

Total distributions	-		(0.89)		(0.21)	-

Net asset value, end of period	$10.76		$11.15		$10.60	$9.78

Total returnC	(3.50	)%D	13.89%		10.56%	(2.20	)%D

Ratios and supplemental data:
Net assets, end of period	$204,164		$211,579		$185,823	$252,710
Ratios to average net assets:
Expenses, before reimbursements	4.95	%E	6.06%		6.96%	14.66	%E
Expenses, net of reimbursementsF	4.09	%E	4.54%		4.88%	4.36	%E
Net investment (loss), before expense reimbursements	(2.54	)%E	(3.69)%		(3.89)%	(13.03	)%E
Net investment (loss), net of reimbursements	(1.68	)%E	(2.17)%		(1.80)%	(2.74	)%E
Portfolio turnover rate	86	%D	186%		250%	77	%D

A	Commencement of operations.
B	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.22) for A Class.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Includes non-operating expenses consisting of dividend expense from securities sold short and broker fees and other charges from securities sold short, including interest expense. The Expenses, net of reimbursements, excluding non-operating expenses is 2.50% for the period ended July 31, 2018.

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31, 2018		Year Ended January 31,			October 1, 2015A to January 31, 2016
			2018		2017

	(unaudited)
Net asset value, beginning of period	$10.94		$10.49		$9.76	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.13)		(0.43	)B	(0.22)	(0.05)
Net gains (losses) on investments (both realized and unrealized)	(0.30)		1.77		1.16	(0.19)

Total income (loss) from investment operations	(0.43)		1.34		0.94	(0.24)

Less distributions:
Dividends from net investment income	-		(0.06)		-	-
Distributions from net realized gains	-		(0.83)		(0.21)	-

Total distributions	-		(0.89)		(0.21)	-

Net asset value, end of period	$10.51		$10.94		$10.49	$9.76

Total returnC	(3.93	)%D	13.07%		9.66%	(2.40	)%D

Ratios and supplemental data:
Net assets, end of period	$174,465		$181,475		$219,289	$146,348
Ratios to average net assets:
Expenses, before reimbursements	5.70	%E	6.80%		7.62%	16.08	%E
Expenses, net of reimbursementsF	4.84	%E	5.31%		5.53%	5.10	%E
Net investment (loss), before expense reimbursements	(3.29	)%E	(4.40)%		(4.61)%	(14.48	)%E
Net investment (loss), net of reimbursements	(2.43	)%E	(2.91)%		(2.52)%	(3.49	)%E
Portfolio turnover rate	86	%D	186%		250%	77	%D

A	Commencement of operations.
B	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.45) for C Class.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Includes non-operating expenses consisting of dividend expense from securities sold short and broker fees and other charges from securities sold short, including interest expense. The Expenses, net of reimbursements, excluding non-operating expenses is 3.25% for the period ended July 31, 2018.

See accompanying notes

American Beacon Grosvenor Long/Short FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Ultra
	Six Months Ended July 31, 2018		November 14, 2017A to January 31, 2018

	(unaudited)
Net asset value, beginning of period	$11.27		$11.30

Income from investment operations:
Net investment income (loss)	(0.06)		(0.02	)B
Net gains (losses) on investments (both realized and unrealized)	(0.31)		0.88

Total income (loss) from investment operations	(0.37)		0.86

Less distributions:
Dividends from net investment income	-		(0.06)
Distributions from net realized gains	-		(0.83)

Total distributions	-		(0.89)

Net asset value, end of period	$10.90		$11.27

Total returnC	(3.28	)%D	7.90	%D

Ratios and supplemental data:
Net assets, end of period	$104,351		$107,867
Ratios to average net assets:
Expenses, before reimbursements	8.08	%E	7.68	%E
Expenses, net of reimbursementsF	3.58	%E	3.21	%E
Net investment (loss), before expense reimbursements	(5.67	)%E	(5.43	)%E
Net investment (loss), net of reimbursements	(1.17	)%E	(0.96	)%E
Portfolio turnover rate	86	%D	186	%D

A	Commencement of operations.
B	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.04) for Ultra Class.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Includes non-operating expenses consisting of dividend expense from securities sold short and broker fees and other charges from securities sold short, including interest expense. The Expenses, net of reimbursements, excluding non-operating expenses is 1.99% for the period ended July 31, 2018.

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018	November 1, 2016A to January 31, 2017

	(unaudited)
Net asset value, beginning of period	$10.02		$10.28	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.11)		(0.23)	(4.25)
Net gains (losses) on investments (both realized and unrealized)	(0.15)		0.13	4.53

Total income (loss) from investment operations	(0.26)		(0.10)	0.28

Less distributions:
Dividends from net investment income	-		-	-
Distributions from net realized gains	-		(0.16)	-

Total distributions	-		(0.16)	-

Net asset value, end of period	$9.76		$10.02	$10.28

Total returnB	(2.59	)%C	(0.96)%	2.80	%C

Ratios and supplemental data:
Net assets, end of period	$119,544		$122,715	$123,935
Ratios to average net assets:
Expenses, before reimbursements	4.81	%D	4.82%	6.48	%D
Expenses, net of reimbursementsE	4.85	%D	4.80%	4.56	%D
Net investment (loss), before expense reimbursements	(2.15	)%D	(3.02)%	(4.74	)%D
Net investment (loss), net of reimbursements	(2.19	)%D	(3.00)%	(2.82	)%D
Portfolio turnover rate	182	%C	329%	114	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Includes non-operating expenses consisting of dividend expense from securities sold short and broker fees and other charges from securities sold short, including interest expense. The Expenses, net of reimbursements, excluding non-operating expenses is 1.95% for the period ended July 31, 2018.

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018	November 1, 2016A to January 31, 2017

	(unaudited)
Net asset value, beginning of period	$10.01		$10.26	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.11)		(0.31)	(0.08)
Net gains (losses) on investments (both realized and unrealized)	(0.15)		0.23	0.34

Total income (loss) from investment operations	(0.26)		(0.08)	0.26

Less distributions:
Dividends from net investment income	-		(0.01)	-
Distributions from net realized gains	-		(0.16)	-

Total distributions	-		(0.17)	-

Net asset value, end of period	$9.75		$10.01	$10.26

Total returnB	(2.60	)%C	(0.79)%	2.60	%C

Ratios and supplemental data:
Net assets, end of period	$99,114		$101,793	$102,596
Ratios to average net assets:
Expenses, before reimbursements	4.86	%D	4.92%	12.24	%D
Expenses, net of reimbursementsE	4.95	%D	4.90%	4.62	%D
Net investment (loss), before expense reimbursements	(2.20	)%D	(3.12)%	(10.64	)%D
Net investment (loss), net of reimbursements	(2.29	)%D	(3.10)%	(3.02	)%D
Portfolio turnover rate	182	%C	329%	114	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Includes non-operating expenses consisting of dividend expense from securities sold short and broker fees and other charges from securities sold short, including interest expense. The Expenses, net of reimbursements, excluding non-operating expenses is 2.05% for the period ended July 31, 2018.

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018	November 1, 2016A to January 31, 2017

	(unaudited)
Net asset value, beginning of period	$9.98		$10.25	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.13)		(0.34)	(0.08)
Net gains (losses) on investments (both realized and unrealized)	(0.14)		0.23	0.33

Total income (loss) from investment operations	(0.27)		(0.11)	0.25

Less distributions:
Dividends from net investment income	-		-	-
Distributions from net realized gains	-		(0.16)	-

Total distributions	-		(0.16)	-

Net asset value, end of period	$9.71		$9.98	$10.25

Total returnB	(2.71	)%C	(1.06)%	2.50	%C

Ratios and supplemental data:
Net assets, end of period	$98,631		$101,438	$102,524
Ratios to average net assets:
Expenses, before reimbursements	6.11	%D	6.26%	13.71	%D
Expenses, net of reimbursementsE	5.23	%D	5.18%	4.90	%D
Net investment (loss), before expense reimbursements	(3.45	)%D	(4.46)%	(12.11	)%D
Net investment (loss), net of reimbursements	(2.57	)%D	(3.38)%	(3.30	)%D
Portfolio turnover rate	182	%C	329%	114	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Includes non-operating expenses consisting of dividend expense from securities sold short and broker fees and other charges from securities sold short, including interest expense. The Expenses, net of reimbursements, excluding non-operating expenses is 2.33% for the period ended July 31, 2018.

See accompanying notes

American Beacon Numeric Integrated Alpha FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Ultra
	Six Months Ended July 31, 2018		Year Ended January 31, 2018	November 1, 2016A to January 31, 2017

	(unaudited)
Net asset value, beginning of period	$10.02		$10.27	$10.00

Income from investment operations:
Net investment (loss)	(0.07)		(0.20)	(0.05)
Net gains (losses) on investments (both realized and unrealized)	(0.18)		0.14	0.32

Total income (loss) from investment operations	(0.25)		(0.06)	0.27

Less distributions:
Dividends from net investment income	0.00	B	(0.03)	-
Distributions from net realized gains	-		(0.16)	-

Total distributions	-		(0.19)	-

Net asset value, end of period	$9.77		$10.02	$10.27

Total returnC	(2.50	)%D	(0.57)%	2.70	%D

Ratios and supplemental data:
Net assets, end of period	$190,605,725		$176,414,475	$57,379,342
Ratios to average net assets:
Expenses, before reimbursements	4.88	%E	4.90%	6.74	%E
Expenses, net of reimbursementsF	4.77	%E	4.70%	4.87	%E
Net investment (loss), before expense reimbursements	(2.22	)%E	(3.04)%	(5.04	)%E
Net investment (loss), net of reimbursements	(2.11	)%E	(2.84)%	(3.17	)%E
Portfolio turnover rate	182	%D	329%	114	%D

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Includes non-operating expenses consisting of dividend expense from securities sold short and broker fees and other charges from securities sold short, including interest expense. The Expenses, net of reimbursements, excluding non-operating expenses is 1.85% for the period ended July 31, 2018.

See accompanying notes

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Grosvenor Long/Short Fund (“Grosvenor Fund”) and the American Beacon Numeric Integrated Alpha Fund (“Numeric Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, Numeric Investors LLC (“Numeric”), and the Trust, on behalf of the Numeric Fund;

(3) the Lead Investment Advisory Agreement between Grosvenor Capital Management, L.P. (“Grosvenor”), the lead subadvisor of the Grosvenor Fund, and the Manager; and

(4) the Investment Advisory Agreements among the Manager, Grosvenor and each of the Grosvenor Fund’s underlying subadvisors whose contracts were being proposed for renewal (the “Underlying Subadvisors”).

Numeric, Grosvenor and the Underlying Subadvisors are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Investment Advisory Agreement with Numeric, the Lead Investment Advisory Agreement with Grosvenor and the Investment Advisory Agreements with the Underlying Subadvisors are referred to herein as the “Investment Advisory Agreements,” and the Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•

comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•

for the Grosvenor Fund, information regarding the performance of the individual firms with respect to their allocated portions of a Fund’s portfolio, and the performance of certain relevant benchmarks and other similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense limitation arrangements;

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or a Fund as a result of their relationship, if any;

•	information regarding administrative, accounting-related and cash management services that the Manager provides to the Funds and the fees that the Manager receives for such services; and

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationships with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s performance since its inception in 2015, with respect to the Grosvenor Fund, and 2016, with respect to the Numeric Fund; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. With respect to the Grosvenor Fund, the Board also considered Grosvenor’s active role in monitoring and, as appropriate, recommending additional or replacement underlying subadvisors. Additionally, the Board considered the adequacy of the resources committed to the relevant Fund by each subadvisor, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding, in the case of Numeric, the performance of the Numeric Fund relative to the performance of the Numeric Fund’s benchmark index and, in the case of the Grosvenor Fund, the performance of the Grosvenor Fund or portion of the Grosvenor Fund, as applicable, relative to the performance of other comparable investment accounts managed by the subadvisor, the Fund’s benchmark index or a benchmark index that is appropriate in light of the strategy pursued by a subadvisor in managing its portion of the Grosvenor Fund. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor.

The Board also considered Grosvenor’s recommendation to continue to retain each of the Grosvenor Fund’s Underlying Subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Funds that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager, and that, with respect to the Grosvenor Fund, the Manager pays a fee to Grosvenor and Grosvenor, in turn, pays a fee to each of the Underlying Subadvisors. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by Numeric in connection with its investment advisory services to the Numeric Fund, the Board considered representations made by Numeric that the fee rate negotiated by the Manager is favorable relative to the fee rates that the subadvisor charges for any comparable client accounts. In analyzing the fee rates charged by Grosvenor and the Underlying Subadvisors in connection with their investment advisory services to the Grosvenor Fund, the Board considered representations made by Grosvenor that it does not manage any comparable client accounts, and therefore could not provide fee schedules for comparable investment accounts managed by it, and that the Underlying Subadvisors are compensated by Grosvenor. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered the Manager’s representation that, with respect to the Numeric Fund, the Management Agreement contains fee schedule breakpoints at higher asset levels. The Board also considered the Manager’s representation that, with respect to the Grosvenor Fund, economies of scale are reflected in the current level of management fees charged by AmBeacon and that the current fee structure provides an adequate basis for sharing economies of scale with the Fund’s shareholders. The Board considered that the Funds’ subadvisory fee rates do not contain breakpoints, but that the Manager or Grosvenor, as applicable, had negotiated competitive rates. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that certain of the subadvisors benefit from soft dollar arrangements for third party and/or proprietary research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. For the Grosvenor Fund, information regarding the performance of individual firms is calculated by the Manager using information provided by the Grosvenor Fund’s custodian.

The expense comparisons below were made in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered each Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Numeric Integrated Alpha Fund

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with Numeric for the Numeric Fund, the Trustees considered the following additional factors:

Morningstar Fee Level Ranking

Morningstar Fee Level Ranking – Institutional Class	High Expense Ratio

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	5th Quintile
Compared to Morningstar Category	5th Quintile

The Trustees also considered: (1) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance as none of the funds in the Fund’s Broadridge performance universe or Morningstar category pursue a comparable investment strategy; and (2) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management Agreement and Investment Advisory Agreement are fair and reasonable; and (2) determined that the Numeric Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Grosvenor Long/Short Fund

In considering the renewal of the Management Agreement for the Grosvenor Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking – Institutional Class	High Expense Ratio

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	3rd Quintile

In considering the renewal of the Lead Investment Advisory Agreement with Grosvenor and the Investment Advisory Agreements with Basswood Capital Management, LLC (“Basswood”), Incline Global Management, LLC (“Incline”), Impala Asset Management, LLC (“Impala”) and Tremblant Capital Group (“Tremblant”), the Trustees considered that, as lead subadvisor, Grosvenor manages the Fund by the allocating the Fund’s assets among the Underlying Subadvisors, which pursue different investment strategies, and that the expense level is therefore a function of this extra level of oversight and expertise. The Trustees considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single Underlying Subadvisor. The Trustees also considered the following additional factors:

Fund Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2017)

Grosvenor	1 Year	2nd Quintile

Underlying Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2017)

Basswood	1 Year	1st Quintile
Incline	1 Year	1st Quintile
Impala	1 Year	1st Quintile
Tremblant	1 Year	2nd Quintile

The Trustees also considered: (1) Grosvenor’s management expertise and familiarity with Basswood, Incline, Impala and Tremblant; (2) the challenges associated with the use of multiple Underlying Subadvisors to achieve a market-neutral portfolio with a balanced risk profile; (3) representations by Grosvenor and/or certain of the Underlying Subadvisors to the effect that they do not manage accounts for clients comparable to the Fund or otherwise provide information regarding client accounts; (4) the decision not to seek Board approval for the renewal of the Investment Advisory Agreement with two of the Fund’s prior underlying subadvisors; (5) that the period since the Fund’s inception in October 2015 was not long enough to fully evaluate the performance of Grosvenor and the Underlying Subadvisors; and (6) the Manager’s recommendation to continue to retain Grosvenor, Basswood, Incline, Impala and Tremblant.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager, Grosvenor and the Underlying Subadvisors under the Management, Lead Investment Subadvisory and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and specified subadvisors’ continued management of the Fund.

Approval of Additional Underlying Subadvisor of American Beacon Grosvenor Long/Short Fund

At its June 5-6, 2018 and August 21-22, 2018 meetings, the Board of Trustees (“Board”) considered the approval of a new investment advisory agreement (“New Agreement”) among the Manager, Magnetar Asset Management LLC (“Magnetar”), and Grosvenor, pursuant to which Magnetar would manage a portion of the assets of the Grosvenor Fund. Prior to the meetings, information was provided to the Board by Magnetar in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the New Agreement. The Investment Committee of the Board also met with representatives of Magnetar. Also in attendance at that meeting were representatives of the Manager and Grosvenor, who explained the basis for Grosvenor’s recommendation of Magnetar.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

Provided below is an overview of the primary factors the Board considered at its June 5-6, 2018 and August 21-22, 2018 meetings at which the Board considered the approval of the New Agreement. In determining whether to approve the New Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of an account managed by Magnetar (the “Comparable Account”); (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by Magnetar with other clients; and (6) any other benefits anticipated to be derived by Magnetar from its relationship with the Grosvenor Fund. In addition, the Board considered that Magnetar would be compensated for its services exclusively by Grosvenor from its fixed rate advisory fee, and not by the Grosvenor Fund.

The Board did not identify any particular information that was most relevant to its consideration of the New Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the New Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Grosvenor Fund.

Nature, extent and quality of the services to be provided by Magnetar. The Board considered information regarding Magnetar’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the New Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing Magnetar’s allocation of the Grosvenor Fund. The Board also considered Magnetar’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration that Grosvenor had recommended Magnetar and the Manager had not identified any issues that would warrant a contrary recommendation by it. The Board considered Magnetar’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Grosvenor Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Magnetar were appropriate for the Grosvenor Fund in light of its investment objective, and, thus, supported a decision to approve the New Agreement.

Performance of Magnetar. The Board evaluated the information provided by Magnetar regarding the performance of the Comparable Account. The Board considered Magnetar’s representation that the Comparable Account does not have a benchmark index, but that the strategy applicable to the Comparable Account and Magnetar’s allocation of the Grosvenor Fund generally seeks to outperform cash. The Board also considered Magnetar’s representation that, for various periods ended February 28, 2018, the performance of the Comparable Account was favorable. Based on the foregoing information, the Board concluded that the historical investment performance record of Magnetar supported approval of the New Agreement.

Comparisons of the amounts to be paid under the New Agreement with those under contracts between Magnetar and its other clients. In evaluating the New Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Magnetar on behalf of the Grosvenor Fund. The Board considered Magnetar’s representation that the proposed advisory fee rate is lower than the fee rate Magnetar charges to another investment company managed in the same strategy as Magnetar’s allocation of the Grosvenor Fund and equal to the fee rate charged by an affiliate of Magnetar to a hedge fund managed in the same strategy as Magnetar’s allocation of the Grosvenor Fund. After evaluating this information, the Board concluded that the advisory fee rate under the New Agreement was reasonable in light of the services to be provided to the Grosvenor Fund.

Costs of the services to be provided and profits to be realized by Magnetar and its affiliates from its relationship with the Grosvenor Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Magnetar from its relationship with the Grosvenor Fund, noting instead the arm’s-length nature of the relationship between the Manager, Magnetar and Grosvenor with respect to the negotiation of the advisory fee rate on behalf of the Grosvenor Fund.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

Economies of Scale. The Board considered Magnetar’s representation that it did not anticipate achieving significant economics of scale in connection with the provision of services to its allocation of the Grosvenor Fund.

Benefits to be derived by Magnetar from the relationship with the Grosvenor Fund. The Board considered the “fall-out” or ancillary benefits that might accrue to Magnetar as a result of its relationship with the Grosvenor Fund, including Magnetar’s representation that neither it nor its affiliates anticipate receiving any indirect benefits from its relationship with the Grosvenor Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Magnetar by virtue of its relationship with the Grosvenor Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Grosvenor Fund, the Manager, Grosvenor or Magnetar, as that term is defined in the Investment Company Act of 1940, as amended, concluded that the proposed investment advisory fee rate is fair and reasonable and that the approval of the New Agreement is in the best interests of the Grosvenor Fund and approved the New Agreement.

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Delivery of Documents

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www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Grosvenor Long/Short Fund and American Beacon Numeric Integrated Alpha Fund are service marks of American Beacon Advisors, Inc.

SAR 7/18

American Beacon®
FUNDS

2018 SEMI-ANNUAL REPORT

July 31, 2018

FRONTIER MARKETS INCOME FUND

GLG TOTAL RETURN FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

FRONTIER MARKETS INCOME FUND

Investing in foreign, emerging and frontier market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

GLG TOTAL RETURN FUND

Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	July 31, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals:

Institutional wisdom + earned alpha = enduring value.

▶  We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶  We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶

We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

During periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Frontier Markets Income FundSM

Performance Overview

July 31, 2018 (Unaudited)

The Investor Class of the American Beacon Frontier Markets Income Fund (the “Fund”) returned -1.60% for the six-month period ending July 31, 2018. The Fund outperformed the JP Morgan EMBI Global Diversified Index (the “Index”) return of -2.76% for the same period.

Total Returns for the Period ended July 31, 2018
	Ticker	6 Months*	1 Year	3 Year	Since Inception 2/25/2014
Institutional Class (1,3)	AGEIX	(1.61)%	4.50%	6.90%	5.49%
Y Class (1,3)	AGEYX	(1.52)%	4.44%	6.81%	5.42%
Investor Class (1,3)	AGEPX	(1.60)%	4.20%	6.54%	5.14%
A without Sales Charge (1,3)	AGUAX	(1.80)%	3.98%	6.46%	5.07%
A with Sales Charge (1,3)	AGUAX	(6.48)%	(0.95)%	4.75%	3.92%
C without Sales Charge (1,3)	AGECX	(2.03)%	3.34%	5.75%	4.29%
C with Sales Charge (1,3)	AGECX	(3.03)%	2.34%	5.75%	4.29%

JPMorgan EMBI Global Diversified Index (2)		(2.76)%	0.07%	5.34%	5.42%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the Institutional Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, and waived in 2017 and partially recovered in 2018. Performance prior to waiving fees was lower than actual returns shown through 2015 and in 2017. A portion of fees charged to the C Class of the Fund was waived from Fund inception through 2017 and was partially recovered in 2018. Performance prior to waiving fees was lower than actual returns shown through 2017. A portion of fees charged to the Investor, Y and A Classes of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017 and partially recovered in 2018. Performance prior to waiving fees was lower than actual returns shown through 2015 and in 2017. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The JPMorgan EMBI Global Diversified Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by frontier and emerging market governments. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 1.41%, 1.49%, 1.73%, 1.79% and 2.56%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The momentum in frontier markets debt continued through the beginning of this period as investors maintained their appetite for yield. By April 2018, however, sentiment began to turn negative due to U.S. dollar strength and moderating economic growth in several emerging and frontier economies. Volatility increased through the remainder of the period as credit spreads widened and investors looked for safety. Spread widening led to the negative returns for the Fund and the Index, and the Fund’s outperformance reflected the outperformance of frontier market countries relative to emerging market counties.

The Fund’s top performing countries during the period were Kenya, Ukraine and Georgia. In Kenya, the shilling remained remarkably stable throughout the period despite the broader market volatility. The Central Bank of Kenya grew foreign exchange reserves to an all-time high due to capital inflows, bond issuance and recently a syndicated loan, which helped protect the currency.

The Fund’s local currency position in Ukraine performed well during the period due primarily to its higher yield. The Ukrainian hryvnia initially improved as anti-corruption laws and domestic fiscal policy reform could unlock further International Monetary Fund (“IMF”) financing; however, the currency ended on a weak note.

In Georgia, the currency enjoyed strong momentum in the first couple of months of the period and remained stable through period end due to renewed confidence following a steep devaluation in late 2017. Economic growth

2

American Beacon Frontier Markets Income FundSM

Performance Overview

July 31, 2018 (Unaudited)

recovered, and trade with Russia improved; however, shortly after period end, the currency declined reflecting weakness in the Russian ruble.

The worst performing countries in the Fund included Argentina, Ghana and Uruguay. In Argentina, the peso declined 40% during the period reflecting a loss of confidence in fiscal and monetary policy. In June 2018, the IMF agreed to a $50 billion stand-by credit facility for Argentina, the largest in the IMF’s history; however, Argentina enjoyed only a brief period of stability. Shortly after period end, the currency declined another 25%.

In Ghana, both the currency and sovereign bonds came under pressure as emerging market sentiment turned negative. Despite improving macroeconomic readings, a disinflationary trend and monetary policy easing caused credit spreads to widen and the currency to weaken.

The sell-off in the Argentine peso was accompanied by a sell-off in the Brazilian real (the Fund did not have exposure to the Brazilian real), however, the local contagion spread to the Uruguayan peso and caused the Fund’s position in local currency Uruguayan bonds to underperform as well.

Overall, the sub-advisor’s investment process involves a top-down approach that assesses macroeconomic factors affecting the relationships between developed, emerging and frontier countries, combined with a bottom-up approach to determine the countries in which the Fund will make investments. This investment process has remained consistent since the inception of the Fund.

Top Ten Holdings (% Net Assets)
Kenya Infrastructure Bond, Series 15YR, 12.500%, Due 1/10/2033		2.2
Angolan Government International Bond, 9.500%, Due 11/12/2025		2.1
Nigeria Government Bond, Series 10YR, 16.288%, Due 3/17/2027		1.6
Dominican Republic International Bond, 11.500%, Due 5/10/2024		1.6
Mongolia Government International Bond, 8.750%, Due 3/9/2024		1.6
Bonos de la Nacion Argentina con Ajuste por CER, 3.750%, Due 2/8/2019		1.6
International Finance Corp., 9.500%, Due 5/31/2020		1.5
Ivory Coast Government International Bond, 5.750%, Due 12/31/2032		1.5
Costa Rica Titulos de Propiedad, 9.660%, Due 9/30/2026		1.4
Ivory Coast Government International Bond, 5.750%, Due 12/31/2032		1.4

Total Fund Holdings	150

Top Ten Country Weightings (% Investments)
Egypt		5.5
Kenya		5.4
Ukraine		5.2
Sri Lanka		5.0
Nigeria		4.8
Argentina		4.5
Zambia		4.5
Angola		4.5
Ivory Coast		4.4
Ghana		4.4

Sector Allocation (% Investments)
Foreign Sovereign Obligations		79.8
Credit-Linked Notes		19.9
Financial		0.3

3

American Beacon Frontier Markets Income FundSM

Performance Overview

July 31, 2018 (Unaudited)

Country Allocation (% Investments)
Egypt	5.5
Kenya	5.4
Ukraine	5.2
Sri Lanka	5.0
Nigeria	4.8
Argentina	4.5
Zambia	4.5
Angola	4.5
Ivory Coast	4.4
Ghana	4.4
Uruguay	3.6
Iraq	3.5
Supranational	3.5
Dominican Republic	3.5
Uganda	3.4
Costa Rica	3.0
Mozambique	2.9
Ecuador	2.7
Senegal	2.7
Kazakhstan	2.2
Netherlands	2.2
Mongolia	2.1
Nicaragua	2.0
Kyrgyzstan	1.9
Cameroon	1.5
Georgia	1.5
Tajikistan	1.2
Ethiopia	1.1
Belarus	1.1
Azerbaijan	0.9
Gabon	0.8
Paraguay	0.8
Tunisia	0.8
Malawi	0.7
Suriname	0.7
Armenia	0.7
Gambia	0.4
Tanzania, United Republic Of	0.3
Bosnia & Herzegovina	0.1

4

American Beacon GLG Total Return FundSM

Performance Overview

July 31, 2018 (Unaudited)

The Investor Class of the American Beacon GLG Total Return Fund (the “Fund”) returned 2.97% for the six months ended July 31, 2018. The Fund outperformed the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index (the “Index”) return of 0.98% for the same period. For additional comparison, the JP Morgan EMBI Global Index (hard currency) returned -3.09%, and the JP Morgan GBI-EM Global Diversified Index (local currency) returned -8.75%.

Total Returns for the Period ended July 31, 2018
	Ticker	6 Months*	1 Year	Since Inception 5/20/2016
Institutional Class (1,3)	GLGIX	3.24%	1.73%	4.75%
Y Class (1,3)	GLGYX	3.06%	1.44%	4.55%
Investor Class (1,3)	GLGPX	2.97%	1.23%	4.30%
A without Sales Charge (1,3)	GLGAX	3.07%	1.33%	4.30%
A Class with Sales Charge (1,3)	GLGAX	(1.83)%	(3.47)%	2.00%
C without Sales Charge (1,3)	GLGCX	2.71%	0.51%	3.52%
C Class with Sales Charge (1,3)	GLGCX	1.71%	(0.49)%	3.52%
Ultra Class (1,3)	GLGUX	3.24%	1.73%	4.78%

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index (2)		0.98%	1.62%	1.21%
JPMorgan EMBI Global Index (2)		(3.09)%	(1.09)%	4.09%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the Institutional, A and C Classes of the Fund was waived from Fund inception through 2017 and partially recovered in 2018. Performance prior to waiving fees was lower than actual returns shown through 2017. A portion of fees charged to the Investor and Y Classes of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index represents the London Interbank Offered Rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The JPMorgan EMBI Global Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by emerging market governments. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and Ultra Class shares were 2.10%, 5.32%, 5.15%, 5.63%, 6.38% and 2.10%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The first half of 2018 was a challenging one for emerging market (EM) debt as a combination of U.S. Federal Reserve tightening and an uptick in idiosyncratic risk in key EM economies (such as Argentina and Turkey) led to a significant selloff.

The Fund entered the year with a defensive positioning across all parts of its asset classes. In Local Currency, the Fund held a net short position in EM forwards for most of the first half of the year and a short credit spread duration position for the period. The reason for the defensive positioning is: firstly, the manager started seeing stagnation in the improvement of the current account balances of most of the larger EM countries since post-2013 U.S. tapering. Secondly, the manager’s belief was that these current accounts needed to improve further (i.e. go into surplus) due to the potential for capital outflows from EM.

The Fund has since closed out many of its local currency short positions. While it is still net short, the Fund is much closer to neutral than it was at the start of the year, as this is the asset class that has sold off the most. With regards to Hard Currency, the Fund maintains a similar defensive positioning as the manager believes the correction in that segment of the asset class has not been as meaningful and the positioning there remains crowded.

5

American Beacon GLG Total Return FundSM

Performance Overview

July 31, 2018 (Unaudited)

The largest contributors to performance over the six-month period came from short positions in EM currencies and the Fund’s short positions in hard currency via credit default swaps (CDS). This included short positions in Argentina, Turkey and Lebanon CDS and short currency positions in Brazil and Indonesia. The largest detractors for the period came from a long position in the Argentine Peso, in which the Fund started accumulating in early May. Other detractors included a short position in the Turkish lira and a position in Brazil credit spreads. With regards to Argentina, the manager’s view is that the Argentine peso may stabilize due to the recent actions taken by government authorities, namely a significant hike in rates which has led to high real rates, an International Monetary Fund package and a renewed focus on meeting fiscal targets. In the meantime, the valuation looks cheaper after the selloff and the higher yield offers a cushion to further potential depreciation.

The Fund continues to perform as expected. Over time, the sub-advisor’s consistent top-down and bottom-up approach to emerging-market, fixed-income investing seeks to add value with less volatility than that of the common indices.

Top Ten Holdings (% Net Assets)
United States Treasury Bills, 2.013%, Due 11/15/2018		26.1
United States Treasury Bills, 1.955%, Due 10/4/2018		19.1
United States Treasury Bills, 2.110%, Due 1/3/2019		18.6
United States Treasury Bills, 1.870%, Due 8/30/2018		15.4
United States Treasury Bills, 1.921%, Due 9/6/2018		9.0
United States Treasury Bills, 1.829%, Due 8/2/2018		2.2
Republic of South Africa Government International Bond, 6.875%, Due 5/27/2019		1.5
Republic of South Africa Government International Bond, 5.500%, Due 3/9/2020		1.2
Petroleos Mexicanos, 6.000%, Due 3/5/2020		0.8
Indonesia Government International Bond, 11.625%, Due 3/4/2019		0.8

Total Fund Holdings	19

		Fund	[1]
Sector Exposures (%)	Long/(Short)
Foreign Sovereign		4.1
South Africa	2.7
Indonesia	0.8
Columbia	0.5
Brazil	0.1
Foreign Corporate Obligations		2.4
Energy	1.7
Financial	0.7
Cash & Cash Equivalent		90.4

U.S. dollar denominated.

[1]

Percentages represent the Fund’s risk-based, notional exposure as a percentage of the Fund’s total net assets. Due to the use of derivative instruments, which typically introduce leverage, percentages may not add to 100%.

Country Allocation (% Investments)
United States	93.3
South Africa	2.7
British Virgin Islands	1.0
Mexico	0.8
Indonesia	0.8
India	0.7
Colombia	0.6
Brazil	0.1

6

American Beacon FundsSM

Expense Examples

July 31, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from February 1, 2018 through July 31, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

7

American Beacon FundsSM

Expense Examples

July 31, 2018 (Unaudited)

American Beacon Frontier Markets Income Fund
	Beginning Account Value 2/1/2018	Ending Account Value 7/31/2018	Expenses Paid During Period 2/1/2018-7/31/2018*
Institutional Class
Actual	$1,000.00	$983.90	$5.51
Hypothetical**	$1,000.00	$1,019.20	$5.61
Y Class
Actual	$1,000.00	$983.80	$5.75
Hypothetical**	$1,000.00	$1,019.00	$5.86
Investor Class
Actual	$1,000.00	$983.00	$6.39
Hypothetical**	$1,000.00	$1,018.30	$6.51
A Class
Actual	$1,000.00	$980.90	$7.61
Hypothetical**	$1,000.00	$1,017.10	$7.75
C Class
Actual	$1,000.00	$978.70	$10.89
Hypothetical**	$1,000.00	$1,013.80	$11.08

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.12%, 1.17%, 1.30%, 1.55%, and 2.22% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon GLG Total Return Fund
	Beginning Account Value 2/1/2018	Ending Account Value 7/31/2018	Expenses Paid During Period 2/1/2018-7/31/2018*
Institutional Class
Actual	$1,000.00	$1,032.40	$5.29
Hypothetical**	$1,000.00	$1,019.60	$5.26
Y Class
Actual	$1,000.00	$1,030.60	$5.79
Hypothetical**	$1,000.00	$1,019.10	$5.76
Investor Class
Actual	$1,000.00	$1,029.70	$7.20
Hypothetical**	$1,000.00	$1,017.70	$7.15
A Class
Actual	$1,000.00	$1,030.70	$7.30
Hypothetical**	$1,000.00	$1,017.60	$7.25
C Class
Actual	$1,000.00	$1,026.10	$11.05
Hypothetical**	$1,000.00	$1,013.90	$10.99
Ultra Class
Actual	$1,000.00	$1,032.40	$4.79
Hypothetical**	$1,000.00	$1,020.10	$4.76

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.05%, 1.15%, 1.43%, 1.45%, 2.20%, and 0.95% for the Institutional, Y, Investor, A, C, and Ultra Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

8

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount*		Fair Value

Angola - 3.84%
Credit-Linked Notes - 0.50%
Republic of Angola (Issuer Aurora Australis B.V.), 8.032%, Due 12/19/2023, (6-mo. USD LIBOR + 6.250%)A B		$1,031,250	$1,033,249
USD - AOA Non-Deliverable Forward Foreign Currency Contract (Issuer Standard Chartered Bank), 25.580%, Due 9/7/2018C E		375,000	309,940

Total Credit-Linked Notes			1,343.189

Foreign Sovereign Obligations - 3.34%
Angolan Government International Bond,
9.500%, Due 11/12/2025B		4,950,000	5,618,250
8.250%, Due 5/9/2028B		2,280,000	2,362,536
9.375%, Due 5/8/2048B		985,000	1,043,454

Total Foreign Sovereign Obligations			9,024,240

Total Angola (Cost $9,904,670)			10,367,429

Argentina - 3.76%
Foreign Sovereign Obligations - 3.76%
Argentina Bonar Bonds,
35.842%, Due 3/11/2019, (BADLARP Index + 2.500%)A	ARS	50,441,687	1,773,761
36.087%, Due 3/1/2020, (BADLARP Index + 3.250%)A	ARS	4,500,000	162,913
36.496%, Due 4/3/2022, (BADLARP Index + 2.000%)A	ARS	42,100,000	1,387,448
Argentine Bonos del Tesoro,
21.200%, Due 9/19/2018	ARS	15,850,000	562,562
18.200%, Due 10/3/2021	ARS	11,600,000	346,879
16.000%, Due 10/17/2023	ARS	16,250,000	522,088
Bonos de la Nacion Argentina con Ajuste por CER, 3.750%, Due 2/8/2019D	ARS	102,000,000	4,158,027
Provincia de Buenos Aires,
36.554%, Due 5/31/2022, (BADLARP Index + 3.830%)A	ARS	9,500,000	292,472
38.473%, Due 4/12/2025B E	ARS	33,000,000	965,422

Total Foreign Sovereign Obligations			10,171,572

Total Argentina (Cost $14,370,305)			10,171,572

Armenia - 0.56% (Cost $1,500,000)
Credit-Linked Notes - 0.56%
Republic of Armenia Treasury Bonds (Issuer Frontera Capital B.V.), 10.000%, Due 5/7/2021E F		1,500,000	1,511,607

Azerbaijan - 0.75% (Cost $2,000,000)
Credit-Linked Notes - 0.75%
Republic of Azerbaijan (Issuer Frontera Capital B.V.), 14.000%, Due 3/30/2020, Series BE F		2,000,000	2,023,080

Belarus - 0.93%
Foreign Sovereign Obligations - 0.93%
Republic of Belarus International Bond,
6.875%, Due 2/28/2023B		1,710,000	1,789,105
7.625%, Due 6/29/2027B		685,000	735,758

Total Foreign Sovereign Obligations			2,524,863

Total Belarus (Cost $2,468,245)			2,524,863

Bosnia & Herzegovina - 0.05% (Cost $185,770)
Foreign Sovereign Obligations - 0.05%
Bosnia & Herzegovina Government International Bond, 0.500%, Due 12/20/2021, Series B, (6-mo. EUR LIBOR + 0.813%)A B I	EUR	291,667	148,224

Cameroon, United Republic Of - 1.28% (Cost $3,452,835)
Foreign Sovereign Obligations - 1.28%
Republic of Cameroon International Bond, 9.500%, Due 11/19/2025B		3,200,000	3,466,022

See accompanying notes

9

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount*		Fair Value

Costa Rica - 2.53%
Foreign Sovereign Obligations - 2.53%
Costa Rica Titulos de Propiedad,
8.050%, Due 9/18/2024B	CRC	950,000,000	$1,557,680
9.660%, Due 9/30/2026B	CRC	2,250,000,000	3,866,820
10.580%, Due 9/26/2029B	CRC	800,000,000	1,413,073

Total Foreign Sovereign Obligations			6,837,573

Total Costa Rica (Cost $7,008,649)			6,837,573

Dominican Republic - 2.96%
Foreign Sovereign Obligations - 2.96%
Dominican Republic Bond, 10.500%, Due 4/7/2023B	DOP	57,000,000	1,189,410
Dominican Republic International Bond,
8.900%, Due 2/15/2023B	DOP	122,000,000	2,487,247
11.500%, Due 5/10/2024B	DOP	200,000,000	4,334,272

Total Foreign Sovereign Obligations			8,010,929

Total Dominican Republic (Cost $8,415,778)			8,010,929

Ecuador - 2.33%
Foreign Sovereign Obligations - 2.33%
Ecuador Government International Bond,
10.500%, Due 3/24/2020B		$1,400,000	1,474,900
8.750%, Due 6/2/2023B		660,000	658,350
7.950%, Due 6/20/2024B		1,000,000	962,500
9.650%, Due 12/13/2026B		1,550,000	1,561,625
9.625%, Due 6/2/2027B		500,000	502,850
8.875%, Due 10/23/2027B		1,200,000	1,158,000

Total Foreign Sovereign Obligations			6,318,225

Total Ecuador (Cost $6,455,622)			6,318,225

Egypt - 4.67%
Foreign Sovereign Obligations - 4.67%
Egypt Government Bond,
17.180%, Due 5/9/2027, Series 10YR	EGP	14,500,000	808,306
15.700%, Due 11/7/2027, Series 10YR	EGP	10,000,000	512,564
Egypt Treasury Bills,
17.500%, Due 10/16/2018, Series 364D	EGP	10,000,000	539,451
17.700%, Due 11/13/2018, Series 364D	EGP	33,000,000	1,754,765
18.400%, Due 11/27/2018, Series 364D	EGP	10,000,000	528,094
17.901%, Due 12/11/2018, Series 364D	EGP	12,000,000	629,374
17.250%, Due 1/8/2019, Series 364D	EGP	41,000,000	2,121,191
16.638%, Due 1/22/2019, Series 364D	EGP	70,000,000	3,597,036
16.480%, Due 3/5/2019, Series 364D	EGP	20,000,000	1,007,941
19.501%, Due 4/30/2019, Series 364D	EGP	23,000,000	1,130,478

Total Foreign Sovereign Obligations			12,629,200

Total Egypt (Cost $12,805,109)			12,629,200

Ethiopia - 0.94%
Foreign Sovereign Obligations - 0.94%
Ethiopia International Bond,
6.625%, Due 12/11/2024B		900,000	917,978
6.625%, Due 12/11/2024B		1,600,000	1,631,962

Total Foreign Sovereign Obligations			2,549,940

Total Ethiopia (Cost $2,479,978)			2,549,940

Gabon - 0.71%
Foreign Sovereign Obligations - 0.71%
Gabon Government International Bond,
6.375%, Due 12/12/2024B		1,150,000	1,074,953
6.950%, Due 6/16/2025B		900,000	852,493

Total Foreign Sovereign Obligations			1,927,446

Total Gabon (Cost $2,014,180)			1,927,446

See accompanying notes

10

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount*		Fair Value

Gambia - 0.34% (Cost $976,845)
Credit-Linked Notes - 0.34%
Republic of Gambia (Zambezi B.V.), 11.180%, Due 9/11/2020E F		$976,984	$926,240

Georgia - 1.24%
Credit-Linked Notes - 1.24%
Georgia Government (Issuer Frontera Capital B.V.), 10.000%, Due 8/4/2021B E		1,250,000	1,408,293
Georgia Government (Issuer Zambezi B.V.), 9.500%, Due 8/9/2022F		2,000,000	1,942,979

Total Credit-Linked Notes			3,351,272

Total Georgia (Cost $3,250,000)			3,351,272

Ghana - 3.76%
Credit-Linked Notes - 0.10%
Ghana Promissory Notes (Issued Saderea DAC), 12.500%, Due 11/30/2026B		243,536	266,063

Foreign Sovereign Obligations - 3.66%
Ghana Government Bond,
16.500%, Due 3/22/2021, Series 3Y	GHS	3,900,000	785,673
24.750%, Due 7/19/2021, Series 5YR	GHS	5,300,000	1,270,630
18.750%, Due 1/24/2022, Series 5YR	GHS	2,000,000	425,122
18.250%, Due 7/25/2022, Series 5Y	GHS	11,225,000	2,350,754
16.500%, Due 2/6/2023, Series 5Y	GHS	8,200,000	1,622,742
19.000%, Due 11/2/2026, Series 10Y	GHS	15,875,000	3,438,373

Total Foreign Sovereign Obligations			9,893,294

Total Ghana (Cost $11,072,597)			10,159,357

Iraq - 3.00%
Foreign Sovereign Obligations - 3.00%
Iraq International Bond,
6.752%, Due 3/9/2023B		3,080,000	3,065,795
5.800%, Due 1/15/2028B		1,750,000	1,648,878
5.800%, Due 1/15/2028B		3,600,000	3,391,978

Total Foreign Sovereign Obligations			8,106,651

Total Iraq (Cost $7,765,148)			8,106,651

Ivory Coast - 3.79%
Foreign Sovereign Obligations - 3.79%
Ivory Coast Government International Bond,
6.375%, Due 3/3/2028B		500,000	486,304
5.250%, Due 3/22/2030B	EUR	1,910,000	2,171,069
5.750%, Due 12/31/2032B E G		4,116,250	3,926,079
5.750%, Due 12/31/2032B E G		3,838,750	3,661,400

Total Foreign Sovereign Obligations			10,244,852

Total Ivory Coast (Cost $10,571,006)			10,244,852

Kazakhstan - 1.90%
Credit-Linked Notes - 1.90%
Development Bank of Kazakhstan JSC, 8.950%, Due 5/4/2023B	KZT	206,250,000	586,693
National Bank of Kazakhstan (Issuer Citigroup Global Markets Holdings, Inc.),
7.750%, Due 9/11/2018B	KZT	128,806,961	366,923
7.900%, Due 10/15/2018	KZT	618,439,888	1,750,012
0.000%, Due 2/8/2019B H	KZT	124,000,000	341,276
0.000%, Due 3/15/2019B H	KZT	520,000,000	1,420,945
National Bank of Kazakhstan (Issuer ICBC Standard Bank PLC), 0.000%, Due 2/8/2019B H	KZT	250,000,000	682,575

Total Credit-Linked Notes			5,148,424

Total Kazakhstan (Cost $5,419,770)			5,148,424

See accompanying notes

11

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount*		Fair Value

Kenya - 4.64%
Foreign Sovereign Obligations - 4.64%
Kenya Infrastructure Bond,
12.000%, Due 9/18/2023, Series 12YR	KES	57,400,000	$575,973
12.500%, Due 11/18/2024	KES	100,000,000	1,037,660
11.000%, Due 12/2/2024, Series 9YR	KES	75,000,000	730,872
12.500%, Due 5/12/2025, Series 9YR	KES	36,000,000	371,376
11.000%, Due 10/12/2026, Series 12YR	KES	100,000,000	974,245
12.000%, Due 10/6/2031, Series 15YR	KES	288,000,000	2,938,566
12.500%, Due 1/10/2033, Series 15YR	KES	571,000,000	5,937,786

Total Foreign Sovereign Obligations			12,566,478

Total Kenya (Cost $12,040,962)			12,566,478

Kyrgyzstan - 1.59%
Credit-Linked Notes - 1.59%
Kyrgyz Republic (Issuer Frontera Capital B.V.), 8.000%, Due 1/31/2020F	KGS	132,958,171	2,040,281
Kyrgyz Republic (Issuer Zambezi B.V.), 13.980%, Due 4/10/2028F	KGS	180,000,000	2,266,794

Total Credit-Linked Notes			4,307,075

Total Kyrgyzstan (Cost $4,335,180)			4,307,075

Malawi - 0.58%
Credit-Linked Notes - 0.58%
Republic of Malawi (Issuer Zambezi B.V.),
15.100%, Due 10/19/2018F		$450,000	493,560
12.000%, Due 10/8/2020F		1,100,000	1,082,253

Total Credit-Linked Notes			1,575,813

Total Malawi (Cost $1,610,901)			1,575,813

Mongolia - 1.84%
Foreign Sovereign Obligations - 1.84%
Mongolia Government International Bond,
8.750%, Due 3/9/2024B		3,900,000	4,304,352
8.750%, Due 3/9/2024B		600,000	662,208

Total Foreign Sovereign Obligations			4,966,560

Total Mongolia (Cost $5,000,003)			4,966,560

Mozambique - 2.29%
Credit-Linked Notes - 1.71%
Mozambique Government Bonds (Issuer ICBC Standard Bank PLC),
1.000%, Due 4/23/2019E	MZN	20,100,000	90,216
27.000%, Due 2/26/2020	MZN	180,000,000	3,001,488
Republic of Mozambique (Issuer ICBC Standard Bank PLC), 19.000%, Due 3/28/2021B E F	MZN	90,500,000	1,528,365

Total Credit-Linked Notes			4,620,069

Foreign Sovereign Obligations - 0.58%
Mozambique International Bond, 10.500%, Due 1/18/2023B		1,900,000	1,584,068

Total Mozambique (Cost $6,241,240)			6,204,137

Netherlands - 1.85%
Foreign Corporate Obligations - 0.32%
Frontera Capital B.V., 8.000%, Due 5/26/2025	KGS	70,000,000	867,852

Foreign Sovereign Obligations - 1.53%
Nederlandse Financierings Maatschappij voor Ontwikkelingslanden N.V.,
7.350%, Due 9/11/2020, Series EMTNB		650,000	683,837
7.140%, Due 4/6/2021, Series EMTNE		3,500,000	3,457,219

Total Foreign Sovereign Obligations			4,141,056

Total Netherlands (Cost $5,027,590)			5,008,908

See accompanying notes

12

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount*		Fair Value

Nicaragua - 1.67%
Credit-Linked Notes - 1.62%
Empresa Administadora de Aeropuertos Internacionales (Issuer Zambezi B.V.), 7.000%, Due 4/8/2024E F		$2,000,000	$1,904,639
Republic of Nicaragua (Issuer Zambezi B.V.), 6.750%, Due 8/5/2022F		2,400,000	2,469,828

Total Credit-Linked Notes			4,374,467

Foreign Sovereign Obligations - 0.05%
Nicaragua Government International Bond, 5.000%, Due 2/1/2019E G		138,770	133,219

Total Nicaragua (Cost $4,537,726)			4,507,686

Nigeria - 4.13%
Foreign Sovereign Obligations - 4.13%
Nigeria Government Bond,
15.540%, Due 2/13/2020, Series 5YR	NGN	310,000,000	878,804
14.500%, Due 7/15/2021, Series 5YR	NGN	559,000,000	1,574,031
16.288%, Due 3/17/2027, Series 10YR	NGN	1,438,000,000	4,419,239
13.980%, Due 2/23/2028, Series 10YR	NGN	560,000,000	1,521,944
16.250%, Due 4/18/2037, Series 20YR	NGN	888,958,000	2,777,104

Total Foreign Sovereign Obligations			11,171,122

Total Nigeria (Cost $11,213,793)			11,171,122

Paraguay - 0.70% (Cost $2,000,460)
Credit-Linked Notes - 0.70%
Municipalidad De Asuncion (Issuer Zambezi B.V.), 11.000%, Due 3/23/2027F		2,000,000	1,893,076

Senegal - 2.31%
Foreign Sovereign Obligations - 2.31%
Senegal Government International Bond,
6.250%, Due 7/30/2024B		1,350,000	1,368,630
4.750%, Due 3/13/2028B	EUR	2,000,000	2,283,366
6.750%, Due 3/13/2048B		2,860,000	2,588,586

Total Foreign Sovereign Obligations			6,240,582

Total Senegal (Cost $6,673,781)			6,240,582

Sri Lanka - 4.27%
Foreign Sovereign Obligations - 4.27%
Sri Lanka Government Bonds,
9.250%, Due 5/1/2020	LKR	30,000,000	187,016
10.750%, Due 3/1/2021, Series A	LKR	26,000,000	166,547
9.000%, Due 5/1/2021, Series A	LKR	465,000,000	2,852,706
11.000%, Due 8/1/2021, Series A	LKR	420,000,000	2,706,123
11.500%, Due 5/15/2023, Series A	LKR	180,000,000	1,180,074
11.400%, Due 1/1/2024, Series A	LKR	200,000,000	1,306,112
11.000%, Due 8/1/2024, Series A	LKR	315,000,000	2,032,568
11.500%, Due 9/1/2028	LKR	168,000,000	1,126,753

Total Foreign Sovereign Obligations			11,557,899

Total Sri Lanka (Cost $11,888,381)			11,557,899

Supranational - 2.98%
Foreign Sovereign Obligations - 2.98%
European Bank for Reconstruction & Development,
6.990%, Due 12/6/2018E	GEL	2,200,000	896,654
2.129%, Due 12/20/2018E	GEL	2,900,000	1,180,146
13.750%, Due 10/9/2019B		904,359	737,324

See accompanying notes

13

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount*		Fair Value

Supranational - 2.98% (continued)
Foreign Sovereign Obligations - 2.98% (continued)
European Bank for Reconstruction & Development, (continued)
9.800%, Due 3/16/2020B		$700,000	$686,921
9.500%, Due 6/21/2021B		500,000	497,930
International Finance Corp., 9.500%, Due 5/31/2020	UZS	32,000,000,000	4,069,056

Total Foreign Sovereign Obligations			8,068,031

Total Supranational (Cost $7,961,236)			8,068,031

Suriname - 0.57% (Cost $1,616,748)
Foreign Sovereign Obligations - 0.57%
Republic of Suriname, 9.250%, Due 10/26/2026B		1,600,000	1,552,000

Tajikistan - 1.07% (Cost $3,200,262)
Foreign Sovereign Obligations - 1.07%
Republic of Tajikistan International Bond, 7.125%, Due 9/14/2027B		3,230,000	2,881,573

Tunisia - 0.67% (Cost $1,919,169)
Foreign Sovereign Obligations - 0.67%
Banque Centrale de Tunisie International Bond, 5.750%, Due 1/30/2025B		2,000,000	1,823,000

Uganda - 2.90%
Foreign Sovereign Obligations - 2.90%
Republic of Uganda Government Bonds,
10.750%, Due 9/6/2018	UGX	1,925,000,000	520,933
18.375%, Due 2/18/2021, Series 5YR	UGX	1,000,000,000	283,537
16.500%, Due 5/13/2021, Series 5YR	UGX	4,355,000,000	1,186,152
16.750%, Due 10/28/2021	UGX	6,940,000,000	1,895,703
14.125%, Due 7/7/2022	UGX	8,300,000,000	2,098,276
19.500%, Due 12/18/2025, Series 10YR	UGX	4,000,000,000	1,208,501
16.000%, Due 5/6/2027	UGX	2,500,000,000	652,395

Total Foreign Sovereign Obligations			7,845,497

Total Uganda (Cost $8,673,787)			7,845,497

Ukraine - 4.30%
Credit-Linked Notes - 4.30%
Ukraine Government Bonds (Issuer Citigroup Global Markets Holdings, Inc.),
15.090%, Due 3/6/2019	UAH	27,000,000	1,007,077
13.300%, Due 8/2/2019B	UAH	15,150,000	586,701
13.460%, Due 6/12/2020B	UAH	14,840,000	533,666
13.500%, Due 8/21/2020B	UAH	37,000,000	1,327,315
14.160%, Due 10/14/2022B	UAH	52,000,000	1,842,969
14.160%, Due 10/17/2022B	UAH	45,000,000	1,594,218
15.970%, Due 4/19/2023B	UAH	27,500,000	1,010,267
Ukraine Government Bonds (Issuer ICBC Standard Bank PLC),
15.740%, Due 1/15/2020B	UAH	32,000,000	1,110,406
14.910%, Due 10/14/2022	UAH	74,000,000	2,611,748

Total Credit-Linked Notes			11,624,367

Total Ukraine (Cost $12,465,320)			11,624,367

United Republic Of Tanzania - 0.28% (Cost $764,045)
Credit-Linked Notes - 0.28%
United Republic of Tanzania (Issuer Zambezi B.V.), 8.650%, Due 4/23/2021F	TZS	1,700,000,000	744,822

Uruguay - 3.08%
Foreign Sovereign Obligations - 3.08%
Uruguay Government International Bond,
9.875%, Due 6/20/2022B	UYU	48,203,000	1,565,709
8.500%, Due 3/15/2028B	UYU	65,802,000	1,880,827

See accompanying notes

14

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount*		Fair Value

Uruguay - 3.08% (continued)
Foreign Sovereign Obligations - 3.08% (continued)
Uruguay Monetary Regulation Bill,
0.000%, Due 1/11/2019, Series 0001H	UYU	70,500,000	$2,213,966
0.000%, Due 4/5/2019, Series 0001H	UYU	40,000,000	1,227,584
Uruguay Notas del Tesoro, 13.900%, Due 7/29/2020, Series 8	UYU	40,750,000	1,433,759

Total Foreign Sovereign Obligations			8,321,845

Total Uruguay (Cost $9,174,561)			8,321,845

Zambia - 3.86%
Foreign Sovereign Obligations - 3.86%
Zambia Government Bond,
11.000%, Due 8/31/2019, Series 5YR	ZMW	4,800,000	426,582
11.000%, Due 2/16/2020, Series 5YR	ZMW	500,000	42,536
11.000%, Due 5/26/2020, Series 5YR	ZMW	23,100,000	1,913,240
11.000%, Due 8/29/2021, Series 5YR	ZMW	21,000,000	1,563,289
12.000%, Due 5/23/2023, Series 7YR	ZMW	6,100,000	419,298
12.000%, Due 11/21/2023, Series 7YR	ZMW	14,900,000	999,006
12.000%, Due 4/23/2025, Series 7YR	ZMW	16,500,000	1,040,700
13.000%, Due 8/29/2026, Series 10YR	ZMW	42,500,000	2,739,360
13.000%, Due 12/18/2027, Series 10YR	ZMW	7,000,000	433,833
Zambia Government International Bond, 8.970%, Due 7/30/2027B		$950,000	853,586

Total Foreign Sovereign Obligations			10,431,430

Total Zambia (Cost $12,367,833)			10,431,430

	Shares

SHORT-TERM INVESTMENTS - 11.74% (Cost $31,758,221)
Investment Companies - 11.74%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%J K		31,758,221	31,758,221

TOTAL INVESTMENTS - 96.66% (Cost $272,587,706)			261,473,028
OTHER ASSETS, NET OF LIABILITIES - 3.34%			9,022,133

TOTAL NET ASSETS - 100.00%			$270,495,161

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on July 31, 2018.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C The rate represents the implied yield as determined from the foreign currency exchange rates structured into the reference entity. The actual yield will depend on movements in the foreign currency exchange rates in the future.

D Inflation-Indexed Note.

E Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

F Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $20,827,524 or 7.70% of net assets. The Fund has no right to demand registration of these securities.

G Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at July 31, 2018. The maturity date disclosed represents the final maturity date.

H Zero coupon bond.

I Value was determined using significant unobservable inputs.

J The Fund is affiliated by having the same investment advisor.

K 7-day yield.

BADLARP - Benchmark rate provided by the Banco Central de la Republica Argentina.

LIBOR - London Interbank Offered Rate.

PLC - Public Limited Company.

See accompanying notes

15

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Forward Foreign Currency Contracts Open on July 31, 2018:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AZN	1,021,414	USD	1,000,000	9/17/2018	ICBC	$21,414	$-	$21,414
KZT	1,199,479	USD	1,200,000	10/26/2018	ICBC	-	(521)	(521)
KZT	1,875,139	USD	2,000,000	12/14/2018	ICBC	-	(124,861)	(124,861)
AZN	1,034,886	USD	999,999	12/17/2018	ICBC	34,887	-	34,887
KZT	1,120,125	USD	1,200,001	2/4/2019	ICBC	-	(79,876)	(79,876)
KZT	1,869,748	USD	2,000,000	3/4/2019	ICBC	-	(130,252)	(130,252)
KZT	473,242	USD	500,000	4/12/2019	ICBC	-	(26,758)	(26,758)
DZD	154,632	USD	150,000	8/28/2018	MSC	4,632	-	4,632
USD	4,942,161	EUR	4,926,706	9/14/2018	SSB	15,455	-	15,455

						$76,388	$(362,268)	$(285,880)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
ICBC	ICBC Standard Bank PLC
MSC	Morgan Stanley & Co. Inc.
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
ARS	Argentine Peso
AZN	Azerbaijani Manat
CRC	Costa Rican Colon
DOP	Dominican Peso
DZD	Algerian Dinars
EGP	Egyptian Pound
EUR	Euro
GEL	Georgian Lari
GHS	Ghanaian Cedi
KES	Kenyan Shilling
KGS	Kyrgyzstani Som
KZT	Kazakhstani Tenge
LKR	Sri Lankan Rupee
MZN	Mozambique Metical
NGN	Nigerian Naira
TZS	Tanzanian Shilling
UAH	Ukrainian Hryvnia
UGX	Ugandan Shilling
USD	United States Dollar
UYU	Uruguayan Peso
UZS	Uzbekistani Som
ZMW	Zambian Kwacha

See accompanying notes

16

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2018, the investments were classified as described below:

Frontier Markets Income Fund	Level 1	Level 2	Level 3	Total
Assets
Credit-Linked Notes
Angola	$-	$1,343,189	$-	$1,343,189
Armenia	-	1,511,607	-	1,511,607
Azerbaijan	-	2,023,080	-	2,023,080
Gambia	-	926,240	-	926,240
Georgia	-	3,351,272	-	3,351,272
Ghana	-	266,063	-	266,063
Kazakhstan	-	5,148,424	-	5,148,424
Kyrgyzstan	-	4,307,075	-	4,307,075
Malawi	-	1,575,813	-	1,575,813
Mozambique	-	4,620,069	-	4,620,069
Nicaragua	-	4,374,467	-	4,374,467
Paraguay	-	1,893,076	-	1,893,076
Ukraine	-	11,624,367	-	11,624,367
United Republic of Tanzania	-	744,822	-	744,822
Foreign Sovereign Obligations
Angola	-	9,024,240	-	9,024,240
Argentina	-	10,171,572	-	10,171,572
Belarus	-	2,524,863	-	2,524,863
Bosnia & Herzegovina	-	-	148,224	148,224
Cameroon	-	3,466,022	-	3,466,022
Costa Rica	-	6,837,573	-	6,837,573
Dominican Republic	-	8,010,929	-	8,010,929
Ecuador	-	6,318,225	-	6,318,225
Egypt	-	12,629,200	-	12,629,200
Ethiopia	-	2,549,940	-	2,549,940
Gabon	-	1,927,446	-	1,927,446
Ghana	-	9,893,294	-	9,893,294
Iraq	-	8,106,651	-	8,106,651
Ivory Coast	-	10,244,852	-	10,244,852
Kenya	-	12,566,478	-	12,566,478
Mongolia	-	4,966,560	-	4,966,560
Mozambique	-	1,584,068	-	1,584,068
Netherlands	-	4,141,056	-	4,141,056
Nicaragua	-	133,219	-	133,219
Nigeria	-	11,171,122	-	11,171,122
Senegal	-	6,240,582	-	6,240,582
Sri Lanka	-	11,557,899	-	11,557,899
Supranational	-	8,068,031	-	8,068,031
Suriname	-	1,552,000	-	1,552,000
Tajikistan	-	2,881,573	-	2,881,573
Tunisia	-	1,823,000	-	1,823,000
Uganda	-	7,845,497	-	7,845,497
Uruguay	-	8,321,845	-	8,321,845
Zambia	-	10,431,430	-	10,431,430
Foreign Corporate Obligations
Netherlands	-	867,852	-	867,852
Short-Term Investments	31,758,221	-	-	31,758,221

Total Investments in Securities - Assets	$31,758,221	$229,566,583	$148,224	$261,473,028

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$-	$76,388	$-	$76,388

Total Financial Derivative Instruments - Assets	$-	$76,388	$-	$76,388

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(362,268)	$-	$(362,268)

Total Financial Derivative Instruments - Liabilities	$-	$(362,268)	$-	$(362,268)

See accompanying notes

17

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended July 31, 2018, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 1/31/2018	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 7/31/2018	Change in Unrealized Appreciation (Depreciation) at Period end**
Foreign Sovereign Obligations	$176,155	$-	$24,741	$2,153	$(1,724)	$(3,619)	$-	$-	$148,224	$(37,545)

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The foreign sovereign obligations, classified as Level 3, were valued using single broker quotes. The principal amount of these securities, valued at $148,224, have been deemed level 3 due to limited market transparency and/or lack of corroboration to support the quoted prices.

See accompanying notes

18

American Beacon GLG Total Return FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

	Principal Amount	Fair Value

Brazil - 0.14% (Cost $1,008,142)
Foreign Sovereign Obligations - 0.14%
Banco Nacional de Desenvolvimento Economico e Social, 4.000%, Due 4/14/2019A	$1,000,000	$1,002,980

British Virgin Islands - 0.93%
Foreign Corporate Obligations - 0.93%
CNPC General Capital Ltd., 2.750%, Due 5/14/2019A	4,850,000	4,826,465
Sinopec Group Overseas Development Ltd.,
2.500%, Due 10/17/2018A	1,500,000	1,497,948
2.750%, Due 4/10/2019A	250,000	249,118
2.125%, Due 5/3/2019A	250,000	247,750

Total Foreign Corporate Obligations		6,821,281

Total British Virgin Islands (Cost $6,870,211)		6,821,281

Colombia - 0.56% (Cost $4,131,192)
Foreign Sovereign Obligations - 0.56%
Colombia Government International Bond, 7.375%, Due 3/18/2019	4,000,000	4,110,000

India - 0.66%
Foreign Corporate Obligations - 0.66%
ICICI Bank Ltd., 4.800%, Due 5/22/2019A	4,339,000	4,382,794
State Bank of India, 3.622%, Due 4/17/2019A	500,000	499,978

Total Foreign Corporate Obligations		4,882,772

Total India (Cost $4,921,955)		4,882,772

Indonesia - 0.75% (Cost $5,597,059)
Foreign Sovereign Obligations - 0.75%
Indonesia Government International Bond, 11.625%, Due 3/4/2019A	5,300,000	5,565,058

Mexico - 0.82% (Cost $6,080,188)
Foreign Corporate Obligations - 0.82%
Petroleos Mexicanos, 6.000%, Due 3/5/2020	5,853,000	6,037,194

South Africa - 2.66%
Foreign Sovereign Obligations - 2.66%
Republic of South Africa Government International Bond,
6.875%, Due 5/27/2019	10,750,000	11,042,895
5.500%, Due 3/9/2020	8,300,000	8,538,940

Total Foreign Sovereign Obligations		19,581,835

Total South Africa (Cost $19,760,171)		19,581,835

	Shares
SHORT-TERM INVESTMENTS - 91.22%
Investment Companies - 0.85%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.82%B C	6,228,469	6,228,469

	Par Amount
U.S. Treasury Obligations - 90.37%
U.S. Treasury Bills,
1.829%, Due 8/2/2018	$16,400,000	16,399,180
1.870%, Due 8/30/2018	113,600,000	113,426,028
1.921%, Due 9/6/2018	66,500,000	66,374,315
1.955%, Due 10/4/2018	140,800,000	140,317,525
2.013%, Due 11/15/2018	193,000,000	191,861,314
2.110%, Due 1/3/2019	137,900,000	136,652,412

Total U.S. Treasury Obligations		665,030,774

Total Short-Term Investments (Cost $671,310,927)		671,259,243

TOTAL INVESTMENTS - 97.74% (Cost $719,679,845)		719,260,363
OTHER ASSETS, NET OF LIABILITIES - 2.26%		16,635,935

TOTAL NET ASSETS - 100.00%		$735,896,298

Percentages are stated as a percent of net assets.

See accompanying notes

19

American Beacon GLG Total Return FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

A Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

Centrally Cleared Swap Agreements Outstanding on July 31, 2018:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Pay	1-Day BRL-CDI	8.75	1/4/2021	BRL	24,500	$-	$(1,415)	$(1,415)
Pay	1-Day BRL-CDI	9.10	1/4/2021	BRL	70,000	-	(131,740)	(131,740)
Pay	1-Day BRL-CDI	9.17	1/4/2021	BRL	191,800	-	(430,215)	(430,215)
Pay	1-Day BRL-CDI	9.30	1/4/2021	BRL	24,800	-	(72,787)	(72,787)
Pay	1-Day BRL-CDI	10.36	1/4/2021	BRL	76,400	-	(628,955)	(628,955)
Pay	1-Day BRL-CDI	10.26	1/4/2021	BRL	80,900	-	(627,835)	(627,835)
Pay	1-Day BRL-CDI	9.84	1/4/2021	BRL	41,000	-	(231,959)	(231,959)
Pay	1-Day BRL-CDI	9.53	1/4/2021	BRL	187,700	-	(767,112)	(767,112)

						$-	$(2,892,018)	$(2,892,018)

OTC Swap Agreements Outstanding on July 31, 2018:

Credit Default Swaps on Corporate and Sovereign Securities - Buy Protection(1)

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 7/31/2018(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
Lebanese Republic	BRC	1.00	12/20/2019	5.3983	USD	150	$6,351	$8,680	$2,329
Lebanese Republic	BCC	1.00	6/20/2021	6.0040	USD	200	18,860	24,190	5,330
Lebanese Republic	BRC	1.00	6/20/2021	6.0040	USD	275	27,711	33,262	5,551
Russian Federation	BRC	1.00	6/20/2021	0.9733	USD	500	17,994	(724)	(18,718)
Lebanese Republic	BCC	1.00	12/20/2021	6.0019	USD	15,000	1,523,559	2,109,437	585,878
Lebanese Republic	BRC	1.00	12/20/2021	6.0019	USD	800	83,017	112,503	29,486
Lebanese Republic	BRC	1.00	12/20/2021	6.0019	USD	3,000	369,042	421,887	52,845
Republic Of Indonesia	BRC	1.00	12/20/2021	0.7846	USD	800	13,116	(5,350)	(18,466)
Republic Of Indonesia	BRC	1.00	12/20/2021	0.7846	USD	1,000	17,301	(6,688)	(23,989)
Republic Of Kazakhstan	BRC	1.00	12/20/2021	0.5553	USD	800	16,254	(12,746)	(29,000)
Republic Of Kazakhstan	BRC	1.00	12/20/2021	0.5553	USD	15,000	314,549	(238,985)	(553,534)
Republic Of Kazakhstan	BRC	1.00	12/20/2021	0.5553	USD	250	8,020	(3,983)	(12,003)
Republic Of Kazakhstan	BRC	1.00	12/20/2021	0.5553	USD	3,000	93,547	(47,797)	(141,344)
Republic Of South Africa	BRC	1.00	12/20/2021	1.3899	USD	2,000	67,739	23,030	(44,709)
Republic Of South Africa	BRC	1.00	12/20/2021	1.3899	USD	1,500	48,589	17,272	(31,317)
Republic Of South Africa	BRC	1.00	12/20/2021	1.3899	USD	6,000	196,619	69,089	(127,530)
Republic Of Kazakhstan	CBK	1.00	12/20/2021	0.8500	USD	300	8,887	(4,780)	(13,667)
Russian Federation	CBK	1.00	12/20/2021	1.0600	USD	13,000	312,307	18,343	(293,964)
Russian Federation	CBK	1.00	12/20/2021	1.0600	USD	3,000	115,075	4,233	(110,842)
Republic Of Colombia	FBF	1.00	12/20/2021	0.7272	USD	4,000	45,340	(35,742)	(81,082)
Republic Of Indonesia	HUS	1.00	12/20/2021	0.7846	USD	1,800	29,018	(12,038)	(41,056)
Republic Of Indonesia	UAG	1.00	12/20/2021	0.7846	USD	3,000	38,384	(20,063)	(58,447)
Republic Of Turkey	BCC	1.00	6/20/2022	3.0689	USD	5,000	245,439	337,594	92,155
Republic Of Turkey	BCC	1.00	6/20/2022	3.0689	USD	9,375	455,985	632,989	177,004
Russian Federation	BCC	1.00	6/20/2022	1.1462	USD	4,500	112,599	18,812	(93,787)
Lebanese Republic	BRC	1.00	6/20/2022	6.0000	USD	12,500	1,546,706	1,988,561	441,855
Republic Of Indonesia	BRC	1.00	6/20/2022	0.8931	USD	5,000	30,641	(20,110)	(50,751)
Russian Federation	BRC	1.00	6/20/2022	1.1462	USD	4,300	108,723	17,975	(90,748)
Russian Federation	BRC	1.00	6/20/2022	1.1462	USD	2,600	40,110	10,869	(29,241)
Republic Of South Africa	CBK	1.00	6/20/2022	1.5439	USD	4,000	142,699	70,864	(71,835)

See accompanying notes

20

American Beacon GLG Total Return FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 7/31/2018(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
Republic Of South Africa	CBK	1.00	6/20/2022	1.5439	USD	2,500	$99,401	$44,290	$(55,111)
Republic Of South Africa	CBK	1.00	6/20/2022	1.5439	USD	5,500	190,217	97,439	(92,778)
Republic Of Turkey	CBK	1.00	6/20/2022	3.0689	USD	4,000	134,834	270,075	135,241
Republic Of Indonesia	HUS	1.00	6/20/2022	0.8931	USD	3,000	31,958	(12,066)	(44,024)
Lebanese Republic	BOA	1.00	12/20/2022	6.0752	USD	3,000	406,820	531,077	124,257
Lebanese Republic	BOA	1.00	12/20/2022	6.0752	USD	5,000	686,548	885,128	198,580
Republic Of South Africa	BOA	1.00	12/20/2022	1.6861	USD	4,300	163,628	115,728	(47,900)
Federal Republic of Brazil	BRC	1.00	12/20/2022	1.9830	USD	9,000	181,439	345,584	164,145
Kingdom Of Saudi Arabia	BRC	1.00	12/20/2022	0.7503	USD	11,000	(22,704)	(116,160)	(93,456)
Republic Of Indonesia	BRC	1.00	12/20/2022	1.0119	USD	4,500	(30,090)	3,552	33,642
Republic Of Indonesia	BRC	1.00	12/20/2022	1.0119	USD	4,900	(1,989)	3,867	5,856
Republic Of Indonesia	BRC	1.00	12/20/2022	1.0119	USD	2,000	(4,880)	1,579	6,459
Republic Of South Africa	BRC	1.00	12/20/2022	1.6861	USD	3,000	101,383	80,740	(20,643)
Republic Of South Africa	BRC	1.00	12/20/2022	1.6861	USD	8,600	322,301	231,455	(90,846)
Federal Republic of Brazil	CBK	1.00	12/20/2022	1.9830	USD	13,400	267,509	514,536	247,027
Kingdom Of Saudi Arabia	CBK	1.00	12/20/2022	0.7503	USD	2,000	(13,988)	(21,120)	(7,132)
Republic Of Indonesia	CBK	1.00	12/20/2022	1.0119	USD	3,500	(9,953)	2,762	12,715
Republic Of Indonesia	CBK	1.00	12/20/2022	1.0119	USD	4,500	-	3,552	3,552
Republic Of South Africa	CBK	1.00	12/20/2022	1.6861	USD	8,600	327,255	231,455	(95,800)
Republic Of South Africa	CBK	1.00	12/20/2022	1.6861	USD	8,600	325,604	231,455	(94,149)
Republic Of South Africa	CBK	1.00	12/20/2022	1.6861	USD	13,000	472,013	349,874	(122,139)
Russian Federation	CBK	1.00	12/20/2022	1.2386	USD	3,000	35,845	27,844	(8,001)
Lebanese Republic	DUB	1.00	12/20/2022	6.0752	USD	1,100	171,555	194,728	23,173
Lebanese Republic	DUB	1.00	12/20/2022	6.0752	USD	700	109,284	123,918	14,634
Lebanese Republic	DUB	1.00	12/20/2022	6.0752	USD	1,600	245,085	283,241	38,156
Republic Of Indonesia	HUS	1.00	12/20/2022	1.0119	USD	6,100	(2,475)	4,815	7,290
Republic Of Indonesia	HUS	1.00	12/20/2022	1.0119	USD	4,000	(812)	3,157	3,969
Republic Of Indonesia	HUS	1.00	12/20/2022	1.0119	USD	4,500	-	3,552	3,552
Republic Of Indonesia	HUS	1.00	12/20/2022	1.0119	USD	8,500	-	6,709	6,709
Republic Of Indonesia	UAG	1.00	12/20/2022	1.0119	USD	5,500	(2,790)	4,341	7,131
Republic Of Indonesia	UAG	1.00	12/20/2022	1.0119	USD	5,500	(2,232)	4,341	6,573
Argentine Republic	BRC	5.00	6/20/2023	4.2200	USD	4,000	(363,735)	(135,760)	227,975
Argentine Republic	BRC	5.00	6/20/2023	4.2200	USD	1,700	(104,698)	(57,698)	47,000
Federal Republic of Brazil	BRC	1.00	6/20/2023	2.1550	USD	12,500	597,261	610,311	13,050
Federal Republic of Brazil	BRC	1.00	6/20/2023	2.1550	USD	4,500	218,746	219,712	966
Federal Republic of Brazil	BRC	1.00	6/20/2023	2.1550	USD	1,000	62,011	48,825	(13,186)
Federal Republic of Brazil	BRC	1.00	6/20/2023	2.1550	USD	5,000	343,075	244,124	(98,951)
Federal Republic of Brazil	BRC	1.00	6/20/2023	2.1550	USD	23,000	1,603,799	1,122,972	(480,827)
Federation of Malaysia	BRC	1.00	6/20/2023	0.8366	USD	4,500	(31,989)	(32,948)	(959)
Republic of Korea	BRC	1.00	6/20/2023	0.4213	USD	10,900	(252,905)	(290,028)	(37,123)
Republic Of South Africa	BRC	1.00	6/20/2023	1.8275	USD	6,000	167,501	214,377	46,876
Argentine Republic	CBK	5.00	6/20/2023	4.2200	USD	27,300	(1,886,527)	(926,561)	959,966
Argentine Republic	CBK	5.00	6/20/2023	4.2200	USD	7,100	(400,541)	(240,974)	159,567
Republic Of South Africa	CBK	1.00	6/20/2023	1.8275	USD	4,500	125,626	160,783	35,157
Federal Republic of Brazil	GST	1.00	6/20/2023	2.1550	USD	11,500	786,764	561,486	(225,278)
Federal Republic of Brazil	HUS	1.00	6/20/2023	2.1550	USD	4,000	193,612	195,300	1,688
Federal Republic of Brazil	HUS	1.00	6/20/2023	2.1550	USD	8,500	591,755	415,012	(176,743)
Federation of Malaysia	HUS	1.00	6/20/2023	0.8366	USD	8,250	(51,277)	(60,404)	(9,127)
Federation of Malaysia	HUS	1.00	6/20/2023	0.8366	USD	8,250	(51,277)	(60,404)	(9,127)
Federation of Malaysia	HUS	1.00	6/20/2023	0.8366	USD	16,500	(102,711)	(120,808)	(18,097)
Republic Of South Africa	HUS	1.00	6/20/2023	1.8275	USD	4,000	111,668	142,918	31,250

							$11,791,105	$11,972,267	$181,162

See accompanying notes

21

American Beacon GLG Total Return FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Credit Default Swaps on Corporate and Sovereign Securities - Sell Protection(2)
Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 7/31/2018(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
Republic Of Philippines	BCC	1.00	12/20/2019	0.1575	USD	3,000	$15,127	$31,109	$15,982
Republic Of Philippines	BRC	1.00	12/20/2019	0.1575	USD	500	1,902	5,185	3,283
Republic Of Colombia	HUS	1.00	12/20/2021	0.2800	USD	7,000	25,920	57,506	31,586
Argentine Republic	CBK	5.00	6/20/2023	4.1200	USD	22,800	327,044	773,831	446,787

							$369,993	$867,631	$497,638

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Counter- Party	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Pay	1-Day BRL-CDI	HUS	9.12	1/4/2021	BRL	30,100	$-	$(141,094)	$(141,094)
Pay	1-Day BRL-CDI	UAG	8.65	1/4/2021	BRL	32,500	-	(33,061)	(33,061)

							$-	$(174,155)	$(174,155)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts Open on July 31, 2018:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
IDR	1,851,920	USD	1,900,000	8/27/2018	HUS	$-	$(48,080)	$(48,080)
IDR	8,698,219	USD	8,709,595	8/27/2018	HUS	-	(11,376)	(11,376)
IDR	8,698,221	USD	8,709,597	8/27/2018	HUS	-	(11,376)	(11,376)
IDR	17,396,439	USD	17,425,224	8/27/2018	HUS	-	(28,785)	(28,785)
USD	9,164,924	IDR	8,807,499	8/27/2018	HUS	357,425	-	357,425
USD	4,397,000	IDR	4,228,562	8/27/2018	HUS	168,438	-	168,438
USD	4,116,000	IDR	3,976,830	8/27/2018	HUS	139,170	-	139,170
USD	4,114,000	IDR	3,976,320	8/27/2018	HUS	137,680	-	137,680
USD	4,117,000	IDR	3,976,087	8/27/2018	HUS	140,913	-	140,913
USD	4,117,000	IDR	3,958,149	8/27/2018	HUS	158,851	-	158,851
USD	4,114,000	IDR	3,955,265	8/27/2018	HUS	158,735	-	158,735
USD	3,899,000	IDR	3,766,088	8/27/2018	HUS	132,912	-	132,912
USD	5,145,000	COP	5,162,436	10/9/2018	HUS	-	(17,436)	(17,436)

See accompanying notes

22

American Beacon GLG Total Return FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	4,149,000	COP	4,165,922	10/9/2018	HUS	$-	$(16,922)	$(16,922)
USD	4,149,000	COP	4,163,060	10/9/2018	HUS	-	(14,060)	(14,060)
USD	4,149,000	COP	4,161,629	10/9/2018	HUS	-	(12,629)	(12,629)
USD	4,149,000	COP	4,160,198	10/9/2018	HUS	-	(11,198)	(11,198)
USD	4,149,000	COP	4,160,198	10/9/2018	HUS	-	(11,198)	(11,198)
USD	4,149,000	COP	4,143,025	10/9/2018	HUS	5,975	-	5,975
USD	4,149,000	COP	4,140,163	10/9/2018	HUS	8,837	-	8,837
USD	1,991,000	COP	2,001,181	10/9/2018	HUS	-	(10,181)	(10,181)
USD	750,000	COP	747,885	10/9/2018	HUS	2,115	-	2,115
TRY	2,896,413	USD	3,271,000	11/13/2018	HUS	-	(374,587)	(374,587)
TRY	2,897,746	USD	3,271,000	11/13/2018	HUS	-	(373,254)	(373,254)
TRY	3,004,489	USD	3,397,000	11/13/2018	HUS	-	(392,511)	(392,511)
TRY	3,008,049	USD	3,396,999	11/13/2018	HUS	-	(388,950)	(388,950)
TRY	3,009,038	USD	3,397,000	11/13/2018	HUS	-	(387,962)	(387,962)
TRY	3,129,034	USD	3,390,000	11/13/2018	HUS	-	(260,966)	(260,966)
TRY	3,544,720	USD	3,535,000	11/13/2018	HUS	9,720	-	9,720
TRY	3,907,256	USD	4,416,000	11/13/2018	HUS	-	(508,744)	(508,744)
TRY	4,428,149	USD	4,419,000	11/13/2018	HUS	9,149	-	9,149
TRY	5,760,179	USD	6,239,000	11/13/2018	HUS	-	(478,821)	(478,821)
TRY	6,536,905	USD	7,336,000	11/13/2018	HUS	-	(799,095)	(799,095)
TRY	6,757,603	USD	7,589,000	11/13/2018	HUS	-	(831,397)	(831,397)
TRY	9,396,765	USD	10,172,000	11/13/2018	HUS	-	(775,235)	(775,235)
USD	59,429,000	TRY	55,231,832	11/13/2018	HUS	4,197,168	-	4,197,168
USD	3,457,000	TRY	3,201,880	11/13/2018	HUS	255,120	-	255,120
ARS	5,230,569	USD	5,717,353	11/23/2018	HUS	-	(486,784)	(486,784)
ARS	10,595,105	USD	11,556,332	11/23/2018	HUS	-	(961,227)	(961,227)
ARS	976,320	USD	1,067,375	11/26/2018	HUS	-	(91,055)	(91,055)
ARS	3,320,020	USD	3,192,615	11/26/2018	HUS	127,405	-	127,405
ARS	9,054,463	USD	8,709,735	11/26/2018	HUS	344,728	-	344,728
ARS	1,354,811	USD	1,314,277	11/28/2018	HUS	40,534	-	40,534
ARS	7,126,680	USD	6,908,000	11/28/2018	HUS	218,680	-	218,680
ARS	7,127,806	USD	6,908,000	11/28/2018	HUS	219,806	-	219,806
ARS	2,104,724	USD	2,279,513	11/29/2018	HUS	-	(174,789)	(174,789)
ARS	5,749,376	USD	6,299,052	11/29/2018	HUS	-	(549,676)	(549,676)
ARS	4,125,472	USD	3,935,969	12/6/2018	HUS	189,503	-	189,503
ARS	4,125,472	USD	3,940,838	12/6/2018	HUS	184,634	-	184,634
USD	17,039,229	IDR	17,044,425	2/4/2019	HUS	-	(5,196)	(5,196)
USD	8,510,392	IDR	8,522,214	2/4/2019	HUS	-	(11,822)	(11,822)
USD	8,516,153	IDR	8,522,212	2/4/2019	HUS	-	(6,059)	(6,059)

						$7,207,498	$(8,051,371)	$(843,873)

*	All values denominated in USD.

See accompanying notes

23

American Beacon GLG Total Return FundSM

Schedule of Investments

July 31, 2018 (Unaudited)

Glossary:

Counterparty Abbreviations:
BCC	Barclays Capital, Inc.
BOA	Bank of America, N.A.
BRC	Barclays Bank PLC
CBK	Citibank, N.A.
DUB	Deutsche Bank AG
FBF	Credit Suisse International
GST	Goldman Sachs International
HUS	HSBC Bank (USA)
UAG	UBS AG
USD	United States Dollar

Currency Abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
IDR	Indonesian Rupiah
TRY	Turkish Lira

Exchange Abbreviations:
OTC	Over-the-Counter

Other Abbreviations:
CDI	Chess Depository Interest

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2018, the investments were classified as described below:

GLG Total Return Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Sovereign Obligations
Brazil	$-	$1,002,980	$-	$1,002,980
Colombia	-	4,110,000	-	4,110,000
Indonesia	-	5,565,058	-	5,565,058
South Africa	-	19,581,835	-	19,581,835
Foreign Corporate Obligations
British Virgin Islands	-	6,821,281	-	6,821,281
India	-	4,882,772	-	4,882,772
Mexico	-	6,037,194	-	6,037,194
Short-Term Investments
Investment Companies	6,228,469	-	-	6,228,469
U.S. Treasury Obligations	-	665,030,774	-	665,030,774

Total Investments in Securities - Assets	$6,228,469	$713,031,894	$-	$719,260,363

Financial Derivative Instruments - Assets
Swap Contract Agreements	$-	$4,456,227	$-	$4,456,227
Forward Foreign Currency Contracts	-	7,207,498	-	7,207,498

Total Financial Derivative Instruments - Assets	$-	$11,663,725	$-	$11,663,725

Financial Derivative Instruments - Liabilities
Swap Contract Agreements	$-	$(6,843,600)	$-	$(6,843,600)
Forward Foreign Currency Contracts	-	(8,051,371)	-	(8,051,371)

Total Financial Derivative Instruments - Liabilities	$-	$(14,894,971)	$-	$(14,894,971)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended July 31, 2018, there were no transfers between levels.

See accompanying notes

24

American Beacon FundsSM

Statements of Assets and Liabilities

July 31, 2018 (Unaudited)

	Frontier Markets Income Fund	GLG Total Return Fund
Assets:
Investments in unaffiliated securities, at fair value†	$229,714,807	$713,031,894
Investments in affiliated securities, at fair value‡	31,758,221	6,228,469
Foreign currency, at fair value^	2,690,658	263
Swap premium paid	-	15,498,671
Swap income receivable	-	145,236
Cash collateral held at custodian for the benefit of the broker	270,000	15,093,100
Dividends and interest receivable	5,992,463	930,474
Receivable for fund shares sold	1,774,516	1,009,539
Receivable for expense reimbursement (Note 2)	-	63,530
Unrealized appreciation from swap agreements	-	4,456,227
Unrealized appreciation from forward foreign currency contracts	76,388	7,207,498
Prepaid expenses	148,813	93,122

Total assets	272,425,866	763,758,023

Liabilities:
Payable for investments purchased	533,335	-
Payable for fund shares redeemed	761,679	627,596
Payable for expense reimbursement (Note 2)	522	-
Swap premium received	-	3,337,573
Cash collateral held at broker for the benefit of the custodian	-	7,037,652
Cash due to custodian	-	40,000
Swap income payable	-	1,208,022
Management and sub-advisory fees payable (Note 2)	191,823	581,569
Service fees payable (Note 2)	20,264	119
Transfer agent fees payable (Note 2)	10,986	87,558
Custody and fund accounting fees payable	-	4,328
Professional fees payable	46,613	30,750
Unrealized depreciation from swap agreements	-	6,843,600
Unrealized depreciation from forward foreign currency contracts	362,268	8,051,371
Other liabilities	3,215	11,587

Total liabilities	1,930,705	27,861,725

Net assets	$270,495,161	$735,896,298

Analysis of net assets:
Paid-in-capital	$295,685,482	$729,294,939
Undistributed net investment income	3,772,286	4,153,189
Accumulated net realized gain (loss)	(17,543,929)	6,098,892
Unrealized (depreciation) of investments in unaffiliated securitiesA	(11,114,678)	(419,482)
Unrealized appreciation (depreciation) of foreign currency transactions	(18,120)	6
Unrealized (depreciation) of forward foreign currency contracts	(285,880)	(843,873)
Unrealized (depreciation) of swap agreements	-	(2,387,373)

Net assets	$270,495,161	$735,896,298

See accompanying notes

25

American Beacon FundsSM

Statements of Assets and Liabilities

July 31, 2018 (Unaudited)

	Frontier Markets Income Fund	GLG Total Return Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	7,899,273	130,646

Y Class	15,249,561	45,057

Investor Class	4,972,883	14,847

A Class	433,081	10,212

C Class	1,163,333	10,160

Ultra Class	N/A	67,693,056

Net assets:
Institutional Class	$71,913,949	$1,415,635

Y Class	$138,884,267	$486,298

Investor Class	$45,217,907	$159,462

A Class	$3,938,678	$109,632

C Class	$10,540,360	$107,847

Ultra Class	N/A	$733,617,424

Net asset value, offering and redemption price per share:
Institutional Class	$9.10	$10.84

Y Class	$9.11	$10.79

Investor Class	$9.09	$10.74

A Class	$9.09	$10.74

A Class (offering price)	$9.54	$11.28

C Class	$9.06	$10.61

Ultra Class	N/A	$10.84

† Cost of investments in unaffiliated securities	$240,829,485	$713,451,376
‡ Cost of investments in affiliated securities	$31,758,221	$6,228,469
^ Cost of foreign currency	$2,691,021	$257

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

26

American Beacon FundsSM

Statements of Operations

For the period ended July 31, 2018 (Unaudited)

	Frontier Markets Income Fund	GLG Total Return Fund
Investment income:
Dividend income from affiliated securities (Note 8)	$236,139	$104,599
Interest income (net of foreign taxes)†	13,734,193	6,496,273

Total investment income	13,970,332	6,600,872

Expenses:
Management and sub-advisory fees (Note 2)	1,062,545	3,468,053
Transfer agent fees:
Institutional Class (Note 2)	6,844	14
Y Class (Note 2)	53,215	261
Investor Class	1,281	614
A Class	131	-
C Class	138	-
Ultra Class	-	184,891
Custody and fund accounting fees	108,343	85,640
Professional fees	49,035	37,592
Registration fees and expenses	65,414	71,732
Service fees (Note 2):
Investor Class	54,771	-
A Class	1,033	28
C Class	3,991	28
Distribution fees (Note 2):
A Class	4,744	134
C Class	48,802	528
Prospectus and shareholder report expenses	9,026	13,507
Trustee fees (Note 2)	4,365	18,804
Dividends and interest on securities sold short	-	5,552
Other expenses	5,748	14,379

Total expenses	1,479,426	3,901,757

Net fees waived and expenses (reimbursed) / recouped (Note 2)	56,053	(375,235)

Net expenses	1,535,479	3,526,522

Net investment income	12,434,853	3,074,350

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(2,167,552)	2,661,444
Foreign currency transactions	(186,122)	(705,851)
Forward foreign currency contracts	273,733	4,200,258
Swap agreements	-	(48,615)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(14,247,259)	3,838
Foreign currency transactions	(44,840)	3
Forward foreign currency contracts	(425,297)	4,452,718
Swap agreements	-	9,818,664

Net gain (loss) from investments	(16,797,337)	20,382,459

Net increase (decrease) in net assets resulting from operations	$(4,362,484)	$23,456,809

† Foreign taxes	$264,346	$-

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

27

American Beacon FundsSM

Statements of Changes in Net Assets

	Frontier Markets Income Fund		GLG Total Return Fund
	Six Months Ended July 31, 2018	Year Ended January 31, 2018	Six Months Ended July 31, 2018	Year Ended January 31, 2018
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$12,434,853	$11,020,530	$3,074,350	$2,531,727
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and swap agreements	(2,079,941)	(2,024,117)	6,107,236	3,133,509
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and swap agreements	(14,717,396)	7,678,093	14,275,223	(18,655,514)

Net increase (decrease) in net assets resulting from operations	(4,362,484)	16,674,506	23,456,809	(12,990,278)

Distributions to shareholders:
Net investment income:
Institutional Class	(2,864,592)	(2,845,735)	-	(34,454)
Y Class	(4,673,769)	(3,511,778)	-	(6,291)
Investor Class	(1,689,204)	(2,275,358)	-	(1,298)
A Class	(144,540)	(293,772)	-	(987)
C Class	(331,541)	(214,080)	-	(422)
Ultra Class	-	-	(88)	(4,299,303)
Net realized gain from investments:
Institutional Class	-	-	-	(517)
Y Class	-	-	-	(1,675)
Investor Class	-	-	-	(244)
A Class	-	-	-	(173)
C Class	-	-	-	(172)
Ultra Class	-	-	-	(1,163,013)
Return of capital:
Institutional Class	-	-	-	(152)
Y Class	-	-	-	(491)
Investor Class	-	-	-	(72)
A Class	-	-	-	(51)
C Class	-	-	-	(50)
Ultra Class	-	-	-	(341,068)

Net distributions to shareholders	(9,703,646)	(9,140,723)	(88)	(5,850,433)

Capital share transactions (Note 10):
Proceeds from sales of shares	113,436,616	148,370,285	124,607,782	793,714,239
Reinvestment of dividends and distributions	8,290,909	8,065,854	18	184,104
Cost of shares redeemed	(37,568,202)	(26,890,130)	(157,752,505)	(104,815,311)
Redemption fees	53,979	11,114	-	-

Net increase (decrease) in net assets from capital share transactions	84,213,302	129,557,123	(33,144,705)	689,083,032

Net increase (decrease) in net assets	70,147,172	137,090,906	(9,687,984)	670,242,321

Net assets:
Beginning of period	200,347,989	63,257,083	745,584,282	75,341,961

End of period*	$270,495,161	$200,347,989	$735,896,298	$745,584,282

*Includes undistributed net investment income	$3,772,286	$1,041,079	$4,153,189	$1,078,927

See accompanying notes

28

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as open-end management investment companies. As of July 31, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon Frontier Markets Income Fund and American Beacon GLG Total Return Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings. The American Beacon Frontier Markets Income Fund is registered as a diversified fund and American Beacon GLG Total Return Fund is registered as non-diversified. From February 1, 2018 to June 14, 2018, the American Beacon Frontier Markets Income Fund was known as American Beacon Global Evolution Frontier Markets Income Fund.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
Ultra	Large institutional investors - sold directly or through intermediary channels.	$500,000,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

29

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Frontier Markets Income Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets.

30

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Global Evolution USA, LLC and GLG LLC (the “Sub-Advisors”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

Global Evolution USA, LLC

All Assets	0.50%

GLG LLC

First $500 million	0.60%
Next $500 million	0.55%
Over $1 billion	0.50%

The Management and Sub-Advisory Fees paid by the Funds for the period ended July 31, 2018 were as follows:

Frontier Markets Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$438,763
Sub-Advisor Fees	0.50%	623,782

Total	0.85%	$1,062,545

GLG Total Return Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,295,602
Sub-Advisor Fees	0.59%	2,172,451

Total	0.94%	$3,468,053

31

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligates the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended July 31, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Frontier Markets Income	$56,849
GLG Total Return	261

As of July 31, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Frontier Markets Income	$10,986
GLG Total Return	32

32

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended July 31, 2018, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Frontier Markets Income	$15,008
GLG Total Return	6,716

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended July 31, 2018, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended July 31, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	2/1/2018 - 7/31/2018	Reimbursed Expenses	(Recouped) Expenses
Frontier Markets Income	Institutional	1.15%	$–	$(22,060)	2021
Frontier Markets Income	Y	1.25%	–	(24,698)	2021
Frontier Markets Income	Investor	1.53%	–	(918)	2021
Frontier Markets Income	A	1.55%	–	(3,802)	2021
Frontier Markets Income	C	2.30%	–	(4,575)	2021
GLG Total Return	Institutional	1.05%	–	(119)	2021
GLG Total Return	Y	1.15%	–	(263)	2021
GLG Total Return	Investor	1.43%	282	–	2021
GLG Total Return	A	1.45%	–	(78)	2021
GLG Total Return	C	2.20%	–	(77)	2021
GLG Total Return	Ultra	0.95%	375,486	–	2021

Of these amounts, $63,530 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at July 31, 2018 for the GLG Total Return Fund and $522 was disclosed as a payable to the Manager on the Statements of Assets and Liabilities at July 31, 2018 for the Frontier Markets Income Fund.

33

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover		Expired Expense Carryover	Expiration of Reimbursed Expenses
Frontier Markets Income	$-	$18,592		$-	2019
Frontier Markets Income	-	63,671	(1)	-	2020
Frontier Markets Income	-	33,162		-	2021
GLG Total Return	226	263,456		-	2020
GLG Total Return	226	669,447		-	2021

(1)

Contractual expense caps were removed from the Institutional, Y, Investor, and A Classes on May 29, 2016. Voluntary expense caps were reinstated November 29, 2016 for the Institutional, Y, Investor, and A Classes.

The Distributor

Effective March 1, 2018, Resolute Investment Distributors, Inc. (“RID” or “Distributor”) replaced Foreside Fund Services, LLC (“Foreside”) as the Funds’ distributor and principal underwriter of the Funds’ shares.

RID is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of A Class and C Class sales charge remaining after the allowances by the Distributor to the broker-dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside served as the distributor and principal underwriter of the Funds’ shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

Sales Commissions

The Funds’ Distributor, formerly Foreside, may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended February 28, 2018, Foreside collected $804 for the Frontier Markets Income Fund from the sale of Class A Shares. During the period March 1, 2018 through July 31, 2018, RID collected $5,443 for Frontier Markets Income Fund from the sale of Class A Shares. There were no sales commissions collected by Foreside and RID for Class A Shares of the GLG Total Return Fund.

34

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended July 31, 2018, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended February 28, 2018, Foreside collected CDSC fees of $100 for Class C Shares of the Frontier Markets Income Fund. During the period March 1, 2018 through July 31, 2018, RID collected CDSC fees of $927 for Class C Shares of Frontier Markets Income Fund. There were no CDSC fees collected by Foreside and RID for Class C Shares of the GLG Total Return Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Enhanced Income Fund, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE‘‘ or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and exchanged-traded funds (“ETFs”), are valued at the last sale price or official closing price.

35

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

36

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to- market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts and structured notes, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

37

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Credit-Linked Notes

The Frontier Markets Income Fund may invest in credit-linked notes (“CLNs”). CLNs are derivative debt obligations that are issued by limited purpose entities, such as Special Purpose Vehicles (“SPVs”), or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund’s investment policies permit it to invest directly. The Fund may invest in CLNs when the Fund’s Sub-Advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

The issuer or one of the affiliates of the issuer of the CLNs in which the Fund will invest, normally will purchase the reference asset underlying the CLN directly, but in some cases it may gain exposure to the reference asset through a credit default swap or other derivative. Under the terms of a CLN, the Fund will receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a “credit event” occurs with respect to the underlying reference asset or its issuer. Such credit events will include payment defaults on the reference asset, and normally will also include events that do not involve an actual default, such as actual or potential insolvencies, repudiations of indebtedness, moratoria on payments, reference asset restructurings, limits on the convertibility or repatriation of currencies, and the imposition of ownership restrictions. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable “deliverable” asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.

38

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap. Various determinations that may need to be made with respect to the CLNs, including the occurrence of a credit event, the selection of deliverable assets (where applicable) and the valuation of the reference asset for purposes of determining any cash settlement amount, normally will be made by the issuer or sponsor of the CLN. The interests of such issuer or sponsor may not be aligned with those of the Fund or other investors in the CLN. Accordingly, CLNs may also be subject to potential conflicts of interest. There may be no established trading market for the Fund’s CLNs, in which event they may constitute illiquid investments.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks

39

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Frontier and Emerging Market Investments

The Funds may invest in the securities and derivatives with exposure to various countries with emerging capital markets. These investments involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended July 31, 2018 are disclosed in the Fund’s Notes to the Schedules of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

40

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or the sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Sovereign and Quasi-Sovereign Government and Supranational Debt

The Funds can invest in debt securities issued or guaranteed by foreign governments and their political subdivisions or agencies which involve special risks. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

Supranational entities may also issue debt securities. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

41

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

During the period ended July 31, 2018, the Funds entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended July 31, 2018
Fund	Purchased Contracts	Sold Contracts
Frontier Markets Income	$6,817,372	$2,440,560
GLG Total Return	146,566,998	273,473,058

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended July 31, 2018, the GLG Total Return Fund entered into futures contracts primarily for exposing cash to markets.

The GLG Total Return Fund invested in an insignificant volume of futures contracts during the period, and no positions were held as of July 31, 2018.

Swap Agreements

The Funds may invest in swap agreements. Swap agreements are negotiated between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies, or market-linked returns at

42

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

specified, future intervals. Swap agreements are either privately negotiated in the over-the-counter market (“OTC Swaps”) or cleared in a central clearing house (“Centrally Cleared Swaps”). The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared swaps are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

For OTC payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Centrally cleared swaps provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments for OTC and centrally cleared swaps are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities

43

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of

44

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referenced security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of July 31, 2018, for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

During the period ended July 31, 2018, the GLG Total Return Fund entered into credit default swaps primarily for return enhancement, hedging, and exposing cash to markets.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amounts Outstanding
Fund	Period Ended July 31, 2018
GLG Total Return	$370,425,000

Interest Rate Swap Agreements

The GLG Total Return Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

During the period ended July 31, 2018, the GLG Total Return Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

Average Interest Rate Swaps Notional Amounts Outstanding
Fund	Period Ended July 31, 2018
GLG Total Return	$718,425,000

45

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Frontier Markets Income Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of July 31, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$76,388	$-	$-	$-	$76,388

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(362,268)	$-	$-	$-	$(362,268)

The effect of financial derivative instruments on the Statements of Operations as of July 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$273,733	$-	$-	$-	$273,733

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(425,297)	$-	$-	$-	$(425,297)

GLG Total Return Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of July 31, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$7,207,498	$-	$-	$-	$7,207,498
Unrealized appreciation from swap agreements	4,456,227	-	-	-	-	4,456,227

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(8,051,371)	$-	$-	$-	$(8,051,371)
Unrealized depreciation from swap agreements	(3,777,427)	-	-	(3,066,173)	-	(6,843,600)

46

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

The effect of financial derivative instruments on the Statements of Operations as of July 31, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$4,200,258	$-	$-	$-	$4,200,258
Swap agreements	2,451,077	-	-	(2,499,692)	-	(48,615)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$4,452,718	$-	$-	$-	$4,452,718
Swap agreements	7,289,453	-	-	2,529,211	-	9,818,664

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, July 31, 2018.

Frontier Markets Income Fund

Offsetting of Financial and Derivative Assets as of July 31, 2018:
	Assets	Liabilities
Forward Foreign Currency Contracts	$76,388	$362,268

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$76,388	$362,268

Total derivative assets and liabilities subject to an MNA	$76,388	$362,268

47

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of July 31, 2018:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
ICBC Standard Bank PLC	$56,301	$(56,301)	$-	$-	$-
Morgan Stanley & Co. Inc.	4,632	-	-	-	4,632
State Street Bank & Trust Co.	15,455	-	-	-	15,455

Total	$76,388	$(56,301)	$-	$-	$20,087

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
ICBC Standard Bank PLC	$362,268	$(56,301)	$-	$-	$305,967

GLG Total Return Fund

Offsetting of Financial and Derivative Assets as of July 31, 2018:
	Assets	Liabilities
Swap Agreement – Centrally cleared	$-	$2,892,018
Swap Agreement – OTC	4,456,227	3,951,582
Forward Foreign Currency Contracts	7,207,498	8,051,371

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$11,663,725	$14,894,971

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(2,892,018)

Total derivative assets and liabilities subject to an MNA	$11,663,725	$12,002,953

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of July 31, 2018:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
Bank of America, N.A.	$322,837	$(47,900)	$-	$-	$274,937
Barclays Bank PLC	1,081,318	(1,081,318)	-	-	-
Barclays Capital, Inc.	876,349	(93,787)	-	-	782,562
Citibank, N.A.	2,000,012	(965,418)	-	-	1,034,594
Deutsche Bank AG	75,963	-	-	-	75,963
HSBC Bank (USA)	7,293,542	(7,293,542)	-	-	-
UBS AG	13,704	(13,704)	-	-	-

Total	$11,663,725	$(9,495,669)	$-	$-	$2,168,056

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Bank of America, N.A.	$47,900	$(47,900)	$-	$-	$-
Barclays Bank PLC	2,007,341	(1,081,318)	-	-	926,023
Barclays Capital, Inc.	93,787	(93,787)	-	-	-
Citibank, N.A.	965,418	(965,418)	-	-	-
Credit Suisse International	81,082	-	-	-	81,082
Goldman Sachs International	225,278	-	-	-	225,278
HSBC Bank (USA)	8,490,639	(7,293,542)	-	-	1,197,097
UBS AG	91,508	(13,704)	-	-	77,804

Total	$12,002,953	$(9,495,669)	$-	$-	$2,507,284

48

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

6. Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, the Funds may obtain no recovery of its investments or may obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Funds can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies or by purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies, including both non-deliverable forwards (“NDFs”) and deliverable forwards, non-U.S. currency futures contracts, options (including non-deliverable options (“NDOs”) on non-U.S. currencies and non-U.S. currency forwards) and swaps for cross-currency transactions. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Custody Risk

The Funds may invest in markets that are less developed than those in the U.S., which may expose the Funds to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in frontier and emerging markets may be subject to greater custody risks than investments in more developed markets.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase transaction costs. Derivatives also are subject to counterparty and credit risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may

49

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

expose the Funds to greater losses in the event of a default by a counterparty. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including NDFs, are derivative instruments pursuant to a contract where the parties agree to buy or sell a specific currency at a future date at a price set at the time of the contract. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Forward currency transactions, including NDFs,and forward currency contracts include the risks associated with fluctuations in currency.

Frontier Markets Risk

Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of (1) the potential for extreme price volatility and illiquidity in frontier markets; (2) government ownership or control of parts of the private sector or other protectionist measures; (3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement. In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. Investments that the Frontier Markets Income Fund holds may be exposed to these risks, which could have a negative impact on their value. Additional risks of frontier market securities may include: greater political instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund is exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater risk of default (by both government and private issuers); more substantial governmental involvement in the economy; less governmental supervision and regulation;differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Funds sold and replaced the entire value of its securities holdings during the

50

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

period. High portfolio turnover could increase the Funds’ transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Funds have a lower portfolio turnover rate.

Illiquid and Restricted Securities Risk

Section 4(a)(2) securities and Rule 144A securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a Section 4(a)(2) security or a Rule 144A security when the sub-advisors consider it desirable to do so and/or may have to sell the security at a lower price than the Funds believes is its fair market value. Although there is a substantial institutional market for Section 4(a)(2) securities and Rule 144A securities, it is not possible to predict exactly how the market for such securities will develop. A Section 4(a)(2) security or Rule 144A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering Section 4(a)(2) securities and Rule 144Asecurities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Funds might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Interest Rate Risk

The Funds are subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage-backed and other asset-backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve has raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. Significant upward pressure on domestic interest rates and a corresponding widening of credit spreads could negatively impact the markets price of emerging debt instruments. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Leverage Risk

The GLG Total Return Fund’s use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

Liquidity Risk

The Funds are susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Funds could lose money if they are unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, the Funds may be forced to sell

51

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory, and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may

52

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Funds’ investments in the United Kingdom and Europe.

Market Timing Risk

Because the Funds invest in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. The Funds generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds’ calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Funds price its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Non-Diversification Risk

The GLG Total Return Fund is non-diversified, which means it may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Redemption Risk

The Funds may experience periods of heavy redemptions that could cause the Funds to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Funds, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Funds’ performance. This risk is heightened if the Funds invest in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Funds to have to distribute substantial capital gains.

53

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

Sovereign and Quasi-Sovereign Debt Risk

The Funds normally will have significant investments in sovereign and quasi-sovereign debt securities. These investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Swap Agreements Risk.

The GLG Total Return Fund may invest in swap agreements. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, a Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Total return swaps, interest rate swaps, currency swaps and credit default swaps are subject to counterparty risk, credit risk and liquidity risk. In addition to these risks, total return swaps are subject to market risk and interest rate risk, if the underlying securities are bonds or other debt obligations, interest rate swaps are subject to interest rate risk, and currency swaps are subject to currency risk. With respect to a credit default swap, if the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has deteriorated, in which case the Fund may need to make an early termination payment. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has improved, in which case a Fund may need to make a nearly termination payment. Equity swaps are subject to equity investments risk, liquidity risk, and counterparty risk

Variable and Floating Rate Securities Risk

The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index or a London Interbank Offered Price (“LIBOR”) Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, coupons on floating-rate securities typically decrease. Alternatively, during periods of rising interest rates, coupons on floating-rate securities typically increase. Changes in the coupons of floating-rate securities may lag behind changes in market rates or may have limits on the maximum coupon rate change for a given period of time. The value of floating-rate securities may decline if their coupon do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

54

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. For the Frontier Markets Income Fund, each of the tax years in the 4 year period ended January 31, 2018 and for the GLG Total Return Fund, each of the tax years in the 2 year period ended January 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

As of July 31, 2018 the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Frontier Markets Income	$272,836,847	$3,634,835	$(15,016,774)	$(11,381,939)
GLG Total Return	719,690,063	18,906,149	(19,335,843)	(429,694)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year January 31, 2018 the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Frontier Markets Income	$3,882,282	$11,581,707
GLG Total Return	-	-

The Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Funds’ fiscal year ending January 31, 2018. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Fund’s fiscal year, January 31, 2018. For the period ended January 31, 2018, GLG deferred $2,013 in short-term capital losses, $465 in long-term capital losses, and $9,612,993 in late year ordinary losses to February 1, 2018.

55

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended July 31, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Frontier Markets Income	$73,555,735	$-	$5,958,916	$-
GLG Total Return	1,171,569,821	369,430,648	1,180,334,620	372,098,294

A summary of the Funds’ transactions in the USG Select Fund for the period ended July 31, 2018 were as follows:

Fund	Type of Transaction	January 31, 2018 Shares/Fair Value	Purchases	Sales	July 31, 2018 Shares/Fair Value	Dividend Income
Frontier Markets Income	Direct	$27,848,722	$72,087,277	$68,177,778	$31,758,221	$236,139
GLG Total Return	Direct	13,961,256	196,268,419	204,001,206	6,228,469	104,599

9.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the period ended July 31, 2018, the Funds did not utilize this facility.

56

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,184,998	$20,494,506	6,139,305	$57,844,697
Reinvestment of dividends	160,188	1,493,878	194,497	1,822,176
Shares redeemed	(1,476,791)	(13,637,785)	(759,494)	(7,164,036)
Redemption fees	-	17,565	-	(626)

Net increase in shares outstanding	868,395	$8,368,164	5,574,308	$52,502,211

	Y Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	7,907,586	$74,538,168	5,977,636	$56,371,234
Reinvestment of dividends	499,417	4,648,648	371,040	3,480,135
Shares redeemed	(1,363,708)	(12,639,825)	(787,633)	(7,423,091)
Redemption fees	-	31,772	-	6,934

Net increase in shares outstanding	7,043,295	$66,578,763	5,561,043	$52,435,212

	Investor Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,438,294	$13,398,868	2,670,141	$24,877,596
Reinvestment of dividends	180,631	1,682,409	242,444	2,266,383
Shares redeemed	(969,533)	(8,945,058)	(836,260)	(7,768,266)
Redemption fees	-	1,842	-	3,588

Net increase in shares outstanding	649,392	$6,138,061	2,076,325	$19,379,301

	A Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	174,198	$1,627,976	246,600	$2,317,510
Reinvestment of dividends	14,554	135,689	30,605	284,937
Shares redeemed	(143,046)	(1,328,246)	(408,936)	(3,828,759)
Redemption fees	-	1,001	-	616

Net increase (decrease) in shares outstanding	45,706	$436,420	(131,731)	$(1,225,696)

	C Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	361,240	$3,377,098	736,515	$6,959,248
Reinvestment of dividends	35,590	330,285	22,677	212,223
Shares redeemed	(110,338)	(1,017,288)	(75,480)	(705,978)
Redemption fees	-	1,799	-	602

Net increase in shares outstanding	286,492	$2,691,894	683,712	$6,466,095

57

American Beacon FundsSM

Notes to Financial Statements

July 31, 2018 (Unaudited)

	Institutional Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
GLG Total Return Fund	Shares	Amount	Shares	Amount
Shares sold	100,000	$1,090,000	-	$-
Reinvestment of dividends	-	-	3,291	35,124
Shares redeemed	-	-	(679,807)	(7,300,030)

Net increase (decrease) in shares outstanding	100,000	$1,090,000	(676,516)	$(7,264,906)

	Y Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
GLG Total Return Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	99,879	$1,076,470
Reinvestment of dividends	-	-	794	8,458
Shares redeemed	(54,171)	(569,719)	(11,543)	(124,763)

Net increase (decrease) in shares outstanding	(54,171)	$(569,719)	89,130	$960,165

	Investor Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
GLG Total Return Fund	Shares	Amount	Shares	Amount
Shares sold	375	$4,000	2,242	$24,098
Reinvestment of dividends	-	-	152	1,614

Net increase in shares outstanding	375	$4,000	2,394	$25,712

	A Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
GLG Total Return Fund	Shares	Amount	Shares	Amount
Reinvestment of dividends	-	$-	114	$1,210

Net increase in shares outstanding	-	$-	114	$1,210

	C Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
GLG Total Return Fund	Shares	Amount	Shares	Amount
Reinvestment of dividends	-	$-	62	$644

Net increase in shares outstanding	-	$-	62	$644

	Ultra Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018
	(unaudited)
GLG Total Return Fund	Shares	Amount	Shares	Amount
Shares sold	11,594,510	$123,513,782	73,646,676	$792,613,671
Reinvestment of dividends	2	18	12,855	137,054
Shares redeemed	(14,776,338)	(157,182,786)	(9,080,295)	(97,390,518)

Net increase (decrease) in shares outstanding	(3,181,826)	$(33,668,986)	64,579,236	$695,360,207

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

58

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended July 31, 2018		Year Ended January 31,					February 25, 2014A to January 31, 2015
			2018	2017		2016

	(unaudited)
Net asset value, beginning of period	$9.62		$8.96	$8.35		$9.68		$10.00

Income (loss) from investment operations:
Net investment income	0.46		0.77	0.88		0.67		0.59
Net gains (losses) on investments (both realized and unrealized)	(0.61)		0.61	0.44		(1.30)		(0.30)

Total income (loss) from investment operations	(0.15)		1.38	1.32		(0.63)		0.29

Less distributions:
Dividends from net investment income	(0.37)		(0.72)	(0.08)		(0.50)		(0.59)
Distributions from net realized gains	-		-	-		-		(0.02)
Tax return of capital	-		-	(0.63	)B	(0.20	)B	-

Total distributions	(0.37)		(0.72)	(0.71)		(0.70)		(0.61)

Redemption fees added to beneficial interestsC	0.00		0.00	0.00		0.00		0.00

Net asset value, end of period	$9.10		$9.62	$8.96		$8.35		$9.68

Total returnD	(1.61	)%E	15.92%	16.20%		(6.98)%		2.76	%E

Ratios and supplemental data:
Net assets, end of period	$71,913,949		$67,653,731	$13,047,515		$10,531,288		$9,225,629
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.06	%F	1.17%	1.40%		1.14%		1.95	%F
Expenses, net of reimbursements or recoupments	1.12	%F	1.15%	1.27	%G	1.15%		1.15	%F
Net investment income, before expense reimbursements or recoupments	10.12	%F	9.04%	9.98%		7.14%		5.43	%F
Net investment income, net of reimbursements or recoupments	10.06	%F	9.06%	10.11%		7.13%		6.22	%F
Portfolio turnover rate	7	%E	22%	69%		68%		23	%H

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
H	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

59

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended July 31, 2018		Year Ended January 31,					February 25, 2014A to January 31, 2015
			2018	2017		2016

	(unaudited)
Net asset value, beginning of period	$9.63		$8.97	$8.34		$9.69		$10.00

Income (loss) from investment operations:
Net investment income	0.41		0.79	0.90		0.61		0.58
Net gains (losses) on investments (both realized and unrealized)	(0.56)		0.58	0.44		(1.28)		(0.28)

Total income (loss) from investment operations	(0.15)		1.37	1.34		(0.67)		0.30

Less distributions:
Dividends from net investment income	(0.37)		(0.71)	(0.08)		(0.50)		(0.59)
Distributions from net realized gains	-		-	-		-		(0.02)
Tax return of capital	-		-	(0.63	)B	(0.18	)B	-

Total distributions	(0.37)		(0.71)	(0.71)		(0.68)		(0.61)

Redemption fees added to beneficial interestsC	0.00		0.00	0.00		0.00		0.00

Net asset value, end of period	$9.11		$9.63	$8.97		$8.34		$9.69

Total returnD	(1.62	)%E	15.83%	16.37%		(7.40)%		2.87	%E

Ratios and supplemental data:
Net assets, end of period	$138,884,267		$79,007,953	$23,715,300		$29,434,613		$138,082,358
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.13	%F	1.25%	1.48%		1.18%		1.50	%F
Expenses, net of reimbursements or recoupments	1.17	%F	1.25%	1.37	%G	1.25%		1.25	%F
Net investment income, before expense reimbursements or recoupments	9.98	%F	8.94%	10.49%		7.35%		6.33	%F
Net investment income, net of reimbursements or recoupments	9.94	%F	8.94%	10.61%		7.28%		6.59	%F
Portfolio turnover rate	7	%E	22%	69%		68%		23	%H

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
H	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

60

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended July 31, 2018		Year Ended January 31,					February 25, 2014A to January 31, 2015
			2018	2017		2016

	(unaudited)
Net asset value, beginning of period	$9.61		$8.95	$8.35		$9.68		$10.00

Income (loss) from investment operations:
Net investment income	0.44		0.78	0.85		0.63		0.55
Net gains (losses) on investments (both realized and unrealized)	(0.60)		0.57	0.43		(1.30)		(0.29)

Total income (loss) from investment operations	(0.16)		1.35	1.28		(0.67)		0.26

Less distributions:
Dividends from net investment income	(0.36)		(0.69)	(0.07)		(0.47)		(0.56)
Distributions from net realized gains	-		-	-		-		(0.02)
Tax return of capital	-		-	(0.61	)B	(0.19	)B	-

Total distributions	(0.36)		(0.69)	(0.68)		(0.66)		(0.58)

Redemption fees added to beneficial interestsC	0.00		0.00	0.00		0.00		0.00

Net asset value, end of period	$9.09		$9.61	$8.95		$8.35		$9.68

Total returnD	(1.70	)%E	15.59%	15.69%		(7.33)%		2.47	%E

Ratios and supplemental data:
Net assets, end of period	$45,217,907		$41,560,845	$20,120,332		$15,934,048		$13,987,805
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.30	%F	1.41%	1.72%		1.44%		1.78	%F
Expenses, net of reimbursements or recoupments	1.30	%F	1.51%	1.63	%G	1.53%		1.53	%F
Net investment income, before expense reimbursements or recoupments	9.83	%F	8.73%	9.62%		6.84%		5.86	%F
Net investment income, net of reimbursements or recoupments	9.83	%F	8.64%	9.71%		6.76%		6.12	%F
Portfolio turnover rate	7	%E	22%	69%		68%		23	%H

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
H	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

61

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended July 31, 2018		Year Ended January 31,					February 25, 2014A to January 31, 2015
			2018	2017		2016

	(unaudited)
Net asset value, beginning of period	$9.62		$8.96	$8.35		$9.68		$10.00

Income (loss) from investment operations:
Net investment income	0.44		0.81	0.90		0.62		0.54
Net gains (losses) on investments (both realized and unrealized)	(0.62)		0.53	0.39		(1.29)		(0.29)

Total income (loss) from investment operations	(0.18)		1.34	1.29		(0.67)		0.25

Less distributions:
Dividends from net investment income	(0.35)		(0.68)	(0.07)		(0.47)		(0.55)
Distributions from net realized gains	-		-	-		-		(0.02)
Tax return of capital	-		-	(0.61	)B	(0.19	)B	-

Total distributions	(0.35)		(0.68)	(0.68)		(0.66)		(0.57)

Redemption fees added to beneficial interestsC	0.00		0.00	0.00		0.00		0.00

Net asset value, end of period	$9.09		$9.62	$8.96		$8.35		$9.68

Total returnD	(1.91	)%E	15.51%	15.77%		(7.36)%		2.42	%E

Ratios and supplemental data:
Net assets, end of period	$3,938,678		$3,726,687	$4,648,954		$7,513,980		$15,782,502
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.35	%F	1.48%	1.78%		1.52%		1.88	%F
Expenses, net of reimbursements or recoupments	1.55	%F	1.55%	1.67	%G	1.55%		1.55	%F
Net investment income, before expense reimbursements or recoupments	10.29	%F	8.65%	9.85%		6.89%		5.82	%F
Net investment income, net of reimbursements or recoupments	10.09	%F	8.58%	9.96%		6.86%		6.15	%F
Portfolio turnover rate	7	%E	22%	69%		68%		23	%H

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Voluntary expense cap. See Note 2 of the Notes to the Financial Statements.
H	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

62

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31, 2018		Year Ended January 31,					February 25, 2014A to January 31, 2015
			2018	2017		2016

	(unaudited)
Net asset value, beginning of period	$9.58		$8.93	$8.34		$9.67		$10.00

Income (loss) from investment operations:
Net investment income	0.40		0.65	0.83		0.56		0.47
Net gains (losses) on investments (both realized and unrealized)	(0.60)		0.62	0.39		(1.30)		(0.30)

Total income (loss) from investment operations	(0.20)		1.27	1.22		(0.74)		0.17

Less distributions:
Dividends from net investment income	(0.32)		(0.62)	(0.07)		(0.42)		(0.48)
Distributions from net realized gains	-		-	-		-		(0.02)
Tax return of capital	-		-	(0.56	)B	(0.17	)B	-

Total distributions	(0.32)		(0.62)	(0.63)		(0.59)		(0.50)

Redemption fees added to beneficial interestsC	0.00		0.00	0.00		0.00		0.00

Net asset value, end of period	$9.06		$9.58	$8.93		$8.34		$9.67

Total returnD	(2.13	)%E	14.66%	14.90%		(8.06)%		1.60	%E

Ratios and supplemental data:
Net assets, end of period	$10,540,360		$8,398,773	$1,724,982		$2,049,234		$1,244,636
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.13	%F	2.29%	2.55%		2.31%		3.01	%F
Expenses, net of reimbursements or recoupments	2.22	%F	2.30%	2.30%		2.30%		2.31	%F
Net investment income, before expense reimbursements or recoupments	9.08	%F	7.81%	8.90%		5.89%		4.62	%F
Net investment income, net of reimbursements or recoupments	8.99	%F	7.81%	9.14%		5.90%		5.33	%F
Portfolio turnover rate	7	%E	22%	69%		68%		23	%G

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from February 25, 2014 through January 31, 2015 and is not annualized.

See accompanying notes

63

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018		May 20, 2016A to January 31, 2017

	(unaudited)
Net asset value, beginning of period	$10.50		$10.69		$10.00

Income (loss) from investment operations:
Net investment income	1.31		0.06	B	0.07
Net gains (losses) on investments (both realized and unrealized)	(0.97)		(0.12)		0.73

Total income (loss) from investment operations	0.34		(0.06)		0.80

Less distributions:
Dividends from net investment income	-		(0.11)		(0.10)
Distributions from net realized gains	-		(0.02)		(0.01)
Tax return of capital	-		(0.00	)CD	-

Total distributions	-		(0.13)		(0.11)

Net asset value, end of period	$10.84		$10.50		$10.69

Total returnE	3.24	%F	(0.64)%		7.95	%F

Ratios and supplemental data:
Net assets, end of period	$1,415,635		$321,683		$7,560,278
Ratios to average net assets:
Expenses, before reimbursements	1.01	%G	1.03%		2.09	%G
Expenses, net of reimbursements	1.05	%G	1.05%		1.05	%G
Net investment income, before expense reimbursements	0.97	%G	0.49%		0.01	%G
Net investment income, net of reimbursements	0.93	%G	0.46%		1.05	%G
Portfolio turnover rate	215	%F	248%		311	%H

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.

See accompanying notes

64

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018		May 20, 2016A to January 31, 2017

	(unaudited)
Net asset value, beginning of period	$10.47		$10.68		$10.00

Income (loss) from investment operations:
Net investment income	0.03	B	0.09		0.07
Net gains (losses) on investments (both realized and unrealized)	0.29		(0.17)		0.72

Total income (loss) from investment operations	0.32		(0.08)		0.79

Less distributions:
Dividends from net investment income	-		(0.10)		(0.10)
Distributions from net realized gains	-		(0.02)		(0.01)
Tax return of capital	-		(0.01	)C	-

Total distributions	-		(0.13)		(0.11)

Net asset value, end of period	$10.79		$10.47		$10.68

Total returnD	3.06	%E	(0.78)%		7.85	%E

Ratios and supplemental data:
Net assets, end of period	$486,298		$1,038,736		$107,884
Ratios to average net assets:
Expenses, before reimbursements	1.08	%F	1.18%		5.31	%F
Expenses, net of reimbursements	1.15	%F	1.15%		1.15	%F
Net investment income (loss), before expense reimbursements	0.62	%F	0.18%		(3.21	)%F
Net investment income, net of reimbursements	0.55	%F	0.21%		0.95	%F
Portfolio turnover rate	215	%E	248%		311	%G

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.

See accompanying notes

65

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018		May 20, 2016A to January 31, 2017

	(unaudited)
Net asset value, beginning of period	$10.43		$10.66		$10.00

Income (loss) from investment operations:
Net investment income	0.02		0.02		0.05
Net gains (losses) on investments (both realized and unrealized)	0.29		(0.13)		0.72

Total income (loss) from investment operations	0.31		(0.11)		0.77

Less distributions:
Dividends from net investment income	-		(0.09)		(0.10)
Distributions from net realized gains	-		(0.02)		(0.01)
Tax return of capital	-		(0.01	)B	-

Total distributions	-		(0.12)		(0.11)

Net asset value, end of period	$10.74		$10.43		$10.66

Total returnC	2.97	%D	(1.05)%		7.65	%D

Ratios and supplemental data:
Net assets, end of period	$159,462		$150,889		$128,790
Ratios to average net assets:
Expenses, before reimbursements	1.80	%E	2.09%		5.14	%E
Expenses, net of reimbursements	1.43	%E	1.43%		1.43	%E
Net investment (loss), before expense reimbursements	(0.01	)%E	(0.62)%		(3.04	)%E
Net investment income, net of reimbursements	0.36	%E	0.03%		0.67	%E
Portfolio turnover rate	215	%D	248%		311	%F

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.

See accompanying notes

66

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018		May 20, 2016A to January 31, 2017

	(unaudited)
Net asset value, beginning of period	$10.42		$10.66		$10.00

Income (loss) from investment operations:
Net investment income	0.02		0.00	B	0.05
Net gains (losses) on investments (both realized and unrealized)	0.30		(0.12)		0.72

Total income (loss) from investment operations	0.32		(0.12)		0.77

Less distributions:
Dividends from net investment income	-		(0.10)		(0.10)
Distributions from net realized gains	-		(0.02)		(0.01)
Tax return of capital	-		(0.00	)BC	-

Total distributions	-		(0.12)		(0.11)

Net asset value, end of period	$10.74		$10.42		$10.66

Total returnD	3.07	%E	(1.15)%		7.65	%E

Ratios and supplemental data:
Net assets, end of period	$109,632		$106,439		$107,660
Ratios to average net assets:
Expenses, before reimbursements	1.31	%F	1.42%		5.62	%F
Expenses, net of reimbursements	1.45	%F	1.45%		1.45	%F
Net investment income (loss), before expense reimbursements	0.49	%F	0.05%		(3.51	)%F
Net investment income, net of reimbursements	0.34	%F	0.02%		0.65	%F
Portfolio turnover rate	215	%E	248%		311	%G

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.

See accompanying notes

67

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31, 2018		Year Ended January 31, 2018		May 20, 2016A to January 31, 2017

	(unaudited)
Net asset value, beginning of period	$10.34		$10.61		$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.02)		(0.08)		(0.01)
Net gains (losses) on investments (both realized and unrealized)	0.29		(0.12)		0.73

Total income (loss) from investment operations	0.27		(0.20)		0.72

Less distributions:
Dividends from net investment income	-		(0.04)		(0.10)
Distributions from net realized gains	-		(0.02)		(0.01)
Tax return of capital	-		(0.01	)B	-

Total distributions	-		(0.07)		(0.11)

Net asset value, end of period	$10.61		$10.34		$10.61

Total returnC	2.61	%D	(1.95)%		7.15	%D

Ratios and supplemental data:
Net assets, end of period	$107,847		$105,096		$107,101
Ratios to average net assets:
Expenses, before reimbursements	2.06	%E	2.17%		6.37	%E
Expenses, net of reimbursements	2.20	%E	2.20%		2.20	%E
Net investment (loss), before expense reimbursements	(0.26	)%E	(0.70)%		(4.27	)%E
Net investment (loss), net of reimbursements	(0.41	)%E	(0.73)%		(0.10	)%E
Portfolio turnover rate	215	%D	248%		311	%F

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.

See accompanying notes

68

American Beacon GLG Total Return FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Ultra
	Six Months Ended July 31, 2018		Year Ended January 31, 2018		May 20, 2016A to January 31, 2017

	(unaudited)
Net asset value, beginning of period	$10.50		$10.69		$10.00

Income (loss) from investment operations:
Net investment income	0.04		0.11		0.07
Net gains (losses) on investments (both realized and unrealized)	0.30		(0.17)		0.73

Total income (loss) from investment operations	0.34		(0.06)		0.80

Less distributions:
Dividends from net investment income	(0.00	)G	(0.10)		(0.10)
Distributions from net realized gains	-		(0.02)		(0.01)
Tax return of capital	-		(0.01	)B	-

Total distributions	-		(0.13)		(0.11)

Net asset value, end of period	$10.84		$10.50		$10.69

Total returnC	3.24	%D	(0.57)%		7.95	%D

Ratios and supplemental data:
Net assets, end of period	$733,617,424		$743,861,439		$67,330,248
Ratios to average net assets:
Expenses, before reimbursements	1.05	%E	1.07%		2.09	%E
Expenses, net of reimbursements	0.95	%E	0.95%		0.95	%E
Net investment income, before expense reimbursements	0.73	%E	0.34%		0.76	%E
Net investment income, net of reimbursements	0.83	%E	0.46%		1.91	%E
Portfolio turnover rate	215	%D	248%		311	%F

A	Commencement of operations.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from May 20, 2016 through January 31, 2017 and is not annualized.
G	Amount represents less than $0.01 per share.

See accompanying notes

69

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

At in-person meetings held on May 18, 2018 and June 5-6, 2018 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 6, 2018 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon GLG Total Return Fund (“GLG Fund”) and the American Beacon Frontier Markets Income Fund (formerly known as the American Beacon Global Evolution Frontier Markets Income Fund) (“Frontier Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, GLG LLC (“GLG”), and the Trust, on behalf of the GLG Fund; and

(3) the Investment Advisory Agreement among the Manager, Global Evolution USA, LLC (“Global Evolution”), and the Trust, on behalf of the Frontier Markets Fund.

GLG and Global Evolution are hereinafter each referred to as a “subadvisor” and collectively as the “subadvisors.” The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished to the Board throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•

comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses from Broadridge, and to the performance of any similar accounts or a composite of similar accounts, as applicable, managed by the firm;

•

comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses from Broadridge, and the advisory fee rates charged to other clients for which similar services are provided by a firm;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense limitation arrangements;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•

any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding administrative, accounting-related and cash management services that the Manager provides to the Funds and the fees that the Manager receives for such services; and

70

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

•

information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationships with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s performance since its inception in 2016, with respect to the GLG Fund, and 2014, with respect to the Frontier Markets Fund; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

71

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

With respect to the renewal of each Investment Advisory Agreement, the Board considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting each Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for a Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of the relevant Fund relative to the performance of a similar account and an appropriate benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the GLG Fund being profitable for the Manager before and after the payment of distribution-related expenses by the Manager and the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager with respect to the Frontier Markets Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Funds that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to a Fund, the Board considered representations made by each subadvisor that the fee rate negotiated by the Manager is favorable relative to the fee rates that the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

72

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints with respect to the GLG Fund’s subadvisory fee rate. The Board also considered Global Evolution’s representation that, due to the nature of the GLG Fund’s strategy, GLG is unlikely to realize economies of scale.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisors’ investment process and expanding the level of assets under management by the Manager and the subadvisors. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made in comparison to each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge.

The expense comparisons below were made in comparison to each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Trustees also considered each Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

73

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon GLG Total Return Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with GLG for the GLG Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3nd Quintile
Morningstar Fee Level Ranking – Institutional Class	High Expense Ratio

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	5th Quintile

The Trustees also considered: (1) information provided by GLG regarding fee rates charged for managing accounts in the same strategy as the subadvisor manages the Fund; (2) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance as none of the funds in the Fund’s Broadridge expense group, expense universe, performance universe or Morningstar category pursue a comparable investment strategy; and (3) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management Agreement and Investment Advisory Agreement are fair and reasonable; and (2) determined that the GLG Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Frontier Markets Income Fund

In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Global Evolution for the Frontier Markets Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5th Quintile
Compared to Broadridge Expense Universe	5th Quintile
Morningstar Fee Level Ranking – Institutional Class	High Expense Ratio

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2017)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	2nd Quintile

The Trustees also considered: (1) Global Evolution’s representation that it does not manage other accounts with comparable investment objectives and policies as those of the Fund; (2) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance as none of the funds in the Fund’s Broadridge expense group, expense universe or performance universe or Morningstar category pursue a comparable investment strategy; (3) that the Fund is a limited capacity product as it invests principally in investments that are economically tied to frontier market countries, which are a subgroup of emerging market countries; (4) the Manager’s explanation that the Fund’s expense profile is attributable to the higher expenses associated with investments in frontier market countries than emerging market countries, which the Fund’s peer group funds invest in; and (5) the Manager’s recommendation to continue to retain the subadvisor.

74

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management Agreement and Investment Advisory Agreement are fair and reasonable; and (2) determined that the Frontier Markets Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

Approval of Additional Subadvisor of American Beacon Frontier Markets Income Fund

At its June 5-6, 2018 meetings, the Board considered the approval of a new investment advisory agreement (“New Agreement”) among the “Manager, Aberdeen Asset Managers Limited (“Aberdeen”), and the Trust, on behalf of the Frontier Markets Fund, pursuant to which Aberdeen would manage a portion of the Frontier Markets Fund’s assets. Prior to the meetings, information was provided to the Board by Aberdeen in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Agreement. The Investment Committee of the Board also met with representatives of Aberdeen.

Provided below is an overview of the primary factors the Board considered at its June 5-6, 2018 meetings at which the Board considered the approval of the New Agreement. In determining whether to approve the New Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of an account managed by Aberdeen (the “Comparable Account”); (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by Aberdeen with other clients; and (6) any other benefits anticipated to be derived by Aberdeen from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the New Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the New Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Frontier Markets Fund.

Nature, extent and quality of the services to be provided by Aberdeen. The Board considered information regarding Aberdeen’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the New Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing Aberdeen’s allocation of the Frontier Markets Fund. The Board also considered Aberdeen’s investment resources, infrastructure and the adequacy of its compliance program. The Board also took into consideration the Manager’s recommendation of Aberdeen. The Board considered Aberdeen’s representation regarding the strength of its financial condition and that its current staffing levels were adequate to service the Frontier Markets Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Aberdeen were appropriate for the Frontier Markets Fund in light of its investment objective, and, thus, supported a decision to approve the New Agreement.

Performance of Portfolio Management Team. The Board evaluated the information provided by Aberdeen regarding the performance of the Comparable Account relative to the performance of an appropriate benchmark index (the “Index”). The Board considered representations made by Aberdeen that, for various periods ended March 31, 2018, the performance of the Comparable Account was favorable. Based on the foregoing information, the Board concluded that the historical investment performance record of Aberdeen supported approval of the New Agreement.

75

Disclosure Regarding Approval of the Management and Investment Advisory Agreements

July 31, 2018 (Unaudited)

Comparisons of the amounts to be paid under the New Agreement with those under contracts between Aberdeen and its other clients. In evaluating the New Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Aberdeen on behalf of the Frontier Markets Fund. The Board considered that Aberdeen’s investment advisory fee rate under the New Agreement would be paid to Aberdeen by the Fund. The Board also considered Aberdeen’s representation that the advisory fee rate is equal to or lower than the advisory fee rates that Aberdeen currently charges to other clients with similar mandates. In addition, the Board considered that Aberdeen’s investment advisory fee rate under the New Agreement would be the same as the investment advisory fee paid by the Frontier Markets Fund to its current subadvisor. After evaluating this information, the Board concluded that the advisory fee rate under the New Agreement was reasonable in light of the services to be provided to the Frontier Markets Fund.

Costs of the services to be provided and profits to be realized by Aberdeen and its affiliates from its relationship with the Frontier Markets Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Aberdeen from its relationship with the Frontier Markets Fund, noting instead the arm’s-length nature of the relationship between the Manager and Aberdeen with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered Aberdeen’s representation that it believes that the proposed investment advisory fee rate to be paid by the Frontier Markets Fund under the New Agreement is appropriate in light of any economies of scale that Aberdeen may realize in connection with the services that it proposes to provide to the Frontier Markets Fund.

Benefits to be derived by Aberdeen from the relationship with the Frontier Markets Fund. The Board considered Aberdeen’s representation that it does not anticipate any material “fall-out” or ancillary benefits that may accrue to Aberdeen or its affiliates as a result of its relationship with the Frontier Markets Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Aberdeen by virtue of its relationship with the Frontier Markets Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Frontier Markets Fund, the Manager or Aberdeen, as that term is defined in the Investment Company Act of 1940, as amended, concluded that the proposed investment advisory fee rate is fair and reasonable and that the approval of the New Agreement is in the best interests of the Frontier Markets Fund and approved the New Agreement.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Frontier Markets Income Fund and American Beacon GLG Total Return Fund are service marks of American Beacon Advisors, Inc.

SAR 7/18

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: October 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: October 5, 2018

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds
Date: October 5, 2018